UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

 Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☐                      Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

ATLANTIC ACQUISITION CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.

☒	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies: Common stock, par value $.001 per share (“Common Stock”)

(2)

Aggregate number of securities to which transaction applies:

19,969,833 shares of common stock of Atlantic Acquisition Corp. to be issued to the HF Group shareholders pursuant to that certain Merger Agreement, dated as of March 28, 2018, by and among Atlantic Acquisition Corp., HF Group Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of Atlantic, HF Group Holding Corporation, a North Carolina corporation, or “HF Group,” the stockholders of HF Group, and Zhou Min Ni, as representative of the stockholders.

(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

The proposed maximum aggregate value of the transaction was calculated based on $10.00.

	(4)	Proposed maximum aggregate value of transaction: $199,698,330
	(5)	Total fee paid: $24,862 (Previously Paid)

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

PROXY STATEMENT FOR SPECIAL MEETING OF SHAREHOLDERS
OF ATLANTIC ACQUISITION CORP.

Proxy Statement dated [●], 2018
and first mailed to shareholders on or about [●], 2018

Dear Shareholders:

You are cordially invited to attend the special meeting of Atlantic’s shareholders. Atlantic is a special purpose company incorporated on May 19, 2016 for the purpose of acquiring, through a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more businesses or entities, which we refer to as a “target business.”

Holders of shares of Atlantic’s common stock will be asked to approve the merger agreement dated as of March 28, 2018, or the “Acquisition Agreement,” by and among Atlantic, HF Group Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of Atlantic, or “Merger Sub,” HF Group Holding Corporation, a North Carolina corporation, or “HF Group,” the stockholders of HF Group, and Zhou Min Ni, as representative of the stockholders, and the other related proposals. We refer to the stockholders of HF Group as the HF Group shareholders.

The issuance of shares of Atlantic to the HF Group shareholders is being consummated on a private placement basis, pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended. The aggregate value of the consideration to be paid by Atlantic in the business combination is approximately $199.7 million (calculated as follows: 19,969,833 shares of common stock of Atlantic to be issued to the HF Group shareholders multiplied by $10.00 (the deemed value of the shares in the Acquisition Agreement). The transactions contemplated under the Acquisition Agreement relating to the business combination with HF Group are referred to in this proxy statement as the Business Combination.

As of March 31, 2018, there was approximately $45,418,255 in Atlantic’s trust account, of which $21,262 of interest will be withdrawn by Atlantic to pay franchise taxes for the first quarter of 2018, or approximately $10.26 per outstanding share of common stock issued in Atlantic’s initial public offering. On [●], 2018, the record date for the special meeting of shareholders, the last sale price of Atlantic’s common stock was $[●].

Each shareholder’s vote is very important. Whether or not you plan to attend the Atlantic special meeting in person, please submit your proxy card without delay. Shareholders may revoke proxies at any time before they are voted at the meeting. Voting by proxy will not prevent a shareholder from voting in person if such shareholder subsequently chooses to attend the Atlantic special meeting.

We encourage you to read this proxy statement carefully. In particular, you should review the matters discussed under the caption “Risk Factors” beginning on page 15.

Atlantic’s board of directors unanimously recommends that Atlantic shareholders vote “FOR” approval of each of the proposals.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the securities to be issued in the Acquisition or otherwise, or passed upon the adequacy or accuracy of this proxy statement. Any representation to the contrary is a criminal offense.

Richard Xu
Chairman of the Board of Directors of
Atlantic Acquisition Corp.

[●], 2018

HOW TO OBTAIN ADDITIONAL INFORMATION

This proxy statement incorporates important business and financial information about Atlantic that is not included or delivered herewith. If you would like to receive additional information or if you want additional copies of this document, agreements contained in the appendices or any other documents filed by Atlantic with the Securities and Exchange Commission, such information is available without charge upon written or oral request. Please contact the following:

US Office (Principal Executive Office):

1250 Broadway, 36th Floor

New York, NY, 10001
Attn: Richard Xu
Telephone: 646-912-8918

If you would like to request documents, please do so no later than [●], 2018 [one week prior to Special Meeting] to receive them before Atlantic’s special meeting. Please be sure to include your complete name and address in your request. Please see “Where You Can Find Additional Information” to find out where you can find more information about Atlantic and HF Group. You should rely only on the information contained in this proxy statement in deciding how to vote on the Business Combination. Neither Atlantic nor HF Group has authorized anyone to give any information or to make any representations other than those contained in this proxy statement. Do not rely upon any information or representations made outside of this proxy statement. The information contained in this proxy statement may change after the date of this proxy statement. Do not assume after the date of this proxy statement that the information contained in this proxy statement is still correct.

USE OF CERTAIN TERMS

Unless otherwise stated in this proxy statement:

●	References to “Atlantic,” “we,” “us” or “our company” refers to Atlantic Acquisition Corp. and its subsidiary, HF Group Merger Sub Inc.

●	References to “HF Group” or the “Group” in this proxy statement refer to HF Group Holding Corporation and its subsidiaries.

●	References to “Merger Sub” means HF Group Merger Sub Inc., a wholly owned subsidiary of Atlantic.

●	References to “US Dollars” and “$” refer to the legal currency of the United States.

ATLANTIC ACQUISITION CORP.

1250 Broadway, 36th Floor

New York, NY, 10001

Attn: Richard Xu
Telephone: 646-912-8918

NOTICE OF SPECIAL MEETING OF
ATLANTIC ACQUISITION CORP. SHAREHOLDERS
To Be Held on [●], 2018

To Atlantic Acquisition Corp. (“Atlantic”) Shareholders:

A special meeting of shareholders of Atlantic, will be held at [●], on [●], 2018, at [●] a.m., for the following purposes:

1.           To approve the authorization for Atlantic’s board of directors to complete the merger of Merger Sub into HF Group, resulting in HF Group becoming a wholly owned subsidiary of Atlantic, as provided for in the Acquisition Agreement, or the “Business Combination.” This proposal is referred to as the Business Combination Proposal.

2.           To approve the amendment of the certificate of incorporation Atlantic to change Atlantic’s name from “Atlantic Acquisition Corp.” to “HF Foods Group Inc.” This proposal is referred to as the Name Change Proposal.

3.           To approve the 2018 Omnibus Equity Incentive Plan. This proposal is referred to as the Equity Incentive Plan Proposal.

4.           To approve the issuance of more than 20% of the issued and outstanding shares of common stock of Atlantic pursuant to the terms of the Acquisition Agreement and Business Combination, as required by Nasdaq Listing Rules 5635(a) and (d). This proposal is referred to as the Nasdaq Proposal.

5.           To approve the adjournment of the special meeting in the event Atlantic does not receive the requisite shareholder vote to approve the Business Combination. This proposal is called the Business Combination Adjournment Proposal.

Proposals 1 through 5 are sometimes collectively referred to herein as the “Proposals.”

As of [●], 2018, there were 5,872,497 shares of Atlantic common stock issued and outstanding and entitled to vote. Only Atlantic common shareholders who hold shares of record as of the close of business on [●], 2018 are entitled to vote at the special meeting or any adjournment of the special meeting. This proxy statement is first being mailed to shareholders on or about [●], 2018. Approval of the Business Combination Proposal, the Equity Incentive Plan Proposal and the Nasdaq Proposal will each require the affirmative vote of the holders of a majority of the outstanding shares of common stock; provided, however, that if 3,876,047 or more of the common stock purchased in the IPO demand redemption of their common stock, then neither the Business Combination or other Proposals will be completed. Approval of the Name Change Proposal will require the approval of a majority of the issued and outstanding shares of common stock of Atlantic. Attending the special meeting either in person or by proxy and abstaining from voting will have the same effect as voting against all the proposals and, assuming a quorum is present, broker non-votes will have no effect on the Business Combination Proposal and the Equity Incentive Plan Proposal, but will be the same as a vote against the Name Change Proposal.

Atlantic currently has authorized share capital of 31,000,000 shares consisting of 30,000,000 shares of common stock with a par value of $0.0001 per share and 1,000,000 preferred shares with a par value of $0.0001 per share.

Holders of Atlantic’s common stock will not be entitled to appraisal rights under Delaware law in connection with the Business Combination.

Whether or not you plan to attend the special meeting in person, please submit your proxy card without delay. Voting by proxy will not prevent you from voting your shares in person if you subsequently choose to attend the special meeting. If you fail to return your proxy card and do not attend the meeting in person, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the special meeting. You may revoke a proxy at any time before it is voted at the special meeting by executing and returning a proxy card dated later than the previous one, by attending the special meeting in person and casting your vote by ballot or by submitting a written revocation to Atlantic at Atlantic Acquisition Corp., 1250 Broadway, 36th Floor, New York, New York, 10001, Attention: Richard Xu, Telephone: 646-912-8918, that is received by us before we take the vote at the special meeting. If you hold your shares through a bank or brokerage firm, you should follow the instructions of your bank or brokerage firm regarding revocation of proxies.

Atlantic’s board of directors unanimously recommends that Atlantic shareholders vote “FOR” approval of each of the proposals.

By order of the Board of Directors,

Richard Xu
Chairman of the Board of Directors of
Atlantic Acquisition Corp.

[__________], 2018

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QUESTIONS AND ANSWERS ABOUT THE PROPOSALS FOR Atlantic shareholders

Q:    What is the purpose of this document?

A:    Atlantic Acquisition Corp., a Delaware corporation, or Atlantic, and HF Group Holding Corporation, a privately-owned North Carolina corporation, or HF Group, have agreed to a business combination under the terms of a Merger Agreement, dated as of March 28, 2018, which we refer to as the Acquisition Agreement, by and among Atlantic, HF Group Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of Atlantic, or “Merger Sub,” HF Group Holding Corporation, a North Carolina corporation, or “HF Group,” the stockholders of HF Group, and Zhou Min Ni, as representative of the stockholders, and the other related proposals. The consummation of the transactions contemplated by the Acquisition Agreement relating to the business combination with HF Group are referred to as the Business Combination and the proposal to approve the Business Combination is referred to as the Business Combination Proposal. The Acquisition Agreement is attached to this proxy statement as Annex A, and is incorporated into this proxy statement by reference. The 2018 Omnibus Equity Incentive Plan is attached to this proxy statement as Annex B, and is incorporated into this proxy statement by reference. You are encouraged to read this proxy statement, including “Risk Factors” and all the annexes hereto.

Atlantic shareholders are being asked to consider and vote upon a proposal to adopt the Acquisition Agreement, pursuant to which, through a series of transactions, Merger Sub will be merged with and into HF Group, with HF Group surviving the merger and becoming a wholly-owned subsidiary of Atlantic.

The units that were issued in Atlantic’s initial public offering, or the Atlantic units, each consist of one share of common stock of Atlantic, par value $0.0001 per share, or an Atlantic share, and one right to receive one-tenth (1/10) of a share of common stock on the consummation of an initial business combination, or an Atlantic right. Atlantic shareholders (except shareholders who are Founders or an officer or director of Atlantic) will be entitled to redeem their Atlantic common stock for a pro rata share of the trust account (currently anticipated to be no less than approximately $10.20 per share for shareholders) net of taxes payable.

The Atlantic Units, Atlantic Shares and Atlantic Rights are currently listed on the Nasdaq Stock Market.

This proxy statement also relates to other proposals connected with the Business Combination.

This proxy statement contains important information about the proposed Business Combination and the other matters to be acted upon at the special meeting of Atlantic shareholders. You should read it carefully.

Q:    What is being voted on?

A:    Below are the proposals on which Atlantic shareholders are being asked to vote:

●     To approve the authorization for Atlantic’s board of directors to complete the merger of Merger Sub into HF Group, resulting in HF Group becoming a wholly owned subsidiary of Atlantic, as provided for in the Acquisition Agreement, or the “Business Combination.” This proposal is referred to as the Business Combination Proposal.

●     To approve the amendment of the certificate of incorporation Atlantic to change Atlantic’s name from “Atlantic Acquisition Corp.” to “HF Foods Group Inc.” This proposal is referred to as the Name Change Proposal.

●     To approve the 2018 Omnibus Equity Incentive Plan. This proposal is referred to as the Equity Incentive Plan Proposal.

●     To approve the issuance of more than 20% of the issued and outstanding shares of common stock of Atlantic pursuant to the terms of the Acquisition Agreement, as required by Nasdaq Listing Rules 5635(a) and (d). This proposal is referred to as the Nasdaq Proposal.

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●     To approve the adjournment of the special meeting in the event Atlantic does not receive the requisite shareholder vote to approve the Business Combination. This proposal is called the Business Combination Adjournment Proposal. For details, see “The Business Combination Adjournment Proposal.”

Q:    Do any of Atlantic’s directors or officers have interests that may conflict with my interests with respect to the Business Combination?

A:    Atlantic’s directors and officers may have interests in the Business Combination that are different from your interests as a shareholder. You should keep in mind the following interests of Atlantic’s directors and officers:

In June 2016, 1,150,000 shares of our common stock were sold at a price of approximately $0.02 per share for an aggregate of $25,000. In May 2017, we repurchased and canceled the initial shareholder shares and issued an additional 1,150,000 shares for $25,000, or approximately $0.02 per share. In addition, simultaneously with the consummation of the IPO, we consummated the private placement (“Private Placement”) of 320,000 Units (“Private Placement Units”) at a price of $10.00 per Private Placement Unit, generating total proceeds of $3,200,000, to Atlantic’s initial shareholders and Chardan Capital Markets, LLC. Further, on August 21, 2017, simultaneously with the sale of the over-allotment units, we consummated the private sale of an additional 21,250 Private Placement Units. On August 22, 2017, the underwriters canceled the remainder of the over-allotment option. In connection with the cancellation of the remainder of the over-allotment option, we canceled an aggregate of 43,753 shares of common stock issued to our initial shareholders prior to the IPO and Private Placement. The Private Placement Units are identical to the Units sold in the IPO. In light of the amount of consideration paid for the foregoing securities, Atlantic’s directors and officers will likely benefit from the completion of the Business Combination even if the Business Combination causes the market price of Atlantic’s securities to significantly decrease. The likely benefit to Atlantic’s directors and officers may influence their motivation for promoting the Business Combination and/or soliciting proxies for the approval of the Business Combination Proposal.

If Atlantic does not consummate the Business Combination by the date that is 18 months from the closing of the IPO, or February 14, 2019, or by the date that is 24 months from the closing of the IPO, or August 14, 2019, if we extend the period of time to consummate a business combination, Atlantic will be required to dissolve and liquidate and the securities held by Atlantic’s insiders will be worthless because such holders have agreed to waive their rights to any liquidation distributions.

Approval of the Business Combination Proposal, the Equity Incentive Plan Proposal and the Nasdaq Proposal will require the affirmative vote of the holders of a majority of the outstanding shares of common stock as of the record date, present in person or by represented by proxy, at the special meeting of Atlantic shareholders; provided, however, that if 3,876,047 or more of the common stock purchased in the IPO demand redemption of their common stock, then the Business Combination will not be completed. Approval of the Name Change Proposal will require the approval of a majority of the issued and outstanding shares of common stock of Atlantic. As of the record date of the special meeting of Atlantic shareholders, 1,447,497 shares held by Atlantic’s initial shareholders, or approximately 24.6% of the outstanding Atlantic common stock, would be voted in favor of each of the Proposals.

If Atlantic liquidates prior to the consummation of a business combination, Wai Fun Cheng, Ren Hua Zheng, Richard Xu and Tom W. Su have contractually agreed that they will be liable to ensure that the proceeds in the trust account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by us for services rendered or contracted for or products sold to us, but only if such a vendor or prospective target business does not execute such a waiver. Therefore, our directors and officers have a financial interest in consummating the Business Combination, thereby resulting in a conflict of interest. The HF Group has executed such a waiver.

In addition, the exercise of Atlantic’s directors’ and officers’ discretion in agreeing to changes or waivers in the terms of the Business Combination may result in a conflict of interest when determining whether such changes or waivers are appropriate and in Atlantic shareholders’ best interests.

Q:    When and where is the special meeting of Atlantic shareholders?

A:    The special meeting of Atlantic shareholders will take place at [●] on [●], 2018, at [●] a.m.

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Q:    Who may vote at the special meeting of shareholders?

A:    Only holders of record of Atlantic common stock as of the close of business on [●], 2018 may vote at the special meeting of shareholders. As of [●], 2018, there were 5,872,497 shares of Atlantic common stock outstanding and entitled to vote. Holders of rights do not have the ability to vote at the special meeting. Please see “Special Meeting of Atlantic Shareholders — Record Date; Who is Entitled to Vote” for further information.

Q:    What is the quorum requirement for the special meeting of shareholders?

A:    Shareholders representing a majority of the Atlantic common stock issued and outstanding as of the record date ([●] shares) and entitled to vote at the special meeting must be present in person or represented by proxy in order to hold the special meeting and conduct business. This is called a quorum. Atlantic common stock will be counted for purposes of determining if there is a quorum if the shareholder (i) is present and entitled to vote at the meeting, or (ii) has properly submitted a proxy card. In the absence of a quorum, shareholders representing a majority of the votes present in person or represented by proxy at such meeting, may adjourn the meeting until a quorum is present.

Q:    What vote is required to approve the Proposals?

A:    Approval of the Business Combination Proposal, the Equity Incentive Plan Proposal, the Nasdaq Proposal and the Adjournment Proposal will require the affirmative vote of the holders of a majority of the issued and outstanding shares of common stock of Atlantic present and entitled to vote at the special meeting; provided, however, that if 3,876,047 or more of the holders of Atlantic common stock exercise their redemption rights then the Business Combination will not be completed. Approval of the Name Change Proposal will require the approval of a majority of the issued and outstanding shares of common stock of Atlantic. Attending the special meeting either in person or by proxy and abstaining from voting will have the same effect as voting against all the proposals and, assuming a quorum is present, broker non-votes will have no effect on the Business Combination Proposal, the Equity Incentive Plan Proposal, the Nasdaq Proposal or the Adjournment Proposal, but will be the same as a vote against the Name Change Proposal.

Q:    How will the initial shareholders vote?

A:    Atlantic’s initial shareholders, who as of [●], 2018 owned 1,447,497 shares of Atlantic common stock, or approximately 24.6% of the outstanding Atlantic common stock, have agreed to vote their respective common stock acquired by them prior to the initial public offering in favor of the Business Combination Proposal and related proposals. Atlantic’s initial shareholders have also agreed that they will vote any shares they purchase in the open market in or after the IPO in favor of each of the Proposals. As of the record date, these additional purchases equal [●] shares.

Q:    Am I required to vote against the Business Combination Proposal in order to have my common stock redeemed?

A:    No. You are not required to vote against the Business Combination Proposal in order to have the right to demand that Atlantic redeem your Atlantic common stock for cash equal to your pro rata share of the aggregate amount then on deposit in the trust account (before payment of deferred underwriting commissions and including interest earned on their pro rata portion of the trust account, net of taxes payable). These rights to demand redemption of Atlantic common stock for cash are sometimes referred to herein as redemption rights. If the Business Combination is not completed, then holders of Atlantic common stock electing to exercise their redemption rights will not be entitled to receive such payments until expiration of the 18 month period from the closing of the IPO (or 24 month period if extended). In addition, Atlantic’s Amended and Restated Certificate of Incorporation, or the Atlantic charter, provides that an Atlantic shareholder, together with any affiliate of such shareholder or any other person with whom such shareholder is acting in concert or as a “group” (as defined under Section 13 of the Securities Exchange Act of 1934, as amended, or the Exchange Act), will be restricted from seeking redemption rights in connection with the Business Combination with respect to more than an aggregate of 25% of the Atlantic common stock sold in the IPO.

Q:    How do I exercise my redemption rights?

A:    In order to exercise your redemption rights, you must vote for or against the business combination and mark the appropriate space on the applicable enclosed proxy card and providing physical or electronic delivery of your common stock certificates, as appropriate, prior to the special meetings of Atlantic shareholders. The redemption option is a separate election option.

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Any request for redemption, once made, may be withdrawn at any time up to the date of the special meeting of Atlantic shareholders. The actual per share redemption price will be equal to the aggregate amount then on deposit in the trust account (before payment of deferred underwriting commissions and including interest earned on their pro rata portion of the trust account, net of taxes payable, divided by the number of shares of common stock sold in the IPO. Please see the section entitled “Special Meetings of Atlantic shareholders—Redemption Rights” for the procedures to be followed if you wish to redeem your Atlantic common stock for cash.

Q:    How can I vote?

A:    If you were a holder of record Atlantic common stock on [●], 2018, the record date for the special meeting of Atlantic shareholders, you may vote with respect to the applicable proposals in person at the special meeting of Atlantic shareholders, or by submitting a proxy by mail in accordance with the instructions provided to you under “Special Meetings of Atlantic shareholders.” If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, your broker or bank or other nominee may provide voting instructions (including any telephone or Internet voting instructions). You should contact your broker, bank or nominee in advance to ensure that votes related to the shares you beneficially own will be properly counted. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the special meeting of Atlantic shareholders and vote in person, obtain a proxy from your broker, bank or nominee.

Q:    If my shares are held in “street name” by my bank, brokerage firm or nominee, will they automatically vote my shares for me?

A:    No. Under the rules of various national and regional securities exchanges, your broker, bank or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank or nominee. Atlantic believes the Proposals are non-discretionary and, therefore, your broker, bank or nominee cannot vote your shares without your instruction. Broker non-votes will not be considered present for the purposes of establishing a quorum and will have no effect on the Proposals. If you do not provide instructions with your proxy, your bank, broker or other nominee may submit a proxy card expressly indicating that it is NOT voting your shares; this indication that a bank, broker or nominee is not voting your shares is referred to as a “broker non-vote.” Your bank, broker or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your Atlantic shares in accordance with directions you provide

Q:    What if I abstain from voting or fail to instruct my bank, brokerage firm or nominee?

A:    Atlantic will count a properly executed proxy marked “ABSTAIN” with respect to a particular Proposal as present for the purposes of determining whether a quorum is present at the special meeting of Atlantic shareholders. For purposes of approval, an abstention on any Proposals will have the same effect as a vote “AGAINST” such Proposal. Additionally, failure to elect to exercise your redemption rights will preclude you from having your common stock redeemed for cash. In order to exercise your redemption rights, you must make an election on the applicable proxy card to redeem such shares of Atlantic common stock or submit a request in writing to Atlantic’s transfer agent at the address listed on page 107, and deliver your shares to Atlantic’s transfer agent physically or electronically through DTC prior to the special meeting of Atlantic shareholders.

Q:    Can I change my vote after I have mailed my proxy card?

A:    Yes. You may change your vote at any time before your proxy is voted at the special meeting. You may revoke your proxy by executing and returning a proxy card dated later than the previous one, or by attending the special meeting in person and casting your vote by ballot or by submitting a written revocation stating that you would like to revoke your proxy that we receive prior to the special meeting. If you hold your shares through a bank, brokerage firm or nominee, you should follow the instructions of your bank, brokerage firm or nominee regarding the revocation of proxies. If you are a record holder, you should send any notice of revocation or your completed new proxy card, as the case may be, to:

1250 Broadway, 36th Floor
New York, New York, 10001
Telephone: 646-912-8918

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Q:    Should I send in my share certificates now?

A:    Yes. Atlantic shareholders who intend to have their shares of common stock redeemed, by electing to have those shares of common stock redeemed for cash on the proxy card, should send their certificates (or arrange with their broker from where such shares are held) by the day prior to the special meeting. Please see “Special Meeting of Atlantic Shareholders — Redemption Rights” for the procedures to be followed if you wish to redeem your common stock for cash.

Q:    When is the Business Combination expected to occur?

A:    Assuming the requisite shareholder approvals are received, Atlantic expects that the Business Combination will occur no later than [_________], 2018.

Q:    May I seek statutory appraisal rights or dissenter rights with respect to my shares?

A:    No. Appraisal rights are not available to holders of Atlantic common stock or rights in connection with the proposed Business Combination. For additional information, see the sections entitled “Special Meeting of Atlantic Shareholders—Appraisal Rights.”

Q:    What happens if the Business Combination is not consummated?

A:    If Atlantic does not consummate the Business Combination by the date that is 18 months from the closing of the IPO, or February 14, 2019, or by the date that is 24 months from the closing of the IPO, or August 14, 2019, if we extend the period of time to consummate a business combination, then pursuant to Article SIXTH of its amended and restated certificate of incorporation, Atlantic’s officers must take all actions necessary in accordance with the Delaware General Corporation Law (referred to herein as the “DGCL”) to dissolve and liquidate Atlantic as soon as reasonably practicable. Following dissolution, Atlantic will no longer exist as a company. In any liquidation, the funds held in the Trust Account, plus any interest earned thereon (net of taxes payable), together with any remaining out-of-trust net assets will be distributed pro-rata to holders of Atlantic common stock who acquired such Atlantic common stock in Atlantic’s IPO or in the aftermarket. If the Business Combination is not effected by the date that is 18 months from the closing of the IPO, or February 14, 2019, or by the date that is 24 months from the closing of the IPO, or August 14, 2019, if we extend the period of time to consummate a business combination, the Atlantic Rights will expire worthless. The estimated consideration that each Atlantic share would be paid at liquidation would be approximately $10.26 per share for shareholders based on amounts on deposit in the Trust Account as of March 31, 2018. The closing price of Atlantic’s common stock on the Nasdaq Stock Market as of [__________], 2018 was $[____]. Atlantic’s initial shareholders waived the right to any liquidation distribution with respect to any Atlantic common stock held by them.

Q:    What happens to the funds deposited in the Trust Account following the Business Combination?

A:    Following the closing of the Business Combination, funds in the Trust Account will be released simultaneously to Atlantic and to holders of Atlantic common stock exercising redemption rights in an amount equal to their per share redemption price. The balance of the funds will be utilized to fund the Business Combination and expenses of operating the company. As of March 31, 2018, there was approximately $45,418,255 in Atlantic’s Trust Account, of which $21,262 of interest to be withdrawn by Atlantic to pay taxes. Approximately $10.26 per outstanding share issued in Atlantic’s initial public offering for the public investors. Any funds remaining in the Trust Account after such uses will be used for future working capital and other corporate purposes of the combined entity.

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DELIVERY OF DOCUMENTS TO Atlantic shareholders

Pursuant to the rules of the SEC, Atlantic and services that it employs to deliver communications to its shareholders are permitted to deliver to two or more shareholders sharing the same address a single copy of the proxy statement, unless Atlantic has received contrary instructions from one or more of such shareholders. Upon written or oral request, Atlantic will deliver a separate copy of the proxy statement to any shareholder at a shared address to which a single copy of the proxy statement was delivered and who wishes to receive separate copies in the future. Shareholders receiving multiple copies of the proxy statement may likewise request that Atlantic deliver single copies of the proxy statement in the future. Shareholders may notify Atlantic of their requests by contacting Atlantic as follows:

Atlantic Acquisition Corp.
1250 Broadway, 36th Floor
New York, New York, 10001
Attn: Richard Xu
Telephone: 646-912-8918

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SUMMARY OF THE PROXY STATEMENT

This summary highlights selected information from this proxy statement but may not contain all of the information that may be important to you. Accordingly, we encourage you to read carefully this entire proxy statement, including the Acquisition Agreement attached as Annex A and the 2018 Equity Incentive Plan attached as Annex B.

The Parties

Atlantic

Atlantic Acquisition Corp.
1250 Broadway, 36th Floor
New York, New York, 10001
Attn: Richard Xu
Telephone: 646-912-8918

Atlantic Acquisition Corp., or Atlantic, was incorporated in Delaware on May 19, 2016. Atlantic was formed with the purpose of acquiring, through a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more businesses or entities, which we refer to as a “target business.” Atlantic’s efforts to identify a prospective target business will not be limited to any particular industry or geographic region, although it initially intends to focus on target businesses being operated by and/or serving ethnic minorities in the United States, especially within Asian-American communities.

Atlantic completed its initial public offering (“IPO”) on August 14, 2017 of 4,000,000 units with each unit consisting of one share of common stock, par value $.0001 per share, and one right (“Right”) to receive one-tenth of one share of common stock upon consummation of an initial business combination. Simultaneous with the consummation of the IPO, we consummated the private placement of 320,000 private Units (“Private Placement Units”) at a price of $10.00 per Private Placement Unit, generating total proceeds of $3,200,000. The Private Placement Units were purchased by Atlantic’s initial shareholders and Chardan Capital Markets, LLC. On August 16, 2017, the underwriters in the IPO exercised the over-allotment option in part. The closing of the sale 425,000 over-allotment option units generating gross proceeds of $4,250,000 took place on August 21, 2017. Simultaneously with the sale of the over-allotment units, we consummated the private sale of an additional 21,250 Private Placement Units.

After deducting the underwriting discounts and commissions and the offering expenses, the total net proceeds to us from the IPO and private placement were $45,811,383, of which $45,135,000 was deposited into a trust account and the remaining proceeds became available to be used to provide for business, legal and accounting due diligence on prospective business combinations and continuing general and administrative expenses. As of March 31, 2018, we have approximately $444,634 of unused net proceeds that were not deposited into the trust fund to pay future general and administrative expenses, including accounting, legal and other costs of their solicitation are the Business Combination. The net proceeds deposited into the trust fund remain on deposit in the trust fund earning interest. As of March 31, 2018, there was $45,418,255 held in the trust fund (including $283,255 of accrued interest which we can withdraw to pay taxes).

Atlantic’s units, shares and rights are each quoted on the Nasdaq Stock Market, under the symbols “ATACU,” “ATAC” and “ATACR,” respectively. Each of Atlantic’s units consist of share of common stock and one right to receive one-tenth (1/10) of a share of common stock on the consummation of an initial business combination. Atlantic’s units commenced trading on August 9, 2017. Atlantic’s shares and rights commenced trading on September 7, 2017.

HF Group Holding Corporation

HF Group Holding Corporation
6001-A West Market St.

Greensboro, NC 27409
Telephone: (336)268 2080

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HF Group Holding Corporation, acting through its subsidiaries (sometimes referred to in this proxy statement as “HF Group” or the “Group”), is a foodservice distributor operated by Chinese Americans, providing Chinese restaurants, primarily Chinese takeout restaurants located in the southeastern United States, with good quality food and supplies at competitive prices. Since its inception in 1997, fueled by increasing demand in the Chinese foods market segment, which is highly fragmented with unsophisticated competitors and has natural cultural barriers, HF Group has grown its business and currently serves approximately 3,200 restaurant customers in ten states with its deep understanding of Chinese Culture and its good old-fashioned business know-how in Chinese community.

Chinese takeout restaurants are located in every corner of the US, including urban and suburban areas. They focus on serving Chinese cuisine mainly to non-Chinese Americans. For the most part, these takeout restaurants are operated by individual families with very few workers, and HF Group believes over 80% of the restaurants it services are owned by Chinese Americans from Fuzhou (“Fuzhoueses”), the province capital of Fujian, China. The industry has been able to grow rapidly because it provides good food at low cost and in a convenient way. HF Group offers an array of specialty Chinese foods and supplies that are not widely available elsewhere. By becoming a one-stop-shopping location for its customers, HF Group has made it difficult for small competitors to enter this market. As a way to focus its efforts, HF Group concentrates on serving primarily the fast growing Chinese restaurants in the southeastern region of the United States. With natural cultural barriers, HF Group is able to maintain market position with its core customers and make it difficult for large competitors serving mainstream restaurants like Sysco and US Food Services from penetrating into this market segment easily.

In the past 20 years operation, HF Group has developed distribution channels throughout the southeastern United States. It has three distribution centers located in Greensboro, North Carolina, Ocala, Florida, and Atlanta Georgia. HF Group has spent years in developing its proprietary information system for its management of customer relationships and inventory management and it is able to sustain its growth partly because of this information system. HF Group also uses a call-center located in China, which allows the Group to serve its customers on a 24 hour basis in their native language, while lowering the administrative cost in the United States. Supported by technology, HF Group has been able to support its growing customer base and, at the same time, keep operating costs low. The utilization of private networks has linked the Greensboro headquarters with the other distribution centers as well as the outsourced call center in China. This communication system allows HF Group to communicate seamlessly both internally and externally with its customers.

The Business Combination and Acquisition Agreement

Business Combination with HF Group; Business Combination Consideration

Merger Sub will merger with and into HF Group, resulting in HF Group becoming a wholly owned subsidiary of Atlantic. The issuance of shares of Atlantic to the post-Business Combination shareholders is being consummated on a private placement basis pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended. The aggregate value of the consideration to be paid by Atlantic in the business combination is approximately $199.7 million (calculated as follows: 19,969,833 shares of common stock of Atlantic to be issued to the HF Group shareholders multiplied by $10.00 (the deemed value of the shares in the Acquisition Agreement)).

After the Business Combination assuming no redemptions of common stock for cash, Atlantic’s current public shareholders will own approximately 18.5% of Atlantic, Atlantic’s current directors, officers and affiliates will own approximately 5.6% of Atlantic, and the former stockholders of HF Group will own approximately 75.0% of Atlantic. Assuming redemption by all non-management holders of 3,876,047 shares of Atlantic’s outstanding common stock, Atlantic public shareholders will own approximately 4.4% of Atlantic, Atlantic’s current directors, officers and affiliates will own approximately 6.6% of Atlantic, and the former stockholders of HF Group will own approximately 89.0% of Atlantic. Upon consummation of the Business Combination, the rights will be converted into Atlantic common stock, Further, upon consummation of the Business Combination, HF Group will be a wholly owned subsidiary of Atlantic.

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The Business Combination and the Acquisition Agreement comply with the terms described in Atlantic’s Registration Statement on Form S-1 relating to its initial public offering. Furthermore, the consummation of the Business Combination is conditioned upon the majority of the common stock voted by Atlantic’s shareholders present and entitled to vote at the special meeting voting in favor of the Business Combination and holders of less than 3,876,047 Atlantic shares exercising their redemption rights, consistent with the disclosure set forth in Atlantic’s initial public offering registration statement (the “S-1”) according to the financial statements as of March 31, 2018.

Management

Effective as of the closing date, the board of directors of Atlantic will consist of five members. The members designated by HF Group will include Zhou Min Ni, Chan Sin Wong, Ren Hua Zheng, Hong Wang and Zhehui Ni, of whom Ren Hua Zheng, Hong Wang and Zhehui Ni will be independent directors. Zhou Min Ni will be the Chief Executive Officer of Atlantic after the consummation of the Business Combination. See “Directors and Executive Officers after the Business Combination” elsewhere in this proxy statement.

The Acquisition Agreement

On March 28, 2018, Atlantic, Merger Sub, HF Group, the HF Group shareholders, and the representative of the HF Group shareholders entered into the Acquisition Agreement, pursuant to which Merger Sub will merge into HF Group resulting in HF Group becoming a wholly owned subsidiary of Atlantic. See “The Acquisition Agreement — Business Combination with HF Group; Business Combination Consideration” for more detailed information.

The merger consideration consists of 19,969,833 shares of Atlantic common stock. Upon consummation of the Business Combination, HF Group will be a wholly owned subsidiary of Atlantic.

Consummation of the Acquisition Agreement is conditioned on, among other things, (a) holders of a majority of the outstanding shares of common stock approving the Business Combination in accordance with its Amended and Restated Certificate of Incorporation; (b) the absence of any proceeding pending or threatened to enjoin or otherwise restrict the acquisition and (c) the representations and warranties of the other parties being true on and as of the closing date of the Acquisition Agreement, and compliance with all required covenants in the Acquisition Agreement. To the knowledge of the parties to the Business Combination, none of the events in (b) or (c) above have occurred.

The obligations of Atlantic to consummate the transactions contemplated by the Acquisition Agreement, in addition to the conditions described above, are conditioned upon each of the following (none of which have been satisfied as of the date hereof), among other things:

●	there having been no material adverse effect to HF Group’s business; and
●	Atlantic receiving a legal opinion from HF Group’s counsel, which will cover matters such as to proper corporate organization for HF Group, good standing of HF Group, due authorization of applicable transaction documents, no violation of organizational documents and no violation of law.

The obligations of HF Group to consummate the transactions contemplated by the Acquisition Agreement, in addition to the conditions described above, are conditioned upon each of the following (none of which have been satisfied as of the date hereof), among other things:

●	Atlantic complying with all of its obligations required to be performed pursuant to the covenants in the Acquisition Agreement; and
●	the representations and warranties of Atlantic being true on and as of the closing date of the Business Combination.

See “The Acquisition Agreement — Conditions to Closing” for more details.

Other Agreements Relating to the Business Combination

Escrow Agreement

In connection with the Acquisition, Atlantic, HF Group, Zhou Min Ni, as representative of the stockholders of HF Group, and Loeb & Loeb LLP, as escrow agent, will enter into an Escrow Agreement at closing, pursuant to which Atlantic shall deposit shares of Atlantic common stock, representing 15% of the aggregate amount of shares (2,995,475 shares) to be issued to the stockholders of HF Group pursuant to the Business Combination, to secure the indemnification obligations of the stockholders of HF Group as contemplated by the Acquisition Agreement.

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Lock-up Agreement

In connection with the Acquisition, Atlantic and each of the HF Group shareholders will enter into a Lock-Up Agreement at closing, pursuant to which the stockholders of HF Group shall agree, for a period of 365 days from the closing of the Acquisition, not to offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any shares of common stock (including any securities convertible into, or exchangeable for, or representing the rights to receive, shares of common stock), enter into a transaction that would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of such shares, or to enter into any transaction, swap, hedge or other arrangement, or engage in any short sales with respect to any security of Atlantic.

Registration Rights Agreement

In connection with the Acquisition, Atlantic and the HF Group shareholders will enter into a Registration Rights Agreement at closing to provide for the registration of the common stock being issued to the HF Group shareholders in connection with the Business Combination. The HF Group shareholders will be entitled to “piggy-back” registration rights with respect to registration statements filed following the consummation of the Business Combination. Atlantic will bear the expenses incurred in connection with the filing of any such registration statements.

Employment Agreements

In connection with the Acquisition, Atlantic will enter into separate employment agreements at closing with each of Zhou Min Ni, Chan Sin Wong and Jian Ming Ni.

Recommendations of the Boards of Directors and Reasons for the Business Combination

After careful consideration of the terms and conditions of the Acquisition Agreement, the board of directors of Atlantic has determined that Business Combination and the transactions contemplated thereby are fair to and in the best interests of Atlantic and its shareholders. In reaching its decision with respect to the Business Combination and the transactions contemplated thereby, the board of directors of Atlantic reviewed various industry and financial data and the due diligence and evaluation materials provided by HF Group. The board of directors did not obtain a fairness opinion on which to base its assessment. Atlantic’s board of directors recommends that Atlantic shareholders vote:

●     FOR the Business Combination Proposal;

●     FOR the Name Change Proposal;

●     FOR the Equity Incentive Plan Proposal;

●     FOR the Nasdaq Proposal; and

●     FOR the Business Combination Adjournment Proposal.

Interests of Certain Persons in the Business Combination

When you consider the recommendation of Atlantic’s board of directors in favor of adoption of the Business Combination Proposal and other Proposals, you should keep in mind that Atlantic’s directors and officers have interests in the Business Combination that are different from, or in addition to, your interests as a shareholder, including:

●     If the proposed Business Combination is not completed by the date that is 18 months from the closing of the IPO, or February 14, 2019, or by the date that is 24 months from the closing of the IPO, or August 14, 2019, if we extend the period of time to consummate a business combination, Atlantic will be required to liquidate. In such event, the 1,106,247 shares of Atlantic common stock held by Atlantic officers, directors and affiliates, which were acquired prior to the IPO for an aggregate purchase price of $25,000, will be worthless. Such common stock and units had an aggregate market value of approximately $[_________] based on the closing price of Atlantic’s common stock of $[_____] and Atlantic’s rights $[_____], on the Nasdaq Stock Market as of [__________], 2018;

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●     Unless Atlantic consummates the Business Combination, its officers, directors and initial shareholders will not receive reimbursement for any out-of-pocket expenses incurred by them to the extent that such expenses exceeded the amount of its working capital. As a result, the financial interest of Atlantic’s officers, directors and initial shareholders or their affiliates could influence its officers’ and directors’ motivation in selecting HF Group as a target and therefore there may be a conflict of interest when it determined that the Business Combination is in the shareholders’ best interest.

●     Wai Fun Cheng, Ren Hua Zheng, Richard Xu and Tom W. Su have contractually agreed that they will be liable to ensure that the proceeds in the trust account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by us for services rendered or contracted for or products sold to us, but only if such a vendor or prospective target business does not execute such a waiver. Therefore, Atlantic’s initial shareholders have a financial interest in consummating a business combination, thereby resulting in a conflict of interest. Atlantic’s initial shareholders or their affiliates could influence our officers’ and directors’ motivation in selecting a target business and therefore there may be a conflict of interest when determining whether the Business Combination is in the shareholders’ best interest.

●     In addition, the exercise of Atlantic’s directors’ and officers’ discretion in agreeing to changes or waivers in the terms of the transaction may result in a conflict of interest when determining whether such changes or waivers are appropriate and in our shareholders’ best interest.

Voting Securities

As of [●], 2018, there were 5,872,497 shares of Atlantic common stock issued and outstanding. Only Atlantic shareholders who hold common stock of record as of the close of business on [●], 2018 are entitled to vote at the special meeting of shareholders or any adjournment of the special meeting. Approval of all Proposals requires the affirmative vote of the holders of a majority of the issued and outstanding Atlantic common stock entitled to vote thereon as of the record date present in person or represented by proxy at the special meeting. Abstentions are considered present for the purposes of establishing a quorum but will have the same effect as a vote “AGAINST” a Proposal. Broker non-votes will be considered present for the purposes of establishing a quorum, but not eligible to vote the applicable Proposal. Broker non-votes will not be considered present for the purposes of establishing a quorum. A broker non-vote will have no effect on any of the Proposals.

As of [●], 2018, Atlantic’s initial shareholders, either directly or beneficially, owned and were entitled to vote 1,447,497 shares of common stock, or approximately 24.6% of Atlantic’s outstanding common stock. With respect to the Business Combination, Atlantic’s initial shareholders have agreed to vote their respective Atlantic common stock acquired by them in favor of the Business Combination Proposal and related Proposals. They have indicated that they intend to vote their shares, as applicable, “FOR” each of the other Proposals although there is no agreement in place with respect to these Proposals.

Appraisal Rights

Holders of Atlantic common stock and rights are not entitled to appraisal rights under the DGCL.

Emerging Growth Company

Atlantic is an “emerging growth company,” as defined in the Jumpstart Our Business Startups Act (or JOBS Act). It is anticipated that after the consummation of the transactions, Atlantic will continue to be an “emerging growth company.” As an emerging growth company, Atlantic will be eligible to take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies. These include, but are not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act of 2002, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and the requirement to obtain shareholder approval of any golden parachute payments not previously approved.

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Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such an election to opt out is irrevocable. Each of Atlantic and HF Group have elected not to opt out of such extended transition period, which means that when a standard is issued or revised and it has different application dates for public or private companies, Atlantic, as an emerging growth company, will not adopt the new or revised standard until the time private companies are required to adopt the new or revised standard. This may make comparison of Atlantic’s financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accountant standards used.

Atlantic could remain an emerging growth company until the last day of its fiscal year following December 31, 2022 (the fifth anniversary of the consummation of its predecessor’s initial public offering). However, if Atlantic’s non-convertible debt issued within a three-year period or its total revenues exceed $1 billion or the market value of its shares of common stock that are held by non-affiliates exceeds $700 million on the last day of the second fiscal quarter of any given fiscal year, Atlantic would cease to be an emerging growth company as of the following fiscal year.

Anticipated Accounting Treatment

The Business Combination will be treated by Atlantic as a reverse Business Combination under the acquisition method of accounting in accordance with GAAP. For accounting purposes, HF Group is considered to be acquiring Atlantic in this transaction. Therefore, the aggregate consideration paid in connection with the Business Combination will be allocated to Atlantic tangible and intangible assets and liabilities based on their fair market values. The assets and liabilities and results of operations of Atlantic will be consolidated into the results of operations of HF Group as of the completion of the Business Combination.

Regulatory Approvals

The Business Combination and the other transactions contemplated by the Acquisition Agreement are not subject to any additional federal or state regulatory requirements or approvals, including the Hart-Scott Rodino Antitrust Improvements Act of 1976, except for filings with the States of Delaware and North Carolina necessary to effectuate the transactions contemplated by the Acquisition Agreement.

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HF GROUP HOLDING CORPORATION SUMMARY FINANCIAL INFORMATION

The data below as for the three months ended March 31, 2018 and 2017, the years ended December 31, 2017 and 2016 has been derived from HF Group’s audited consolidated financial statements for such years, which are included in this proxy statement.

The information presented below should be read in conjunction with “Capitalization” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and HF Group’s audited and unaudited financial statements and notes thereto included elsewhere in this proxy statement.

Selected Financial Information

	For the Three Months Ended March 31,		For the Years Ended December 31,
	2018	2017	2017	2016

Net revenue	74,580,771	71,712,114	295,549,980	279,500,235
Cost of sales	62,476,705	61,412,863	251,615,013	243,193,112
Gross profit	12,104,066	10,299,251	43,934,967	36,307,123
Distribution, selling and administrative expenses	10,072,612	7,504,532	32,924,877	30,578,840
Income from operations	2,031,454	2,794,719	11,010,090	5,728,283
Interest income	6,875	—	21,105	1,634
Interest expenses and bank charges	(405,563)	(306,099)	(1,339,897)	(1,076,088)
Other income	257,190	89,685	1,010,038	369,379
Income before income tax provision	1,889,956	2,578,305	10,701,336	5,023,208
Provision for income taxes	503,481	83,356	623,266	191,922
Net income	1,386,475	2,494,949	10,078,070	4,831,286
Less: net income attributable to noncontrolling interest	38,525	86,301	431,999	116,122
Net income attributable to HF Group Holding Corporation	$1,347,950	$2,408,648	$9,646,071	$4,715,164

Cash Flow Data:
Net cash provided by (used in) operating activities	$3,598,867	$(975,533)	$15,286,862	$4,554,280
Net cash provided by (used in) investing activities	$(2,456,093)	$1,775,118	$(5,468,604)	$(429,125)
Net cash used in financing activities	$(1,364,529)	$(1,525,923)	$(9,688,359)	$(2,458,592)

	March 31,		December 31,
Balance Sheet Data:	2018	2017	2017	2016
Cash	$5,864,289	$5,229,809	$6,086,044	$5,956,145
Total assets	$79,815,826	$72,871,339	$80,657,900	$72,616,118
Total liabilities	$51,801,239	$47,263,073	$53,759,788	$48,257,898
Total shareholders’ equity	$28,014,587	$25,608,266	$26,898,112	$24,358,220

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PRICE RANGE OF SECURITIES AND DIVIDENDS

Atlantic’s units, shares and rights are each quoted on the Nasdaq Stock Market, under the symbols “ATACU,” “ATAC” and “ATACR,” respectively. Each of Atlantic’s units consist of one share of common stock and one right to acquire 1/10 of a share of common stock of Atlantic. Each of Atlantic’s units consists of one share of common stock and one right to acquire 1/10 of a share of Atlantic common stock. Atlantic’s units commenced trading on August 9, 2017. Atlantic’s shares and rights commenced trading on September 7, 2017.

The table below sets forth the high and low bid prices of Atlantic’s common stock, rights, and units as reported on the Nasdaq Stock Market for the period from September 7, 2017 (the date on which our common stock and rights were first quoted on the Nasdaq Stock Market) through May 22, 2018 and for the period from August 9, 2017 (the date on which our units were first quoted on the Nasdaq Stock Market) through May 22, 2018.

	Units		Common Stock		Rights
	High	Low	High	Low	High	Low
Quarter ended:
June 30, 2018*	$10.75	$10.37	$10.09	$9.99	$0.64	$0.52
March 31, 2018	$10.84	$10.20	$10.00	$9.80	$0.60	$0.45
September 30, 2017**	$10.28	$10.03	$10.11	$9.75	$0.55	$0.33

Period ended:
December 31, 2017	$10.35	$10.03	$10.11	$9.75	$0.66	$0.33

* Through May 22, 2018

** Commencing September 7, 2017

Atlantic has not paid any cash dividends on its common stock to date and does not intend to pay cash dividends prior to the completion of a business combination. The payment of cash dividends in the future will be dependent upon Atlantic’s revenues and earnings, if any, capital requirements and general financial condition subsequent to completion of a business combination. The payment of any dividends subsequent to a business combination will be within the discretion of its then board of directors. It is the present intention of Atlantic’s board of directors to retain all earnings, if any, for use in its business operations and, accordingly, Atlantic’s board does not anticipate declaring any dividends in the foreseeable future.

HF Group’s securities are not publicly traded.

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RISK FACTORS

You should consider carefully the following risk factors, as well as the other information set forth in this proxy statement, before making a decision on the Acquisition.

Risk Factors Related to HF Group’s Business

The following risk factors apply to the business and operations of HF Group, as well as to the business and operations of HF Group following the completion of the Business Combination. Any of the risk factors described below could significantly and adversely affect HF Group’s business, prospects, sales, revenues, gross profit, cash flows, financial condition, and results of operations.

Unfavorable macroeconomic conditions in the U.S. may adversely affect the results of operations and financial condition of HF Group.

The operation results of HF Group are substantially affected by the operating and economic conditions in the regions in which HF Group operates. Economic conditions can affect HF Group in the following ways:

●	Decrease in discretionary spending of consumers could adversely impact sales of Chinese/Asian restaurants, and then the sales of HF Group. Future economic conditions affecting disposable consumer income, such as employment levels, business conditions, changes in housing market conditions, the availability of consumer credit, interest rates, tax rates and fuel and energy costs, could reduce overall consumer spending.
●	Food cost and fuel cost inflation experienced by consumers can lead to reductions in the frequency of and the amount spent by consumers for food-away-from-home purchases, which could negatively impact HF Group’s business by reducing demand for its products.
●	Heightened uncertainty in the financial markets negatively affects consumer confidence and discretionary spending, which can cause disruptions with HF Group’s customers and suppliers.
●	Liquidity issues and the inability of HF Group’s customers to consistently access credit markets to obtain cash to support their operations can cause temporary interruptions in HF Group’s ability to conduct day-to-day transactions involving the collection of funds from such customers.
●	Liquidity issues and the inability of suppliers to consistently access credit markets to obtain cash to support their operations can cause temporary interruptions in HF Group’s ability to obtain the foodservice products and supplies needed by HF Group in the quantities and at the prices requested.

In addition, HF Group’s existing operations are mainly located in Southeastern America. The geographic concentration of its operations creates an exposure to the economy of the Southeastern United States and any downturn in this region could materially adversely affect HF Group’s financial condition and results of operations.

Competition may increase intensively in the future, which may adversely impact HF Group’s margins and ability to retain customers, and make it difficult to maintain its market share, growth rate and profitability.

The foodservice distribution industry in the United States is fragmented and highly competitive, with local, regional, multi-regional distributors, and specialty competitors. However, HF Group believes that the market participants serving Chinese restaurants are highly fragmented. Currently, HF Group faces competition from smaller and/or dispersed competitors focusing on the niche market serving Chinese/Asian restaurants, especially Chinese takeout restaurants. However, with the growing demand for Chinese cuisines, others may also begin operating in this niche market in the future. Those potential competitors include: (i) national and regional foodservice distributors, (ii) local wholesalers and brokers, (iii) food retailers, and (iv) farmers’ markets. The national and regional distributors are experienced in operating multiple distribution locations and expanding management, and they have greater marketing or financial resources than HF Group does. Even though they currently offer only a limited selection of Chinese and Asian specialty foods, they may be able to devote greater resources to sourcing, promoting and selling their products if they choose to do so. On the contrary, the local wholesalers and brokers are small in size with a deep understanding of local preferences, but their lack of scale results in high risk and limited growth potential.

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If more competitors enter this market segment aiming to serve Chinese/Asian restaurants in the future, HF Group’s operating results may be negatively impacted through a loss of sales, reduction in margin from competitive price changes and/or greater operating costs, such as marketing costs, due to the increase of competition.

HF Group may not be able to fully compensate for increases in fuel costs when the fuel price experiences highly volatility, and its operating results would be adversely affected.

Volatile fuel prices have a direct impact on the industry served by HF Group. HF Group requires significant quantities of fuel for delivery vehicles and is exposed to the risk associated with fluctuations in the market price for fuel. The price and supply of fuel can fluctuate significantly based on international, political and economic circumstances, as well as other factors outside HF Group’s control, such as actions by the Organization of the Petroleum Exporting Countries, or OPEC, and other oil and gas producers, regional production patterns, weather conditions and environmental concerns. The cost of fuel affects the price paid by HF Group for products, as well as the costs HF Group incurs to deliver products to the customers. Although HF Group has been able to pass along a portion of increased fuel costs to its customers in the past, there is no guarantee that it will be able to do so in the future. If fuel costs increase in the future, HF Group may experience difficulties in passing all or a portion of these costs along to its customers, which may have a negative impact on HF Group’s results of operations.

HF Group’s continued growth depends on future acquisitions of other distributors or wholesalers and enlarge its customer bases. The failure to achieve these goals could negatively impact its results of operations and financial condition.

Historically, a portion of HF Group’s growth has come through acquisitions, and HF Group’s growth strategy depends, in large part, on acquiring other distributors or wholesalers to access the untapped market regions and enlarge its customer base. Successful implementation of this strategy is dependent on sufficient capital support from financing, finding suitable targets to acquire, identifying suitable locations and negotiating acceptable acquisition prices. There can be no assurance that HF Group will continue to grow through acquisitions. HF Group may not be able to obtain sufficient capital support for the expansion plan, or successfully implement the plan to acquire other competitors timely or within budget or operate them successfully.

If HF Group is unable to integrate acquired businesses successfully or realize anticipated economic, operational and other benefits and synergies in a timely manner, HF Group’s earnings may be materially adversely affected. A significant expansion of HF Group’s business and operations, in terms of geography or magnitude, could strain HF Group’s administrative and operational resources. Significant acquisitions may also require the issuance of material additional amounts of debt or equity, which could materially alter HF Group’s debt-to-equity ratio, increase the interest expense and decrease net income, and make it difficult for HF Group to obtain favorable financing for other acquisitions or capital investments.

HF Group’s operating results and stock price will be adversely affected if it fails to implement its growth strategy or if it invests resources in a growth strategy that ultimately proves unsuccessful.

Disruption of relationships with vendors could negatively affect HF Group’s business. Suppliers may increase the product prices, which could increase product costs.

HF Group purchases its foodservice and related products from third-party suppliers. Although HF Group’s purchasing volume can provide benefits when dealing with suppliers, suppliers may not provide the foodservice products and supplies needed by HF Group in the quantities and at the prices requested. The cancellation of HF Group’s supply arrangement with any of its suppliers or the disruption, delay or inability to supply the requested product from its suppliers could adversely affect HF Group’s sales. If HF Group’s suppliers fail to comply with food safety or other laws and regulations, or face allegations of non-compliance, their operations may be disrupted. HF Group cannot assure you that it would be able to find replacement suppliers on commercially reasonable terms.

In addition, HF Group purchases seasonal Chinese specialty of vegetables and fruits from farms and other vendors. Increased frequency or duration of extreme weather conditions could also impair production capabilities, disrupt HF Group’s supply chain or impact demand for its products. Input costs could increase at any point in time for a large portion of the products that HF group sells for a prolonged period. HF Group’s inability to obtain adequate supplies of foodservice and related products as a result of any of the foregoing factors or otherwise could mean that HF Group is unable to fulfill its obligations to customers, and customers may turn to other distributors.

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The purchasing prices of its products vary from time to time, which is subject to market conditions and negotiation with suppliers. The prices of some of its products, especially seasonal products, such as vegetables and fruits, have significant fluctuations. HF Group can mitigate the risk of fluctuation in the purchasing and distribution costs by either fixing a price for a certain supply period through negotiation with its suppliers, streamlining its inventory turnover, and passing portions of the price fluctuation to its customers. However, it may not always be able to do that if there are significant and frequent fluctuations. If it unable to mitigate these price fluctuations, its performance results will be adversely affected.

As a foodservice distributor, it is necessary for HF Group to maintain an inventory of products that may have declines in product pricing levels between the time HF Group purchases the product from suppliers and the time it sells the product to customers, which could reduce the margin on that inventory, adversely affecting HF Group’s results of operations.

HF Group’s relationships with customers may be materially diminished or terminated. The loss of customers could adversely affect HF Group’s business, financial condition, and results of operations.

HF Group has maintained long-standing relationships with a number of its customers. However, those customers could unilaterally terminate their relationship with HF Group or materially reduce the amount of business they conduct with HF Group at any time. HF Group’s customers may shift their purchase order from HF Group to other competitors due to the market competition, change of customer requirements and preferences or because of the customer’s financial condition. There is no guarantee that HF Group will be able to maintain relationships with any of its customers on acceptable terms, or at all. The loss of a number of customers could adversely affect HF Group’s business, financial condition, and results of operations.

Changes in consumer eating habits could materially and adversely affect HF Group’s business, financial condition, or results of operations.

HF Group provides foodservice distribution to Chinese/Asian restaurants, primarily Chinese takeout restaurants, which focus on serving Chinese food to non- Chinese Americans. Changes in consumer eating habits (such as a decline in consuming food away from home, a decline in portion sizes, or a shift in preferences toward western foods) could reduce demand for HF Group’s products. Consumer eating habits could be affected by a number of factors, including attitudes regarding diet and health or new information regarding the health effects of consuming certain foods. If consumer eating habits change significantly, HF Group may be required to modify or discontinue sales of certain items in its product portfolio, and HF Group may experience higher costs and/or supply shortages associated with its efforts to accommodate those changes as its suppliers adapt to new eating preferences. Additionally, changes in consumer eating habits may result in the enactment or amendment of laws and regulations that impact the ingredients and nutritional content of HF Group’s food products, or laws and regulations requiring HF Group’s to disclose the nutritional content of its food products. Compliance with these laws and regulations, as well as others regarding the ingredients and nutritional content of food products, may be costly and time-consuming. HF Group cannot make any assurances regarding its ability to effectively respond to changes in consumer culture preference, health perceptions or resulting new laws or regulations or to adapt its products offerings to trends in eating habits.

HF Group may not be able to achieve its financial targets in the projections disclosed in this Proxy Statement.

HF Group’s ability to meet these financial targets as disclosed in the Proxy Statement depends largely on its successful execution of business plan including various related initiatives. There are various risks related to these efforts, including the risk that these efforts may not provide the expected benefits in its anticipated time frame, if at all, and may prove costlier than expected; and the risk of adverse effects to its business, results of operations and liquidity if past and future undertakings, and the associated changes to its business, do not prove to be cost effective or do not result in the cost savings and other benefits at the levels that HF Group anticipate. HF Group’s intentions and expectations with regard to the execution of its business plan, and the timing of any related initiatives, are subject to change at any time based on management’s subjective evaluation of its overall business needs. If HF Group is unable to successfully execute its business plan, whether due to the failure to realize the anticipated benefits from its various business initiatives in the anticipated time frame or otherwise, it may be unable to achieve these financial targets.

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If the products distributed by HF Group are alleged to have caused injury or illness, or to have failed to comply with governmental regulations, HF Group may need to recall its products and may experience product liability claims.

HF Group, like any other foodservice distributor, may be subject to product recalls, including voluntary recalls or withdrawals, if the products HF Group distributes are alleged to have caused injury or illness, to have been mislabeled, misbranded, or adulterated or to otherwise have violated applicable governmental regulations. HF Group may also choose to voluntarily recall or withdraw products that HF Group determines do not satisfy its quality standards, whether for taste, appearance, or otherwise, in order to protect HF Group’s brand and reputation. Any future product recall or withdrawal that results in substantial and unexpected expenditures, destruction of product inventory, damage to HF Group’s reputation, and/or lost sales due to the unavailability of the product for a period of time, could materially adversely affect HF Group’s results of operations and financial condition.

HF Group also faces the risk of exposure to product liability claims in the event that the use of products sold by HF Group are alleged to have caused injury or illness. HF Group cannot be sure that consumption of its products will not cause a health-related illness in the future or that HF Group will not be subject to claims or lawsuits relating to such matters. Further, even if a product liability claim is unsuccessful or is not fully pursued, the negative publicity surrounding any assertion that HF Group’s products caused illness or injury could adversely affect HF Group’s reputation with existing and potential customers and its corporate and brand image.

With respect to product liability claims, HF Group believe it has sufficient insurance coverage. However, this insurance may not continue to be available at a reasonable cost or, if available, may not be adequate to cover all of HF Group’s liabilities. HF Group generally seeks contractual indemnification and insurance coverage from parties supplying its products, but this indemnification or insurance coverage is limited, as a practical matter, to the creditworthiness of the indemnifying party and the insured limits of any insurance provided by suppliers. If HF Group does not have adequate insurance or contractual indemnification available, product liability relating to defective products could materially adversely affect its results of operations and financial condition.

HF Group may be unable to protect or maintain its intellectual property, which could result in customer confusion, a negative perception of its brand and adversely affect its business.

HF Group believes that its intellectual property has substantial value and has contributed significantly to the success of HF Group’s business. In particular, HF Group’s trademarks of Han Feng, Inc., are valuable assets that reinforce HF Group’s customers’ favorable perception of its products. HF Group’s trademark rights and related registrations may be challenged in the future and could be canceled or narrowed. Failure to protect HF Group’s trademark rights could cause customer confusion or negatively affect customers’ perception of HF Group’s brand and products, and eventually adversely affect HF Group’s sales and profitability. Moreover, intellectual property disputes and proceedings and infringement claims may result in a significant distraction for management and significant expense, which may not be recoverable regardless of whether HF Group is successful. Such proceedings may be protracted with no certainty of success, and an adverse outcome could subject HF Group to liabilities, force HF Group to cease use of certain trademarks or other intellectual property or force HF Group to enter into licenses with others. Any one of these occurrences may have a material adverse effect on HF Group’s business, results of operations and financial condition.

If HF Group is unable to renew or replace the current lease of its warehouse located in Georgia on favorable terms, or the current lease is terminated prior to expiration of its stated term, and it cannot find suitable alternate locations, HF Group’s operation and profitability could be negatively impacted.

HF Group currently leases one of its warehouses for the distribution center located in Georgia. HF Group’s ability to re-negotiate favorable terms on an expiring lease or to negotiate favorable terms for a suitable alternate location, and its ability to negotiate favorable lease terms for additional locations, could depend on conditions in the real estate market, competition for desirable properties, its relationships with current and prospective landlords, or other factors that are not within HF Group’s control. Any or all of these factors and conditions could negatively impact HF Group’s growth and profitability.

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Failure to retain HF Group’s senior management and other key personnel may adversely affect its operations.

HF Group’s success is substantially dependent on the continued service of its senior management and other key personnel. These executives, and in particular Zhou Min Ni, HF Group’s Executive Chairman and Chief Executive Officer, and Chan Sin Wong, HF Group’s President, have been primarily responsible for determining the strategic direction of HF Group’s business and for executing its growth strategy and are integral to its brand and culture, and the reputation HF Group enjoys with suppliers and consumers. The loss of the services of any of these executives and other key personnel could have a material adverse effect on HF Group’s business and prospects, as HF Group may not be able to find suitable individuals to replace them on a timely basis, if at all. In addition, any such departure could be viewed in a negative light by investors and analysts, which may cause HF Group’s stock price to decline. The loss of key employees could negatively affect HF Group’s business.

If HF Group is unable to attract, train and retain employees, it may not be able to grow or successfully operate its business.

The foodservice distribution industry is labor intensive. HF Group’s success depends in part upon its ability to attract, train and retain a sufficient number of employees who understand and appreciate HF Group’s culture and are able to represent its brand effectively and establish credibility with its business partners and customers. HF Group’s ability to meet its labor needs, while controlling wage and labor-related costs, is subject to numerous external factors, including the availability of a sufficient number of qualified persons in the work force of the regions in which HF Group is located, unemployment levels within those regions, prevailing wage rates, changing demographics, health and other insurance costs and changes in employment legislation. In the event of increasing wage rates, if HF Group fails to increase its wages competitively, the quality of its workforce could decline, causing its customer service to suffer, while increasing its wages could cause its earnings to decrease. If HF Group is unable to hire and retain employees capable of meeting its business needs and expectations, its business and brand image may be impaired. Any failure to meet HF Group’s staffing needs or any material increase in turnover rates of HF Group’s employees may adversely affect its business, results of operations and financial condition.

Changes in and enforcement of immigration laws could increase HF Group’s costs and adversely affect HF Group’s ability to attract and retain qualified employees.

Federal and state governments from time to time implement immigration laws, regulations or programs that regulate HF Group’s ability to attract or retain qualified foreign employees. Some of these changes may increase HF Group’s obligations for compliance and oversight, which could subject HF Group to additional costs and make HF Group’s hiring process more cumbersome, or reduce the availability of potential employees. Although HF Group has implemented, and is in the process of enhancing, procedures to ensure its compliance with the employment eligibility verification requirements, there can be no assurance that these procedures are adequate and some of its employees may, without HF Group’s knowledge, be unauthorized workers. The employment of unauthorized workers may subject HF Group to fines or civil or criminal penalties, and if any of HF Group’s workers are found to be unauthorized, HF Group could experience adverse publicity that negatively impacts its brand and makes it more difficult to hire and keep qualified employees. HF Group may be required to terminate the employment of certain of its employees who were determined to be unauthorized workers. The termination of a significant number of employees may disrupt HF Group’s operations, cause temporary increases in HF Group’s labor costs as it trains new employees and result in additional adverse publicity. HF Group’s financial performance could be materially harmed as a result of any of these factors.

Potential labor disputes with employees and increases in labor costs could adversely affect HF Group’s business.

A considerable amount of HF Group’s operating costs is attributable to labor costs and, therefore, its financial performance is greatly influenced by increases in wage and benefit costs. As a result, HF Group is exposed to risks associated with a competitive labor market. Rising health care costs and the nature and structure of work rules will be important issues. Any work stoppages or labor disturbances as a result of employees’ dissatisfaction of their current employment terms could have a material adverse effect on HF Group’s financial condition, results of operations and cash flows. HF Group also expects that in the event of a work stoppage or labor disturbance, it could incur additional costs and face increased competition.

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If HF Group fails to comply with requirements imposed by applicable law or other governmental regulations, it could become subject to lawsuits, investigations and other liabilities and restrictions on its operations that could significantly and adversely affect its business.

HF Group is subject to regulation by various federal, state, and local governments, such as food safety and sanitation, ethical business practices, transportation, minimum wage, overtime, wage payment, wage and hour and employment discrimination, immigration, and human health and safety. While HF Group attempts to comply with all applicable laws and regulations, it cannot represent that it is in full compliance with all applicable laws and regulations or interpretations of these laws and regulations at all times or that it will be able to comply with any future laws, regulations or interpretations of these laws and regulations. If HF Group fails to comply with applicable laws and regulations, HF Group may be subject to investigations, criminal sanctions or civil remedies, including fines, injunctions, and prohibitions on exporting. The cost of compliance or the consequences of non-compliance, including debarments, could have an adverse effect on HF Group’s results of operations. In addition, governmental units may make changes in the regulatory frameworks within which HF Group operate that may require it to incur substantial increases in costs in order to comply with such laws and regulations.

HF Group may incur significant costs to comply with environmental laws and regulations, and it may be subject to substantial fines, penalties or third-party claims for non-compliance.

HF Group operations are subject to various federal, state, and local laws, rules and regulations relating to the protection of the environment, including those governing:

●	the discharge of pollutants into the air, soil, and water;
●	the management and disposal of solid and hazardous materials and wastes;
●	employee exposure to hazards in the workplace; and
●	the investigation and remediation of contamination resulting from releases of petroleum products and other regulated materials.

In the course of operations, HF Group operates, maintains, and fuels vehicles; stores fuel in on-site above ground containers; operates refrigeration systems; and uses and disposes of hazardous substances and food waste. HF Group could incur substantial costs, including fines or penalties and third-party claims for property damage or personal injury, as a result of any violations of environmental or workplace safety laws and regulations or releases of regulated materials into the environment. In addition, HF Group could incur investigation, remediation or other costs related to environmental conditions at its currently or formerly owned or operated properties.

HF Group’s growth strategy depends on its acquisition other competitors. Failure to use its capital efficiently could have an adverse effect on its profitability.

HF Group’s growth strategy depends on its acquisition other competitors, which will require HF Group to use cash generated by its operations and a portion of the net proceeds of future equity or debt financing and borrowing under bank credit lines. HF Group cannot assure you that cash generated by its operations, the net proceeds of future equity or debt financing and borrowing under bank credit lines will be sufficient to allow HF Group to implement its growth strategy. HF Group has no current letter of intent or other agreement with sources of financing to raise capital and if HF Group is unable to raise funds for acquisitions, HF Group may experience reduced profitability and it could be required to delay, significantly curtail or eliminate expansion plans, which could have a material adverse effect on its future operating performance and the price of its common stock. Furthermore, any default under HF Group’s current or future indebtedness could have a material adverse effect on its cash flow and liquidity.

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Litigation may materially adversely affect HF Group’s business, financial condition and results of operations.

HF Group’s operations carry an exposure to litigation risk from consumers, customers, its labor force and others, and may be a party to individual personal injury, product liability and other legal actions in the ordinary course of its business, including litigation arising from food-related illness. The outcome of litigation, particularly class action lawsuits and regulatory actions, is difficult to assess or quantify. Plaintiffs in these types of lawsuits may seek recovery of very large or indeterminate amounts, and the magnitude of the potential loss relating to such lawsuits may remain unknown for substantial periods of time. The cost to defend future litigation may be significant. There may also be adverse publicity associated with litigation that may decrease consumer confidence in HF Group’s businesses, regardless of whether the allegations are valid or whether HF Group is ultimately found liable. As a result, litigation may materially adversely affect HF Group’s businesses, financial condition, results of operations and cash flows.

Increased commodity prices and availability may impact profitability.

Many of HF Group’s products include ingredients such as wheat, corn, oils, sugar, and other commodities. Commodity prices worldwide have been increasing. While commodity price inputs do not typically represent the substantial majority of HF Group’s product costs, any increase in commodity prices may cause its vendors to seek price increases from HF Group. Although HF Group is typically able to mitigate vendor efforts to increase its costs, it may be unable to continue to do so, either in whole or in part. In the event HF Group is unable to continue mitigating potential vendor price increases, it may in turn consider raising its prices, and its customers may be deterred by any such price increases. HF Group’s profitability may be impacted through increased costs to it which may impact gross margins, or through reduced revenue as a result of a decline in the number and average size of customer transactions.

The U.S. government is currently imposing increases of tariffs on certain products imported into the U.S., including products imported from China, which may have an adverse impact on HF Group’s future operating results.

HF Group sells its products based on the cost of such products plus a percentage markup. HF Group imports approximately 20% of its products from other countries, including China. The U.S. government is currently imposing increases of tariffs on certain products imported into the U.S., including products imported from China. Some of HF Group’s imported products may be subject to these increased tariffs and accordingly, HF Group’s purchasing costs will be increased. HF Group may determine to increase its sales prices in order to pass these increased costs to its customers. In the event HF Group determines to take such action, its customers may reduce their orders from HF Group, which could negatively affect HF Group’s profitability and operating results.

Severe weather, natural disasters and adverse climate changes may materially adversely affect HF Group’s financial condition and results of operations.

Severe weather conditions and other natural disasters in areas where HF Group’s distribution network covers or from which HF Group obtains the products it sells may materially adversely affect its operations or its product offerings and, therefore, its results of operations. Such conditions may result in physical damage to, or temporary or permanent closure of, one or more of HF Group’s distribution centers, an insufficient work force in HF Group’s market regions and/or temporary disruption in the supply of products, including delays in the delivery of goods to HF Group’s warehouses or a reduction in the availability of products in its offerings. In addition, adverse climate conditions and adverse weather patterns, such as drought or flood, that impact growing conditions and the quantity and quality of crops may materially adversely affect the availability or cost of certain products within its supply chain. Any of these factors may disrupt HF Group’s businesses and materially adversely affect its financial condition, results of operations and cash flows.

The unaudited pro forma financial information included elsewhere in this proxy statement may not be indicative of what the combined company’s actual financial position or results of operations would have been.

The unaudited pro forma financial information in this joint proxy statement is presented for illustrative purposes only, has been prepared based on a number of assumptions and is not necessarily indicative of what the combined company’s actual financial position or results of operations would have been had the business combination been completed on the dates indicated. See “Unaudited Pro Forma Consolidated Combined Financial Information”.

HF Group relies on technology in its business and any cybersecurity incident, other technology disruption or delay in implementing new technology could negatively affect its business and its relationships with customers.

HF Group uses technology in its business operations, and its ability to serve customers most effectively depends on the reliability of its technology systems. HF Group uses software and other technology systems, among other things, to generate and select orders, to make purchases, to manage warehouses and to monitor and manage its business on a day-to-day basis. Further, HF Group’s business involves the storage and transmission of numerous classes of sensitive and/or confidential information and intellectual property, including customers’ and suppliers’ personal information, private information about employees, and financial and strategic information about the company and its business partners.

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These technology systems are vulnerable to disruption from circumstances beyond HF Group’s control, including fire, natural disasters, power outages, systems failures, security breaches, espionage, cyber-attacks, viruses, theft and inadvertent release of information. Any such disruption to these software and other technology systems, or the technology systems of third parties on which HF Group relies, the failure of these systems to otherwise perform as anticipated, or the theft, destruction, loss, misappropriation, or release of sensitive and/or confidential information or intellectual property, could result in business disruption, negative publicity, brand damage, violation of privacy laws, loss of customers, potential liability and competitive disadvantage, any or all of which would potentially adversely affect HF Group’s customer service, decrease the volume of our business and result in increased costs and lower profits.

Further, as HF Group pursues its strategy to grow through acquisitions and to pursue new initiatives that improve its operations and cost structure, HF Group is also expanding and improving its information technology, resulting in a larger technological presence and corresponding exposure to cybersecurity risk. If HF Group fails to assess and identifies cybersecurity risks associated with acquisitions and new initiatives, it may become increasingly vulnerable to such risks. Information technology systems continue to evolve and, in order to remain competitive, HF Group needs to implement new technologies in a timely and efficient manner. If its competitors implement new technologies more quickly or successfully than HF Group does, such competitors may be able to provide lower cost or enhanced services of superior quality compared to those HF Group provides, which could have an adverse effect on our results of operations.

HF Group’s current indebtedness may adversely affect its liquidity position and ability of future financing.

As of March 31, 2018, HF Group has $11.2 million of debt borrowed from a bank credit line and $15.4 million of long-term mortgage loans, which could adversely affect the company’s cash flow, its ability to raise additional capital or obtain financing in the future, react to changes in business and repay other debts. These bank loans contain covenants that restrict the ability of HF Group to incur additional debt and operate its business. HF Group may not be able to generate the significant amount of cash needed to pay interest and principal on its debt facilities or refinance all or a portion of its indebtedness, due to the factors, including significant change of economic condition, market competition, whether conditions, outbreak of disaster, and failure of execution of its business plan.

HF Group’s current management doesn’t have corporate governance experience, and it may need to recruit expertise on corporate governance and capital market to comply with the regulations and communicate with the capital market after the merger, which may increase the Group’s operating expenses.

HF Group’s current management doesn’t have experience in running a public company and conducting corporate governance required of a public company. It may take time for HF Group’s management team to learn to comply with the reporting, disclosure and corporate governance requirements and listing standards following consummation of the merger. It may need to recruit expertise on corporate governance and capital markets to comply with applicable regulations and communicate with the capital markets after merger, which may increase the Group’s operating expenses.

Risk Factors Relating to Atlantic’s Business

Atlantic will be forced to liquidate the trust account if it cannot consummate a business combination by the date that is 18 months from the closing of the IPO, or February 14, 2019, or by the date that is 24 months from the closing of the IPO, or August 14, 2019, if we extend the period of time to consummate a business combination. In the event of a liquidation, Atlantic’s public shareholders will receive $10.20 per share and the Atlantic rights will expire worthless.

If Atlantic is unable to complete a business combination by the date that is 18 months from the closing of the IPO, or February 14, 2019, or by the date that is 24 months from the closing of the IPO, or August 14, 2019, if we extend the period of time to consummate a business combination, and is forced to liquidate, the per-share liquidation distribution will be $10.20. Furthermore, there will be no distribution with respect to the Atlantic rights, which will expire worthless as a result of Atlantic’s failure to complete a business combination.

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You must tender your Atlantic common stock in order to validly seek redemption at the special meeting of shareholders.

In connection with tendering your shares for redemption, you must elect either to physically tender your share certificates to Atlantic’s transfer agent in each case by 5:00 p.m. on _____________, 2018 [two business days prior to the Special Meeting], or to deliver your common stock to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System by such date and time, which election would likely be determined based on the manner in which you hold your common stock. The requirement for physical or electronic delivery by two business days prior to the Special Meeting ensures that a redeeming holder’s election to redeem is irrevocable once the Special Meeting takes place. Any failure to observe these procedures will result in your loss of redemption rights in connection with the vote on the Business Combination.

If third parties bring claims against Atlantic, the proceeds held in trust could be reduced and the per-share liquidation price received by Atlantic’s shareholders may be less than $10.20.

Atlantic’s placing of funds in trust may not protect those funds from third party claims against Atlantic. Although Atlantic has received from many of the vendors, service providers (other than its independent accountants) and prospective target businesses with which it does business executed agreements waiving any right, title, interest or claim of any kind in or to any monies held in the trust account for the benefit of Atlantic’s public shareholders, they may still seek recourse against the trust account. Additionally, a court may not uphold the validity of such agreements. Accordingly, the proceeds held in trust could be subject to claims which could take priority over those of Atlantic’s public shareholders. If Atlantic liquidates the trust account before the completion of a business combination and distributes the proceeds held therein to its public shareholders, Wai Fun Cheng, Ren Hua Zheng, Richard Xu and Tom W. Su have contractually agreed that they will be liable to ensure that the proceeds in the trust account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by us for services rendered or contracted for or products sold to us, but only if such a vendor or prospective target business does not execute such a waiver. However, Atlantic cannot assure you that they will be able to meet such obligation. Therefore, the per-share distribution from the trust account for our shareholders may be less than $10.20 due to such claims.

Additionally, if Atlantic is forced to file a bankruptcy case or an involuntary bankruptcy case is filed against it which is not dismissed, the proceeds held in the trust account could be subject to applicable bankruptcy law, and may be included in Atlantic’s bankruptcy estate and subject to the claims of third parties with priority over the claims of its shareholders. To the extent any bankruptcy claims deplete the trust account, Atlantic may not be able to return $10.20 to our public shareholders.

Any distributions received by Atlantic shareholders could be viewed as an unlawful payment if it was proved that immediately following the date on which the distribution was made, Atlantic was unable to pay its debts as they fell due in the ordinary course of business.

Atlantic’s Amended and Restated Certificate of Incorporation provides that it will continue in existence only until the date that is 18 months from the closing of the IPO, or February 14, 2019, or until the date that is 24 months from the closing of the IPO, or August 14, 2019, if we extend the period of time to consummate a business combination. If Atlantic is unable to consummate a transaction within the required time periods, upon notice from Atlantic, the trustee of the trust account will distribute the amount in its trust account to its public shareholders. Concurrently, Atlantic shall pay, or reserve for payment, from funds not held in trust, its liabilities and obligations, although Atlantic cannot assure you that there will be sufficient funds for such purpose. If there are insufficient funds held outside the trust account for such purpose, Wai Fun Cheng, Ren Hua Zheng, Richard Xu and Tom W. Su have contractually agreed that, if it liquidates prior to the consummation of a business combination, they will be liable to ensure that the proceeds in the trust account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by Atlantic for services rendered or contracted for or products sold to it, but only if such a vendor or prospective target business does not execute such a waiver.

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Thereafter, Atlantic’s sole business purpose will be to dissolve through the voluntary liquidation procedure under the DGCL. In such a situation under the DGCL, a liquidator would be appointed and would give at least 21 days’ notice to creditors of his intention to make a distribution by notifying known creditors (if any) and by placing a public advertisement, although in practice this notice requirement need not necessarily delay the distribution of assets as the liquidator may be satisfied that no creditors would be adversely affected as a consequence of a distribution before this time period has expired. As soon as the affairs of the company are fully wound-up, the liquidator must lay his final report and accounts before a final general meeting which must be called by a public notice at least one month before it takes place. After the final meeting, the liquidator must make a return to the Registrar confirming the date on which the meeting was held and three months after the date of such filing the company is dissolved. It is Atlantic’s intention to liquidate the trust account to its public shareholders as soon as reasonably possible and Atlantic’s insiders have agreed to take any such action necessary to liquidate the trust account and to dissolve the company as soon as reasonably practicable if Atlantic does not complete a business combination within the required time period. Pursuant to Atlantic’s Amended and Restated Certificate of Incorporation, failure to consummate a business combination by the date that is 18 months from the closing of the IPO, or February 14, 2019, or by the date that is 24 months from the closing of the IPO, or August 14, 2019, if we extend the period of time to consummate a business combination, will trigger an automatic winding up of the company.

If Atlantic is forced to enter into an insolvent liquidation, any distributions received by Atlantic shareholders could be viewed as an unlawful payment if it was proved that immediately following the date on which the distribution was made, Atlantic was unable to pay its debts as they fall due in the ordinary course of business. As a result, a liquidator could seek to recover all amounts received by Atlantic’s shareholders. Furthermore, Atlantic’s board may be viewed as having breached their fiduciary duties to its creditors and/or may have acted in bad faith, and thereby exposing itself and Atlantic to claims of damages, by paying public shareholders from the trust account prior to addressing the claims of creditors. Atlantic cannot assure you that claims will not be brought against it for these reasons.

If Atlantic’s due diligence investigation of HF Group was inadequate, then shareholders of Atlantic following the Business Combination could lose some or all of their investment.

Even though Atlantic conducted a due diligence investigation of HF Group, it cannot be sure that this diligence uncovered all material issues that may be present inside HF Group or its business, or that it would be possible to uncover all material issues through a customary amount of due diligence, or that factors outside of HF Group and its business and outside of its control will not later arise.

All of Atlantic’s officers and directors own Atlantic common stock and Atlantic rights which will not participate in liquidation distributions and, therefore, they may have a conflict of interest in determining whether the business combination is appropriate.

All of Atlantic’s officers and directors own an aggregate of 1,106,247 shares and 319,125 units of Atlantic common stock. Such individuals have waived their right to redeem these shares, or to receive distributions with respect to these shares upon the liquidation of the trust account if Atlantic is unable to consummate a business combination. Accordingly, the Atlantic common stock, as well as the Atlantic units purchased by our officers or directors, will be worthless if Atlantic does not consummate a business combination. Based on a market price of $[___] per Atlantic share of common stock on [_______], 2018 and $[___] per right on [_______], 2018, the value of these shares and units was approximately $[___] million. The Atlantic common stock acquired prior to the IPO, as well as the Atlantic units will be worthless if Atlantic does not consummate a business combination. Consequently, our directors’ and officers’ discretion in identifying and selecting HF Group as a suitable target business may result in a conflict of interest when determining whether the terms, conditions and timing of the Business Combination are appropriate and in Atlantic’s stockholders’ best interest.

Atlantic’s public shareholders, together with any affiliates of theirs or any other person with whom they are acting in concert or as a “group” with, are restricted from seeking redemption rights with respect to more than 25% of the Atlantic common stock sold in the IPO.

Atlantic is offering each of its public shareholders (but not its initial shareholders) the right to have his, her, or its common stock redeemed for cash. Notwithstanding the foregoing, an Atlantic public shareholder, together with any affiliate of his or any other person with whom he is acting in concert or as a “group” will be restricted from seeking redemption rights with respect to more than 25% of the Atlantic common stock sold in the IPO. Accordingly, if you beneficially own more than 25% of the Atlantic common stock sold in the IPO and the Business Combination is approved, you will not be able to seek redemption rights with respect to the full amount of your Atlantic common stock and may be forced to hold such additional Atlantic common stock and any rights or sell them in the open market. Atlantic cannot assure you that the value of such additional Atlantic common stock will appreciate over time following the Business Combination or that the market price of Atlantic’s common stock will exceed the redemption price.

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Atlantic’s public shareholders, together with any affiliates of theirs or any other person with whom they are acting in concert or as a “group” with, will be restricted from exercising voting rights with respect to more than 25% of the shares sold in the IPO.

Pursuant to Atlantic’s Amended and Restated Certificate of Incorporation, without Atlantic’s prior written consent, none of Atlantic’s public shareholders, whether acting singly or with any affiliate or other person acting in concert or as a “group,” shall be permitted to exercise voting rights on any proposal submitted for consideration at the special meeting with respect to more than 25% of the Atlantic common stock sold in the IPO. Accordingly, if you hold more than 25% of the Atlantic common stock sold in the IPO (such shares are referred to herein as “Excess Shares”), you will be restricted from exercising voting rights with respect to any Excess Shares and such Excess Shares will remain outstanding following consummation of the Business combination. We cannot assure you that the value of such Excess Shares will appreciate over time following the Business Combination or that the market price of Atlantic’s common stock will exceed the per-share redemption price.

Atlantic is requiring shareholders who wish to redeem their common stock in connection with a proposed business combination to comply with specific requirements for redemption that may make it more difficult for them to exercise their redemption rights prior to the deadline for exercising their rights.

Atlantic is requiring public shareholders who wish to redeem their common stock to either tender their certificates to our transfer agent at any time prior to 5:00 p.m. on _____________, 2018 [two business days prior to the Special Meeting] or to deliver their shares to the transfer agent electronically using the Depository Trust Company’s, or DTC, DWAC (Deposit/Withdrawal At Custodian) System by such date and time. In order to obtain a physical certificate, a shareholder’s broker and/or clearing broker, DTC and Atlantic’s transfer agent will need to act to facilitate this request. It is Atlantic’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, because we do not have any control over this process or over the brokers or DTC, it may take significantly longer than two weeks to obtain a physical stock certificate. While we have been advised that it takes a short time to deliver shares through the DWAC System, we cannot assure you of this fact. Accordingly, if it takes longer than Atlantic anticipates for shareholders to deliver their common stock, shareholders who wish to redeem may be unable to meet the deadline for exercising their redemption rights and thus may be unable to redeem their common stock.

Atlantic will require its public shareholders who wish to redeem their common stock in connection with the Business Combination to comply with specific requirements for redemption described above, such redeeming shareholders may be unable to sell their securities when they wish to in the event that the Business Combination is not consummated.

If Atlantic requires public shareholders who wish to redeem their common stock in connection with the proposed Business Combination to comply with specific requirements for redemption as described above and the Business Combination is not consummated, Atlantic will promptly return such certificates to its public shareholders. Accordingly, investors who attempted to redeem their common stock in such a circumstance will be unable to sell their securities after the failed acquisition until Atlantic has returned their securities to them. The market price for Atlantic’s common stock may decline during this time and you may not be able to sell your securities when you wish to, even while other shareholders that did not seek redemption may be able to sell their securities.

Atlantic’s initial shareholders, including its officers and directors, control a substantial interest in Atlantic and thus may influence certain actions requiring a shareholder vote.

Atlantic’s initial shareholders, including all of its officers and directors, collectively own approximately 24.6% of its issued and outstanding common stock. However, if a significant number of shareholders vote, or indicate an intention to vote, against the Business Combination, Atlantic’s officers, directors, initial shareholders or their affiliates could make such purchases in the open market or in private transactions in order to influence the vote. Atlantic’s initial shareholders have agreed to vote any shares they own in favor of the Business Combination.

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If Atlantic’s security holders exercise their registration rights with respect to their securities, it may have an adverse effect on the market price of Atlantic’s securities.

Atlantic’s initial shareholders are entitled to make a demand that it register the resale of their initial shares at any time commencing three months prior to the date on which their shares may be released from escrow. Additionally, the purchasers of Atlantic private units sold in an offering that was consummated simultaneously with the IPO or the Atlantic unit offering, are entitled to demand that Atlantic register the resale of their units and underlying common stock at any time commencing three months after Atlantic consummates a business combination. If such persons exercise their registration rights with respect to all of their securities, then there will be an additional 1,481,622 shares of Atlantic common stock eligible for trading in the public market. The presence of these additional common stock trading in the public market may have an adverse effect on the market price of Atlantic’s securities.

Atlantic will not obtain an opinion from an unaffiliated third party as to the fairness of the Business Combination to its shareholders.

Atlantic is not required to obtain an opinion from an unaffiliated third party that the price it is paying is fair to its public shareholders from a financial point of view. Atlantic’s public shareholders therefore, must rely solely on the judgment of Atlantic’s board of directors.

If the Business Combination’s benefits do not meet the expectations of financial or industry analysts, the market price of Atlantic’s securities may decline.

The market price of Atlantic’s securities may decline as a result of the Business Combination if:

●        Atlantic does not achieve the perceived benefits of the acquisition as rapidly as, or to the extent anticipated by, financial or industry analysts; or

●        The effect of the Business Combination on the financial statements is not consistent with the expectations of financial or industry analysts.

Accordingly, investors may experience a loss as a result of decreasing stock prices.

Atlantic’s directors and officers may have certain conflicts in determining to recommend the acquisition of HF Group, since certain of their interests, and certain interests of their affiliates and associates, are different from, or in addition to, your interests as a shareholder.

Atlantic’s management and directors have interests in and arising from the Business Combination that are different from, or in addition to, your interests as a shareholder, which could result in a real or perceived conflict of interest. These interests include the fact that certain of the Atlantic common stock owned by Atlantic’s management and directors, or their affiliates and associates, would become worthless if the Business Combination Proposal is not approved and Atlantic otherwise fails to consummate a business combination prior to its liquidation date.

Atlantic will incur significant transaction costs in connection with transactions contemplated by the Acquisition Agreement.

Atlantic will incur significant transaction costs in connection with the Business Combination. If the Business Combination is not consummated, Atlantic may not have sufficient funds to seek an alternative business combination and may be forced to liquidate and dissolve.

Risk Factors Relating to the Business Combination

Atlantic and HF Group have incurred and expect to incur significant costs associated with the Business Combination. Whether or not the Business Combination is completed, the incurrence of these costs will reduce the amount of cash available to be used for other corporate purposes by Atlantic if the Business Combination is completed or by Atlantic if the Business Combination is not completed.

Atlantic and HF Group expect to incur significant costs associated with the Business Combination. Whether or not the Business Combination is completed, Atlantic expects to incur approximately $[●] in expenses. These expenses will reduce the amount of cash available to be used for other corporate purposes by Atlantic if the Business Combination is completed or by Atlantic if the Business Combination is not completed.

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In the event that a significant number of Atlantic’s common stock are redeemed, its stock may become less liquid following the Business Combination.

If a significant number of Atlantic’s common stock are redeemed, Atlantic may be left with a significantly smaller number of shareholders. As a result, trading in the shares of the surviving company following the Business Combination may be limited and your ability to sell your shares in the market could be adversely affected. Nasdaq may not list Atlantic’s shares on its exchange, which could limit investors’ ability to make transactions in Atlantic’s securities and subject Atlantic to additional trading restrictions.

Atlantic will be required to meet the initial listing requirements to be listed on the Nasdaq Stock Market. Atlantic may not be able to meet those initial listing requirements. Even if Atlantic’s securities are so listed, Atlantic may be unable to maintain the listing of its securities in the future.

If Atlantic fails to meet the initial listing requirements and Nasdaq does not list its securities on its exchange, Atlantic could face significant material adverse consequences, including:

●         a limited availability of market quotations for its securities;

●         a limited amount of news and analyst coverage for the company; and

●         a decreased ability to issue additional securities or obtain additional financing in the future.

Atlantic may waive one or more of the conditions to the Business Combination without resoliciting shareholder approval for the Business Combination.

Atlantic may agree to waive, in whole or in part, some of the conditions to its obligations to complete the Business Combination, to the extent permitted by applicable laws. The board of directors of Atlantic will evaluate the materiality of any waiver to determine whether amendment of this proxy statement and resolicitation of proxies is warranted. In some instances, if the board of directors of Atlantic determines that a waiver is not sufficiently material to warrant resolicitation of shareholders, Atlantic has the discretion to complete the Business Combination without seeking further shareholder approval. For example, it is a condition to Atlantic’s obligations to close the Business Combination that there be no restraining order, injunction or other order restricting HF Group’s conduct of its business, however, if the board of directors of Atlantic determines that any such order or injunction is not material to the business of HF Group, then the board may elect to waive that condition and close the Business Combination.

There will be a substantial number of Atlantic’s common stock available for sale in the future that may adversely affect the market price of Atlantic’s common stock.

Atlantic currently has authorized share capital of 31,000,000 shares consisting of 30,000,000 common stock with a par value of $0.0001 per share and 1,000,000 shares of preferred stock with a par value of $0.0001 per share.

The shares to be issued in the business combination to the post-Business Combination shareholders, will be subject to certain restrictions on sale and cannot be sold for six (6) months (or in certain cases, twelve (12) months) from the date of the Business Combination. In addition, the holders of the shares to be issued in the Business Combination are parties to a Registration Rights Agreement that would allow the sale of the such shares to occur as early as 60 days from the date of the Business Combination. After the expiration of this restricted period, there will then be an additional 1,106,247 shares that are eligible for trading in the public market. The availability of such a significant number of securities for trading in the public market may have an adverse effect on the market price of Atlantic’s shares.

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Atlantic’s stockholders will experience immediate dilution as a consequence of the issuance of common stock as consideration in the Business Combination. Having a minority share position may reduce the influence that Atlantic’ current stockholders have on the management of Atlantic.

After the Business Combination, assuming no redemptions of common stock for cash, Atlantic’s current non-management public shareholders will own approximately 18.5% of Atlantic, Atlantic’s current directors, officers and affiliates will own approximately 5.6% of Atlantic, and the former stockholders of HF Group will own approximately 75.9% of Atlantic. Assuming redemption by holders of 3,876,047 Atlantic’s outstanding common stock, Atlantic public shareholders will own approximately 4.4% of Atlantic, Atlantic’s current directors, officers and affiliates will own approximately 6.6% of Atlantic, and the former stockholders of HF Group will own approximately 89.0% of Atlantic. The minority position of the former Atlantic shareholders will give them limited influence over the management and operations of the post-Business Combination company.

Atlantic is an “emerging growth company” and the reduced disclosure requirements applicable to emerging growth companies may make its securities less attractive to investors.

Atlantic is an “emerging growth company,” as defined in the JOBS Act. It may remain an “emerging growth company” until the fiscal year ended December 31, 2022. However, if its non-convertible debt issued within a three-year period or revenues exceeds $1 billion, or the market value of its common stock that are held by non-affiliates exceeds $700 million on the last day of the second fiscal quarter of any given fiscal year, Atlantic would cease to be an emerging growth company as of the following fiscal year. As an emerging growth company, Atlantic is not required to comply with the auditor attestation requirements of section 404 of the Sarbanes-Oxley Act, has reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and is exempt from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved. Additionally, as an emerging growth company, Atlantic has elected to delay the adoption of new or revised accounting standards that have different effective dates for public and private companies until those standards apply to private companies. As such, Atlantic’s financial statements may not be comparable to companies that comply with public company effective dates. As a result, potential investors may be less likely to invest in our securities.

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SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains forward-looking statements. Forward-looking statements provide our current expectations or forecasts of future events. Forward-looking statements include statements about our expectations, beliefs, plans, objectives, intentions, assumptions and other statements that are not historical facts. Words or phrases such as “anticipate,” “believe,” “continue,” “estimate,” “expect,” “intend,” “may,” “ongoing,” “plan,” “potential,” “predict,” “project,” “will” or similar words or phrases, or the negatives of those words or phrases, may identify forward-looking statements, but the absence of these words does not necessarily mean that a statement is not forward-looking. Examples of forward-looking statements in this proxy statement include, but are not limited to, statements regarding our disclosure concerning HF Group’s operations, cash flows, financial position and dividend policy.

Forward-looking statements appear in a number of places in this proxy statement including, without limitation, in the sections entitled “Dividend Policy,” “Management’s Discussion and Analysis of Financial Conditions and Results of Operations of HF Group,” and “HF Group’s Business”. The risks and uncertainties include, but are not limited to:

●     future operating or financial results;

●     future payments of dividends and the availability of cash for payment of dividends;

●     HF Group’s expectations relating to dividend payments and forecasts of its ability to make such payments;

●     future acquisitions, business strategy and expected capital spending;

●     assumptions regarding interest rates and inflation;

●     the combined company’s financial condition and liquidity, including its ability to obtain additional financing in the future to fund capital expenditures, acquisitions and other general corporate activities;

●     estimated future capital expenditures needed to preserve Atlantic’s capital base;

●     ability of the combined company to effect future acquisitions and to meet target returns; and

●     other factors discussed in “Risk Factors.”

Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements for many reasons, including the factors described in “Risk Factors” in this proxy statement. Accordingly, you should not rely on these forward-looking statements, which speak only as of the date of this proxy statement. We undertake no obligation to publicly revise any forward-looking statement to reflect circumstances or events after the date of this proxy statement or to reflect the occurrence of unanticipated events. You should, however, review the factors and risks we describe in the reports we will file from time to time with the Securities and Exchange Commission after the date of this proxy statement.

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CAPITALIZATION

The following table sets forth the capitalization on unaudited, historical basis of each of Atlantic and HF Group as of March 31, 2018 after giving effect to the Business Combination, assuming (i) that no holders of Atlantic’s shares of common stock exercise their redemption rights and Atlantic does not make any permitted repurchases and (ii) that the maximum number of holders of Atlantic’s shares of common stock have properly exercised their redemption rights and/or Atlantic has made permitted repurchases.

	Historical		As Adjusted
As of March 31, 2018	Atlantic (unaudited)	HF Group (unaudited)	Assuming Maximum Redemption	Assuming No Redemption

Cash and cash equivalents	$444,634	$5,864,289	$10,355,753	$50,120,928
Restricted cash and cash equivalents held in trust account	45,418,255	—	—	—

Lines of credit	—	11,194,146	11,194,146	11,194,146
Long-term debt, including current portion	—	15,371,765	15,371,765	15,371,765
Obligations under capital leases, including current portion	—	449,774	449,774	449,774

Ordinary shares, subject to possible redemption	39,765,175	—	—	—
Total stockholders’ equity	5,000,001	28,014,587	32,514,588	72,279,763
Total capitalization	$44,765,176	$55,030,272	$59,530,273	$99,295,448

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SPECIAL MEETING OF Atlantic SHAREHOLDERS

General

We are furnishing this proxy statement to the Atlantic shareholders as part of the solicitation of proxies by our board of directors for use at the special meeting of Atlantic shareholders to be held on [●], 2018, and at any adjournment or postponement thereof. This proxy statement is first being furnished to our shareholders on or about [●], 2018 in connection with the vote on the Business Combination Proposal, the Name Change Proposal, the Equity Incentive Plan Proposal, the Nasdaq Proposal and the Business Combination Adjournment Proposal. This document provides you with the information you need to know to be able to vote or instruct your vote to be cast at the special meeting.

Date, Time and Place

The special meeting of shareholders will be held on [●], 2018 at [●] a.m., at [●], or such other date, time and place to which such meeting may be adjourned or postponed.

Purpose of the Special Meeting of Atlantic Shareholders

At the special meeting of shareholders, we are asking holders of Atlantic common stock to approve the following proposals:

●    The proposed business combination resulting in HF Group becoming a subsidiary of Atlantic, which we refer to as the Business Combination. This proposal is referred to as the Business Combination Proposal. For details, see “The Business Combination Proposal” elsewhere in this proxy statement.

●    The amendment of the certificate of incorporation of Atlantic to change Atlantic’s name from “Atlantic Acquisition Corp.” to “HF Foods Group Inc.” This proposal is referred to as the Name Change Proposal.

●    The 2018 Omnibus Equity Incentive Plan. This proposal is referred to as the Equity Incentive Plan Proposal.

●    To approve the issuance of more than 20% of the issued and outstanding shares of common stock of Atlantic pursuant to the terms of the Acquisition Agreement, as required by Nasdaq Listing Rules 5635(a) and (d). This proposal is referred to as the Nasdaq Proposal.

●    The adjournment of the special meeting of Atlantic shareholders for the purpose of soliciting additional proxies in the event that Atlantic does not receive the requisite shareholder vote to approve the Business Combination. This proposal is referred to as the Business Combination Adjournment Proposal. For details, see “The Business Combination Adjournment Proposal.”

Recommendation of Atlantic’s Board of Directors

Atlantic’s board of directors:

●     has determined that each of the Business Combination Proposal, and the other Proposals is fair to, and in the best interests of, Atlantic and its shareholders;

●     has approved the Business Combination Proposal and the other Proposals; and

●     recommends that Atlantic’s shareholders vote “FOR” each of the Business Combination Proposal, the Name Change Proposal, the Equity Incentive Plan Proposal, the Nasdaq Proposal and the Business Combination Adjournment Proposal.

Atlantic’s board of directors have interests that may be different from or in addition to your interests as a shareholder. See “The Business Combination Proposal — Interests of Certain Persons in the Business Combination” in this proxy statement for further information.

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Record Date; Who is Entitled to Vote

We have fixed the close of business on [●], 2018, as the “record date” for determining those Atlantic shareholders entitled to notice of and to vote at the special meeting. As of the close of business on [●], 2018, there were 5,872,497 shares of Atlantic common stock outstanding and entitled to vote. Each holder of Atlantic common stock is entitled to one vote per share on each of the Business Combination Proposal, the Name Change Proposal, the Equity Incentive Plan Proposal, the Nasdaq Proposal and the Business Combination Adjournment Proposal. Holders of rights are not entitled to vote at the special meeting.

As of [●], 2018, Atlantic’s initial shareholders, either directly or beneficially, owned and were entitled to vote 1,447,497 common stock, or approximately 24.6% of Atlantic’s outstanding common stock. With respect to the Business Combination, Atlantic’s initial shareholders have agreed to vote their respective Atlantic common stock acquired by them in favor of the Business Combination Proposal and related proposals. They have indicated that they intend to vote their shares, as applicable, “FOR” each of the other proposals although there is no agreement in place with respect to these proposals.

Quorum and Required Vote for Shareholder Proposals

A quorum of Atlantic shareholders is necessary to hold a valid meeting. A quorum will be present at the special meeting of Atlantic shareholders if a majority of the Atlantic common stock issued and outstanding and entitled to vote at the special meeting is represented in person or by proxy. Abstentions present in person and by proxy will count as present for the purposes of establishing a quorum but broker non-votes will not.

Approval of the Business Combination Proposal, the Equity Incentive Plan Proposal and the Nasdaq Proposal will require the affirmative vote of the holders of a majority of the issued and outstanding shares of Atlantic common stock entitled to vote thereon as of the record date present in person or represented by proxy at the special meeting; provided, however, that if more than 3,876,047 of the shares of common stock purchased in the IPO demand redemption of their shares of common stock, then the Business Combination will not be completed. Approval of the Name Change Proposal will require the approval of a majority of the issued and outstanding shares of common stock of Atlantic. Abstentions present in person and by proxy are considered present for the purposes of establishing a quorum but will have the same effect as a vote “AGAINST” all of the Proposals and, assuming a quorum is present, broker non-votes will have no effect on the Business Combination Proposal, the Equity Incentive Plan Proposal and the Nasdaq Proposal, but will be the same as a vote against the Name Change Proposal.

Voting Your Shares

Each Atlantic share of common stock that you own in your name entitles you to one vote for each proposal on which such shares are entitled to vote at the special meeting. Your proxy card shows the number of shares of our common stock that you own.

There are two ways to ensure that your Atlantic common stock, as applicable, are voted at the special meeting:

●    You can cause your shares to be voted by signing and returning the enclosed proxy card. If you submit your proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares will be voted, as recommended by our board, “FOR” the adoption of the Business Combination Proposal, the Name Change Proposal, the Equity Incentive Plan Proposal, the Nasdaq Proposal and the Business Combination Adjournment Proposal. Votes received after a matter has been voted upon at either of the special meetings will not be counted.

●    You can attend the special meetings and vote in person. We will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or another nominee, you must get a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares.

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IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED IN FAVOR OF THE BUSINESS COMBINATION PROPOSAL (AS WELL AS THE OTHER PROPOSALS). IN ORDER TO REDEEM YOUR SHARES, YOU MUST CONTINUE TO HOLD YOUR SHARES THROUGH THE CLOSING DATE OF THE BUSINESS COMBINATION AND TENDER YOUR PHYSICAL STOCK CERTIFICATE TO OUR STOCK TRANSFER AGENT 5:00 P.M. ON _____________, 2018 [TWO BUSINESS DAYS PRIOR TO THE SPECIAL MEETING]. IF THE BUSINESS COMBINATION IS NOT COMPLETED, THEN THESE SHARES WILL NOT BE REDEEMED FOR CASH. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO ELECTRONICALLY TRANSFER YOUR SHARES TO THE DTC ACCOUNT OF AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC, OUR TRANSFER AGENT, AT LEAST ONE BUSINESS DAY PRIOR TO THE CONSUMMATION OF THE BUSINESS COMBINATION.

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before it is exercised by doing any one of the following:

●      you may send another proxy card with a later date;

●      if you are a record holder, you may notify our corporate secretary in writing before the special meeting that you have revoked your proxy; or

●     you may attend the special meeting, revoke your proxy, and vote in person, as indicated above.

Who Can Answer Your Questions About Voting Your Shares

If you have any questions about how to vote or direct a vote in respect of your shares of our common stock, you may call Morrow Sodali LLC, our proxy solicitor, at 800-662-5200, or Atlantic at 646-912-8918.

No Additional Matters May Be Presented at the Special Meeting

This special meeting has been called only to consider the approval of the Business Combination. Under Atlantic’s Amended and Restated Certificate of Incorporation, other than procedural matters incident to the conduct of the special meeting, no other matters may be considered at the special meeting if they are not included in the notice of the special meeting.

Redemption Rights

Pursuant to Atlantic’s Amended and Restated Certificate of Incorporation, a holder of Atlantic common stock may demand that Atlantic redeem such common stock for cash. Demand may be made by:

●      Voting for or against the Business Combination Proposal and electing redemption by checking the appropriate box on the proxy card; and

●      Submit a request in writing prior to 5:00 p.m., Eastern time on [●], 2018 (two business days before the special meeting) that we redeem your public shares for cash to American Stock Transfer & Trust Company, our transfer agent, at the following address:

American Stock Transfer & Trust Company

(need address, phone, and email address)

●     Tendering the Atlantic common stock for which you are electing redemption by 5:00 p.m. on _____________, 2018 [two business days prior to the Special Meeting] by either:

●      Delivering certificates representing Atlantic’s common stock to Atlantic’s transfer agent, or

●     Delivering the Atlantic common stock electronically through the DWAC system; and

●     Not selling or otherwise transferring the Atlantic common stock until the closing of the Business Combination (tendering your common stock for redemption is not considered selling or transferring your shares).

Atlantic shareholders will be entitled to redeem their Atlantic common stock for a full pro rata share of the trust account (currently anticipated to be no less than approximately $10.20 per share) net of taxes payable.

In connection with tendering your shares for redemption, you must elect either to physically tender your share certificates to Atlantic’s transfer agent or deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, in each case, by 5:00 p.m. on _____________, 2018 [two business days prior to the Special Meeting].

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Through the DWAC system, this electronic delivery process can be accomplished by contacting your broker and requesting delivery of your shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a shareholder’s broker and/or clearing broker, DTC, and Atlantic’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $45 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is Atlantic’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. Atlantic does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Shareholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their common stock before exercising their redemption rights and thus will be unable to redeem their common stock.

In the event that a shareholder tenders its common stock and decides prior to the consummation of the Business Combination that it does not want to redeem its common stock, the shareholder may withdraw the tender. In the event that a shareholder tenders common stock and the business combination is not completed, these common stock will not be redeemed for cash and the physical certificates representing these common stock will be returned to the shareholder promptly following the determination that the Business Combination will not be consummated. Atlantic anticipates that a shareholder who tenders common stock for redemption in connection with the vote to approve the Business Combination would receive payment of the redemption price for such common stock soon after the completion of the Business Combination.

If properly demanded by Atlantic’s public shareholders, Atlantic will redeem each share into a pro rata portion of the funds available in the Trust Account, calculated as of two business days prior to the anticipated consummation of the Business Combination. As of the record date, this would amount to approximately $10.20 per share. If you exercise your redemption rights, you will be exchanging your Atlantic common stock for cash and will no longer own the common stock. If Atlantic is unable to complete the Business Combination by the date that is 18 months from the closing of the IPO, or February 14, 2019, or by the date that is 24 months from the closing of the IPO, or August 14, 2019, if we extend the period of time to consummate a business combination, it will liquidate and dissolve and public shareholders would be entitled to receive approximately $10.20 per share upon such liquidation.

The Business Combination will not be consummated if the holders of 3,876,047 or more of Atlantic’s common stock exercise their redemption rights.

Limitation on Redemption Rights Upon Consummation of the Business Combination

The Atlantic Amended and Restated Certificate of Incorporation provide that no Atlantic public shareholder, together with any affiliate of his or any other person with whom he is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act) is permitted from seeking redemption rights, without Atlantic’s prior written consent, with respect to 25% or more of the common stock sold in the IPO. By limiting a shareholder’s ability to redeem no more than 25% of the common stock sold in the IPO, Atlantic believes it has limited the ability of a small group of shareholders to block a transaction which is favored by our other public shareholders. However, this limitation also makes it easier for Atlantic to complete a business combination which is opposed by a significant number of public shareholders.

Tendering Common Stock Share Certificates in connection with Redemption Rights

Atlantic is requiring the Atlantic public shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name,” to either tender their certificates to Atlantic’s transfer agent, or to deliver their shares to the transfer agent electronically using Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, at the holder’s option by 5:00 p.m. on _____________, 2018 [two business days prior to the Special Meeting]. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC System. The transfer agent will typically charge the tendering broker $45.00 and it would be up to the broker whether to pass this cost on to the redeeming holder. However, this fee would be incurred regardless of whether Atlantic requires holders seeking to exercise redemption rights to tender their common stock. The need to deliver common stock is a requirement of exercising redemption rights regardless of the timing of when such delivery must be effectuated.

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Any request for redemption, once made, may be withdrawn at any time up to the business day immediately preceding the consummation of the proposed Business Combination. Furthermore, if a shareholder delivered his certificate for redemption and subsequently decided prior to the date immediately preceding the consummation of the proposed Business Combination not to elect redemption, he may simply request that the transfer agent return the certificate (physically or electronically).

A redemption payment will only be made in the event that the proposed Business Combination is consummated. If the proposed Business Combination is not completed for any reason, then public shareholders who exercised their redemption rights would not be entitled to receive the redemption payment. In such case, Atlantic will promptly return the share certificates to the public shareholder.

Appraisal Rights

Appraisal rights are not available to holders of Atlantic common stock or rights in connection with the proposed Business Combination.

Proxies and Proxy Solicitation Costs

We are soliciting proxies on behalf of our board of directors. This solicitation is being made by mail but also may be made by telephone or in person. Atlantic and its directors, officers and employees may also solicit proxies in person, by telephone or by other electronic means. Any solicitation made and information provided in such a solicitation will be consistent with the written proxy statement and proxy card. Morrow Sodali LLC,, a proxy solicitation firm that Atlantic has engaged to assist it in soliciting proxies, will be paid its customary fee of approximately $15,000 and out-of-pocket expenses.

Atlantic will ask banks, brokers and other institutions, nominees and fiduciaries to forward its proxy materials to their principals and to obtain their authority to execute proxies and voting instructions. Atlantic will reimburse them for their reasonable expenses.

If you send in your completed proxy card, you may still vote your shares in person if you revoke your proxy before it is exercised at the special meeting.

Atlantic Initial Shareholders

In June 2016, 1,150,000 shares of our common stock were sold at a price of approximately $0.02 per share for an aggregate of $25,000. In May 2017, we repurchased and canceled the initial shareholder shares and issued an additional 1,150,000 shares for $25,000, or approximately $0.02 per share. In addition, simultaneously with the consummation of the IPO, we consummated the private placement (“Private Placement”) of 320,000 Units (“Private Placement Units”) at a price of $10.00 per Private Placement Unit, generating total proceeds of $3,200,000, to Atlantic’s initial shareholders and Chardan Capital Markets, LLC. Further, on August 21, 2017, simultaneously with the sale of the over-allotment units, we consummated the private sale of an additional 21,250 Private Placement Units. On August 22, 2017, the underwriters canceled the remainder of the over-allotment option. In connection with the cancellation of the remainder of the over-allotment option, we canceled an aggregate of 43,753 shares of common stock issued to our initial shareholders prior to the IPO and Private Placement. The Private Placement Units are identical to the Units sold in the IPO.

Pursuant to a registration rights agreement between us and our initial shareholders are entitled to certain registration rights with respect to the Atlantic rights held by them, as well as the underlying securities. The holders of these securities are entitled to make up to two demands that Atlantic register such securities. The holders of the initial shares can elect to exercise these registration rights at any time commencing three months prior to the date on which these common stock are to be released from escrow. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the consummation of a business combination. Atlantic will bear the expenses incurred in connection with the filing of any such registration statements.

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THE BUSINESS COMBINATION PROPOSAL

The discussion in this proxy statement of the Business Combination and the principal terms of the Acquisition Agreement, is subject to, and is qualified in its entirety by reference to, the Acquisition Agreement. The full text of the Acquisition Agreement is attached hereto as Annex A, which is incorporated by reference herein.

General Description of the Business Combination

Business Combination with HF Group; Business Combination Consideration

Merger Sub will merge into HF Group, resulting in HF Group becoming a wholly owned subsidiary of Atlantic. The issuance of shares of Atlantic to the post-Business Combination shareholders is being consummated on a private placement basis pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended. The aggregate value of the consideration to be paid by Atlantic in the business combination is approximately $199.7 million (calculated as follows: 19,969,833 shares of common stock of Atlantic to be issued to the HF Group shareholders multiplied by $10.00 (the deemed value of the shares in the Acquisition Agreement)).

Atlantic currently has authorized share capital of 31,000,000 shares consisting of 30,000,000 common stock with a par value of $0.0001 per share and 1,000,000 shares of preferred stock with a par value of $0.0001 per share.

After the Business Combination, assuming no redemptions of common stock for cash, Atlantic’s current public shareholders will own approximately 18.5% of Atlantic, Atlantic’s current directors, officers and affiliates will own approximately 5.6% of Atlantic, and the former stockholders of HF Group will own approximately 75.9% of Atlantic. Assuming redemption by holders of 3,876,047 Atlantic’s outstanding common stock, Atlantic public shareholders will own approximately 4.4% of Atlantic, Atlantic’s current directors, officers and affiliates will own approximately 6.6% of Atlantic, and the former stockholders of HF Group will own approximately 89.0% of Atlantic.

Assuming the Business Combination Proposal is approved, the parties to the transaction expect to close the Business Combination on [●], 2018.

Background of the Business Combination

Background of the Acquisition

Atlantic Acquisition Corp., or Atlantic, was incorporated in Delaware on May 19, 2016. Atlantic was formed with the purpose of acquiring, through a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more businesses or entities, which we refer to as a “target business.” Atlantic’s efforts to identify a prospective target business will not be limited to any particular industry or geographic region, although it initially intends to focus on target businesses being operated by and/or serving ethnic minorities in the United States, especially within Asian-American communities.

Atlantic completed its initial public offering (“IPO”) on August 14, 2017 of 4,000,000 units with each unit consisting of one share of common stock, par value $.0001 per share, and one right (“Right”) to receive one-tenth of one share of common stock upon consummation of an initial business combination. Simultaneous with the consummation of the IPO, we consummated the private placement of 320,000 private Units (“Private Placement Units”) at a price of $10.00 per Private Placement Unit, generating total proceeds of $3,200,000. The Private Placement Units were purchased by Atlantic’s initial shareholders and Chardan Capital Markets, LLC. On August 16, 2017, the underwriters in the IPO exercised the over-allotment option in part. The closing of the sale 425,000 over-allotment option units generating gross proceeds of $4,250,000 took place on August 21, 2017. Simultaneously with the sale of the over-allotment units, we consummated the private sale of an additional 21,250 Private Placement Units.

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After deducting the underwriting discounts and commissions and the offering expenses, the total net proceeds to us from the IPO and private placement were $45,811,383, of which $45,135,000 was deposited into a trust account and the remaining proceeds became available to be used to provide for business, legal and accounting due diligence on prospective business combinations and continuing general and administrative expenses. As of March 31, 2018, we have approximately $444,634 of unused net proceeds that were not deposited into the trust fund to pay future general and administrative expenses. The net proceeds deposited into the trust fund remain on deposit in the trust fund earning interest. As of March 31, 2018, there was $45,418,255 held in the trust fund (including $283,255 of accrued interest, of which we can withdraw to pay income tax or other tax obligation.

In accordance with Atlantic’s Amended and Restated Certificate of Incorporation, the amounts held in the trust account may only be used by Atlantic upon the consummation of a business combination, except that there can be released to Atlantic, from time to time, any interest earned on the funds in the trust account that it may need to pay its tax obligations. The remaining interest earned on the funds in the trust account will not be released until the earlier of the completion of a business combination and Atlantic’s liquidation. Atlantic executed a definitive agreement on March 28, 2018 and it must liquidate unless a business combination is consummated by the date that is 18 months from the closing of the IPO, or February 14, 2019, or by the date that is 24 months from the closing of the IPO, or August 14, 2019, if it extends the period of time to consummate a business combination. As of March 31, 2018, $45,418,255 was held in deposit in Atlantic’s trust account.

Promptly after Atlantic’s IPO, the officers and directors of Atlantic commenced the process of locating potential targets. The Board of Atlantic established a list of criteria for screening potential targets, including but not limited to:

●	Credible and compelling growth strategy;

●	Stable or growing margins;

●	Diversified customer base;

●	Proprietary and/or value-added products/services;

●	Differentiated from competitors;

●	Sustainable competitive advantage;

●	Leading and/or defensible market position;

●	Positive industry and/or secular trends;

●	Large, fragmented sector or sub-sector with high barriers to entry;

●	Strong and experienced management team; and

●	Possession of untapped value-creation opportunities.

After the combination between E-compass Acquisition Corp. (“E-compass”) and NYM Holding Inc., a New York region Asian grocery chain founded by Chinese-American, the management of Atlantic Acquisition Corp. (which has significant overlap with the E-compass team), received significant attention in the Chinese American community. Sing Tao Daily and Word Journal, two well-known newspapers from the Chinese American community, reported on the E-compass transaction.

Promptly following Atlantic’s IPO, Atlantic’s management issued a press release and started to communicate with their business connections, including investment banking firms, private equity firms, accounting firms, legal firms, financial advisors and other third parties in an effort to source prospective targets for a business combination. Atlantic’s management also contacted people they knew through their network in the American Fujianese Business Association, the New York Asian Association and generally in the Chinese American community.

From the date of the IPO through execution of a non-binding letter of intent with HF Group on January 22, 2018, we considered and reviewed a number of potential target companies. We reached out to numerous contacts and were also contacted by a number of individuals proposing acquisition opportunities. As described in the prospectus for our IPO, Atlantic primarily focused on sourcing and negotiating with companies being operated by and/or serving ethnic minorities in the United States, especially within Asian-American communities. However, we also reviewed a few companies serving other communities in the United States and companies from China referred by third parties. We reviewed the business model, financial performance, capital structure, industry analysis and other information of the potential targets, and participated in in-person or telephonic discussions with them to discuss the potential acquisition opportunities before we determined to move forward with HF Group for our business combination.

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Besides HF Group, Atlantic’s management team had advanced negotiations with the following companies:

●	In late August of 2017, Atlantic was contacted by a senior executive of a retail company owned and operated by Chinese-Americans. The company was well known in the Chinese-American community with good reputation. After initial due diligence, Atlantic was interested in the business and willing to continue discussions. Atlantic had a few meetings with the company’s management and did additional due diligence. After such further discussions and diligence, Atlantic believed that the company’s shareholder structure, cash flow and development strategy were not suitable for a business combination and determined not to move forward with further negotiation.

●	Also in late August of 2017, a real estate company owned and operated by Chinese Americans was referred to Atlantic by an accounting firm. The company is located in the New York tri-state area, and owns and manages a number of hotels and shopping malls. The company was expanding at a fast pace. Atlantic was invited to the company’s headquarters to meet the company’s senior management team. However, Atlantic and the company’s management team were far apart on the valuation of the company. The company subsequently determined to try to raise capital from China.

●	In October 2017, an investment banking firm referred a car dealership company to Atlantic. Although the business is not owned or operated by Chinese/Asian Americans, Atlantic entered into discussions with the company due to its strong financial performance, rapid growth history, and clear future growth strategy. However, the management team for the company and the company’s largest shareholder had concerns about how a deal would be structured, and discussions eventually ended.

●	In October 2017, Atlantic spoke with an internet service company referred by an advisor. This company provides media information and agency services, including educational, rental and professional development, to the Chinese American community throughout the United States. Atlantic met with the founding members and discussed the company’s main businesses, financial performance, development strategy and its growth outlook. Atlantic also conducted diligence on the company’s revenue, net income and growth trends, and concluded the company was not prepared to be a public company and ended negotiations.

●	In October 2017, a financial advisor of a Chinese electric car manufacturer contacted Atlantic. This company appeared to have strong growth potential. Given that the potential market for electric cars in China is large and in an early stage of development, Atlantic proceeded to have further discussions with this company. However, after conducting preliminary due diligence, Atlantic informed the company that it would need to engage in a restructuring before proceeding with further negotiations. Atlantic reached an agreement with HF Group before this company completed the restructuring.

●	In November 2017, we were contacted by a meat wholesaler owned and operated by Chinese-Americans. Atlantic’s management team met with its founding member and senior management team. After reviewing this company’s business, financial performance, market competitiveness and finance requirements, Atlantic determined not to proceed with this company since the company did not meet certain of its requirements for a business combination.

●	In December 2017, a law firm referred Atlantic to a Chinese wire and cable manufacturer that wanted to be listed in the United States. After an initial review of its financial statements, Atlantic’s management team considered it to be a potential target and contacted its financial advisor to collect detailed information about this company. After conducting further diligence, negotiations were terminated because Atlantic and the company were far apart on valuation.

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In addition to these above companies, Atlantic also received proposals from different companies in a wide variety of industries in both the United States and China, including big data, fuel service, biotechnology, food, beverages, e-commerce and office rental. Atlantic’s management team didn’t conduct extensive diligence or negotiations with these other companies because Atlantic’s management didn’t believe that they would be good acquisition or merger targets after considering one or more factors including that the potential target: (a) had a preliminary valuation of less than $100 million; (b) did not here stable or positive cash flow (for example, EBITDA less than $5 million); (c) did not here differential and sustainable competitive advantages that Atlantic was able to identify; (d) had an immature business model in early development stage; (e) focussed on a market without growth potential; (f) had an unclear growth strategy; and (g) had high indebtedness risk; or (h) had a weak management team.

On August 21, 2017, a few days after Atlantic’s IPO, Tom W. Su, our president was contacted by Zhou Min Ni, Chief Executive Officer and Chairman of HF Group, who knew through contacts in the Chinese business community unaffiliated with us that Atlantic was a SPAC that had just consummated its IPO and was seeking potential targets for a business combination. Zhou Min Ni gave a brief introduction to HF Group and expressed HF Group’s interest in pursuing a merger with Atlantic.

On August 22, 2017, Atlantic’s management team, including Richard Xu, Chairman and CEO, Tom W. Su, President, and Peiling He, Chief Financial Officer, had a conference call with Zhou Min Ni. Zhou Min Ni briefly introduced HF Group’s business, financials, growth plan and capital structure to Atlantic. Atlantic’s team learned that HF Group conducts a foodservice distribution business to Chinese/Asian restaurants, primarily Chinese takeout restaurants in the Southeastern United States. After the call, Atlantic had an internal discussion and decided to make a site visit to HF Group.

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On September 1 and 2, 2017, Mr. Xu and Mr. Su visited HF Group’s headquarters in Greensboro, North Carolina, met with Mr. Ni, Chan Sin Wong, HF Group’s President and Jian Ming Ni, Chief Financial Officer. Atlantic and HF Group executed a confidentiality and non-disclosure agreement on September 1, 2017. They discussed the niche market segment of foodservice distribution serving Chinese/Asian restaurants, primarily Chinese take-out restaurants, HF Group’s business model and five-year growth strategy, its capital structure and financing requirements, organizational structure, financial performance and outlook. Mr. Zhou Min Ni described the advantages HF Group had compared to its competitors, its future growth opportunities through acquisitions within the current fragmented market, and the possibility of evolving the business model. Mr. Xu made a brief introduction of Atlantic and its acquisition strategy, the management team and their background on SPAC merger transactions. They discussed the company valuation that HF Group was looking for, the merger structure and timeline for a potential merger. Mr. Xu and Mr. Su also visited the warehouse and company operation at HF Group’s headquarter to understand the daily operation of the company. The Atlantic team requested that HF Group begin to conduct an audit for its financial statements and restructure its organization so that all its operations were in a holding company structure. However, Atlantic advised HF Group that it would continue its search for target companies while HF Group was working on its audit and the restructuring.

On September 7, 2017, HF Group engaged Brook & Partners Management Consulting Co., Ltd. as its financial advisor to assist HF Group in preparing its financial statements.

On September 17 and 18, 2017, after an initial review of HF Group’s financial information and organization structure, Mr. Xu and Mr. Su visited HF Group’s headquarters again to meet HF Group’s management. They discussed HF Group’s financial performance in 2015 and 2016, projected results for 2017, certain accounting issues and the working plan of corporate restructure.

On September 27, 2017, HF Group engaged Friedman LLP (“Friedman”) as its auditor to audit its financial statements.

Between September 19, 2017 and January 8, 2018, Atlantic’s Team conducted initial due diligence on HF Group, including: (a) HF Group’s corporate structure and legal documents; (b) HF Group’s financial statements for 2015 and 2016, interim financial statements as of September 30, 2017, and related financial information; (c) initial financial projections for the next three years; (d) material contracts such as bank loans, (e) HF Group’s business plan and future growth strategies; (f) related party transactions; and (g) corporate tax status and issues. Atlantic’s team frequently communicated with HF Group’s team, especially Mr. Jian Ming Ni, to discuss issues that arose during the initial due diligence.

Between January 9 and 11, 2018, Atlantic’s team, including Mr. Xu, Mr. Su and Ms. He visited HF Group’s headquarters, met with HF Group’s management team, including Mr. Zhou Min Ni, Ms. Wong, and Mr. Jian Ming Ni, further discussed the company’s business outlook, financial performance, company valuation, and requirements for further financing. Both parties negotiated and agreed upon the key terms for Letter of Intent for the business combination, and then went through the timeline for a merger between Atlantic and HF Group. Atlantic’s team also had a meeting with Mr. Jian Ming Ni and David Puryear and Joe Lingle, the partners of HF Group’s local legal counsel, Puryear and Lingle, P.L.L.C., which were assisting HF Group with Atlantic’s requests for further due diligence. Atlantic discussed with them the merger structure, procedures and timeline.

On January 18, 2018, Atlantic engaged Loeb and Loeb LLP (“Loeb”) as its legal representative to perform legal due diligence, draft definitive agreements and prepare applicable securities filings relating to the merger. On January 10, 2018, HF Group engaged Becker & Poliakoff, LLP (“Becker”) as its legal counsel for the negotiation of the Acquisition Agreement with Atlantic and consummation of the Business Combination.

On January 22, 2018, Atlantic and HF Group executed a non-binding Letter of Intent for the future tentative business combination.

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On January 30, 2018, Loeb distributed a draft of the Acquisition Agreement to Atlantic and subsequently made revisions based on Atlantic’s review. On February 2, 2018, Atlantic provided a draft Acquisition Agreement to HF Group. From then HF Group and its legal counsels started to review the draft Acquisition Agreement.

On February 19, 2018, after reviewing HF Group’s financial information of 2017, Peiling He had a conference with Jian Ming Ni to discuss about the operating results, financial conditions and related issues. On the same date, Becker shared the due diligence documents to Atlantic’s team and Loeb, and Loeb started to conduct legal due diligence.

On February 20, 2018, Richard Xu and Tom W. Su had a conference with Zhou Min Ni to negotiate the Group’s valuation, outstanding issues for the Group’s restructure, and key terms of the Acquisition Agreement. On February 21, 2018, Becker contacted Loeb to explain their comments on the merger structure. After internal discussion, Atlantic’s team agreed upon their proposal. On February 22, 2018, Richard Xu, Tom W. Su had another conference with Zhou Min Ni to confirm company valuation and discuss capital structure after merger.

On February 27, 2018, HF Group completed its organization restructure and circulated the restructure documents to all parties on March 9, 2018.

On March 1, 2018, Loeb received comments on the Acquisition Agreement from Becker and sent a revised copy to Becker and HF Group’s team on March 6, 2018. Between March 6, 2018 and March 15, 2018, HF Group’s team and Loeb had a few calls and email communication with HF Group’s team and Becker, respectively to follow up the outstanding comments and issues for the Acquisition Agreement.

On March 14, 2018, HF Group’s auditor, Friedman issued an audit report for HF Group’s financial statements and footnotes for the two years ended December 31, 2016 and 2017.

On March 16, 2018, Loeb and Atlantic received from Becker a draft of the schedules for Acquisition Agreement and employment agreement for management. After discussion between Atlantic an HF Group, Becker provided a revised copy later on the same day.

On March 19, Becker circulated a revised copy of the Acquisition Agreement. Atlantic and Loeb reviewed and discussed, and then Lobe sent out an updated copy of the Acquisition Agreement, and comments on schedules on March 20, 2018 for HF Group and Becker to follow up. All parties conducted further review and discussion on the revised merger agreement.

On March 23, 2018, Atlantic’s Board of Directors held a meeting at Loeb’s offices. All of Atlantic’s directors (Richard Xu, Ren Hua Zheng, Wai Fun, Cheng) attended the meeting. Mr. Su, Ms. He and Mr. Caruso also participated in the meeting. Before the meeting started, copies of the significant transaction documents, in substantially final form, were distributed to the directors. Mr. Caruso described the major terms of the transaction documents to the directors, and Mr. Xu discussed the search for a target business and detailed HF Group’s business, market and expansion plans. Ms. He discussed the financial performance of HF Group. In the meeting, the board of directors reviewed HF Group’s business, market potential, growth opportunities, and financial performance. The board of directors agreed that, with sufficient resources, HF Group would be well positioned to attempt to consolidate the market for food service distribution serving Chinese/Asian restaurants.

The board also reviewed the transaction consideration of approximately $199.7 million to acquire 100% of the shares of HF Group negotiated by the management team with HF Group shareholders and used the market method to assess HF Group’s value, which compares the valuation multiples of the target company, such as share price to earnings (P/E) and total enterprise value to EBITDA (EV/EBITDA), with public traded companies in the same or similar industry (For additional information, see the valuation of HF group on page 42 and 43).

The board of directors considered the amount being paid for HF Group to be reasonable as compared to the group of comparable public companies and determined that it is in the best interests of Atlantic’s shareholders to proceed with the merger with HF Group. After reviewing the above factors and significant discussion, the Acquisition Agreement was unanimously approved, subject to final negotiation.

The Acquisition Agreement was executed by all parties on March 28, 2018. Atlantic filed a Current Report on Form 8-K with the SEC on April 3, 2018, which detailed the Acquisition Agreement and summarized the key deal terms. On April 12, 2018, Atlantic filed a Current Report on Form 8-K for a presentation on the transaction and HF Group’s business.

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Atlantic Board’s Reasons for the Approval of the Acquisition

At a meeting held on March 23, 2018, Atlantic’s board of directors unanimously approved the Acquisition Agreement and the transactions contemplated thereby, determined that the Business Combination is in the best interests of Atlantic and its shareholders, directed that the Acquisition Agreement be submitted to Atlantic’s shareholders for approval and adoption, and recommended that Atlantic’s shareholders approve and adopt the Acquisition Agreement and the transactions contemplated thereby.

Before reaching its decision, Atlantic’s board of directors reviewed the results of management’s due diligence, which included:

●	research on industry trends, cycles, operating results, financial projections, and other industry factors;

●	extensive meetings and calls with HF Group’s Chief Executive Officer and management team regarding operations, growth opportunities, operating results, financial projections and among other typical due diligence matters;

●	personal visits to HF Group’s headquarters, as well as its distribution center and warehouse locations;

●	review of HF Group’s material contracts for bank loans, lease and other legal diligence; and

●	financial, tax, and accounting diligence.

Atlantic’s board of directors considered a wide variety of factors in connection with its evaluation of the Business Combination. In light of the complexity of those factors, its board of directors, as a whole, did not consider it practicable to, nor did it attempt to, quantify or otherwise assign relative weights to the specific factors it took into account in reaching its decision. Individual members of Atlantic’s board of directors may have given different weight to different factors.

The board of Atlantic considered the following facts that could be the benefits to be generated from the transaction with HF Group:

●	Fast Growing yet fragmented niche market with consolidation opportunity: HF Group is operating in a niche market serving Chinese/Asian restaurants, primarily Chinese takeout restaurants, of which most of the customers are non-Chinese Americans. According to National Restaurant Association, the percentage of Americans which prefer to have food away from home increased from 41.2% in 2014 to 43.8% in 2016. HF Group’s management believes the trend of consuming food away from home also represents a potential increase of demand for Chinese takeout restaurants. In addition, with the growing influence of China’s economy and culture, more and more Americans are consuming Chinese cuisines. However, this market is currently highly fragmented with a great number of small and unsophisticated competitors. HF Group believes that, with its deep insight on the industry and well-developed infrastructure, as a regional leader, there are great opportunities to make acquisition to those unsophisticated competitors and grow itself into a market leader in its market segment throughout the United States.

●	Unique Market with High Entry Barriers: Chinese cuisine requires unique cooking techniques such as steaming and wokking, and also require special ingredients and seasonings. Understanding the Chinese cooking culture is important to run Chinese restaurants and, therefore, most Chinese takeout restaurants are operated by Chinese Americans. Due to the language difference, it is not easy for mainstream food distributors to serve business owners. Therefore, Chinese restaurants tend to be loyal to service providers like HF Group, which understands their business needs and is able to serve them efficiently and comfortably.

●	A well-developed logistics infrastructure and long-established distribution network: HF Group has developed a sophisticated infrastructure with three distribution centers of a total storage capacity of 400,000 square feet and a fleet of 105 refrigerated vehicles and 12 tractors and 17 trailers. Its distribution network covers ten states in the southeastern United States, including North Carolina, South Carolina, Georgia, Florida, Alabama, Virginia, West Virginia, Tennessee, Kentucky, and Mississippi. In conjunction with the development of its logistics infrastructure and business expansion, HF Group has also developed its proprietary information system to manage its customer relationships and inventory. The logistics infrastructure results in significant advantages for HF Group and results in a high entry barrier for potential competitors. In addition, it is difficult for HF Group’s competitors in the market, which are mostly smaller wholesalers, brokers and grocery stores, to compete with HF given HF’s economies of scale and developed logistics infrastructure.

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●	Economies of scale with strong negotiating power: With a large purchase volume and a centralized procurement management, HF Group has strong negotiating power with its vendors and is able to source high quality products at lower prices than many competitors. HF Group’s inventory procurement team is led by Mr. Zhou Min Ni, founder and Chief Executive Officer, who has 20 years of operational experience in the industry. With a developed inventory procurement system supported by strong negotiating power and an experienced management team, HF Group can offer its customers high quality products at competitive prices.

●	20 years of operation experience: The key management and founders of HF Group include Mr. Zhou Min Ni, Chief Executive Officer and his wife Chan Sin Wong, President, who founded the business and grew it into a regional leader with three distribution centers serving over 3,200 Chinese restaurants in ten states in the southeastern United States. Besides the two founders, HF Group has also built a team with operational experience, financial expertise and IT knowledge to grow the company. With an experienced management team that has grown the business over the past 20 years, HF Group believes that it is ready to expand its business into other underserved regions through consolidation of small competitors.

Atlantic’s management, including the members of its board of directors, are experienced in financial analysis, valuation for merger and acquisition, and has successfully consummated a number of transactions of equity investments, mergers and acquisitions. Although Atlantic’s board of directors did not seek a third party valuation in connection with the Business Combination, the board of directors considered valuation information regarding HF Group, including industry, purchase price and enterprise values of HF Group, projections and comparisons of revenue, gross profit, net income and EBITDA, the growth outlook for the markets that HF Group serves, the abilities of HF Group’s management team, free cash flow characteristics, and ratios of share price to earnings and ratios of total enterprise value to EBITDA. These ratios are widely-accepted evaluation methods. In making its determination that the Business Combination is in the best interests of Atlantic and its shareholders, the board of directors considered the amount of cash available in the trust account and the rollover equity incentives for members of its management. Significant drivers of value that the board considered are listed above.

HF Group’s historical and projected financial results as shown in the following tables:

Actual and Projected Financial Results

(dollars in million)

(unaudited)

	For Years ended December 31,
	2016	2017	2018
	Actual	Actual	Projected

Net revenue	$279.5	$295.5	$310.3
Growth of revenue		5.7%	5.0%
Net income attributable to HF Group	$4.7	$9.6	$8.2
Pro Forma net income attributable to HF Group (1)	$2.5	$6.2	$8.2
Growth of net income attributable to HF Group		148.0%	32.3%
Adjusted EBITDA	$8.0	$14.0	$14.6
Growth of Adjusted EBITDA		75.4%	4.3%

(1) The majority of the Group’s subsidiaries elected to be taxed as C Corporation, instead of S Corporation, which was effective on January 1, 2018. Pro Forma net income attributable to HF Group was calculated with consideration of the income tax effect as if all the Group’s subsidiaries were taxed as C Corporation since January 1, 2016.

(2) For additional information on Adjusted EBITDA, See the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of HF Group Holding Corporation - Adjusted EBITDA,” beginning on page 82.

The major assumptions used for HF Group’s projections include: (1) HF Group plans to make acquisitions after the merger, assuming that the merger between Atlantic and HF Group will be consummated in the third quarter of 2018; (2) Net revenue for current business is projected to have an organic growth of 5% for 2018 and there will be no acquisitions in 2018; (2) HF Group will maintain the same gross margin for 2018 as it had in 2017; (3) HF Group’s senior management salaries and operating expenses of being a public company will increase by $1.5 million in 2018; (5) HF Group will reduce maintenance by about $0.8 million in 2018 after investing approximately $2 million in new trucks. (6) selling expenses and other operating expenses are projected to increase in proportion to the increase in revenue. (7) interest expenses are projected according to the Company’s outstanding loan balance and a 5% of average interest rate (8) Income tax provision is projected according to estimate future income tax rate.

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Atlantic and HF Group do not intend as a matter of course to make public projections as to future sales, earnings, or other results. The prospective financial information set forth in the above tables was prepared solely for the purpose of estimating the enterprise value of HF Group for purposes of the Acquisition Agreement. It was not prepared with a view toward public disclosure or with a view toward complying with the guidelines established by the American Institute of Certified Public Accountants with respect to prospective financial information, but, in the view of HF Group’s management, was prepared on a reasonable basis, reflects the best available estimates and judgments, and presents, to the best of management’s knowledge and belief, the expected future financial performance of HF Group. However, this information is not fact and should not be relied upon as being necessarily indicative of future results, and readers of this proxy statement are cautioned not to place undue reliance on the prospective financial information. Neither HF Group’s independent auditors, nor any other independent accountants, have compiled, examined, or performed any procedures with respect to the prospective financial information contained herein, nor have they expressed any opinion or any other form of assurance on such information or its achievability, and assume no responsibility for, and disclaim any association with, the prospective financial information.

As described in more detail below, the management and board of directors of Atlantic determined that the approximately $199.7 million purchase price in all stocks for HF Group, which were negotiated and agreed by the management of both parties, was appropriate based on its evaluation of HF Group’s market position, growth opportunities, profitability, free cash flow, and the implied trading multiples of similar comparable public companies. Consequently, Atlantic’s management estimated that HF Group has an $231.6 million enterprise value: $199.7 million in equity value, plus $28.1 million of debt and $10.0 million of noncontrolling interest, and minus $6.1 million of cash and cash equivalents as of December 31, 2017.

After research and analysis of the available information of a large numbers of public companies, including (a) public filings such as IPO prospectuses, annual reports, and merger filings; and (b) research reports compiled by investment banks such as Equity Research on Sysco Corporation compiled by Credit Suisse, issued on May 8, 2017, Equity Research on Performance Food Group Company compiled by Credit Suisse, issued on May 10, 2017, Equity Research on US Foods Holding Corp compiled by Credit Suisse, issued on May 15, 2017 (none of which reports were commissioned by Atlantic), Atlantic’s management selected the comparable companies after consideration of the similarity of industry, business model, growth perspectives, operation structure, market cap, and others. Atlantic’s board of directors reviewed and analyzed the valuation of the following similar comparable public companies, including: (1) Sysco Corporation (“Sysco”), US Foods Holding Corp. (“US Foods”) and Performance Food Group Company (“Performance”), the three largest foodservice distribution companies serving mainstream restaurants; (2) The Chefs’ Warehouse, Inc. (“Chefs’ Warehouse”), which is a leader targeting on a niche market serving high-end restaurant food distribution; (3) Some Chinese Logistics companies listed in the U.S. or China’s stock exchange and with similar business concepts and operation structure, such as ZTO Express (Cayman) Inc. (“ZTO”), S.F. Holding Co., Ltd. (“S.F.”) and YTO Express Co., Ltd. (“YTO”). Based on the review of equity research reports written for these public companies, Atlantic’s management team understood that the primary valuation metrics used by equity analysts are ratios of share price to earnings (P/E) and total enterprise value to EBITDA (EV/EBITDA). Typically, these metrics are evaluated on the basis of current year’s and one-year forward’s estimated results.

Although Atlantic’s Board understood that the size and market cap of Sysco, US Foods and Performance, were much greater than HF Group, it still included them as comparable companies for the following reasons: (1) their business model is very similar to HF Group’s; (2) the mainstream market for food distribution is highly concentrated and Sysco, US Foods and Performance are the three largest companies and the only public companies serving the U.S. mainstream food distribution market, meaning that they were the only companies with sufficient public information available for valuation comparison; and (3) Atlantic could not identify much available information for smaller food distributors focusing on the mainstream market to support a valuation comparison. The Board also understood that the three companies were not ideal reference companies in terms of market segment, business scale and growth. After extensive research, Atlantic’s management were able to identify Chef’s Warehouse, a food distributor focusing on a niche market serving U.S. high-end restaurant food distribution and determined that it was a better reference for valuation comparison for the following reasons: (1) its market capitalization is about $656 million, closer to HF Group’s expected market capitalization; (2) it focusses on a niche market which has different characteristics from and entry barriers when compared to the mainstream market; (3) its sales growth in the past three years was approximately 10% per year, which is much higher than the approximately 2% growth rate of the Sysco, US Foods and Performance (source: company public filings with SEC) and should be more comparable to HF Group’s 5% annual growth rate. Atlantic’s board also considered that the market segment focused on by HF Group is fragmented and has the potential for consolidation, which could result in an even higher growth rate for HF Group in the future.

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The following table displays valuation and multiples of comparable companies and HF Group considered by Atlantic’s board of directors:

			Enterprise		Market Cap/Revenue			EV/EBITDA			P/E
Company Name	Exchange	Ticker	Value	Market Cap	2016A	2017A	2018E	2016A	2017A	2018E	2016A	2017A	2018E
(USD in millions, except multiple data)
Food distributors in the US
Sysco Corporation	NYSE	SSY	39,199	31,287	0.62	0.57	0.53	15.09	12.05	11.95	32.93	27.37	21.11
US Foods Holding Corp.	NYSE	USFD	10,371	7,104	0.31	0.29	0.28	10.67	9.80	9.15	33.83	26.21	16.60
Performance Food Group Company	NYSE	PFGC	4,240	3,128	0.19	0.19	0.18	11.55	10.84	9.79	45.80	32.48	17.47
The Chefs’ Warehouse, Inc.	NasdaqGS	CHEF	912	656	0.55	0.50	0.46	15.33	13.86	12.06	217.22	45.56	30.37
Logistic companies in China
ZTO Express (Cayman) Inc.	NYSE	ZTO	9,096	10,683	7.50	5.18	3.98	20.17	15.63	10.23	38.15	21.41	16.67
S.F. Holding Co., Ltd.	SHSE	002352	34,208	35,098	3.84	3.11	2.57	N/A	23.13	20.42	52.82	46.27	40.66
YTO Express Co., Ltd.	SHSE	600233	6,857	7,138	2.67	2.25	1.79	21.75	N/A	15.15	32.72	31.11	24.00

Average			14,983	13,585	2.24	1.73	1.40	15.76	14.22	12.68	64.78	32.92	23.84
Median			9,096	7,138	0.62	0.57	0.53	15.33	13.86	12.06	38.15	31.11	21.11
HF Group			232	200	0.71	0.68	0.64	29.10	16.50	15.80	80.90	32.20	24.30

Source: 4-traders.com - Thomas Routers, data as of March 29, 2018

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These similar publicly traded companies have an average P/E ratio of 32.9x for 2017 earnings and 23.8x based on 2018 estimated earnings. Atlantic’s management measured that a purchase price of $199.7 million for HF Group implied trading multiples of 32.2x of pro forma earnings (adjusted for income tax provision as C corporation) for 2017 and 24.3x estimated earnings for 2018. In addition, the average EV/EBITDA ratio of these similar publicly traded companies was 14.2x for 2017 and estimated to be 12.7x for 2018. An enterprise value of $231.6 million for HF Group implied trading multiples of 16.5x Adjusted EBITDA for 2017 and 15.8x estimated Adjusted EBITDA for 2018. The comparison shows that P/E ratio of HF Group based on the acquisition consideration is close to the average level of these similar public traded companies and its EV/EBITDA is a little higher than the average level similar public traded companies. However, Atlantic’s management and board of directors believed that the proposed transaction was priced at an attractive price when compared to similar publicly traded companies for the following reasons: (1) Sysco, US Foods and Performance included in the selected similar publicly traded companies are three largest foodservice distributors serving the U.S. mainstream market, with over billions of market cap. With many decades of development, they have dominated the mainstream market and the competition in their market segment is very intense. Their growth is very limited due to their large business scale and market cap, and monopoly monitor from the regulators for sizable acquisition in the U.S. As compared with them, HF Group is expected to expand in much faster pace because of its consolidation prospects, unique entry barriers and a diversified customer base in its focused niche market as described above. (2) As making more detail analysis, Atlantic’s management believe Chef’s Warehouse is the most comparable company for HF Group from the perspectives of its market cap, market segment similarity and growth outlook. Chef’s Warehouse is a leader targeting on a niche market serving high-end restaurant food distribution. Currently, it has 45.6x of implied trading multiple of its 2017 earnings and estimated 30.4x of 2018 earnings, which are much higher than HF Group’s implied P/E ratio. (3) The projected financial results of HF Group demonstrated in the above table shows HF Group organic business growth without acquisition in 2018 for HF Group will focus on the merger with Atlantic and does not expect to consummate any acquisition in 2018. However, both Atlantic’s and HF Group’s management believe HF Group is well position to consolidate the niche market segment serving Chinese/Asian restaurants, primarily Chinese takeout restaurants, and will be able to conduct massive acquisition in its niche market and obtain significant growth to be a market leader with the support from capital market after merger.

After consideration the above factors, Atlantic’s Board concluded that HF Group’s valuation multiple of P/E (32.2x P/E (pro forma earnings adjusted for income tax provision as C corporation) for 2017 earnings and 24.3x based on 2018 estimated earnings), which is lower than Chef’s Warehouse’s (P/E of 45.6x for 2017 earnings and 30.4x based on 2018 estimated earnings) but higher than the average P/E of Sysco, US Foods and Performance (28.7x for 2017 earnings and 18.4 for 2018 estimated earnings), is reasonable.

The valuation determined by the analyses of Atlantic’s management is not necessarily indicative of actual values nor predictive of future results, which may be significantly more or less favorable than those suggested by such analyses. Much of the information used in, and accordingly the results of, are inherently subject to substantial uncertainty. The actual result may be significantly different than the projection. In addition, none of the selected comparable companies have characteristics identical to HF Group. The above data set was compiled solely for analysis purpose. An analysis of selected publicly traded companies is not mathematical; rather it involves complex consideration and judgments concerning differences in financial and operating characteristics of the selected companies and other factors that could affect the public trading values of the companies reviewed.

Atlantic’s board of directors also gave consideration to the following negative factors associated with the transactions (which are more fully described in the “Risk Factors” section of this proxy statement0 although not weighted or in any order of significance:

●	Execution of its growth plan: HF Group plans to expand its business through acquisition of other distributors and wholesalers, which heavily depends on having sufficient capital. If HF Group is not able to obtain equity or debt financing, or borrowings from bank loans, it may not be able to execute its plan to acquire smaller competitors. Even if HF Group is able to make such acquisitions, HF Group may not be able to successfully integrate the acquired business and improve their profitability as it plans, which could have a material adverse effect on its financial condition and future operating performance.

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●	Change of competitive landscape. The market in which HF Group conducts business is a niche market, which is highly fragmented and which has moderate competition. It may be possible for larger companies with greater financial resources to begin to consolidate the market, which will create more competition and negatively affect HF Group’s business and development plan.

●	Corporate governance practices. HF Group’s current management doesn’t have experience in running a public company and conducting the corporate governance of a public company. It may take time for HF Group’s management team to learn to comply with the reporting, disclosure, corporate governance requirements and other listing standards following consummation of the merger. It may need to recruit people with expertise in corporate governance and capital markets to comply with the regulations and communicate with the capital markets after the merger, which may increase the Group’s operating expenses.

Atlantic’s board of directors concluded that these risks could be managed or mitigated by HF Group or were unlikely to have a material impact on the business after the closing of the Business Combination. Overall, the potentially negative factors or risks associated with HF Group’s business were outweighed by the potential benefits of the Business Combination to Atlantic and its shareholders. The Atlantic board of directors realized that there can be no assurance about future results, including results considered or expected as disclosed in the foregoing reasons. The foregoing discussion of the material factors considered by the Atlantic’s board of directors is not intended to be exhaustive, but does set forth the principal factors considered by our board.

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Other Considerations

Atlantic’s board of directors focused its analysis on whether the proposed business combination is likely to generate a return for its shareholders that is greater than if the trust were to be liquidated. Atlantic’s board of directors believes that HF Group is well positioned to consolidate the market in the fast-growing niche market of food service distribution serving Chinese/Asian restaurants, assuming HF Group will get sufficient capital from the sale of equity or by incurring debt. By proceeding with the Business Combination, Atlantic’s public shareholders will also receive 1/10 of a share for each right they hold (which the board believes is equivalent to a 10% return), and they have opportunity to share the potential growth of HF Group, which might generate even greater returns. Conversely, if Atlantic failed to close a business combination, its public shareholders would only receive the pro rata amount of the trust account, and their rights and the shares held by insiders would become worthless.

Atlantic’s board of directors unanimously concluded that the Acquisition Agreement with HF Group is in the best interests of Atlantic’s shareholders. The Atlantic board of directors did not obtain a fairness opinion on which to base its assessment. Because of the financial skills and background of its members, Atlantic’s board believes it was qualified to perform the valuation analysis discussed in this section.

Recommendation of Atlantic’s Board

After careful consideration, Atlantic’s board of directors determined that the Business Combination with HF Group is in the best interests of Atlantic and its shareholders. On the basis of the foregoing, Atlantic’s Board has approved and declared advisable the Business Combination with HF Group and recommends that you vote or give instructions to vote “FOR” each of the Business Combination Proposal and the other proposals.

The board of directors recommends a vote “FOR” each of the Business Combination Proposal and the other proposals — Atlantic’s board of directors have interests that may be different from, or in addition to your interests as a shareholder. See “The Business Combination Proposal — Interests of Certain Persons in the Acquisition” in this proxy statement for further information.

Interests of Certain Persons in the Business Combination

When you consider the recommendation of Atlantic’s board of directors in favor of adoption of the Business Combination Proposal and other proposals, you should keep in mind that Atlantic’s directors and officers have interests in the Business Combination that are different from, or in addition to, your interests as a shareholder, including:

●	If the proposed Business Combination is not completed by the date that is 18 months from the closing of the IPO, or February 14, 2019, or by the date that is 24 months from the closing of the IPO, or August 14, 2019, if we extend the period of time to consummate a business combination, Atlantic will be required to liquidate. In such event, the 1,106,247 shares of Atlantic common stock held by Atlantic officers, directors and affiliates, which were acquired prior to the IPO for an aggregate purchase price of $25,000, will be worthless. Such common stock had an aggregate market value of approximately $[______] based on the closing price of Atlantic’s common stock of $[____] and Atlantic’s rights $[____], on the Nasdaq Stock Market as of [_________], 2018.

●	If Atlantic is forced to liquidate, the Private Placement Units that were purchased for $3,412,500 will be worthless and the entire investment amount will be lost.

●	Unless Atlantic consummates the Business Combination, its officers, directors and initial shareholders will not receive reimbursement for any out-of-pocket expenses incurred by them to the extent that such expenses exceeded the amount of its working capital.

●	Wai Fun Cheng, Ren Hua Zheng, Richard Xu and Tom W. Su have contractually agreed that, if it liquidates prior to the consummation of a business combination, they will be liable to ensure that the proceeds in the trust account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by Atlantic for services rendered or contracted for or products sold to it, but only if such a vendor or prospective target business does not execute such a waiver.

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As a result, the financial interest of Atlantic’s officers, directors and initial shareholders or their affiliates could influence its officers’ and directors’ motivation in selecting HF Group as a target and therefore there may be a conflict of interest when it determined that the Business Combination is in the shareholders’ best interest. In addition, the exercise of Atlantic’s directors’ and officers’ discretion in agreeing to changes or waivers in the terms of the transaction may result in a conflict of interest when determining whether such changes or waivers are appropriate and in our shareholders’ best interest.

Anticipated Accounting Treatment

The Business Combination will be treated by Atlantic as a reverse Business Combination under the acquisition method of accounting in accordance with GAAP. For accounting purposes, HF Group is considered to be acquiring Atlantic in this transaction. Therefore, the aggregate consideration paid in connection with the Business Combination will be allocated to Atlantic tangible and intangible assets and liabilities based on their fair market values. The assets and liabilities and results of operations of Atlantic will be consolidated into the results of operations of HF Group as of the completion of the Business Combination.

Regulatory Approvals

The Business Combination and the other transactions contemplated by the Acquisition Agreement are not subject to any additional federal or state regulatory requirements or approvals, including the Hart-Scott Rodino Antitrust Improvements Act of 1976, except for filings with the States of Delaware and North Carolina necessary to effectuate the transactions contemplated by the Acquisition Agreement.

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THE ACQUISITION AGREEMENT

The following is a summary of the material provisions of the Acquisition Agreement, a copy of which is attached as Annex A to this proxy statement. You are encouraged to read the Acquisition Agreement in its entirety for a more complete description of the terms and conditions of the Acquisition.

Business Combination with HF Group; Acquisition Consideration

Upon the closing of the transactions contemplated in the Agreement, Atlantic will acquire 100% of the issued and outstanding securities of HF Group, in exchange for 19,969,833 shares of Atlantic common stock. We refer to this transaction as the “Business Combination.”

Representations and Warranties

In the Acquisition Agreement, HF Group makes certain representations and warranties (with certain exceptions set forth in the disclosure schedule to the Agreement) relating to, among other things: (a) proper corporate organization of HF Group and its subsidiaries and other companies in which it is a minority shareholder and similar corporate matters; (b) authorization, execution, delivery and enforceability of the Agreement and other transaction documents; (c) absence of conflicts; (d) capital structure and title to units; (e) accuracy of charter documents and corporate records; (f) related-party transactions; (g) required consents and approvals; (h) financial information; (i) absence of certain changes or events; (j) title to assets and properties; (k) material contracts; (l) insurance; (m) licenses and permits; (n) compliance with laws, including those relating to foreign corrupt practices and money laundering; (o) ownership of intellectual property; (p) absence of warranty claims; (q) employment and labor matters; (r) taxes and audits; (s) environmental matters; (t) brokers and finders; (u) investment representations and transfer restrictions; (v) that HF Group is not an investment company; and (w) other customary representations and warranties.

In the Acquisition Agreement, Atlantic makes certain representations and warranties relating to, among other things: (a) title to shares; (b) proper corporate organization and similar corporate matters; (c) authorization, execution, delivery and enforceability of the Agreement and other transaction documents; (d) brokers and finders; (e) capital structure; (f) validity of share issuance; (g) minimum trust fund amount; and (g) validity of Nasdaq Stock Market listing; and (h) SEC filing requirements.

Conduct Prior to Closing; Covenants

HF Group has agreed to operate the business in the ordinary course, consistent with past practices, prior to the closing of the Acquisition (with certain exceptions) and not to take certain specified actions without the prior written consent of Atlantic.

The Agreement also contains covenants of HF Group providing for:

●	HF Group and its subsidiaries and portfolio companies to provide access to their books and records and providing information relating to HF Group’s business to Parent, its counsel and other representatives; and

●	HF Group to deliver the financial statements required by the company to make applicable filings with the SEC.

Conditions to Closing

General Conditions

Consummation of the Acquisition Agreement and the acquisition is conditioned on, among other things, the absence of any order, stay, judgment or decree by any government agency or any pending or threatened litigation seeking to enjoin, modify, amend or prohibit the Acquisition.

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HF Group’s Conditions to Closing

The obligations of the Representing Parties to consummate the transactions contemplated by the Acquisition Agreement, in addition to the conditions described above, are conditioned upon (i) Atlantic and HF Group complying with all of their respective obligations required to be performed by them pursuant to the required covenants in the Acquisition Agreement, and (ii) the representations and warranties of Atlantic being true on and as of the closing date of the Acquisition.

Atlantic’s and HF Group’s Conditions to Closing

The obligations of Atlantic and HF Group to consummate the transactions contemplated by the Acquisition Agreement, in addition to the conditions described above in the first paragraph of this section, are conditioned upon each of the following, among other things:

●	the representations and warranties of HF Group being true on and as of the closing date of the acquisition and HF Group complying with all required covenants in the Acquisition Agreement;

●	there having been no material adverse effect to HF Group’s business, regardless of whether it involved a known risk;

●	receipt by HF Group of third party consents;

●	HF Group receiving a legal opinion from HF Group’s counsel; and

●	the holders of common stock of Atlantic having approved the Acquisition Agreement and the transactions contemplated by the Acquisition Agreement.

Termination

The Acquisition Agreement may be terminated and/or abandoned at any time prior to the closing, whether before or after approval of the proposals being presented to Atlantic’s shareholders, by:

●	Either Atlantic or HF Group if the closing has not occurred by September 30, 2018 (unless extended by mutual agreement of the parties);

●	Either Atlantic or HF Group, if HF Group or any of its stockholders has materially breached any representation, warranty, agreement or covenant contained in the Acquisition Agreement and such breach has not been cured within fifteen days following the receipt by HF Group or any of its stockholders, as applicable, of HF Group’s written notice to terminate the Agreement; or

●	HF Group, if HF Group has materially breached any representation, warranty, agreement or covenant contained in the Agreement and such breach has not been cured within fifteen days following the receipt by the HF Group of HF Group’s written notice to terminate the Acquisition Agreement.

Effect of Termination

In the event of termination and abandonment by either Atlantic or HF Group, all further obligations of the parties shall terminate.

Indemnification

Until the one year anniversary of the date of the Agreement, the Representing Parties have agreed, jointly and severally, to indemnify HF Group and its affiliates from any damages arising from (a) any breach of any representation, warranty or covenant made by the Representing Parties, (b) any actions by any third parties with respect to HF Group’s business for any period on or prior to the closing date, (c) the violation of any laws in connection with or with respect to the operation of the business on or prior to the closing date, (d) any claims by any employee of HF Group or any of its subsidiaries or portfolio companies, (e) any taxes attributable to the period prior to closing or (f) any sales, use, transfer or similar tax imposed on HF Group or its affiliates as a result of the transactions contemplated by the Agreement. The indemnification obligations of the Representing Parties are capped at $39,939,665, except that such limitation shall not apply with respect to any losses relating to or arising under or in connection with breaches of certain fundamental representation as set forth in the Acquisition Agreement. Such indemnification can be satisfied with the cancellation of Atlantic common stock. Shares of Atlantic common stock representing 15% of the aggregate amount of shares to be issued to the stockholders of HF Group pursuant to the Business Combination are to be held in escrow for such purpose and will be valued at $10.00 per share.

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The foregoing summary of the Acquisition Agreement does not purport to be complete and is qualified in its entirety by reference to the actual agreement, which is filed as Annex A hereto.

Escrow Agreement

In connection with the Acquisition, Atlantic, HF Group, Zhou Min Ni, as representative of the stockholders of HF Group, and Loeb & Loeb LLP, as escrow agent, will enter into an Escrow Agreement at closing, pursuant to which Atlantic shall deposit shares of Atlantic common stock, representing 15% of the aggregate amount of shares (2,995,475 shares) to be issued to the stockholders of HF Group pursuant to the Business Combination, to secure the indemnification obligations of the stockholders of HF Group as contemplated by the Acquisition Agreement.

Lock-up Agreement

In connection with the Acquisition, Atlantic and each of the HF Group shareholders will enter into a Lock-Up Agreement at closing, pursuant to which the stockholders of HF Group shall agree, for a period of 365 days from the closing of the Acquisition, not to offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any shares of common stock (including any securities convertible into, or exchangeable for, or representing the rights to receive, shares of common stock), enter into a transaction that would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of such shares, or to enter into any transaction, swap, hedge or other arrangement, or engage in any short sales with respect to any security of Atlantic.

Registration Rights Agreement

In connection with the Acquisition, Atlantic and the HF Group shareholders will enter into a Registration Rights Agreement at closing to provide for the registration of the common stock being issued to the HF Group shareholders in connection with the Business Combination. The HF Group shareholders will be entitled to “piggy-back” registration rights with respect to registration statements filed following the consummation of the Business Combination. Atlantic will bear the expenses incurred in connection with the filing of any such registration statements.

Employment Agreements

In connection with the Acquisition, Atlantic will enter into separate employment agreements at closing with each of Zhou Min Ni, Chan Sin Wong and Jian Ming Ni who will serve as executive officers of the Company.

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THE NAME CHANGE PROPOSAL

Purpose of the Name Change Proposal

In connection with the transactions contemplated by the Acquisition Agreement, Atlantic and HF Group have agreed that post-closing, Atlantic will change its name to “HF Foods Group Inc.” in order to represent the business of the combined company after the closing of the Business Combination.

Required Vote

Approval of the Name Change Proposal requires the affirmative vote of the holders of a majority of the issued and outstanding shares of Atlantic common stock. Adoption of the Name Change Proposal is conditioned upon the adoption of the Business Combination Proposal.

Board Recommendation

The board of directors recommends a vote “FOR” adoption of the Name Change Proposal.

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THE EQUITY INCENTIVE PLAN PROPOSAL

Purpose and Background of the Proposal to Adopt the 2018 Equity Incentive Plan

In connection with the transactions contemplated by the Merger Agreement and the Business Combination, Atlantic and the HF Group have agreed that post-closing, Atlantic should adopt a stock-based equity plan to provide for equity based incentives and compensation. The 2018 Omnibus Equity Incentive Plan, or the 2018 Plan, if adopted, will permit Atlantic to provide stock options and other equity awards to its employees, senior executive officers, non-employee directors and eligible consultants. The 2018 Plan is attached to this proxy statement as Annex B, and is incorporated into this proxy statement by reference.

The board believes that Atlantic competes with numerous other companies for a limited number of talented persons willing to join a board of directors or serve as executive officers of a public company. As a result, it is important that Atlantic be able to provide incentives to such persons. Since Atlantic intends to carefully manage its cash resources, the board believes that equity compensation awards must play an important role in attracting employees, executives, board members and consultants. Additionally, Atlantic intends to undertake future acquisitions, and the adoption of the 2018 Plan will allow for flexibility in negotiating the terms of future acquisitions, including maintaining management of entities which may be acquired. It is the board’s opinion that the grant of stock options and other equity awards has several attractive characteristics, both to the recipient and Atlantic. First, granting stock options and other equity awards provide incentive to individuals because they share in the growth of Atlantic. In this manner, employees, non-employee directors and consultants have the same interest as the stockholders of Atlantic. Second, the grant of equity-based awards preserves our cash resources. The board believes that the adoption of the 2016 Plan is in the best interests of Atlantic and its stockholders.

Additionally, under the rules of Nasdaq, Atlantic is required to obtained shareholder approval for equity based compensation to executive officers and directors, and therefore the Board of Directors has determined to submit this matter for shareholder approval.

Required Vote

Approval of the Equity Incentive Plan Proposal requires the affirmative vote of the holders of a majority of the issued and outstanding shares of Atlantic common stock. Adoption of the Equity Incentive Plan Proposal is conditioned upon the adoption of the Business Combination Proposal.

Board Recommendation

The Board of Directors recommends a vote “FOR” adoption of the Equity Incentive Plan Proposal.

Summary of the 2018 Omnibus Equity Incentive Plan

The Board of Directors of Atlantic has approved the 2018 Omnibus Equity Incentive Plan. Under the 2018 Plan as approved, and being submitted for shareholder approval, there is a reserve of 3,000,000 shares issuable as awards under the 2018 Plan.

Under the 2018 Plan, options, stock appreciation rights, restricted stock awards, restricted stock unit awards, other share-based awards and performance awards may be granted to eligible participants. Subject to the reservation of authority by our board of directors to administer the 2018 Plan and act as the committee thereunder, the 2018 Plan will be administered by a Compensation Committee (the “Committee”) of the Board of Directors, which will have the authority to determine the terms and conditions of awards, and to interpret and administer the 2018 Plan. No awards have been made under the 2018 plan or are contingent upon adoption of the 2018 Plan.

Shares Available. The maximum number of shares of our common stock that are available for awards under the 2018 Plan (subject to the adjustment provisions described under “Adjustments upon Changes in Capitalization” below), is 3,000,000 shares. If any shares of common stock subject to an award under the 2018 Plan, are forfeited, expire or are settled for cash (in whole or in part), the shares subject to the award may be used again for awards under the 2018 Plan to the extent of the forfeiture, expiration or cash settlement.

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Eligibility. Options, stock appreciation rights (“SARs”), restricted stock awards, restricted stock unit awards, other share-based awards and performance awards may be granted under the 2018 Plan. Options may be either “incentive stock options,” as defined in Section 422 of the Code, or nonstatutory stock options. Awards may be granted under the 2018 Plan to any employee, non-employee member of our board of directors, consultant or advisor who is a natural person and provides services to us or a subsidiary, except for incentive stock options which may be granted only to employees.

Administration. Subject to the reservation of authority by our board of directors to administer the 2018 Plan and act as the committee thereunder, the 2018 Plan will be administered by the Committee. The Committee will have the authority to determine the terms and conditions of awards, and to interpret and administer the 2018 Plan. The Board of Directors has not yet established the Committee.

Stock Options. The Committee may grant either nonstatutory stock options or incentive stock options. A stock option entitles the recipient to purchase a specified number of shares of our common stock at a fixed price subject to terms and conditions set by the Committee. The purchase price of shares of common stock covered by a stock option cannot be less than 100% of the fair market value of the common stock on the date the option is granted. Fair market value of the common stock is generally equal to the closing price for the common stock on the Principal Exchange on the date the option is granted (or if there was no closing price on that date, on the last preceding date on which a closing price was reported). Options are subject to terms and conditions set by the Committee. Options granted under the 2018 Plan expire no later than 10 years from the date of grant.

Stock Appreciation Rights. The Committee is authorized to grant SARs in conjunction with a stock option or other award granted under the 2018 Plan, and to grant SARs separately. The grant price of a SAR may not be less than 100% of the fair market value of a share of our common stock on the date the SAR is granted. The term of an SAR may be no more than 10 years from the date of grant. SARs are subject to terms and conditions set by the Committee. Upon exercise of an SAR, the participant will have the right to receive the excess of the fair market value of the shares covered by the SAR on the date of exercise over the grant price.

Restricted Stock Awards. Restricted stock awards may be issued either alone or in addition to other awards granted under the 2018 Plan, and are also available as a form of payment of performance awards and other earned cash-based incentive compensation. The Committee determines the terms and conditions of restricted stock awards, including the number of shares of common stock granted, and conditions for vesting that must be satisfied, which may be based principally or solely on continued provision of services, and also may include a performance-based component. Unless otherwise provided in the award agreement, the holder of a restricted stock award will have the rights of a stockholder from the date of grant of the award, including the right to vote the shares of common stock and the right to receive distributions on the shares. Except as otherwise provided in the award agreement, any shares or other property (other than cash) distributed with respect to the award will be subject to the same restrictions as the award.

Restricted Stock Unit Awards. Awards of restricted stock units having a value equal to an identical number of shares of common stock may be granted either alone or in addition to other awards granted under the 2018 Plan, and are also available as a form of payment of performance awards granted under the 2018 Plan and other earned cash-based incentive compensation. The Committee determines the terms and conditions of restricted stock units, including conditions for vesting that must be satisfied, which may be based principally or solely on continued provision of services, and also may include a performance-based component. The holder of a restricted stock unit award will not have voting rights with respect to the award. Except as otherwise provided in the award agreement, any shares or other property (other than cash) distributed with respect to the award will be subject to the same restrictions as the award.

Other Share-Based Awards. The 2018 Plan also provides for the award of shares of our common stock and other awards that are valued by reference to our common stock or other property (“Other Share-Based Awards”). Other Share-Based Awards may be paid in cash, shares of our common stock or other property, or a combination thereof, as determined by the Committee. The Committee determines the terms and conditions of Other Share-Based Awards, including any conditions for vesting that must be satisfied.

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Performance Awards. Performance awards provide participants with the opportunity to receive shares of our common stock, cash or other property based on performance and other vesting conditions. Performance awards may be granted from time to time as determined at the discretion of the Committee. Subject to the share limit and maximum dollar value set forth above under “Limits on Awards to Participants,” the Committee has the discretion to determine (i) the number of shares of common stock under, or the dollar value of, a performance award and (ii) the conditions that must be satisfied for grant or for vesting, which typically will be based principally or solely on achievement of performance goals. At the Committee’s discretion, performance goals for restricted stock awards, restricted stock units, performance awards or other share-based awards may be based on the attainment of specified levels of one or more of the following criteria: (a) earnings per share; (b) operating income (before or after taxes); (c) net income (before or after taxes); (d) net sales; (e) cash flow; (f) gross profit; (g) gross profit return on investment; (h) gross margin return on investment; (i) gross margin; (j) working capital; (k) earnings before interest and taxes; (l) earnings before interest, tax, depreciation and amortization; (m) return on equity; (n) return on assets; (o) return on capital; (p) return on invested capital; (q) net revenues; (r) gross revenues; (s) revenue growth or product revenue growth; (t) total shareholder return; (u) appreciation in and/or maintenance of the company’s market capitalization; (v) cash flow or cash flow per share (before or after dividends); (w) economic value added; (x) the fair market value of the shares of the company’s common stock; (y) the growth in the value of an investment in the company’s common stock assuming the reinvestment of dividends; (z) reduction in expenses or improvement in or attainment of expense levels or working capital levels; (aa) financing and other capital raising transactions; (bb) debt reductions; (cc) regulatory achievements (including submitting or filing applications or other documents with regulatory authorities, having any such applications or other documents accepted for review by the applicable regulatory authority or receiving approval of any such applications or other documents); or (dd) strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property). The performance goals may be based solely by reference to Atlantic’s performance or the performance of one or more of its subsidiaries, divisions, business segments or business units, or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to other companies. The Committee may also exclude under the terms of the performance awards the impact of an event or occurrence which the Committee determines should appropriately be excluded, including (i) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (ii) an event either not directly related to our operations or not within the reasonable control of our management, or (iii) the cumulative effects of tax or accounting changes in accordance with U.S. generally accepted accounting principles.

No Repricing. The 2018 Plan prohibits option and SAR repricings (other than to reflect stock splits, spin-offs or other corporate events described under “Adjustments upon Changes in Capitalization” below, or in connection with a change in control of the company) unless stockholder approval is obtained.

Nontransferability of Awards. No award under the 2018 Plan, and no shares subject to awards that have not been issued or as to which any applicable restriction, performance or deferral period has not lapsed, is transferable other than by will or the laws of descent and distribution, and an award may be exercised during the participant’s lifetime only by the participant or the participant’s estate, guardian or legal representative, except that the Committee may provide in an award agreement that a participant may transfer an award without consideration to certain family members, family trusts, or other family-owned entities, or for charitable donations under such terms and conditions determined by the Committee.

Limits on Awards to Participants. Subject to adjustment as provided for in the 2018 Plan, no participant may (i) be granted options or SARs during any 12-month period with respect to more than ______ shares and (ii) earn more than ____ shares for each twelve (12) months in the vesting period or performance period with respect to restricted stock awards, restricted stock unit awards, performance awards and/or other share-based awards that are intended to comply with the performance-based exception under Code Section 162(m) and are denominated in shares. In addition to the foregoing, the maximum dollar value that may be earned by any Participant for each twelve (12) months in a performance period with respect to performance awards that are intended to comply with the performance-based exception under Code Section 162(m) and are denominated in cash is $_______. If an award is cancelled, the cancelled award shall continue to be counted toward the applicable limitation.

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Amendment and Termination. The 2018 Plan may be amended or terminated by our board of directors except that stockholder approval is required for any amendment to the 2018 Plan which increases the number of shares of common stock available for awards under the 2018 Plan, expands the types of awards available under the 2018 Plan, materially expands the class of persons eligible to participate in the 2018 Plan, permits the grant of options or SARs with an exercise or grant price of less than 100% of fair market value on the date of grant, amends the provisions of the 2018 Plan prohibiting the repricing of options and SARs as described above, increases the limits on shares subject to awards, or otherwise materially increases the benefits to participants under the 2018 Plan. The 2018 Plan will expire on the 10th anniversary of the Effective Date, except with respect to awards then outstanding, and no further awards may be granted thereafter.

Summary of Federal Income Tax Consequences

The following discussion summarizes certain federal income tax considerations of awards under the 2018 Plan. However, it does not purport to be complete and does not describe the state, local or foreign tax considerations or the consequences for any particular individual.

Stock Options. A participant does not realize ordinary income on the grant of a stock option. Upon exercise of a nonstatutory stock option, the participant will realize ordinary income equal to the excess of the fair market value of the shares of common stock over the option exercise price. The cost basis of the shares acquired for capital gain treatment is their fair market value at the time of exercise. Upon exercise of an incentive stock option, the excess of the fair market value of the shares of common stock acquired over the option exercise price will be an item of tax preference to the participant, which may be subject to an alternative minimum tax for the year of exercise. If no disposition of the shares is made within two years from the date of granting of the incentive stock option or within one year after the transfer of the shares to the participant, the participant does not realize ordinary income for tax purposes as a result of exercising the incentive stock option. Instead, the sale of the shares will be a capital transaction. In this case, the tax basis of the shares received for capital gain treatment is the option exercise price and any gain or loss realized on the sale of the shares is long-term capital gain or loss. If the recipient disposes of the shares of common stock acquired upon exercise of the incentive stock option within either of the time periods described above, the recipient will generally realize as ordinary income an amount equal to the lesser of (i) the fair market value of such shares of common stock on the date of exercise over the exercise price, or (ii) the amount realized upon disposition over the exercise price.

Stock Appreciation Rights. No ordinary income will be realized by a participant in connection with the grant of a SAR. When the SAR is exercised, the participant will realize ordinary income in an amount equal to the sum of the amount of any cash received and the fair market value of the shares of common stock or other property received upon the exercise.

Restricted Stock, Performance and Restricted Stock Unit Awards. The participant will not realize ordinary income on the grant of a restricted stock award (or a performance award if the shares of common stock are issued on grant), but will realize ordinary income when the shares subject to the award become vested in an amount equal to the excess of (i) the fair market value of the shares on the vesting date over (ii) the purchase price, if any, paid for the shares. The participant may, however, elect under Section 83(b) of the Code to include as ordinary income in the year the shares are granted an amount equal to the excess of (i) the fair market value of the shares on the date of issuance, over (ii) the purchase price, if any, paid for the shares. If the Section 83(b) election is made, the participant will not realize any additional taxable income when the shares become vested. The participant will not realize ordinary income on the grant of a restricted stock unit award, (or a performance award under which shares of common stock are not issued on grant), but will realize ordinary income when the shares subject to the award are issued to the participant after they become vested. The amount of ordinary income will be equal to the excess of (i) the fair market value of the shares on the date they are issued over (ii) the purchase price, if any, paid for the award. Upon disposition of shares of common stock acquired under a restricted stock award, performance award or restricted stock unit award, the participant will realize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for the shares plus any amount realized as ordinary income upon grant (or vesting) of the shares.

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Company Tax Deduction. Atlantic generally will be entitled to a tax deduction in connection with an award under the 2018 Plan, subject to the provisions of Section 162(m) of the Code, in an amount equal to the ordinary income realized by a participant at the time the participant realizes such income (for example, on the exercise of a nonqualified stock option). Section 162(m) of the Code may limit the deductibility of compensation paid to the company’s chief executive officer and to each of the next three most highly compensated executive officers other than the company’s chief financial officer. Under Section 162(m) of the Code, the annual compensation paid to any of these executives will be deductible to the extent that it does not exceed $1,000,000 or if the compensation is “performance-based compensation” under Section 162(m) of the Code. Compensation attributable to stock options and SARs under the 2018 Plan should qualify as performance-based compensation if the awards are made by the Committee (provided the Committee is composed of “outside directors” (as defined in Section 162(m) of the Code)) and the exercise or grant price of the award is no less than the fair market value of our common stock on the date of grant. Compensation attributable to restricted stock awards, restricted stock unit awards and performance awards should qualify as performance-based compensation if (i) the compensation is approved by the Committee, (ii) the compensation is paid only upon the achievement of an objective performance goal established in writing by the Committee while the outcome is substantially uncertain, and (iii) the Committee certifies in writing prior to the payment of the compensation that the performance goal has been satisfied.

New Plan Benefits

Any future awards under the 2018 Plan will be made at the discretion of the Committee as described above. Consequently, Atlantic cannot determine at this time, with respect to any particular person or group, the number or value of the awards that will be granted in the future pursuant to the 2018 Plan.

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THE NASDAQ PROPOSAL

Background and Overview

Under the terms of the Acquisition Agreement, Atlantic is required to issue more than 20% of its issued and outstanding shares of common stock to the HF Group shareholder. Because of the issuance of in excess of 20% of the outstanding shares of common stock of Atlantic, we are required to obtain stockholder approval in order to comply with Nasdaq Listing Rules 5635(a) and (d).

Under Nasdaq Listing Rule 5635(a), stockholder approval is required prior to the issuance of securities in connection with the acquisition of another company if such securities are not issued in a public offering and (A) such securities have, or will have upon issuance, voting power equal to or in excess of 20% of the voting power outstanding before the issuance of common stock (or securities convertible into or exercisable for common stock); or (B) the number of shares of common stock to be issued is or will be equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the stock or securities.

Under Nasdaq Listing Rule 5635(d), stockholder approval is required for a transaction other than a public offering involving the sale, issuance or potential issuance by an issuer of common stock (or securities convertible into or exercisable for common stock) at a price that is less than the greater of book or market value of the stock if the number of shares of common stock to be issued is or may be equal to 20% or more of the common stock, or 20% or more of the voting power, outstanding before the issuance.

Effect of Proposal on Current Stockholders

If the Nasdaq Proposal is adopted, Atlantic would issue shares representing more than 20% of its outstanding common stock in connection with the Business Combination. The issuance of such shares would result in significant dilution to the Atlantic stockholders and would afford such stockholders a smaller percentage interest in the voting power, liquidation value and aggregate book value of Atlantic.

If the Nasdaq Proposal is not approved and we consummate the Business Combination on its current terms, Atlantic would be in violation of Nasdaq Listing Rule 5635(a) and potentially Nasdaq Listing Rule 5635(d), which could result in the delisting of our securities from the Nasdaq Capital Market. In addition, it is a condition to the obligations of HF Group to close the Business Combination that Atlantic’s common stock remain listed on the Nasdaq Capital Market. As a result, if the Nasdaq Proposal is not adopted, the Business Combination will not be completed.

Required Vote

Approval of the Nasdaq Proposal requires the affirmative vote of the holders of a majority of the shares of Atlantic common stock represented in person or by proxy at the special meeting of Atlantic stockholders and entitled to vote thereon. Adoption of the Nasdaq Proposal is conditioned upon the adoption of the Equity Incentive Plan Proposal.

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Board Recommendation

The board of directors recommends a vote “FOR” adoption of the Nasdaq Proposal.

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THE BUSINESS COMBINATION ADJOURNMENT PROPOSAL

Purpose of the Business Combination Adjournment Proposal

In the event there are not sufficient votes for, or otherwise in connection with, the adoption of the Acquisition Agreement and the transactions contemplated thereby, the Atlantic board of directors may adjourn the special meeting to a later date, or dates, if necessary, to permit further solicitation of proxies. In no event will Atlantic seek adjournment which would result in soliciting of proxies, having a shareholder vote, or otherwise consummating a business combination after the date that is 18 months from the closing of the IPO, or February 14, 2019, or after the date that is 24 months from the closing of the IPO, or August 14, 2019, if we extend the period of time to consummate a business combination.

Required Vote

Approval of the Business Combination Adjournment Proposal requires the affirmative vote of the holders of a majority of the Atlantic common stock as of the record date represented in person or by proxy at the special meeting of Atlantic shareholders and entitled to vote thereon. Adoption of the Business Combination Adjournment Proposal is not conditioned upon the adoption of any of the other proposals.

Board Recommendation

The board of directors recommends a vote “FOR” adoption of the Business Combination Adjournment Proposal.

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SELECTED HISTORICAL CONSOLIDATED FINANCIAL AND OPERATING DATA OF Hf group Holding Corporation

The following table sets forth selected historical financial information derived from HF Group’s unaudited condensed consolidated financial statements for the three months ended March 31, 2018 and 2017, and audited consolidated financial statements for the years ended December 31, 2017 and 2016, which are included elsewhere in this proxy statement.

The information is only a summary and should be read in conjunction with HF Group’s consolidated financial statements and related notes, and “HF Group’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained elsewhere herein. The historical results included below and elsewhere in this proxy statement are not indicative of the future performance of HF Group or Atlantic.

	For the Three Months Ended March 31,		For the Years Ended December 31,
	2018	2017	2017	2016

Net revenue	74,580,771	71,712,114	295,549,980	279,500,235
Cost of sales	62,476,705	61,412,863	251,615,013	243,193,112
Gross profit	12,104,066	10,299,251	43,934,967	36,307,123
Distribution, selling and administrative expenses	10,072,612	7,504,532	32,924,877	30,578,840
Income from operations	2,031,454	2,794,719	11,010,090	5,728,283
Interest income	6,875	—	21,105	1,634
Interest expenses and bank charges	(405,563)	(306,099)	(1,339,897)	(1,076,088)
Other income	257,190	89,685	1,010,038	369,379
Income before income tax provision	1,889,956	2,578,305	10,701,336	5,023,208
Provision for income taxes	503,481	83,356	623,266	191,922
Net income	1,386,475	2,494,949	10,078,070	4,831,286
Less: net income attributable to noncontrolling interest	38,525	86,301	431,999	116,122
Net income attributable to HF Group Holding Corporation	$1,347,950	$2,408,648	$9,646,071	$4,715,164

Cash Flow Data:
Net cash provided by (used in) operating activities	$3,598,867	$(975,533)	$15,286,862	$4,554,280
Net cash provided by (used in) investing activities	$(2,456,093)	$1,775,118	$(5,468,604)	$(429,125)
Net cash used in financing activities	$(1,364,529)	$(1,525,923)	$(9,688,359)	$(2,458,592)

	March 31,		December 31,
Balance Sheet Data:	2018	2017	2017	2016
Cash	$5,864,289	$5,229,809	$6,086,044	$5,956,145
Total assets	$79,815,826	$72,871,339	$80,657,900	$72,616,118
Total liabilities	$51,801,239	$47,263,073	$53,759,788	$48,257,898
Total shareholders’ equity	$28,014,587	$25,608,266	$26,898,112	$24,358,220

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SELECTED UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Atlantic is providing the following unaudited pro forma condensed combined financial information to aid you in your analysis of the financial aspects of the transactions.

The following unaudited pro forma condensed combined balance sheet as of March 31, 2018 combines the unaudited historical consolidated balance sheet of Atlantic as of March 31, 2018 with the unaudited historical consolidated balance sheet of HF Group as of March 31, 2018, giving effect to the transactions as if they had been consummated as of that date.

The following unaudited pro forma condensed combined income statement for the three months ended March 31, 2018 combines the unaudited historical statement of operations of Atlantic for three months ended March 31, 2018 with the unaudited historical consolidated statement of operations of HF Group for the three months ended March 31, 2018, giving effect to the transactions as if they had been consummated as of January 1, 2017.

The following unaudited pro forma condensed combined income statement for the year ended December 31, 2017 combines the audited historical statement of operations of Atlantic for year ended December 31, 2017 with the audited historical consolidated statement of operations of HF Group for the year ended December 31, 2017, giving effect to the transactions as if they had been consummated as of January 1, 2017.

The historical financial information has been adjusted to give effect to pro forma events that are related and/or directly attributable to the transactions, are factually supportable and are expected to have a continuing impact on the combined results. The adjustments presented on the unaudited pro forma condensed combined financial statements have been identified and presented to provide relevant information necessary for an accurate understanding of the combined company upon consummation of the transactions.

The historical financial information of HF Group was derived from the unaudited consolidated financial statements of HF Group for the three months ended March 31, 2018, and the audited consolidated financial statements of HF Group for the year ended December 31, 2017 included elsewhere in this proxy statement. The historical financial information of Atlantic was derived from the unaudited consolidated financial statements of Atlantic for the three months ended March 31, 2018 and the audited financial statements of Atlantic for the year ended December 31, 2017 included elsewhere in this proxy statement. This information should be read together with HF Group’s and Atlantic’ audited financial statements and related notes, “HF Group Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Other Information Related to Atlantic — Atlantic’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” and other financial information included elsewhere in this proxy statement.

The unaudited pro forma condensed combined financial information is for illustrative purposes only. The financial results may have been different had the companies always been combined. You should not rely on the unaudited pro forma condensed combined financial information as being indicative of the historical results that would have been achieved had the companies always been combined or the future results that the combined company will experience. Atlantic and HF Group have not had any historical relationship prior to the transactions. Accordingly, no pro forma adjustments were required to eliminate activities between the companies.

The transactions will be accounted for as a “reverse merger” and recapitalization at the date of the consummation of the transaction since the shareholders of HF Group will own at least 75.9% of the outstanding common shares of Atlantic immediately following the completion of the transactions (assuming no holder of Atlantic common stock seeks conversion rights) and HF Group’s operations will be the operations of Atlantic following the transactions. Accordingly, HF Group will be deemed to be the accounting acquirer in the transaction and, consequently, the transaction is treated as a recapitalization of HF Group. As a result, the assets and liabilities and the historical operations that will be reflected in the Atlantic financial statements after consummation of the transactions will be those of HF Group and will be recorded at the historical cost basis of HF Group. Atlantic’s assets, liabilities and results of operations will be consolidated with the assets, liabilities and results of operations of HF Group upon consummation of the transactions.

	Atlantic Acquisition Corp. Historical	HF Group Holding Corporation Historical	(1) Pro Forma Unaudited, Combined Assuming Maximum Conversion	(2) Pro Forma Unaudited, Combined Assuming No Conversion
Three Months ended March 31, 2018
Net revenue	$—	$74,580,771	$74,580,771	$74,580,771
Gross profit	$—	$12,104,066	$12,104,066	$12,104,066
Net (Loss) income attributable to common stock holders	$(118,230)	$1,347,950	$1,229,720	$1,328,779
Net (loss) income per share - basic and diluted	$(0.06)	13.48	$0.05	$0.05
Equivalent pro forma earnings per share of HF Group – basic and diluted (1)			$10.96	$10.10

Year ended December 31, 2017
Net revenue	$—	$295,549,980	$295,549,980	$295,549,980
Gross profit	$—	$43,934,967	$43,934,967	$43,934,967
Net (Loss) income attributable to common stock holders	$(75,729)	$9,646,071	$9,570,342	$9,700,985
Net (loss) income per share - basic and diluted	$(0.06)	96.46	$0.43	$0.37
Equivalent pro forma earnings per share of HF Group – basic and diluted (1)			$85.32	$73.72

As of March 31, 2018
Cash	$444,634	$5,864,289	$10,355,753	$50,120,928
Total assets	$45,922,722	$79,815,826	$84,367,123	$124,132,298
Total liabilities	$1,157,546	$51,801,239	$51,852,535	$51,852,535
Total shareholders’ equity	$5,000,001	$28,014,587	$32,514,588	$72,279,763

(1)	Equivalent pro forma net earnings per share of HF Group was calculated by multiplying the share exchange ratio between Atlantic and HF Group (approximately 200/1=19,969,833/100,000) by pro forma income per share.

See pro forma condensed combined financial statements and related notes in “Unaudited Pro Forma Condensed Combined Financial Statements” included elsewhere in this proxy statement.

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COMPARATIVE PER SHARE DATA

The following table sets forth the per share data of Atlantic for the three months ended March 31, 2018 and the year ended December 31, 2017 on a stand-alone basis, and the unaudited pro forma combined per share ownership information of Atlantic and HF Group after giving effect to the transactions.

The unaudited pro forma condensed combined financial statements have been prepared using assumptions with two different levels of redemptions of Atlantic’s shares of common stock. Assumption (1): The shareholders of maximum shares of 3,876,047 of Atlantic’s public shares will elect to convert their shares into cash as permitted by Atlantic’s amended and restated certificate of incorporation. The HF Group shareholders will own approximately 89.0% of Atlantic’s shares to be outstanding immediately after the transactions, and Atlantic’ shareholders will own approximately 11.0% of Atlantic’s outstanding shares. Assumption (2): no shareholders will elect to convert their shares into cash. The HF Group shareholders will own approximately 75.9% of Atlantic’s shares to be outstanding immediately after the transactions, and the Atlantic’ s shareholders will own approximately 24.1% of Atlantic’s outstanding shares.

This information is only a summary and should be read together with the selected historical financial information summary included elsewhere in this proxy statement, and the historical financial statements of Atlantic and HF Group and related notes that are included elsewhere in this proxy statement. The unaudited Atlantic and HF Group’s pro forma combined per share information is derived from, and should be read in conjunction with, the unaudited pro forma condensed combined financial statements and related notes included elsewhere in this proxy statement.

The unaudited pro forma combined earnings per share information below does not purport to represent the earnings per share which would have occurred had the companies been combined during the periods presented, nor earnings per share for any future date or period. The unaudited pro forma combined book value per share information below does not purport to represent what the value of Atlantic and HF Group would have been had the companies been combined during the period presented.

	Atlantic Acquisition Corp. Historical	HF Group Holding Corporation Historical	(1) Pro Forma Unaudited, Combined Assuming Maximum Conversion	(2) Pro Forma Unaudited, Combined Assuming No Conversion

Three Months ended March 31, 2018
Net (Loss) income attributable to common stock holders	$(118,230)	$1,347,950	$1,229,720	$1,328,779
Weighted Average Shares Outstanding — Basic and Diluted	1,996,450	100,000	22,442,908	26,318,955
(Loss) Income or Pro Forma Earnings Per Share – Basic and Diluted	$(0.06)	13.48	$0.05	$0.05
Equivalent pro forma earnings per share of HF Group – basic and diluted (1)			$10.96	$10.10

Year ended December 31, 2017
Net (Loss) income attributable to common stock holders	$(75,729)	$9,646,071	$9,570,342	$9,700,985
Weighted Average Shares Outstanding — Basic and Diluted	1,368,301	100,000	22,434,295	26,318,955
(Loss) Income or Pro Forma Earnings Per Share – Basic and Diluted	$(0.06)	$96.46	$0.43	$0.37
Equivalent Pro Forma Earnings Per Share of HF Group – Basic and Diluted (1)			$85.32	$73.72

As of March 31, 2018
Shares Outstanding as of March 31, 2018	1,996,450	100,000	22,442,908	26,318,955
Book Value Per Share or Pro Forma Book Value Per Share (2)	$2.50	$269.75	$1.45	$2.75
Equivalent Pro Forma Book Value Per Share of HF Group as of March 31, 2018(2) (3)			$289.76	$549.26

(1)	Equivalent pro forma net earnings per share of HF Group was calculated by multiplying the share exchange ratio between Atlantic and HF Group (approximately 200/1) by pro forma income per share.

(2)	The equity of noncontrolling interest was excluded from the calculation of book value per share related to HF Group Holding Corporation and pro forma book value per share after merger because it was not attributable to the common stockholders of HF Group Holding Corporation before the business combination and will not be attributable to HF Foods Group Inc. (formerly Atlantic Acquisition Corp.) after the business combination, but will be attributable to the minority shareholders of one of the Group’s subsidiaries.

(3)	Equivalent pro forma book value per share of HF Group was calculated by multiplying the share exchange ratio between Atlantic and HF Group (approximately 200/1) by pro forma book value per share.

See pro forma condensed combined financial statements and related notes in “Unaudited Pro Forma Condensed Combined Financial Statements” included elsewhere in this proxy statement.

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UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Atlantic is providing the following unaudited pro forma condensed combined financial information to aid you in your analysis of the financial aspects of the transactions.

The following unaudited pro forma condensed combined balance sheet as of March 31, 2018 combines the unaudited historical consolidated balance sheet of Atlantic as of March 31, 2018 with the unaudited historical consolidated balance sheet of HF Group as of March 31, 2018, giving effect to the transactions as if they had been consummated as of that date.

The following unaudited pro forma condensed combined income statement for the three months ended March 31, 2018 combines the unaudited historical statement of operations of Atlantic for three months ended March 31, 2018 with the unaudited historical consolidated statement of operations of HF Group for the three months ended March 31, 2018, giving effect to the transactions as if they had been consummated as of January 1, 2017.

The following unaudited pro forma condensed combined income statement for the year ended December 31, 2017 combines the audited historical statement of operations of Atlantic for year ended December 31, 2017 with the audited historical consolidated statement of operations of HF Group for the year ended December 31, 2017, giving effect to the transactions as if they had been consummated as of January 1, 2017.

The historical financial information has been adjusted to give effect to pro forma events that are related and/or directly attributable to the transactions, are factually supportable and are expected to have a continuing impact on the combined results. The adjustments presented on the unaudited pro forma condensed combined financial statements have been identified and presented to provide relevant information necessary for an accurate understanding of the combined company upon consummation of the transactions.

The historical financial information of HF Group was derived from the unaudited consolidated financial statements of HF Group for the three months ended March 31, 2018, and the audited consolidated financial statements of HF Group for the year ended December 31, 2017 included elsewhere in this proxy statement. The historical financial information of Atlantic was derived from the unaudited consolidated financial statements of Atlantic for the three months ended March 31, 2018 and the audited financial statements of Atlantic for the year ended December 31, 2017 included elsewhere in this proxy statement. This information should be read together with HF Group’s and Atlantic’ audited financial statements and related notes, “HF Group Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Other Information Related to Atlantic — Atlantic’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” and other financial information included elsewhere in this proxy statement.

The unaudited pro forma condensed combined financial information is for illustrative purposes only. The financial results may have been different had the companies always been combined. You should not rely on the unaudited pro forma condensed combined financial information as being indicative of the historical results that would have been achieved had the companies always been combined or the future results that the combined company will experience. Atlantic and HF Group have not had any historical relationship prior to the transactions. Accordingly, no pro forma adjustments were required to eliminate activities between the companies.

The transactions will be accounted for as a “reverse merger” and recapitalization at the date of the consummation of the transaction since the shareholders of HF Group will own at least 75.9% of the outstanding shares of common stock of Atlantic immediately following the completion of the transactions (assuming no holder of Atlantic common stock seeks conversion rights) and HF Group’s operations will be the operations of Atlantic following the transactions. Accordingly, HF Group will be deemed to be the accounting acquirer in the transaction and, consequently, the transaction is treated as a recapitalization of HF Group. As a result, the assets and liabilities and the historical operations that will be reflected in the Atlantic financial statements after consummation of the transactions will be those of HF Group and will be recorded at the historical cost basis of HF Group. Atlantic’s assets, liabilities and results of operations will be consolidated with the assets, liabilities and results of operations of HF Group upon consummation of the transactions.

65

HF Foods Group Inc.

(formerly Atlantic Acquisition Corp.)

Pro Forma Condensed Combined Balance Sheet

As of March 31, 2018

(Unaudited)

	Atlantic Acquisition Corp. Historical Audited	HF Group Holding Corporation Historical Audited	Adjustment for Merger Assuming Conversion		(1) Pro Forma Assuming Conversion	Adjustment for Merger Assuming No Conversion		(2) Pro Forma Assuming No Conversion
ASSET
Current assets:
Cash	$444,634	$5,864,289	$45,418,255	(a)	$10,355,753	$45,418,255	(a)	$50,120,928
			(39,765,175	)(b)		(1,106,250	)(f)
			(1,106,250	)(f)		(500,000	)(g)
			(500,000	)(g)
Accounts receivable, net	—	15,373,300	—		15,373,300	—		15,373,300
Accounts receivable - related parties, net	—	1,535,647	—		1,535,647	—		1,535,647
Inventories, net	—	22,411,921	—		22,411,921	—		22,411,921
Advances to suppliers, net	—	495,118	—		495,118	—		495,118
Advances to suppliers - related parties, net	—	2,377,471	—		2,377,471	—		2,377,471
Other current assets	59,833	383,671	—		443,504	—		443,504
Total current assets	504,467	48,441,417	4,046,830		52,992,714	43,812,005		92,757,889
Property and equipment, net	—	22,563,065	—		22,563,065	—		22,563,065
Long-term notes receivables	—	2,112,477	—		2,112,477	—		2,112,477
Long-term notes receivables - related parties	—	6,618,472	—		6,618,472	—		6,618,472
Other long-term assets	—	80,395	—		80,395	—		80,395
Cash and investments held in trust account	45,418,255	—	(45,418,255	)(a)	—	(45,418,255	)(a)	—
Total assets	$45,922,722	$79,815,826	$(41,371,425)		$84,367,123	$(1,606,250)		$124,132,298

LIABILITIES AND STOCKHOLDER’S EQUITY
Current liabilities:
Lines of credit	$—	$11,194,146	$—		$11,194,146	$—		$11,194,146
Accounts payable	30,034	18,504,323			18,534,357			18,534,357
Accounts payable - related parties	—	3,158,647	—		3,158,647	—		3,158,647
Advance from customers	—	42,221	—		42,221	—		42,221
Advance from customers - related parties	—	154,143	—		154,143	—		154,143
Current portion of long-term debt, net	—	1,330,746	—		1,330,746	—		1,330,746
Current portion of obligations under capital leases	—	434,003	—		434,003	—		434,003
Income tax payable	—	1,019,293	—		1,019,293	—		1,019,293
Shareholder distribution payable	—	958,174	—		958,174	—		958,174
Deferred underwriting compensation	1,106,250	—	(1,106,250	)(f)	—	(1,106,250	)(f)	—
Accrued expense and other current liabilities	21,262	515,937	—		537,199	—		537,199
Total current liabilities	1,157,546	37,311,633	(1,106,250)		37,362,929	(1,106,250)		37,362,929
Long-term debt	—	14,041,019	—		14,041,019	—		14,041,019
Obligations under capital leases, non-current	—	15,771	—		15,771	—		15,771
Deferred tax liabilities	—	432,816	—		432,816	—		432,816
Total liabilities	1,157,546	51,801,239	(1,106,250)		51,852,535	(1,106,250)		51,852,535

Commitments and contingencies
Redeemable common stock	39,765,175	—	(39,765,175	)(b)	—	(39,765,175	)(b)	—
Stockholder’s equity
Preferred Stock	—	—	—		—	—		—
Common stock	200	—	1,997	(d)	2,244	388	(b)	2,632
			48	(e)		1,997	(d)
						48	(e)
Additional paid-in capital	4,964,758	21,551,700	35,043	(c)	26,049,457	39,764,787	(b)	65,814,244
			(1,997	)(d)		35,043	(c)
			(48	)(e)		(1,997	)(d)
			(500,000	)(g)		(48	)(e)
						(500,000	)(g)
Retained earnings	35,043	5,423,074	(35,043	)(c)	5,423,074	(35,043	)(c)	5,423,074
Noncontrolling interest	—	1,039,813	—		1,039,813	—		1,039,813
Total stockholders’ equity	5,000,001	28,014,587	(500,000)		32,514,588	39,265,175		72,279,763
Total liabilities and stockholder’s equity	$45,922,722	$79,815,826	$(41,371,425)		$84,367,123	$(1,606,250)		$124,132,298

Shares Outstanding as of March 31, 2018	1,996,450	100,000			22,442,908			26,318,955
Book Value Per Share or Pro Forma Book Value Per Share as of March 31, 2018(1)	$2.50	$269.75			$1.45			$2.75
Equivalent Pro Forma Book Value Per Share of HF Group as of March 31, 2018(2)					$289.76			$549.26

(1)	The equity of noncontrolling interest was excluded from the calculation of book value per share related to HF Group Holding Corporation and pro forma book value per share after merger because it was not attributable to the common stockholders of HF Group Holding Corporation before the business combination and will not be attributable to HF Foods Group Inc. (formerly Atlantic Acquisition Corp.) after the business combination, but will be attributable to the minority shareholders of one of the Group’s subsidiaries.

(2)	Equivalent pro forma book value per share of HF Group was calculated by multiplying the share exchange ratio between Atlantic and HF Group (approximately 200/1) by pro forma book value per share.

See notes to unaudited pro forma condensed combined financial statements

66

HF Foods Group Inc.

(formerly Atlantic Acquisition Corp.)

Pro Forma Condensed Combined Income Statement

For the Three Months ended March 31, 2018

(Unaudited)

	Atlantic	HF Group		(1)			(2)
	Acquisition Corp.	Holding Corporation	Adjustment for	Pro Forma	Adjustment for		Pro Forma
	Historical	Historical	Merger Assuming	Combined	Merger Assuming		Combined
	Audited	Audited	Maximum Conversion	Conversion	No Conversion		No Conversion

Net revenue - third parties	$—	$69,875,910	$—	$69,875,910	$—		$69,875,910
Net revenue - related parties	—	4,704,861	—	4,704,861	—		4,704,861
Total net revenue	—	74,580,771	—	74,580,771	—		74,580,771
Cost of revenue	—	62,476,705	—	62,476,705	—		62,476,705
Gross profit	—	12,104,066	—	12,104,066	—		12,104,066
Distribution, selling and administrative expenses	153,521	10,072,612	—	10,226,133	—		10,226,133
Income from operations	(153,521)	2,031,454	—	1,877,933	—		1,877,933
Interest income	134,350	6,875	—	141,225	—		141,225
Interest expenses and bank charges	—	(405,563)	—	(405,563)	—		(405,563)
Other income	—	257,190	—	257,190	—		257,190
Income before income tax provision	(19,171)	1,889,956	—	1,870,785	—		1,870,785
Income tax provision	—	503,481	—	503,481	—		503,481
Net income	$(19,171)	$1,386,475	$—	$1,367,304	$—		$1,367,304
Less: income attributable to common stock subject to redemption	99,059	—	—	99,059	(99,059	)(h)	—
Less: net income attributable to noncontrolling interest	—	38,525	—	38,525	—		38,525
Net income (loss) attributable to common stockholders	$(118,230)	$1,347,950	$—	$1,229,720	$99,059		$1,328,779
Weighted Average Shares Outstanding — Basic and Diluted	1,996,450	100,000		22,442,908			26,318,955
(Loss) Income or Pro Forma Earnings Per Share – Basic and Diluted	$(0.06)	$13.48		$0.05			$0.05
Equivalent Pro Forma Earnings Per Share of HF Group – Basic and Diluted (1)				$10.96			$10.10

(1)	Equivalent pro forma net earnings per share of HF Group was calculated by multiplying the share exchange ratio between Atlantic and HF Group (approximately 200/1) by pro forma income per share.

67

HF Foods Group Inc.

(formerly Atlantic Acquisition Corp.)

Pro Forma Condensed Combined Income Statement

For the Year ended December 31, 2017

(Unaudited)

	Atlantic	HF Group		(1)			(2)
	Acquisition Corp.	Holdings Corporation	Adjustment for	Pro Forma Unaudited,	Adjustment for		Pro Forma Unaudited,
	Historical	Historical	Merger Assuming	Combined Assuming	Merger Assuming		Combined Assuming
	Audited	Audited	Maximum Conversion	Maximum Conversion	No Conversion		No Conversion
Net revenue - third parties	$—	$277,100,116	$—	$277,100,116	$—		$277,100,116
Net revenue - related parties	—	18,449,864	—	18,449,864	—		18,449,864
Total net revenue	—	295,549,980	—	295,549,980	—		295,549,980
Cost of revenue	—	251,615,013	—	251,615,013	—		251,615,013
Gross profit	—	43,934,967	—	43,934,967	—		43,934,967
Distribution, selling and administrative expenses	128,271	32,924,877	—	33,053,148	—		33,053,148
Income from operations	(128,271)	11,010,090	—	10,881,819	—		10,881,819
Interest income	183,185	21,105	—	204,290	—		204,290
Interest expenses and bank charges	—	(1,339,897)	—	(1,339,897)	—		(1,339,897)
Other income	—	1,010,038	—	1,010,038	—		1,010,038
Income before income tax provision	54,914	10,701,336	—	10,756,250	—		10,756,250
Income tax provision	—	623,266	—	623,266	—		623,266
Net income	$54,914	$10,078,070	$—	$10,132,984	$—		$10,132,984
Less: income attributable to common stock subject to redemption	130,643	—	—	130,643	(130,643	)(h)	—
Less: net income attributable to noncontrolling interest	—	431,999	—	431,999	—		431,999
Net income (loss) attributable to common stockholders	$(75,729)	$9,646,071	$—	$9,570,342	$130,643		$9,700,985
Weighted Average Shares Outstanding — Basic and Diluted	1,368,301	100,000		22,434,295			26,318,955
(Loss) Income or Pro Forma Earnings Per Share – Basic and Diluted	$(0.06)	$96.46		$0.43			$0.37
Equivalent Pro Forma Earnings Per Share of HF Group – Basic and Diluted (1)				$85.32			$73.72

(1)	Equivalent pro forma net earnings per share of HF Group was calculated by multiplying the share exchange ratio between Atlantic and HF Group (approximately 200/1) by pro forma income per share.

See notes to unaudited pro forma condensed combined financial statements

68

NOTES TO UNAUDITED PRO FORMA

CONDENSED COMBINED FINANCIAL INFORMATION

1.        Description of Transaction

On March 28, 2018, Atlantic, HF Group Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of Atlantic, or “Merger Sub,” HF Group Holding Corporation, a North Carolina corporation, or “HF Group,” the stockholders of HF Group, and Zhou Min Ni, as representative of the stockholders, entered into the Acquisition Agreement, pursuant to which Merger Sub will merge into HF Group resulting in HF Group becoming a wholly owned subsidiary of Atlantic. See “The Acquisition Agreement — Business Combination with HF Group; Business Combination Consideration” for more detailed information. The merger consideration consists of 19,969,833 shares of Atlantic common stock. Upon consummation of the Business Combination, HF Group will be a wholly owned subsidiary of Atlantic.

The unaudited pro forma condensed combined financial statements have been prepared using assumptions with two different levels of redemptions of Atlantic’s shares of common stock. Assumption (1): The shareholders of maximum shares of 3,876,047 and 3,884,660 of Atlantic’s public shares will elect to convert their shares into cash as permitted by Atlantic’s amended and restated certificate of incorporation at March 31, 2018 and December 31, 2017, respectively. The HF Group shareholders will own approximately 89.0% of Atlantic’s shares to be outstanding immediately after the transactions, and the Atlantic’s shareholders will own approximately 11.0% of Atlantic’s outstanding shares. Assumption (2): no shareholders will elect to convert their shares into cash. The HF Group shareholders will own approximately 75.9% of Atlantic’s shares to be outstanding immediately after the transactions, and the Atlantic’s shareholders will own approximately 24.1% of Atlantic’s outstanding shares.

2.        Unaudited Pro Forma Condensed Combined Balance Sheet Adjustments

(a) Release of $45,418,255 of the proceeds held in the trust account to pay for the acquisition or the share conversion into cash.

(b) Conversion of 3,876,047 shares into cash under assumption (1), and reclassification of the balance of common stock subject to possible conversion to common stock and additional paid-in capital, under assumption (2).

(c) Reclassification of Atlantic’ accumulated deficit to additional paid-in capital.

(d) Issuance of the stock consideration of 19,969,833 shares.

(e) Conversion of outstanding 4,766,250 rights to 476,625 shares.

(f) Payment of deferred underwriting fees of $1,106,250.

(g) The effects of an estimated $0.5 million of incremental transaction costs associated with the merger.

(h) The adjustment for income attributable to common stock subject to redemption under the assumption (2).

3.        Reconciliation of Pro Forma Adjusted EBITDA

	Atlantic	HF Group	(1)	(2)
	Acquisition Corp.	Holdings Corporation	Pro Forma	Pro Forma
	Historical	Historical	Combined	Combined
	Audited	Audited	Conversion	No Conversion
For the three Months ended March 31, 2018
Net income	$(19,171)	$1,386,475	$1,367,304	$1,367,304
Interests expenses	—	405,563	405,563	405,563
Income tax provision	—	503,481	503,481	503,481
Depreciation and Amortization	—	496,095	496,095	496,095
Adjusted EBITDA	$(19,171)	$2,791,614	$2,772,443	$2,772,443
For the Year ended December 31, 2017
Net income	$54,914	$10,078,070	$10,132,984	$10,132,984
Interests expenses	—	1,268,953	1,268,953	1,268,953
Income tax provision	—	623,266	623,266	623,266
Depreciation and Amortization	—	2,004,374	2,004,374	2,004,374
Adjusted EBITDA	$54,914	$13,974,663	$14,029,577	$14,029,577

For additional information on Adjusted EBITDA, see the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of HF Group Holding Corporation — Adjusted EBITDA,” beginning on page 82.

69

HF GROUP HOLDING CORPORATion’S BUSINESS

Overview

HF Group Holding Corporation, acting through its subsidiaries (sometimes referred to in this proxy statement as “HF Group” or the “Group”), is a foodservice distributor operated by Chinese Americans,  providing Chinese restaurants, primarily Chinese takeout restaurants located in the southeastern United States, with good quality food and supplies at competitive prices. Since its inception in 1997, fueled by increasing demand in the Chinese foods market segment, which HF Group’s management believes is highly fragmented with unsophisticated competitors and has natural cultural barriers, HF Group has grown its business and currently serves approximately 3,200 restaurant customers in ten states with its deep understanding of Chinese Culture and its good old-fashioned business know-how in Chinese community.

Chinese takeout restaurants are located in every corner of the US, including urban and suburban areas. They focus on serving Chinese cuisine mainly to non-Chinese Americans. HF Group’s management believes that, for the most part, these takeout restaurants are operated by individual families with very few workers, and over 80% of the restaurants it services are owned by Chinese Americans from Fuzhou (“Fuzhoueses”), the province capital of Fujian, China. The industry has been able to grow rapidly because it provides good food at low cost and in a convenient way. HF Group offers an array of specialty Chinese foods and supplies that are not widely available elsewhere. By becoming a one-stop-shopping location for its customers, HF Group has made it difficult for small competitors to enter this market. As a way to focus its efforts, HF Group concentrates on serving primarily the fast growing Chinese restaurants in the southeastern region of the United States. With natural cultural barriers, HF Group is able to maintain market position with its core customers and make it difficult for large competitors serving mainstream restaurants like Sysco and US Food Services from penetrating into this market segment easily.

In the past 20 years operation, HF Group has developed distribution channels throughout the southeastern United States. It has three distribution centers located in Greensboro, North Carolina, Ocala, Florida, and Atlanta Georgia. HF Group has spent years in developing its proprietary information system for its management of customer relationships and inventory management and it is able to sustain its growth partly because of this information system. HF Group also uses a call-center located in China, which allows the Group to serve its customers on a 24 hour basis in their native language, while lowering the administrative cost in the United States. Supported by technology, HF Group has been able to support its growing customer base and, at the same time, keep operating costs low. The utilization of private networks has linked the Greensboro headquarters with the other distribution centers as well as the outsourced call center in China. This communication system allows HF Group to communicate seamlessly both internally and externally with its customers.

HF Group was founded by Zhou Min Ni and his wife, Chan Sin Wong in 1997. They came to the United States from Fuzhou, the provincial capital of Fujian, China. Like many other Fuzhouese, they started by working in Chinese takeout restaurants. After gaining experience, they established their own takeout restaurants in North Carolina. From the experience of operating Chinese takeout restaurants, they realized there was a great potential in the business of providing supplies to takeout restaurants.

HF Group was founded in 1997 in Kernersville, North Carolina in a 3,000 square feet warehouse. In 2001, HF Group opened a warehouse in Florida to further expand its reach to the southeastern United States. In 2003, HF Group purchased a warehouse in Greensboro, North Carolina to support the growing demand of its customers. In June 2005, HF Group started to outsource its sales and customer services to a call center in China, which allows the Group to operate on a 24 hour basis and which provides a solid platform for expansion. In late 2005, HF Group opened one more warehouse in Atlanta, Georgia. HF Group acquired HD Food Service, a wholesaler operated in Winston Salem, North Carolina, in late 2008. The successful acquisition resulted in business expansion and sales growth.

HF Group is committed to provide its customers with a wide range of products at competitive prices. Since it was founded, HF Group has differentiated itself from its competitors with its distinctive product portfolio, supplier relationships, locations, and technology. The wide range of products sets HF Group apart from other mainstream competitors such as Sysco and US Foods, as many of the items HF offers are specific to the Chinese restaurant industry. More importantly, the relationship that HF Group has with its suppliers allows it to procure a large variety of products in volume at a low cost. HF Group also imports specialized items that would be difficult to procure domestically. With three warehouses, over one hundred trucks on the road daily, and the vast majority of its service routes are within 200 miles of its distribution centers, HF Group offers its customers prompt delivery of high quality products.

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HF Group believes that the following has resulted in its success:

●	HF Group offers a wide array of specialty products that are not widely provided by large distributors serving the mainstream market.

●	HF Group has a deep understanding of Chinese Culture and most of its employees can speak the native language of its customers.

●	HF Group outsources its sales and customer service to a call center located in China serving its customers in Chinese, which incurs lower administrative expenses and operates efficiently.

●	HF Group capitalizes on economies of scale, giving it strong negotiating power with suppliers.

●	HF Group has developed a sophisticated infrastructure with three distribution centers and a fleet of well-maintained trucks for prompt delivery.

●	With the self-developed proprietary information system, HF Group is able to manage its customer relationship and inventory efficiently and reduce operating expenses.

●	HF Group’s management has over 20 years of successful operational experience and a record of successful acquisitions.

HF Group plans to strategically consolidate its market segment by acquiring competitors, including other distributors and wholesalers, to expand its business into untapped regions around the United States and to eventually grow into a nationwide foodservice distributor. HF Group will continue to invest in its management technology system to further improve its operational efficiency, accuracy and customer satisfaction. HF Group will also explore value-added products such as semi-prepared products to help its customers upgrade their service.

HF Group’s net revenue for the three months ended March 31, 2018 was $74.6 million, an increase of $2.9 million, or 4.0%, from $71.7 million for three months ended March 31, 2017. Net income attributable to HF Group’s stockholders for the three months ended March 31, 2018 was $1.3 million, a decrease of $1.1 million, or 44.0%, from $2.4 million for the three months ended March 31, 2017. Adjusted EBITDA for the three months ended March 31, 2018 was $2.8 million, a decrease of $0.5 million, or 16.2%, from $3.3 million for the three months ended March 31, 2017. For additional information on Adjusted EBITDA, See the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of HF Group Holding Corporation — Adjusted EBITDA,” beginning on page 82.

HF Group’s net revenue for the year ended December 31, 2017 was $295.5 million, an increase of $16.0 million, or 5.7%, from $279.5 million for year ended  December 31, 2016. Net income attributable to HF Group’s stockholders for the year ended December 31, 2017 was $9.6 million, an increase of $4.9 million, or 104.6%, from $4.7 million for the year ended December 31, 2016. Adjusted EBITDA for the year ended December 31, 2017 was $14.0 million, an increase of $6.0 million, or 75.4%, from $8.0 million for the year ended December 31, 2016. For additional information on Adjusted EBITDA, See the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of HF Group Holding Corporation — Adjusted EBITDA,” beginning on page 82.

Industry and Market Analysis

HF Group distributes food and supplies to Chinese/Asian restaurants, primarily Chinese takeout restaurants that mainly serve non-Chinese Americans, which is a niche market segment of foodservice distribution industry. The foodservice industry in the U.S. is generally large and has a long history, with several large players such as Sysco Corporation, US Foods Holding Corp. and Performance Food Group Company, each serving a significant market share of the industry by offering a “broad line” of products and services, or carrying specific products for large chains. However, they do not generally serve Chinese restaurants.

Features of Chinese Takeout Restaurants

Primarily Serving Non-Chinese Americans -- There are tens of thousands of Chinese takeout restaurants spread across the U.S., which primarily serve non-Chinese American customers. Although the products they serve cater to the preferences of a wide American mainstream customers and are more simply prepared when compared with traditional well-served Chinese restaurant, they still maintain typical Chinese ingredients and cooking styles.

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Operated by Fuzhouese Individual Families – Over 80% of the Chinese takeout restaurants it services are operated and owned by individual families with very few (two or three) workers, which usually the first or second generation of Fuzhouese, Chinese American from Fuzhou, the province capital of Fujian, China. These takeout restaurants have very limited resources and appreciate value-added service to help them improve their operational efficiency. The owners and workers in the Chinese takeout restaurants usually speak Mandarin or the Fuzhou dialect, their regional dialect. Understanding the Chinese Culture and language is important for efficient communication with customers.

Close-held Chinese American Community --Second or third generation Chinese Americans living in the U.S. inherit their traditional cultural, and ethnic languages and prefer to do business with Chinese Americans as opposed to other ethnic groups if they have a choice.

Unique Cooking Style and Ingredients for Chinese Cuisines -- Chinese cuisine requires unique cooking styles such as steaming and wokking, and requires specialty ingredients and vegetables such as bitter melons, Chinese yams, vine spinach, Chinese cabbage and winter melon. They also use Chinese and Asian seasonings and spices including peanut oil, cooking wine, vinegar, dark soy source, black bean sauce, pepper oil and chilly oil. Most of the ingredients for Chinese cuisine are not widely available from mainstream U.S. suppliers.

Growth Potential

Growing Consumption Trend for Food Away from Home – According to National Restaurant Association, the percentage of Americans which prefer to have food away from home increased from 41.2% in 2014 to 43.8% in 2016. HF Group’s management believes the trend of consuming food away from home also represents a potential increase of demand for Chinese takeout restaurants.

More Recognition by Americans on Chinese Cuisines – With the growing influence of China’s economy and culture, more and more Americans are consuming Chinese cuisines. The management of HF Group has seen increasing demand for Chinese cuisine and believe it will bring expansion opportunities for Chinese restaurants, and thus the food distribution industry.

Current Industry Landscape and Opportunities

Natural Culture Barriers to Entry – Understanding Chinese cooking culture is important to run a Chinese restaurant and, therefore, most Chinese takeout restaurants are operated by Chinese Americans, especially Fuzhouneses. It is very difficult for mainstream food distributors to serve these restaurants because of cultural and language barriers.

Highly Fragmented Market Segment – The market is currently highly fragmented with many unsophisticated competitors and there is no recognized industry leader nationwide. Most participants are small players such as wholesalers, specialty import brokers, farmers markets, and local produce retailers without the support of sophisticated logistics infrastructure. HF Group believe they are now the only Chinese food distributor operating in the southeastern United States with a well-developed logistic infrastructure and experienced management team and the fragmented market gives HF Group the opportunity to consolidate the market and cement a dominant market position.

Infrastructure Barriers for New Entrants – The food distribution industry is an industry that requires large capital investment and resources to build a logistics infrastructure with warehouses and a fleet of trucks to cover its distribution network. In addition, larger suppliers have greater negotiating power with vendors and price advantages for customers.

Demand for Value-Added Services – The customers of HF Group are Chinese/Asian restaurants, primarily takeout restaurants. Usually, these restaurants are relatively small with only approximately 1,000 square feet and are operated by family members with very few workers. Most of them open seven days a week, twelve hours a day. These customers are price and quality sensitive and prefer large suppliers with scale economies providing competitive prices for products. Given the limited labor forces and resources of these restaurants, most desire to have more value-added services from the suppliers to help them to operate more efficiently.

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In sum, HF Group sees a great opportunity for market consolidation. We believe HF Group has advantages to address the current market imperfections and catch the wave to make a national leader in the niche market. With economics of scale, HF Group can provide high quality products at competitive prices in an efficient way.

Business Model

HF Group’s business model features an integrated structure with three distribution centers with 400,000 square feet of storage space, a fleet of 105 refrigerated vehicles for short-distance delivery, 12 tractors and 17 trailers for long-haul operations, and centralized inventory management and procurement, supported by an outsourced call center located in China for customer relationship management. HF Group offers a variety of high quality products at competitive prices to its customers. Customers can benefit from HF Group’s efficient supply chain to support them continue to grow.

HF Group offers one-stop service to Chinese restaurants with over 1,000 types of products, including fresh and frozen meats, Chinese specialty vegetables, sauces, and packaging materials for takeout restaurants. Chinese restaurants, especially small or takeout restaurants, can find almost all the products they need in HF Group’s product lists and it can help them to save their workload to manage their purchase of inventory. HF Group uses an outsourced call center in Fuzhou, China, with 24 hour availability for sales and marketing, order placement and post-sales service, which reduces its operating costs, and offers service in Mandarin and Fuzhou dialect, in addition to English.

With 20 years operations, HF Group has established a large supplier network and maintains long-term relationships with many major suppliers. The procurement team is led by Zhou Min Ni, CEO of the HF Group, who has a deep insight in the industry. The centralized procurement management system gives HF Group negotiating power given the large procurement quantities, improves the Group’s turnover of inventory and account payables, and reduces HF Group’s operating costs.

The graph below depicts HF Group’s business model:

HF Group’s Business Model

Products

HF Group offers a wide range of products with over 1,000 products for the Chinese/Asian restaurants, primarily Chinese takeout restaurants. Products range from perishable produce to takeout food packaging materials. To meet its customers’ demands, HF Group has a large variety and a complete line of products in its inventory. Eighty percent of sales volume currently consists of domestic goods such as frozen meat and vegetables, which are procured through large suppliers or directly from the producer. The remaining 20% are imported specialty products. HF Group provides full service one-stop-shop for the its customers in the southeastern United States by providing most of the products needed by its customers, from order placement to delivery and post-sales services. Services to customers are supported by physical facilities, vehicles, material handling equipment and techniques, and administrative and operating staffs.

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The products HF Group distributes include:

●	Meat and Poultry: HF Group provides its customers a variety of beef, pork, chicken and duck products with different brands to choose from, such as Smithfield, Teys Australia and Tyson.

●	Rice, Noodles and Skins: Rice is indispensable for Chinese cuisines and HF Group provides its customers with a wide variety of high quality rice and seasonings. Brands includes kikkoman, Ajinomoto, WY, Hunt’s, and other well-known brands. Noodles and spring rolls are not merely a principle food in the Chinese cuisines, but also can convey different meanings in different situations. In HF Group’s noodle & wrapper section, customers can find a complete selection of noodles and wrappers.

●	Vegetables: HF Group offers fresh, seasonal fruits and vegetables including celery, Chinese cabbage, and winter melon, which is widely used in Chinese cuisines.

●	Dry products: HF Group offers a variety of specialty sauces, oil, dried mushrooms, and dried beans.

●	Seafood: HF Group is committed to providing its customers with the freshest possible seafood. HF Group provides its customers with all sorts of seafood including lobster, shrimp, crab, scallops and flavorful fish such as tuna and Alaskan salmon with different brands to choose from, brands like Asian Star and Atlantic Bay.

●	Canned foods: HF Group offers preserved food and frozen or canned products such as preserved vegetables, bamboo shoots and water chestnut.

●	Frozen pastry: HF Group offer a wide selection of frozen food, from French fries to chicken nuggets, from apple sticks to cream cheese, and a large variety of specialty products for Chinese cuisine such as bun, dim sum, dumpling and sumai.

●	Packaging, disposable and utensils: HF Group offers a wide range of take-out accessories for customers, from bamboo chopsticks to takeout containers, plastic cups to and sushi combo boxes.

The following table set forth sales percentage by category for the year ended December 31, 2017:

Category	2017
Meat and Poultry	36.8%
Rice, Noodles and Skins	19.1%
Vegetables	18.3%
Dry products	10.1%
Packaging and Disposable	7.3%
Seafood	4.3%
Canned foods	1.8%
Frozen pastry	1.3%
Utensils	0.8%
100.0%

Customer Service

HF Group uses an outsourced call center located in China to manage it sales order, customer development, sales promotion and post-sales services. The outsourced call center is located in Fuzhou, the capital city of Fujian Province of China, with local employees speaking Mandarin, Fuzhounese and English. By offering the customer service in their native language, the sales persons can communicate smoothly and efficiently with HF Group’s customers and understand what the customers need. With cultural understanding and a common language, sales people can design a product portfolio for HF Group’s customers and use a precision marketing strategy to promote the Group’s products. The location of the outsourced call center controls costs by employing skilled sales persons at lower wages in China as compared with the U.S.

Currently, HF Group maintains its sales department, including decision making for sales strategies and supervision of sales performance by its key sales managers, in its headquarters in Greensboro, North Carolina. The sale managers work closely with the sales persons in China to ensure the Group’s sales strategies are exactly implemented. HF Group plans to further integrate  its operating model with the outsourced call center to expand its business and operate more efficiently.

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A proprietary information system is used to maintain the customers’ record, including location, size, contact information, purchasing history, preference, order and payment record. Customers can directly call the outsourced call center in China to inquire about products and place orders. Once orders are confirmed, electronic sales orders are generated by the information system and sent to the distribution center closest to the customer. Upon receipt of the sales orders, products are pulled from the shelves and moved to staging area at the loading docks. Daily at 2:00AM, products are loaded into delivery vehicles from the staging area in preparation for delivery. Products are delivered to customers within 2 days of the order. Customer analysis can be generated through the information system and guides the sales person to call back to the customer to follow up for product promotion and post-sales services.

HF Group offers a refund policy for non-satisfaction without penalty, which can’t be provided by many of its small competitors in the market segment. The Group provides a 100% satisfaction guarantee to its customer. When a shipment is made and the products are not to the standards of the customer, HF Group allows their customers to reject the order in whole or in part with no penalty within 24 hours. The non-penalty refund policy helps the Group earn the trust and loyalty of most of its customers.

Inventory Procurement

HF Group implemented a centralized inventory procurement under the lead of Zhou Min Ni, the HF Group’s CEO and other experienced managers. All the inventory procurement of all the distribution centers are summarized and sent to the procurement team in in Greensboro, North Carolina. Centralized procurement allows the Group to have negotiating power with its suppliers and to control procurement costs.

HF Group maintain a large supplier network through a vendor pool with carefully selection of suppliers to ensure the product quality, availability and competitive pricing. Eighty percent of sales volume currently consists of domestic goods such as frozen meat and vegetables, which are procured through large suppliers or directly from the producer. The remaining 20% are imported specialty products. The procurement team directly manages HF Group’s major vendors for large and frequent purchases and engages brokers for its smaller suppliers of specialty goods. Utilizing brokers allows HF Group to maintain lower costs due to the brokers’ volume.

The key procurement team members closely monitor the supply market for seasonal products such as vegetables and make procurement adjustments according to market conditions. In addition, they use dual-sourcing method for their suppliers and can negotiate lower prices for comparable products. For high volume sale products such as certain vegetables and meats, HF Group usually negotiates long term agreements with its suppliers to ensure stabile pricing and minimize risk due to market fluctuation.

Each distribution center reviews the inventory level in the information system on daily basis and submits purchase requests as needed to the procurement team at the headquarters. The procurement team in the headquarters also can make decisions based on an analysis of the inventory data in the system. Upon completion of the procurement of the products, the delivery schedule is based on the needs of each location. The lead-time for products is dependent on the product category and need. For perishable goods, products are usually delivered by suppliers within 72 hours of placing the order. Products that are ordered through import brokers have lead times of up to 7 days.

HF Group employs a large supplier network to ensure product availability and low pricing. These suppliers range from small importers of specialty goods to large produce and meat suppliers. Except for JBS USA LLC, which accounted for approximately 13.25% and 11.0% of HF Group’s aggregate purchase for the year ended December 31, 2017 and for the three months ended March 31, 2017, none of HF Group’s suppliers accounted for more than 10% of its aggregate purchases for the year ended December 31, 2017 and 2016, or for the three months ended March 31, 2018 and 2017.

Warehousing

HF Group uses its information system for warehouse management with daily inventory monitoring. The system allows the Group to manage its inventory in an efficient way. It optimizes the inventory level and turnover, reducing waste. And it helps save on labor costs to track and record the inventory.

Inventory levels are maintained based on the category of products. Perishable goods are kept at 7 days levels. This includes produce and frozen goods. Non-perishable goods are held in greater quantities of inventory based on the pricing of the market. Non-Perishable items are carefully monitored for pricing changes. As they have extended shelf life, there is an advantage to ordering larger quantities of stock. The inventory will, generally, turnover in just over three weeks, average for distributors of similar size. Maintaining this level of inventory allows HF Group to manage surge in demand.

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Products are stored throughout warehouses in the HF Group distribution centers. A routine inventory count is taken weekly to ensure stock quantity and replenishment needs. Forty percent of the inventory consists of fresh meats and produce; this inventory is counted daily and turns over on average in about 10 days. The other 60% consists of frozen and dry goods which are physically inventoried annually with top 50 items in volume with interim cycle counts every two weeks and average turnover of about 30 days. Perishable items are stored in freezers for a period of 7 to 15 days, depending on the shelf life. Non-perishable items are stored on racks until shelf life is reached or product is sold, whichever comes first. Products are broken down from their pallets and sold in their original packaging. Items stored in the warehouse are not removed from their original packaging. Each package is sold as one unit and priced accordingly.

Locations

HF Group currently has three distribution centers located in Greensboro, North Carolina, Ocala, Florida, and Atlanta, Georgia, with a total of of 400,000 square feet of storage, including refrigerated storage of 95,000 square feet. The distribution centers are located on the route of many of HF Group’s suppliers; delivery of each truckload can be made to each location with one large order. Each warehouse is equipped with multiple loading docks, allowing parallel methods of loading goods to the trucks during the start of each shift. Warehouse locations are also located in industrial regions, allowing large delivery trucks to enter without the need of acquiring permits.

It is important for HF Group to strategically place its warehouses within certain markets to maximize their market capture. HF Group currently strategically places its warehouses within markets that are not saturated and has limited competitors. This allows the Group to quickly penetrate the market and develop customer relationships that will assist in promotion of their products and services. Upon penetrating the market, HF Group will establish its warehouse into the regions to streamline its distribution network. This strategy is to improve the delivery routes and maximize the utilization of their delivery vehicles.

The table below summarizes the details of the three distribution centers:

Location	Total Size (Square Feet)	Size of Refrigerated Storage (Square Feet)	Year Established	Number of Truck

Greensboro, NC	170,000	45,000	2002	50
Ocala, FL	130,000	30,000	2008	35
Atlanta, GA	100,000	25,000	2006	20
Total:	400,000	100,000		105

Fleet Management

Currently HF Group currently owns a fleet of 105 refrigerated vehicles. Each vehicle is 24 feet long and has a 12,000 lb capacity. All vehicles are identical in make and model. This is essential, as the fleet can be maintained by a single set of mechanics and suppliers for commonality. These vehicles are maintained by an in-house mechanic and follow a strict maintenance schedule. Each vehicle has a 7-year life cycle of approximately 250,000 miles. Each vehicle is refueled daily upon return from their delivery route. When each delivery vehicle reaches its usable life, they will be retired and replaced with larger vehicles that are 30 feet long and have a capacity of 36,000 lbs. This change in vehicle is dictated by the growth of HF Group. The Group also operates a fleet of 12 tractors and 17 trailers for long-haul operations.

Promotion and Marketing

HF Group doesn’t advertise in the media or magazines. HF Group has found that it is more efficient to telemarket and having drivers promote the company on delivery. HF Group has its drivers visit the Chinese/Asian restaurants along their delivery route. The drivers are trained to market HF Group’s products to non-customers along their route. Telemarketing is conducted by sales persons from the outsourced call center in China.

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Competitive Strengths

HF Group believes they have the following competitive strengths that differentiate it from competitors in the niche industry sector of food service distribution to Chinese restaurants:

A Large Array of Products to Meet the Demands of Customers

HF Group offers over 1,000 products ranging from meats, vegetables and specialty products to packaging materials. Compared with the mainstream U.S. foodservice distributors, HF Group’s products are selected to meet the demand of Chinese restaurants. A large array of products allows Chinese restaurants to purchase from HF Group almost all of the products they need for operation, and receive one-stop service, which can help them run their business more efficiently with limited operation resources.

Cultural Understanding and Language Advantages

The majority of Chinese restaurants are owned and operated by Fuzhounese. By offering the customers service in their native language, the sales persons can communicate smoothly and efficiently with HF Group’s customers and understand what the customers need. With cultural understanding and a common language, sales people can design a product portfolio for HF Group’s customers and use a precision marketing strategy to promote the Group’s products. The location of the outsourced call center controls costs by employing skilled sales persons wat lower wages in China as compared with the U.S.

Outsourced Customer Call Center with Low Costs

HF Group uses an outsourced call center located in China to manage it sales order, customer development, sales promotion and post-sales services. The outsourced call center is located in Fuzhou, the capital city of Fujian Province of China, with local employees speaking Mandarin, Fuzhou dialect and English. By offering the customers service in their native language, the sales persons can communicate smoothly and efficiently with HF Group’s customers and understand what the customers need. With cultural understanding and a common language, sales people can design a product portfolio for HF Group’s customers and use a precision marketing strategy to promote the HF Group’s products. The location of the outsourced call center controls costs by employing skilled sales persons at lower wages in China as compared with the U.S.

Cost Efficiency with Economies of Scale

HF Group has developed its business around its three distribution centers in ten states in the southeastern United States. It covers over 3,200 Chinese restaurants and has annual sales of$295.5 million for the year ended December 31, 2017. HF Group believes it is the only Asian/Chinese food service distributor with a well-developed logistic infrastructure and experienced management team in the regions covered by its distribution network. Compared with small and local distributors, HF Group operates in a more cost-efficient way and earns economies of scale, which allows it to offer products with competitive prices to its customers.

Strong Negotiation Power with Vendors

With a large purchase volume and a centralized procurement management, HF Group has strong negotiating power with its vendors and is able to source high quality products at lower prices than many competitors. HF Group’s inventory procurement team is led by Mr. Zhou Min Ni, founder and Chief Executive Officer, who has 20 years of operational experience in the industry. With a developed inventory procurement system supported by strong negotiating power and an experienced management team, HF Group can offer its customers high quality products at competitive prices.

Developed Logistics Infrastructure

HF Group has developed a sophisticated infrastructure with three distribution centers of a total storage capacity of 400,000 square feet and a fleet of 105 refrigerated vehicles and 12 tractors and 17 trailers. Its distribution network covers ten states in the southeastern United States, including North Carolina, South Carolina, Georgia, Florida, Alabama, Virginia, West Virginia, Tennessee, Kentucky, and Mississippi. In conjunction with the development of its logistics infrastructure and business expansion, HF Group has also developed its proprietary information system to manage its customer relationships and inventory. The logistics infrastructure results in significant advantages for HF Group and results in a high entry barrier for potential competitors. In addition, it is difficult for HF Group’s competitors in the market, which are mostly smaller wholesalers, brokers and grocery stores, to compete with HF given HF Group’s economies of scale and developed logistics infrastructure.

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Proprietary Information System

IHF Group has developed its proprietary electronic information system for its customer relationship and inventory management. All customer information including preferences, purchase and payment history is recorded in the system and can be used to provide post-sales services and promotion. HF Group uses its system to daily monitor its inventory, which provides prompt management of inventory and important information to make operating decisions. The use of the electronic information system improves HF Group’s management efficiency and reduces operating costs and makes HF Group more competitive in its industry.

Experienced Management and Proven Growth

The key management and founders of HF Group include Mr. Zhou Min Ni, Chief Executive Officer and his wife Chan Sin Wong, President, who founded the business and grew it into a regional leader with three distribution centers serving over 3,200 Chinese restaurants in ten states in the southeastern United States. Besides the two founders, HF Group has also built a team with operational experience, financial expertise and IT knowledge to grow the company. With an experienced management team that has grown the business over the past 20 years, HF Group believes that it is ready to expand its business into other underserved regions through consolidation of small competitors.

Competition

The foodservice distribution industry is large and highly competitive. There are a few very large distributors serving the mainstream market after decades of developments. However, with natural cultural barriers, the mainstream foodservice distributors haven’t yet earned a significant market share for Chinese restaurants. The management of HF Group believes that the market participants in the niche market segment that HF Group is serving are highly fragmented and immature. With the continuing growth of demand for Chinese cuisine, this industry sector is has significant opportunity for consolidation.

The competitors serving the industry sector for Chinese restaurants include a large number of small wholesalers, some medium-sized distributors, as well as large mainstream market players. However, HF Group believe there is no dominating market player in this segment yet. HF Group’s customers also make purchase from local farms, retailers and grocery stores. Small wholesalers usually supply specialized items such as spices, specialized sauces, and specialty foods, which may also be carried in HF Group’s product lists. But the smaller wholesalers are not able offer the broadline products that HF Group does. Compared with the medium-sized distributors and large mainstream market players, HF has advantages of offering relatively broadline products, efficient operation infrastructure, and culture understanding to maintain its market position and continue for steady growth.

Trademarks and Other Intellectual Property

HF Group owns three Trademarks: US Trademark 4,422,688, Han Feng, Inc., US Trademark 4,381,017, Han Feng, Inc., and Common law trademark used for Han Feng.

Insurance

HF Group uses a combination of insurance and self-insurance to provide coverage for potential liability for worker’s compensation, automobile and general liability, product liability, director and officer’s liability, employee health care benefits and other casualty and property risks. Changes in legal trends and interpretations, variability in inflation rates, changes in the nature and method of claims settlement, benefit level changes due to changes in applicable laws, insolvency or insurance carriers, and changes in discount rates could all affect ultimate settlements of claims. HF Group evaluates its insurance requirements on an ongoing basis to ensure it maintains adequate levels of coverage.

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Properties

HF Group headquarter is located 6001 West Market Street, Greensboro, North Carolina 27409, which is owned by the Group. The following set forth the properties owned or leased by HF Group:

Location	Owned/Leased	Use
6001 West Market St Greensboro, NC 27409	Owned	warehouse
303 Albemarle St., Lexington, NC 27292	Owned	warehouse
80 Coleman Blvd, Pooler, GA 31322	Owned	warehouse
601 SW 33nd Ave Ocala, FL 34474	Owned	warehouse
520-530 SW 31st Ave., Ocala, FL 34474	Owned	warehouse
Shop Road Extension, Columbia, SC	Owned	land
114 Furlong Industrial Dr, Kernersville, NC	Owned	warehouse
36 Enterprise Blvd., Atlanta, GA	Leased	warehouse

In June 2018, HF Group completed a formal formation of a new wholly-owned subsidiary named Anheart Inc (“Anheart”), a New York corporation and Anheart executed a real property lease with a total rent of approximately $19.4 million for a term of 30 years for real property located at 273 Fifth Avenue, New York, NY. Under the lease, Anheart has agreed to lease the land and the existing buildings on the land and to make improvements to the building. The lease is may be extended for an additional 10 years. Additionally, Anheart entered into a second lease for the lease of a portion of the building located at 273 Fifth Avenue, New York, New York. The lease is for a term of approximately 15 years with a total rent of approximately $9.2 million, with two possible extensions of 5 years each. Anheart leased the premises on a net lease basis. For both of the two leases, HF Group Holding Corporation has agreed, pursuant to a written agreement, to guaranty completion of the improvements, payment of rent and the costs and expenses thereto.

Employees

As of December 31, 2017, HF Group had approximately 400 employees, 350 of whom are full-time employees and the remaining 50 of whom work part-time. HF Group has 80 employees who have worked for it for 10 years or more. HF Group employees are not unionized nor, to HF Group’s knowledge, are there any plans for them to unionize. HF Group has never experienced a strike or significant work stoppage. HF Group regards its employee relations to be good.

Government Regulation

Legal compliance is pertinent to the operations of HF Group.  HF Group is required to comply, and it is its policy to comply, with all applicable laws in the numerous jurisdictions in which HF group does business.

In the U.S., as a marketer and distributor of food products, we are subject to the Federal Food, Drug and Cosmetic Act and regulations promulgated thereunder by the U.S. Food and Drug Administration (FDA). The FDA regulates food safety and quality through various statutory and regulatory mandates, including manufacturing and holding requirements for foods through good manufacturing practice regulations, hazard analysis and critical control point (HACCP) requirements for certain foods, and the food and color additive approval process. The agency also specifies the standards of identity for certain foods, prescribes the format and content of information required to appear on food product labels, regulates food contact packaging and materials, and maintains a Reportable Food Registry for the industry to report when there is a reasonable probability that an article of food will cause serious adverse health consequences. For certain product lines, we are also subject to the Federal Meat Inspection Act, the Poultry Products Inspection Act, the Perishable Agricultural Commodities Act, the Packers and Stockyard Act and regulations promulgated by the U.S. Department of Agriculture (USDA) to interpret and implement these statutory provisions. The USDA imposes standards for product safety, quality and sanitation through the federal meat and poultry inspection program. The USDA reviews and approves the labeling of these products and also establishes standards for the grading and commercial acceptance of produce shipments from our suppliers. HF Group is also subject to the Public Health Security and Bioterrorism Preparedness and Response Act of 2002, which imposes certain registration and record keeping requirements on facilities that manufacture, process, pack or hold food for human or animal consumption.

The recently published and pending rules under the Food Safety Modernization Act (FSMA) will significantly expand food safety requirements, including those of HF Group. Among other things, FDA regulations implementing the FSMA require HF Group to establish and maintain comprehensive, prevention-based controls across the food supply chain that are both verified and validated. The FSMA further imposes new requirements for food products imported into the U.S. and provides the FDA with mandatory recall authority.

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HF Group and its products are also subject to state and local regulation through such measures as the licensing of its facilities; enforcement by state and local health agencies of state and local standards for its products; and regulation of its trade practices in connection with the sale of its products.  HF Group’s facilities are subject to regulations issued pursuant to the U.S. Occupational Safety and Health Act by the U.S. Department of Labor.  These regulations require HF Group to comply with certain manufacturing, health and safety standards to protect employees from accidents and to establish hazard communication programs to transmit information on the hazards of certain chemicals which may be present in products that HF Group distributes.

HF Group’s distribution facilities must be registered with the FDA biennially and are subject to periodic government agency inspections by the FDA and USDA. HF Group’s facilities are generally inspected at least annually by federal and/or state authorities. Further, HF group is required to establish communication programs to transmit information about the hazards of certain chemicals present in some of the products it distributes.

HF group’s business and employment of employees are also subject to regulation by numerous federal, state and local regulatory agencies, including, but not limited to, the U.S. Department of Labor, which sets employment practice standards for workers, and the U.S. Department of Transportation, as well as its agencies, the Surface Transportation Board, the Federal Highway Administration, the Federal Motor Carrier Safety Administration, and the National Highway Traffic Safety Administration, which collectively regulate HF Group’s trucking operations through the regulation of operations, safety, insurance and hazardous materials. HF group must comply with the safety and fitness regulations promulgated by the Federal Motor Carrier Safety Administration, including those relating to drug and alcohol testing and hours-of service. Such matters as weight and dimension of equipment also fall under federal and state regulations. In addition, we are subject to the U.S. False Claims Act, and similar state statutes, which prohibit the submission of claims for payment to the government that are false and the knowing retention of overpayments.

The U.S. Foreign Corrupt Practices Act (FCPA) prohibits bribery of public officials to obtain or retain business in foreign jurisdictions.  The FCPA also requires HF Group to keep accurate books and records and to maintain internal accounting controls to detect and prevent bribery and to ensure that transactions are properly authorized.  HF group will be required to implement and continue to develop a robust anti-corruption compliance program applicable to its operations to detect and prevent bribery and to comply with these and other anti-corruption laws in countries where it may operate.

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Legal Proceedings

On or about January 4, 2017, Kirnland Food Distribution, Inc., a subsidiary of HF Group, entered into a tolling agreement with the United States Department of Labor, Wage and Hour Division, Atlanta Regional Office, in connection with that agency’s administrative investigation of the company’s compliance with laws regulating employee wage payment and prior undertaking of back wages payments. That inquiry remains open and the company has received no notice of findings or assessment in connection with that inquiry. Except for this investigation, there is no material other litigation, arbitration, governmental proceeding or any other legal proceeding currently pending or known to be contemplated against HF Group which could materially adversely affect the operations or financial condition of the HF Group.

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MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF HF Group holding corporation

You should read the following description of HF Group’s results of operations and financial condition in conjunction with the section above titled “Risk Factors” and its consolidated audited financial statements presented in this filing.

Overview

HF Group Holding Corporation, acting through its subsidiaries (sometimes referred to in this proxy statement as “HF Group” or the “Group”), is a foodservice distributor operated by Chinese Americans, providing Chinese restaurants, primarily Chinese takeout restaurants located in the southeastern United States, with good quality food and supplies at competitive prices. Since its inception in 1997, fueled by increasing demand in the Chinese foods market segment, which is highly fragmented with unsophisticated competitors and has natural cultural barriers  to enter, HF Group has grown its business and currently serves approximately 3,200 restaurant customers in ten states with its deep understanding of Chinese Culture and its good old-fashioned business know-how in Chinese community.

Outlook

HF Group plans to expand its business through acquisition of other distributors and wholesalers, which heavily depends on having sufficient capital. If HF Group is not able to obtain equity or debt financing, or borrowings from bank loans, it may not be able to execute its plan to acquire smaller competitors. Even if HF Group is able to make such acquisitions, HF Group may not be able to successfully integrate the acquired business and improve their profitability as it plans, which could have a material adverse effect on its financial condition and future operating performance.

HF Group’s net revenue for the three months ended March 31, 2018 was $74.6 million, an increase of $2.9 million, or 4.0%, from $71.7 million for three months ended March 31, 2017. Net income attributable to HF Group’s stockholders for the three months ended March 31, 2018 was $1.3 million, a decrease of $1.1 million, or 44.0%, from $2.4 million for the three months ended March 31, 2017. Adjusted EBITDA for the three months ended March 31, 2018 was $2.8 million, a decrease of $0.5 million, or 16.2%, from $3.3 million for the three months ended March 31, 2017. For additional information on Adjusted EBITDA, see the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of HF Group Holding Corporation — Adjusted EBITDA” below.

HF Group’s net revenue for the year ended December 31, 2017 was $295.5 million, an increase of $16.0 million or 5.7%, from $279.5 million for year ended December 31, 2016. Net income attributable to HF Group’s stockholders for the year ended December 31, 2017 was $9.6 million, an increase of $4.9 million, or 104.6%, from $4.7 million for the year ended December 31, 2016. Adjusted EBITDA for the year ended December 31, 2017 was $14.0 million, an increase of $6.0 million, or 75.4%, from $8.0 million for the year ended December 31, 2016. For additional information on Adjusted EBITDA, see the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of HF Group Holding Corporation — Adjusted EBITDA” below.

How to Assess HF Group’s Performance

In assessing performance, HF Group considers a variety of performance and financial measures, including principal growth in net sales, gross profit and Adjusted EBITDA. The key measures that we use to evaluate the performance of HF Group’s business are set forth below:

Net Revenue

Net revenue is equal to gross sales minus sales returns; sales incentives that HF Group offers to its customers, such as rebates and discounts that are offsets to gross sales; and certain other adjustments. HF Group’s net sales are driven by changes in number of customers, product inflation that is reflected in the pricing of its products, and mix of products sold.

Gross Profit

Gross profit is equal to net sales minus cost of goods sold. Cost of goods sold primarily includes inventory costs (net of supplier consideration), inbound freight, custom clearance fees and other miscellaneous expenses. Cost of goods sold generally changes as HF Group incurs higher or lower costs from suppliers and as the customer and product mix changes.

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Distribution, General and Administrative Expenses

Distribution, general and administrative expenses primarily consist of salaries and benefits for employees and contract labors, trucking and fuels expenses, utilities, maintenance and repairs expenses, insurance expense, depreciation and amortization expenses, selling and marketing expenses, professional fees and other operating expenses.

Income taxes Provision

Prior to January 1, 2018, seven of HF Group’s subsidiaries elected under the Internal Revenue Code to be S corporations, and three subsidiaries were formed as partnerships. An S corporation or partnership is considered a flow-through entity and is generally not subject to federal or state income tax on corporate level. In lieu of corporate income taxes, the stockholders and members of these entities are taxed on their proportionate share of the entities’ taxable income. Only one subsidiary did not elect to be treated as S corporation and was the only entity that I was subject to corporate income taxes as of December 31, 2017. Effective January 1, 2018, all of the S corporation and partnership entities have been converted to C corporations and will be taxed at corporate level going forward. Accordingly, the Company shall account for income taxes of all subsidiaries under ASC 740.

Adjusted EBITDA

HF Group believes that Adjusted EBITDA is a useful performance measure and can be used to facilitate a comparison of HF Group’s operating performance on a consistent basis from period to period and to provide for a more complete understanding of factors and trends affecting HF Group’s business than GAAP measures alone can provide. HF Group’s management believes that Adjusted EBITDA is less susceptible to variances in actual performance resulting from depreciation, amortization and other non-cash charges and more reflective of other factors that affect its operating performance. HF Group’s management believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing the company’s financial measures with the companies in the same industry, many of which present similar non-GAAP financial measures to investors. HF Group presents Adjusted EBITDA in order to provide supplemental information that Management considers relevant for the readers of its consolidated financial statements included elsewhere in this Proxy Statement, and such information is not meant to replace or supersede U.S. GAAP measures.

HF Group’s management defines Adjusted EBITDA as net income (loss) before interest expense, income taxes, and depreciation and amortization, further adjusted to exclude certain unusual, non-cash, non-recurring, cost reduction, and other adjustment items. The definition of Adjusted EBITDA may not be the same as similarly titled measures used by other companies in the industry. Adjusted EBITDA is not defined under U.S. GAAP and is subject to important limitations as analytical tools, you should not consider them in isolation or as substitutes for analysis of HF Group results as reported under U.S. GAAP. For example, Adjusted EBITDA:

●	excludes certain tax payments that may represent a reduction in cash available to HF Group;

●	does not reflect any cash capital expenditure requirements for the assets being depreciated and amortized that may have to be replaced in the future;

●	does not reflect changes in, or cash requirements for, HF Group’s working capital needs; and

●	does not reflect the significant interest expense, or the cash requirements, necessary to service HF Group’s debt.

Results of Operations for the first quarter of 2018 and 2017

The following table sets forth a summary of HF Group’s consolidated results of operations for the three months ended March 31, 2018 and 2017. The historical results presented below are not necessarily indicative of the results that may be expected for any future period.

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	For the three months ended March 31,		Changes
	2018	2017	Amount	%
Net revenue	$74,580,771	$71,712,114	$2,868,657	4.0%
Cost of revenue	62,476,705	61,412,863	1,063,842	1.7%
Gross profit	12,104,066	10,299,251	1,804,815	17.5%
Distribution, selling and administrative expenses	10,072,612	7,504,532	2,568,080	34.2%
Income from operations	2,031,454	2,794,719	(763,265)	(27.3)%
Interest income	6,875	—	6,875	100%
Interest expenses and bank charges	(405,563)	(306,099)	(99,464)	32.5%
Other income	257,190	89,685	167,505	186.8%
Income before income tax provision	1,889,956	2,578,305	(688,349)	(26.7)%
Provision for income taxes	503,481	83,356	420,125	504.0%
Net income	1,386,475	2,494,949	(1,108,474)	44.4%
Less: net income attributable to noncontrolling interest	38,525	86,301	(47,776)	(55.4)%
Net income attributable to HF Group Holding Corporation	$1,347,950	$2,408,648	$(1,060,698)	(44.0)%

84

Net Revenue

HF Group’s net revenue was $74.6 million for the three months ended March 31, 2018, which consisted of $69.9 million, or 93.7% of net revenue, sold to independent restaurants (Chinese/Asian restaurants) and $4.7 million, or 6.3% of net revenue, sold wholesale to smaller distributors. Net revenue was $71.7million for the three months ended March 31, 2017, which consisted of $67.0 million, or 93.5% of net revenue, sold to independent restaurants and $4.7 million, or 6.5% of net revenue, sold wholesale to smaller distributors.

The following table sets forth the breakdown of HF Group’s net revenue:

	For the three months ended March 31,
	2018		2017		Changes
	Amount	%	Amount	%	Amount	%
Net revenue
Sales to independent restaurants	$69,875,910	93.7%	$67,015,908	93.5%	$2,860,002	4.3%
Wholesale	4,704,861	6.3%	4,696,206	6.5%	8,655	0.2%
Total	$74,580,771	100.0%	$71,712,114	100.0%	$2,868,657	4.0%

Compared with the three months ended March 31, 2017, HF Group’s net revenue increased by $2.9 million, or 4.0%, for the three months ended March 31, 2018, which was primarily attributable to a $2.9 million increase in sales to independent restaurants. The increase was a result of HF Group’s continuing effort to provide better products to its customers and improve its customer service.

HF Group conducts wholesale sales as a supplemental business for foodservice distribution to restaurants by purchasing full truckloads of product from suppliers and redistributing to smaller distributors who are typically not large enough to order truckload quantities, or do not want to keep inventory for long periods. The larger purchases can improve overall bargaining power with suppliers by increasing total order quantity. The net revenue from wholesale for the three months ended March 31, 2018 showed a 0.2% increase compared with the three months ended March 31, 2017.

Cost of sales and Gross Profit

The following tables set forth the calculation of gross profit and gross margin for HF Group’s sales to independent restaurants, wholesale and total net revenue:

	For the three months ended March 31,		Changes
	2018	2017	Amount	%

Sales to independent restaurants
Net revenue	$69,875,910	$67,015,908	$2,860,002	4.3%
Cost of revenue	57,866,544	56,884,122	982,422	1.7%
Gross profit	$12,009,366	$10,131,786	$1,877,580	18.5%
Gross Margin	17.2%	15.1%	2.1%

Wholesale
Net revenue	$4,704,861	$4,696,206	$8,655	0.2%
Cost of revenue	4,610,161	4,528,741	81,420	1.8%
Gross profit	$94,700	$167,465	$-72,765	(43.5)%
Gross Margin	2.0%	3.6%	(1.6)%

Total sales
Net revenue	$74,580,771	$71,712,114	$2,868,657	4.0%
Cost of revenue	62,476,705	61,412,863	1,063,842	1.7%
Gross profit	$12,104,066	$10,299,251	$1,804,815	17.5%
Gross Margin	16.2%	14.4%	1.9%

85

HF Group’s cost of revenue was $62.5 million for the three months ended March 31, 2018, an increase of $1.1 million, or 1.7%, from $61.4 million for the three months ended March 31, 2017, which was primarily attributable to the increase of $1.0 million in cost of revenue for the sales to independent restaurants, from $56.9 million for the three months ended March 31, 2017 to $57.9 million for the three months ended March 31, 2018. The increase was mainly attributable to the increase in sales.

HF Group’s gross profit was $12.1 million for the three months ended March 31, 2017, an increase of $1.8 million, or 17.5%, from $10.3 million for the three months ended March 31, 2017, which was primarily attributable to the increase of $1.9 million of increase in gross profit derived from sales to independent restaurants, from $10.1 million for the three months ended March 31, 2017 to $12.0 million for the three months ended March 31, 2018. The increase was mainly the result of the increase in sales and improved gross margin derived from sales to independent restaurants.

HF Group’s gross margin increased from 14.4% for the three months ended March 31, 2017 to 16.2% for the three months ended March 31, 2018, representing an increase of 190 basis points, which primarily resulted from the increase of 210 basis point in gross margin from the sales to independent restaurants from 15.1% for the three months ended March 31, 2017 to 17.2% for the three months ended March 31, 2017. The increase in gross margin was mainly attributable to (a) the offering of better products and value-added services with higher gross margins, (b) a lower purchase price negotiated with vendors as a result of larger purchase volumes and strengthened negotiating power with vendors, and (c) the improvement of the centralized procurement function resulting in more efficient management of inventory, logistics and vendor payment.

Distribution, selling and Administrative Expenses

Distribution, selling and administrative expenses were $10.1 million for the three months ended March 31, 2018, an increase of $2.6 million, or 34.2%, from $7.5 million for the three months ended March 31, 2017. The increase was mainly attributable to: (a) an increase of $1.0 million in salaries for senior managements and contract labor costs for increasing 36 truck drivers preparing for business expansion; (b) an increase of $0.7 million in professional fee paid for legal service, consulting, auditing and others in regard with the Group’s restructure and preparing for the merger with Atlantic;(c) an increase of $0.2 million in fuel expense in line with the increase of revenue,; and (d) an increase of 0.2 million selling expenses payment to the outsourced call center in consistent with the increase of sales revenue.

86

Interest Expenses and Bank Charges

Interest expenses and bank charges are primarily generated from lines of credit, capital leases and long-term debt. Interest expenses and bank charges were $0.4 million for the three months ended March 31, 2018, an increase of $0.1 million, or 32.5%, compared with $0.3 million for the three months ended March 31, 2017, which was primarily the result of an increase in long-term debt.

Other Income

Other income primarily consists of non-operating income and rental income. Other income was $0.3 million for the three months ended March 31, 2018 as compared to $0.1 million for the three months ended March 31, 2017, representing an increase of $0.2 million, which was primarily attributable to rental income of $0.2 million derived from a subsidiary acquired in 2017, the financial results of which were not included in March 31, 2017 consolidated financial statements.

Income taxes Provision

HF Group’s provision for income taxes increased by $0.4 million, or 504.0%, from $0.1 million for the three months ended March 31, 2017 to $0.5 million for the three months ended March 31, 2018, as a result of the fact that effective January 1, 2018, all of the S corporation and partnership entities within HF Group have been converted to C corporations and were taxed at the corporate level. Before January 1, 2018, only one subsidiary was taxed at the corporate level.

Net Income Attributable to Noncontrolling interest

HF Group’s net income attributable to noncontrolling interest was derived from one minority owned subsidiary and decreased by $48,000, or 55.4%, from $86,000 for the three months ended March 31, 2017 to $38,000 for three months ended March 31, 2018, as a result of the decrease of net income of the subsidiary in which we have a noncontrolling interest.

Net Income Attributable to HF Group’s Stockholder

As a result, HF Group’s net income attributable to HF Group’s stockholders decreased by $1.1 million, or 44.0%, from $2.4 million for three months ended March 31, 2017 to $1.3 million for the three months ended March 31, 2018.

Adjusted EBITDA

The following table sets forth of the calculation of HF Group’s adjusted EBITDA:

	For the three months ended March 31,		Changes
	2018	2017	Amount	%

Net income	$1,386,475	$2,494,949	$(1,108,474)	(44.4)%
Interests expenses	405,563	306,099	99,464	32.5%
Income tax provision	503,481	83,356	420,125	504.0%
Depreciation & Amortization	496,095	445,305	50,790	11.4%
Adjusted EBITDA	$2,791,614	$3,329,709	$(538,095)	(16.2)%
Percentage of revenue	3.7%	4.6%	(0.9)%

HF Group’s adjusted EBITDA was $2.8 million for the three months ended March 31, 2018, a decrease of $0.5 million, or 16.2%, compared to $3.3 million for the three months ended March 31, 2017, mainly attributable to the increase of $0.7 million of professional fees incurred for the Group’s restructure and preparation for the merger with Atlantic in the first quarter of 2018. The percentage of revenue for adjusted EBITDA was 3.7% and 4.6% for the three months ended March 31, 2018 and 2017, respectively.

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Results of Operations for 2017 and 2016

The following table sets forth a summary of HF Group’s consolidated results of operations for the years ended December 31, 2017 and 2016. The historical results presented below are not necessarily indicative of the results that may be expected for any future period.

	For the years ended December 31,		Changes
	2017	2016	Amount	%
Net revenue	$295,549,980	$279,500,235	$16,049,745	5.7%
Cost of revenue	251,615,013	243,193,112	8,421,901	3.5%
Gross profit	43,934,967	36,307,123	7,627,844	21.0%
Distribution, selling and administrative expenses	32,924,877	30,578,840	2,346,037	7.7%
Income from operations	11,010,090	5,728,283	5,281,807	92.2%
Interest income	21,105	1,634	19,471	1191.6%
Interest expenses and bank charges	(1,339,897)	(1,076,088)	(263,809)	24.5%
Other income	1,010,038	369,379	640,659	173.4%
Income before income tax provision	10,701,336	5,023,208	5,678,128	113.0%
Provision for income taxes	623,266	191,922	431,344	224.7%
Net income	10,078,070	4,831,286	5,246,784	108.6%
Less: net income attributable to noncontrolling interest	431,999	116,122	315,877	272.0%
Net income attributable to HF Group Holding Corporation	$9,646,071	$4,715,164	$4,930,907	104.6%

88

Net Revenue

HF Group’s net revenue was $295.5 million for the year ended December 31, 2017, which consisted of $275.5 million, or 93.2% of net revenue, sold to independent restaurants (Chinese/Asian restaurants) and $20.0 million, or 6.8% of net revenue, sold as wholesale to smaller distributors. Net revenue was $279.5 million for the year ended December 31, 2016, which consisted of $259.4 million, or 92.8% of net revenue, sold to independent restaurants and $20.1 million, or 7.2% of net revenue, as wholesale to smaller distributors.

The following table sets forth the breakdown of HF Group’s net revenue:

	For the years ended December 31,
	2017		2016		Changes
	Amount	%	Amount	%	Amount	%
Net revenue
Sales to independent restaurants	$275,481,019	93.2%	$259,402,812	92.8%	$16,078,207	6.2%
Wholesale	20,068,961	6.8%	20,097,423	7.2%	(28,462)	-0.1%
Total	$295,549,980	100.0%	$279,500,235	100.0%	$16,049,745	5.7%

Compared with the year ended December 31, 2016, HF Group’s net revenue increased by $16.0 million, or 5.7%, for the year ended December 31, 2017, which was primarily attributable to a $16.0 million increase in sales to independent restaurants. The increase was a result of HF Group’s continuing effort to provide better products to its customers and improve its customer service.

HF Group conducts wholesale as supplemental business for foodservice distribution to restaurants, by purchasing full truckloads of product from suppliers and redistributing to smaller distributors who are typically not large enough to order truckload quantities, or do not want to keep inventory for long periods. The larger purchase can improve overall bargaining power with manufacturers by increasing total order quantity. The net revenue from wholesale for the year ended December 31, 2017 showed a 0.1% decrease compared with the year ended December 31, 2016.

Cost of sales and Gross Profit

The following tables set forth the calculation of gross profit and gross margin for HF Group’s sales to independent restaurants, wholesale and total net revenue:

	For the years ended December 31,		Changes
	2017	2016	Amount	%

Sales to independent restaurants
Net revenue	$275,481,019	$259,402,812	$16,078,207	6.2%
Cost of revenue	232,914,638	224,361,340	8,553,298	3.8%
Gross profit	$42,566,381	$35,041,472	$7,524,909	21.5%
Gross Margin	15.5%	13.5%	1.9%

Wholesale
Net revenue	$20,068,961	$20,097,423	$-28,462	-0.1%
Cost of revenue	18,700,375	18,831,772	-131,397	-0.7%
Gross profit	$1,368,586	$1,265,651	$102,935	8.1%
Gross Margin	6.8%	6.3%	0.5%

Total sales
Net revenue	$295,549,980	$279,500,235	$16,049,745	5.7%
Cost of revenue	251,615,013	243,193,112	8,421,901	3.5%
Gross profit	$43,934,967	$36,307,123	$7,627,844	21.0%
Gross Margin	14.9%	13.0%	1.9%

89

HF Group’s cost of revenue was $251.6 million for the year ended December 31, 2017, an increase of $8.4 million, or 3.5%, from $243.2 million for the year ended December 31, 2017, which was primarily attributable to the increase of $8.6 million in cost of revenue for the sales to independent restaurants, from $224.4 million for the year ended December 31, 2016 to $232.9 million for the year ended December 31, 2017. The increase was mainly attributable to the increase in sales.

HF Group’s gross profit was $43.9 million for the year ended December 31, 2017, an increase of $7.6 million, or 21.0%, from $36.3 million for the year ended December 31, 2017, which was primarily attributable to the increase of $7.5 million of increase in gross profit derived from sales to independent restaurants from $35.0 million for the year ended December 31, 2016 to $42.5 million for the year ended December 31, 2017. The increase was mainly a combined result of the increase in sales and improved gross margin derived from sales to independent restaurants.

HF Group’s gross margin increased from 13.0% for the year ended December 31, 2016 to 14.9% for the year ended December 31, 2017, representing an increase of 190 basis points, which primarily resulted from the increase of 200 basis point in gross margin from the sales to independent restaurants from 13.5% for the year ended December 31, 2016 to 15.5% for the year ended December 31, 2017. The increase in gross margin was mainly attributable to (a) the offering of better products and value-added services with higher gross margins, (b) a lower purchase price negotiated with vendors as a result of larger purchase volumes and strengthened negotiating power with vendors, and (c) the improvement of the centralized procurement function resulting in more efficient management of inventory, logistics and vendor payment.

Distribution, selling and Administrative Expenses

Distribution, selling and administrative expenses were $32.9 million for the year ended December 31, 2017, an increase of $2.3 million, or 7.7%, from $30.6 million for the year ended December 31, 2016. The increase was mainly attributable to: (a) an increase of $0.7 million in professional fee paid for legal service, consulting, auditing and others in regard with the Group’s restructure and preparing for the merger with Atlantic; (b) an increase of $0.6 million in fuel expense which was primarily due to the increase of fuel prices in 2017; (c) an increase of $0.4 million in insurance expenses for the Group’s increasing insurance coverage; (d) an increase of $0.3 million incurred by a new subsidiary included in the Group in 2017; and (e) an increase of 0.2 million selling expenses payment to the outsourced call center in consistent with the increase of sales revenue.

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Interest Expenses and Bank Charges

Interest expenses and bank charges are primarily generated from lines of credit, capital leases and long-term debt. Interest expenses and bank charges were $1.3 million for the year ended December 31, 2017, an increase of $0.3 million or 24.5% compared with $1.0 million for the year ended December 31, 2016, which was primarily the result of an increase in long-term debt.

Other Income

Other income primarily consists of non-operating income and rental income. Other income was $1.0 million for the year ended December 31, 2017 as compared to $0.4 million for the year ended December 31, 2017, representing an increase of $0.6 million, which was primarily attributable to rental income of $0.5 million derived from a subsidiary acquired in 2017, the financial results of which were not included in 2016 consolidated financial statements.

Income taxes Provision

HF Group’s provision for income taxes increased by $0.4 million, or 224.7%, from $0.2 million for the year ended December 31, 2016 to $0.6 million for the year ended December 31, 2017, as a result of the increase of current income tax from one subsidiary which was treated as C corporation and taxed for the two years ended December 31, 2017 and 2016.

Net Income Attributable to Noncontrolling interest

HF Group’s net income attributable to noncontrolling interest was derived from one minority owned subsidiary and increased by $0.3 million or 272.0% from $0.1 million for the year ended December 31, 2016 to $0.4 million for the year ended December 31, 2017, as a result of the increase of net income of the subsidiary of which we have a noncontrolling interest.

Net Income Attributable to HF Group’s Stockholder

As a result, HF Group’s net income attributable to HF Group’s stockholder increased by $4.9 million, or 104.6%, from $4.7 million for the year ended December 31, 2016 to $9.6 million for the year ended December 31, 2017.

Adjusted EBITDA

The following table sets forth of the calculation of HF Group’s adjusted EBITDA:

	For the years ended December 31,		Changes
	2017	2016	Amount	%

Net income	$10,078,070	$4,831,286	$5,246,784	108.6%
Interests expenses	1,268,953	1,059,262	209,691	19.8%
Income tax provision	623,266	191,922	431,344	224.7%
Depreciation & Amortization	2,004,374	1,885,597	118,777	6.3%
Adjusted EBITDA	$13,974,663	$7,968,067	$6,006,596	75.4%
Percentage of revenue	4.7%	2.9%	1.9%

HF Group’s adjusted EBITDA was $14.0 million for the year ended December 31, 2017, an increase of $6.0 million, or 75.4%, compared to $8.0 million for the year ended December 31, 2016, mainly attributable to the increase of gross profit as a result of increase in net revenue and gross margin derived from the sales to independent restaurants with the Group’s continuing effort to offer better products and value-added services to its customers, strengthen its negotiation power with suppliers, and improve the operation efficiency for centralized procurement, inventory and logistics management. The percentage of revenue for adjusted EBITDA was 4.7% and 2.9% for the years ended December 31, 2017 and 2016, respectively.

91

Liquidity and Capital Resources

As of March 31, 2018, HF Group had cash of approximately $5.9 million. HF Group has funded working capital and other capital requirements primarily by equity contribution from shareholders, cash flow from operations, and bank loans. Cash is required to pay purchase costs for inventory, salaries, fuel and trucking expenses, selling expenses, rental expenses, income taxes, other operating expenses and repay debts. Although HF Group’s management believes that the cash generated from operations will be sufficient to meet its normal working capital needs for at least the next twelve months, its ability to repay its current obligation will depend on the future realization of its current assets. HF Group’s management has considered the historical experience, the economy, trends in the foodservice distribution industry, the expected collectability of accounts receivable and the realization of the inventories as of March 31, 2018. Based on the above considerations, HF Group’s management is of the opinion that HF Group has sufficient funds to meet its working capital requirements and debt obligations as they become due. However, there is no assurance that management will be successful in their plan. There are a number of factors that could potentially arise that could result in shortfalls to the Group’s plan, such as the demand for its products, economic conditions, the competitive pricing in the foodservice distribution industry and its bank and suppliers being able to provide continued supports. If the future cash flow from operations and other capital resources are insufficient to fund its liquidity needs, HF Group may be forced to reduce or delay its expected acquisition plan, sell assets, obtain additional debt or equity capital or refinance all or a portion of its debt.

The following table summarizes HF Group’s cash flow data for the three months ended March 31, 2018 and 2017:

	For the three months ended March 31,
	2018	2017

Net cash provided by (used in) operating activities	$3,598,867	$(975,533)
Net cash (used in) provided by investing activities	(2,456,093)	1,775,118
Net cash used in financing activities	(1,364,529)	(1,525,923)
Net decrease in cash and cash equivalents	$(221,755)	$(726,338)

Operating Activities

Net cash provided by operating activities consists primarily of net income adjusted for non-cash items, including depreciation and amortization, changes in deferred income taxes and others, and adjusted for the effect of working capital changes. Net cash provided by operating activities was approximately $3.6 million for the three months ended March 31, 2018, an increase of $4.6 million, or 469%, compared to net cash used in operating activities of $1 million for the three months ended March 31, 2017. The increase was a result of an increase of $5.2 million from change of working capital mainly resulting from the change in other current assets, offset by a decrease of net income of $0.8 million.

Investing Activities

Net cash used in investing activities was approximately $2.5 million for the three months ended March 31, 2018, a decrease of $4.2 million, or 238%, compared to $1.8 million net cash provided by investing activities for the three months ended March 31, 2017. The decrease was a combined result of an increase of $0.7 million used in acquisition of property and equipment, increase of 1.3 million of payments made for long-term notes receivable, and decrease of $2.3 million of cash received from long term receivables to related parties.

Financing Activities

Net cash used in financing activities was approximately $1.4 million for the three months ended March 31, 2018, a decrease of $0.2 million, or 11%, compared with $1.5 million for the three months ended March 31, 2017. The decrease was a combined result of an increase of $1.1 million and $0.9 million used in payments made for the line of credit and long-term debt, respectively, offset by a decrease of $0.9 million of cash distribution to shareholders, and the increase of $0.4 million and $0.8 million cash proceeds provided by line of credit and long-term debt, respectively.

92

The following table summarizes HF Group’s cash flow data for the years ended December 31, 2017 and 2016:

	For the years ended December 31,
	2017	2016

Net cash provided by operating activities	$15,286,862	$4,554,280
Net cash used in investing activities	(5,468,604)	(429,125)
Net cash used in financing activities	(9,688,359)	(2,458,592)
Net increase in cash and cash equivalents	$129,899	$1,666,563

Operating Activities

Net cash provided by operating activities consists primarily of net income adjusted for non-cash items, including depreciation and amortization, changes in deferred income taxes and others, and adjusted for the effect of working capital changes. Net cash provided by operating activities was approximately $15.3 million for the year ended December 31, 2017, an increase of $10.7 million, or 235.7%, compared to $4.6 million for the year ended December 31, 2016. The increase was a result of an increase of cash generated from net income of $5.2 million and an increase of $5.4 million from change of working capital mainly resulting from the change in other current assets.

Investing Activities

Net cash used in investing activities was approximately $5.5 million for the year ended December 31, 2017, an increase of $5.1 million, or 1174.4%, compared to $0.4 million for the year ended December 31, 2016. The increase was a combined result of an increase of $4.8 million used in payment made for related party loans, an increase of $0.8 million used in payments made for long-term notes receivables, offset by a decrease of $0.5 million used in purchase of property and equipment.

Financing Activities

Net cash used in financing activities was approximately $9.7 million for the year ended December 31, 2017, an increase of $7.2 million, or 294.1%, compared with $2.5 million for the year ended December 31, 2016. The increase was a combined result of an increase of $3.2 million used in cash distribution to shareholders, and increase of $1.3 million used in repayment of credit line, and a decrease of $2.7 million of proceeds received from credit line and long-term debt.

Commitments and Contractual Obligations

The following table presents the company’s material contractual obligations as of March 31, 2018:

Contractual Obligations	Total	Less than 1 year	1-3 years	3-5 years	More than
Line of credit	$11,194,146	$11,194,146	$—	$—	$—
Long term debt	15,371,764	1,330,745	2,004,200	1,593,326	10,443,492
Capital lease obligations	449,774	434,003	15,771	—	—
Operating lease obligations	320,913	225,645	89,789	5,479	—
Total	$27,336,596	$13,184,539	$2,109,760	$1,598,805	$10,443,492

Off -balance Sheet Arrangements

HF Group is not a party to any off -balance sheet arrangements.

93

Critical Accounting Estimates

The discussion and analysis of HF Group’s financial condition and results of operations are based upon its financial statements, which have been prepared in accordance with GAAP. These principles require HF Group’s management to make estimates and judgments that affect the reported amounts of assets, liabilities, sales and expenses, cash flow and related disclosure of contingent assets and liabilities. The estimates include, but are not limited to, accounts receivable, revenue recognition, impairment of long-lived assets and income taxes. HF Group bases its estimates on historical experience and on various other assumptions that it believes to be reasonable under the circumstances. Actual results may differ from these estimates. To the extent that there are material differences between these estimates and the actual results, future financial statements will be affected.

HF Group’s management believes that among their significant accounting policies, which are described in Note 2 to the audited consolidated financial statements of HF Group included in this proxy statement, the following accounting policies involve a greater degree of judgment and complexity. Accordingly, HF Group’s management believes these are the most critical to fully understand and evaluate its financial condition and results of operations.

Accounts receivable

Accounts receivable represent amounts due from customers in the ordinary course of business and are recorded at the invoiced amount and do not bear interest. Receivables are presented net of the allowance for doubtful accounts in the accompanying Consolidated Balance Sheets. The Company evaluates the collectability of its accounts receivable and determines the appropriate allowance for doubtful accounts based on a combination of factors. When the Company is aware of a customer’s inability to meet its financial obligation, a specific allowance for doubtful accounts is recorded, reducing the receivable to the net amount the Company reasonably expects to collect. In addition, allowances are recorded for all other receivables based on historic collection trends, write-offs and the aging of receivables. The Company uses specific criteria to determine uncollectible receivables to be written off, including bankruptcy, accounts referred to outside parties for collection, and accounts past due over specified periods. As of March 31, 2018, and 2017, the allowances for doubtful accounts were $598,578 and $567,108, respectively. As of December 31, 2017, and 2016, the allowances for doubtful accounts were $567,108 and $670,280, respectively.

Revenue recognition

On January 1, 2018 we adopted Accounting Standards Update (“ASU”) 2014-09 Revenue from Contracts with Customers (FASB ASC Topic 606) using the modified retrospective method for contracts that were not completed as of January 1, 2018. The results of applying Topic 606 using the modified retrospective approach were insignificant and did not have a material impact on our consolidated financial condition, results of operations, cash flows, business process, controls or systems. We expect the impact of the adoption of the new standard to be immaterial to our net income on an ongoing basis.

The Company recognizes revenue from the sale of product when title and risk of loss passes and the customer accepts the goods, which generally occurs at delivery. Sales taxes invoiced to customers and remitted to governmental authorities are excluded from net sales.

The core principle underlying the revenue recognition ASU is that the Company will recognize revenue to represent the transfer of goods and services to customers in an amount that reflects the consideration to which the Company expects to be entitled in such exchange. This will require the Company to identify contractual performance obligations and determine whether revenue should be recognized at a point in time or over time, based on when control of goods and services transfers to a customer. The majority of our contracts have one single performance obligation as the promise to transfer the individual goods is not separately identifiable from other promises in the contracts and is, therefore, not distinct. The Company’s revenue streams are recognized at a point in time.

The contract assets and contract liabilities are recorded on the Condensed Consolidated Balance Sheet as accounts receivable and advance payment from customers as of March 31, 2018 and December 31, 2017. For the three months ended March 31, 2018, revenue recognized from performance obligations related to prior periods was insignificant.

Revenue expected to be recognized in any future periods related to remaining performance obligations is insignificant.

The following table summarizes disaggregated revenue from contracts with customers by geographic locations:

	For the Three Months Ended
	March 31, 2018	March 31, 2017
North Carolina	$34,997,667	$33,533,385
Florida	23,153,538	21,210,761
Georgia	16,429,566	16,967,968
Total	$74,580,771	$71,712,114

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Impairment of Long-lived Assets

The Company assesses its long-lived assets such as property and equipment for impairment whenever events or changes in circumstances indicate the carrying amount of an asset may not be recoverable. Factors which may indicate potential impairment include a significant underperformance related to the historical or projected future operating results or a significant negative industry or economic trend. Recoverability of these assets is measured by comparison of their carrying amounts to future undiscounted cash flows the assets are expected to generate. If property and equipment are considered to be impaired, the impairment to be recognized equals the amount by which the carrying value of the assets exceeds their fair value.

Income taxes

The Company accounts for income taxes under the asset and liability method, which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements. Under this method, we determine deferred tax assets and liabilities on the basis of the differences between the financial statement and tax bases of assets and liabilities by using enacted tax rates in effect for the year in which the differences are expected to reverse. The effect of a change in tax rates on deferred tax assets and liabilities is recognized in income in the period that includes the enactment date.

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The Company recognizes deferred tax assets to the extent that we believe that these assets are more likely than not to be realized. In making such a determination, we consider all available positive and negative evidence, including future reversals of existing taxable temporary differences, projected future taxable income, tax-planning strategies, and results of recent operations. If we determine that we would be able to realize our deferred tax assets in the future in excess of their net recorded amount, we would make an adjustment to the deferred tax asset valuation allowance, which would reduce the provision for income taxes.

The Company records uncertain tax positions in accordance with ASC 740 on the basis of a two-step process in which (1) we determine whether it is more likely than not that the tax positions will be sustained on the basis of the technical merits of the position and (2) for those tax positions that meet the more-likely-than-not recognition threshold, we recognize the largest amount of tax benefit that is more than 50 percent likely to be realized upon ultimate settlement with the related tax authority. The Company does not believe that there was any uncertain tax position at March 31, 2018, and December 31, 2017 and 2016.

Recent accounting pronouncements

In February 2016, the FASB issued ASU No. 2016-02, “Leases” to increase transparency and comparability among organizations by recognizing lease assets and lease liabilities on the balance sheet with a corresponding liability and disclosing key information about leasing arrangements. For public business entities, the amendments in this ASU are effective for fiscal years beginning after December 15, 2018, including interim reporting periods within those fiscal years. For all other entities, the amendments in this ASU are effective for fiscal years beginning after December 15, 2019, and interim reporting periods within fiscal years beginning after December 15, 2020. Early adoption is permitted. The Company is evaluating the impact of the adoption of this revised guidance on its consolidated financial statements.

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In October 2016, the FASB issued ASU No. 2016-17, “Consolidation (Topic 810): Interests Held through Related Parties That Are under Common Control”. The amendments affect reporting entities that are required to evaluate whether they should consolidate a variable interest entity in certain situations involving entities under common control. Specifically, the amendments change the evaluation of whether a reporting entity is the primary beneficiary of a variable interest entity by changing how a reporting entity that is a single decision maker of a variable interest entity treats indirect interests in the entity held through related parties that are under common control with the reporting entity. The amendments are effective for public business entities for fiscal years beginning after December 15, 2016, including interim periods within those fiscal years. For all other entities, the amendments are effective for fiscal years beginning after December 15, 2016, and interim reporting periods within fiscal years beginning after December 15, 2017. Early adoption is permitted. The Company does not expect that adoption of this guidance will have a material impact on its consolidated financial statements and related disclosures.

In November 2016, the FASB issued ASU No. 2016-18, “Statement of Cash Flows (Topic 230): Restricted Cash”, which requires that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. Therefore, amounts generally described as restricted cash and restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. The amendments in this ASU apply to all entities that have restricted cash or restricted cash equivalents and are required to present a statement of cash flows under Topic 230. The amendments are effective for public business entities for fiscal years beginning after December 15, 2017, and interim periods within those fiscal years. For all other entities, the amendments are effective for fiscal years beginning after December 15, 2018, and interim periods within fiscal years beginning after December 15, 2019. Early adoption is permitted. The amendments should be applied using a retrospective transition method to each period presented. The adoption of this guidance will increase cash and cash equivalents by the amount of the restricted cash on the Company’s consolidated statement of cash flows.

In July 2017, the FASB issued ASU No. 2017-11, Earnings Per Share (Topic 260), Distinguishing Liabilities from Equity (Topic 480), and Derivatives and Hedging (Topic 815). The guidance of Part I is to clarify accounting for certain financial instruments with down round feature in a financial instrument that reduces the strike price of an issued financial instrument if the issuer sells shares of its stock for an amount less than the currently stated strike price of the issued financial instrument or issues an equity-linked financial instrument with a strike price below the currently stated strike price of the issued financial instrument. For freestanding equity classified financial instruments, the amendments require entities that present earnings per share (EPS) in accordance with Topic 260 to recognize the effect of the down round feature when it is triggered. That effect is treated as a dividend and as a reduction of income available to common shareholders in basic EPS. Convertible instruments with embedded conversion options that have down round features are now subject to the specialized guidance for contingent beneficial conversion features. The amendments also re-characterize the indefinite deferral of certain provisions of Topic 480 that now are presented as pending content in the Codification, to a scope exception. Those amendments do not have an accounting effect. The amendments in Part I of ASU No. 2017-11 are effective for fiscal years beginning after December 15, 2019, and interim periods within fiscal years beginning after December 15, 2020. Early adoption is permitted for all entities, including adoption in an interim period. The amendments in Part II of this Update do not require any transition guidance because those amendments do not have an accounting effect. The Company has not early adopted this update and it will become effective on July 1, 2020. The Company is currently evaluating the impact of our pending adoption of ASU 2017-11 on its consolidated financial statements.

In February 2018, the FASB issued ASU No. 2018-02, “Income Statement—Reporting Comprehensive Income (Topic 220): Reclassification of Certain Tax Effects from Accumulated Other Comprehensive Income”. The amendments eliminate the stranded tax effects resulting from the United States Tax Cuts and Jobs Act (the “Act”) and will improve the usefulness of information reported to financial statement users. ASU No. 2018-02 is effective for all entities for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. The Company has not early adopted this update and it will become effective on July 1, 2019. The Company does not expect that the adoption of this guidance will have a material impact on its consolidated financial statements.

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SELECTED HISTORICAL FINANCIAL INFORMATION OF Atlantic

The following table sets forth selected historical financial information derived from Atlantic’s unaudited condensed financial statements for the three months ended March 31, 2018 and 2017, and audited financial statements for the year ended December 31, 2017 and the period from May 19, 2016 (inception) to December 31, 2016.

The historical results of Atlantic included below and elsewhere in this proxy statement are not necessarily indicative of the future performance of Atlantic. You should read the following selected financial data in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Atlantic ” and the financial statements and the related notes appearing elsewhere in this proxy statement.

				For the Period
				from May 19,
	For the Three Months Ended March 31,		For the Year ended	2016 (Inception) to
	2018	2017	December 31, 2017	December 31, 2016
Income Statement Data:
Net revenue	$—	$—	$—	$—
Gross profit	$—	$—	$—	$—
Net loss attributable to common stock holders	$(118,230)	$(25)	$(75,729)	$(700)
Basic and diluted net loss per share	$(0.06)	$(0.00)	$(0.06)	$(0.00)
Weighted average shares outstanding, basic and diluted	1,996,450	1,000,000	1,368,301	1,000,000

	March 31, 2018	March 31, 2017	December 31, 2017	December 31, 2016
Balance Sheet Data:
Total assets	$45,922,722	$199,750	$45,927,972	$199,775
Total liabilities	$1,157,546	$175,475	$1,143,625	$175,475
Common stock subject to possible redemption	$39,765,175	$—	$39,784,346	$—
Total stockholders’ equity	$5,000,001	$24,275	$5,000,001	$24,300

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MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION

AND RESULTS OF OPERATIONS OF ATLANTIC

The following discussion should be read in conjunction with our Financial Statements and footnotes thereto contained in this report.

Overview

We were formed on May 19, 2016 for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more target businesses. Our efforts to identify a prospective target business will not be limited to any particular industry or geographic region, although we intend to focus our search on target businesses being operated by and/or serving ethnic minorities in the United States, especially within Asian-American communities. We intend to utilize cash derived from the proceeds of our initial public offering in effecting our initial business combination.

We presently have no revenue, have had losses since inception from incurring formation costs and have no other operations other than the active solicitation of a target business with which to complete a business combination. We have relied upon the sale of our securities and loans from our officers and directors to fund our operations.

On August 14, 2017, we consummated our initial public offering (“IPO”) of 4,000,000 units (the “Units”). Each Unit consists of one share of common stock, and one right to receive 1/10 of a share of common stock at the closing of our initial business combination. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $40,000,000. We granted the underwriters a 45-day option to purchase up to 600,000 additional Units to cover over-allotments, if any. Simultaneously with the closing of the IPO, we consummated a private placement (“Private Placement”) of 320,000 units (the “Private Units”) at a price of $10.00 per Private Unit, generating total proceeds of $3,200,000. Subsequently, the underwriters exercised the over-allotment option in part and, on August 21, 2017, the underwriters purchased 425,000 over-allotment option Units, which were sold at an offering price of $10.00 per Unit, generating gross proceeds of $4,250,000. On August 21, 2017, simultaneously with the sale of the over-allotment units, we consummated the private sale of an additional 21,250 Private Units, generating gross proceeds of $212,500. On August 22, 2017, the underwriters canceled the remainder of the over-allotment option. In connection with the cancellation of the remainder of the over-allotment option, we canceled an aggregate of 43,753 shares of common stock issued to our initial shareholders prior to the IPO and Private Placement. A total of $45,135,000 of the net proceeds from the sale of Units in the IPO (including the over-allotment option units) and the Private Placements on August 14, 2017 and August 21, 2017 were placed in a trust account established for the benefit of our public stockholders.

As of March 31, 2018, a total of $45,418,255 was in the trust account established for the benefit of our public shareholders.

Our management has broad discretion with respect to the specific application of the net proceeds of the initial public offering and the private placement, although substantially all of the net proceeds are intended to be applied generally towards consummating a business combination successfully.

Results of Operations

Our entire activity from inception up to August 14, 2017 was in preparation for the IPO. Since the IPO, our activity has been limited to the evaluation of business combination candidates, and we will not be generating any operating revenues until the closing and completion of our initial business combination. We expect to generate small amounts of non-operating income in the form of interest income on cash and cash equivalents. Interest income is not expected to be significant in view of current low interest rates on risk-free investments (treasury securities). We expect to incur increased expenses as a result of being a public company (for legal, financial reporting, accounting and auditing compliance), as well as for due diligence expenses. We expect our expenses to increase substantially after this period.

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For the three months ended March 31, 2018, Atlantic had net loss of $19,171, which was comprised of $132,259 of general and administrative expenses and $21,262 of State franchise taxes, offset by $134,350 of interest income earned from investments in the trust account. For the three months ended March 31, 2017, Atlantic had a net loss of $25, which was consisted of general and administrative expenses.

For the year ended December 31, 2017, we had a net income of $54,914, which consisted of interest income of $183,185 generated from the trust account, partially offset by general and administrative expense of $93,901 and State franchise taxes of $34,370. For the period from May 19, 2016 (inception) to December 31, 2016, we had a net loss of $700 related to formation and operating costs.

Liquidity and Capital Resources

As of March 31, 2018, Atlantic had $444,634 in cash outside the trust account.

Our liquidity needs have been satisfied to date through receipt of $25,000 from the sale of the insider shares and loans from insiders in an aggregate amount of $175,000, which was converted into Private Units as part of the Private Placement at the closing of the IPO, and the funds received in the IPO and Private Placement that are held outside the trust account.

We intend to use substantially all of the net proceeds of the IPO, including the funds held in the trust account, in connection with our initial business combination and to pay our expenses relating thereto, including a deferred underwriting commission payable to Chardan Capital Markets, LLC in an amount equal to 2.5% of the total gross proceeds raised in the IPO upon consummation of our initial business combination. To the extent that our capital stock is used in whole or in part as consideration to effect our initial business combination, the remaining proceeds held in the trust account as well as any other net proceeds not expended will be used as working capital to finance the operations of the target business. Such working capital funds could be used in a variety of ways including continuing or expanding the target business’ operations, for strategic acquisitions and for marketing, research and development of existing or new products. Such funds could also be used to repay any operating expenses or finders’ fees which we had incurred prior to the completion of our initial business combination if the funds available to us outside of the trust account were insufficient to cover such expenses.

We anticipate that the funds held outside of our trust account will be sufficient to allow us to operate 12 months from the filing date of this proxy statement, assuming that a business combination is not consummated during that time.

If our estimates of the costs of undertaking due diligence and negotiating our initial business combination are less than the actual amount necessary to do so, we may have insufficient funds available to operate our business prior to our initial business combination. Moreover, we may need to obtain additional financing either to consummate our initial business combination or because we become obligated to convert a significant number of our public shares upon consummation of our initial business combination, in which case we may issue additional securities or incur debt in connection with such business combination. Subject to compliance with applicable securities laws, we would only consummate such financing simultaneously with the consummation of our initial business combination. Following our initial business combination, if cash on hand is insufficient, we may need to obtain additional financing in order to meet our obligations.

Off-Balance Sheet Arrangements

We did not have any off-balance sheet arrangements as of March 31, 2018.

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Atlantic’S BUSINESS

Overview

Atlantic is a special purpose company incorporated under the laws of the State of Delaware on May 19, 2016. Pursuant to Atlantic’s Amended and Restated Certificate of Incorporation, it was formed with the purpose of acquiring, through a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more businesses or entities, which we refer to as a “target business.”

Atlantic’s Amended and Restated Certificate of Incorporation also provide that its corporate existence will cease and it will liquidate the trust account (described below) and distribute the funds included therein to the holders of common stock sold in our initial public offering if it does not consummate a business combination by the date that is 18 months from the closing of the IPO, or February 14, 2019, or by the date that is 24 months from the closing of the IPO, or August 14, 2019, if we extend the period of time to consummate a business combination.

Offering Proceeds Held in Trust

On August 14, 2017, we consummated our initial public offering (“IPO”) of 4,000,000 units (the “Units”). Each Unit consists of one share of common stock, and one right to receive 1/10 of a share of common stock at the closing of our initial business combination. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $40,000,000. We granted the underwriters a 45-day option to purchase up to 600,000 additional Units to cover over-allotments, if any. Simultaneously with the closing of the IPO, we consummated the private placement (“Private Placement”) of 320,000 units (the “Private Units”) at a price of $10.00 per Private Unit, generating total proceeds of $3,200,000.

Subsequently, the underwriters exercised the over-allotment option in part and, on October 21, 2017, the underwriters purchased 425,000 over-allotment option Units, which were sold at an offering price of $10.00 per Unit, generating gross proceeds of $4,250,000. On August 21, 2017, simultaneously with the sale of the over-allotment units, we consummated the private sale of an additional 21,250 Private Units, generating gross proceeds of $212,500. On August 22, 2017, the underwriters canceled the remainder of the over-allotment option. In connection with the cancellation of the remainder of the over-allotment option, we canceled an aggregate of 43,753 shares of common stock issued to our initial shareholders prior to the IPO and Private Placement.

A total of $45,135,000 of the net proceeds from the sale of Units in the initial public offering (including the over-allotment option units) and the private placements on August 14, 2017 and August 21, 2017, were placed in a trust account established for the benefit of our public stockholders.

Business Combination Activities

On March 28, 2018, Atlantic entered into the Acquisition Agreement, pursuant to which, through a series of transactions, Merger Sub will be merged with and into HF Group and HF Group will become a wholly-owned subsidiary of Atlantic. In the event that the Business Combination is not consummated by the date that is 18 months from the closing of the IPO, or February 14, 2019, or by the date that is 24 months from the closing of the IPO, or August 14, 2019, if we extend the period of time to consummate a business combination, Atlantic’s corporate existence will cease and Atlantic will distribute the proceeds held in the trust account to its public shareholders. See “The Acquisition Agreement” for more information.

Redemption Rights

Pursuant to Atlantic’s Amended and Restated Certificate of Incorporation, Atlantic shareholders (except the initial shareholders and the officers and directors of Atlantic) will be entitled to redeem their Atlantic common stock for a pro rata share of the trust account (currently anticipated to be no less than approximately $10.20 per common share for shareholders) net of taxes payable.

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Atlantic will consummate its initial business combination only if public shareholders holding less than 3,876,048 shares of common stock elect to redeem their common stock for cash based on the financial numbers as of March 31, 2018.

Atlantic’s initial shareholders do not have redemption rights with respect to any common stock owned by them, directly or indirectly (nor will they seek appraisal rights with respect to such common stock if appraisal rights would be available to them).

Limitations on Redemption and Voting Rights Upon Consummation of the Acquisition

Atlantic’s Amended and Restated Certificate of Incorporation provides that any public shareholder that has redemption rights, together with any affiliate of his or any other person with whom he is acting in concert or as a “group” (as defined under Section 13 of Exchange Act), will be restricted from (i) seeking redemption rights with respect to an aggregate of more than 25% of the common stock sold in the IPO (but only with respect to the amount over 25% of the common stock sold in the IPO) and (ii) voting with respect to an aggregate of more than 25% of the shares included in the common stock sold in the IPO. A group will be deemed to exist if (i) persons file or would be required to file a Schedule 13D or 13G indicating the presence of a group, or (ii) persons acknowledge to us, or otherwise make it known, that they are acting, or intend to act, as a group. We believe this restriction will discourage shareholders from accumulating large blocks of common stock in an attempt by such holders to use their redemption right as a means to force us or our management to purchase their common stock at a significant premium to the then current market price or on other undesirable terms. Absent this provision, a public shareholder holding more than 25% of the common stock sold in the IPO could seek redemption, regardless of the merits of the transaction, if such holder’s common stock are not purchased by us or our management at a premium to the then current market price or on other undesirable terms. By limiting our shareholders’ ability to cause us to redeem the common stock sold in the IPO per shareholder or group, we believe we will limit the ability of a small group of shareholders to unreasonably attempt to block a transaction which is favored by our other public shareholders. However, this limitation also makes it easier for us to complete a business combination which is opposed by a significant number of public shareholders.

Automatic Dissolution and Subsequent Liquidation of Trust Account if No Business Combination

Atlantic’s Amended and Restated Certificate of Incorporation provides that we will continue in existence only until the date that is 18 months from the closing of the IPO, or February 14, 2019, or the date that is 24 months from the closing of the IPO, or August 14, 2019, if we extend the period of time to consummate a business combination. If Atlantic has not completed a business combination by such date, it will trigger its automatic dissolution. This has the same effect as if our board of directors and shareholders had formally voted to approve our winding up and dissolution and formally began a voluntary winding up procedure under the Companies Law. As a result, no vote would be required from Atlantic’s shareholders to commence such a voluntary winding up and dissolution. Atlantic views this provision terminating its corporate life by the date that is 18 months from the closing of the IPO, or February 14, 2019, or by the date that is 24 months from the closing of the IPO, or August 14, 2019, if we extend the period of time to consummate a business combination, as an obligation to its shareholders and will not take any action to amend or waive this provision to allow it to survive for a longer period of time. Atlantic’s initial shareholders have waived their rights to participate in any liquidation distribution with respect to their initial shares. There will be no distribution from the trust account with respect to Atlantic’s rights which will expire worthless. Atlantic will pay the costs of liquidation from its remaining assets outside of the trust fund. If such funds are insufficient, Wai Fun Cheng, Ren Hua Zheng, Richard Xu and Tom W. Su have contractually agreed to advance it the funds necessary to complete such liquidation (currently anticipated to be no more than $15,000) and have contractually agreed not to seek repayment of such expenses.

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The proceeds deposited in the trust account could, however, become subject to the claims of Atlantic’s creditors (which could include vendors and service providers Atlantic has engaged to assist it in any way in connection with its search for a target business and that are owed money by us, as well as target businesses themselves) which could have higher priority than the claims of its public shareholders. Wai Fun Cheng, Ren Hua Zheng, Richard Xu and Tom W. Su have contractually agreed that, if Atlantic liquidates prior to the consummation of a business combination, they will be liable to ensure that the proceeds in the trust account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by Atlantic for services rendered or contracted for or products sold to it, but only if such a vendor or prospective target business does not execute such a waiver. Accordingly, if a claim brought by a target business or vendor did not exceed the amount of funds available to Atlantic outside of the trust account balance, our initial shareholders would not have any personal obligation to indemnify such claims as they would be paid from such available funds. However, if a claim exceeded such amounts, the only exceptions to the obligations of Atlantic’s initial shareholders to pay such claim would be if the party executed a valid and binding waiver agreement enforceable under law. If they refused to satisfy their obligations, Atlantic would be required to bring a claim against them to enforce its indemnification rights. Furthermore, as Atlantic’s board cannot waive these indemnification obligations because it would be a breach of their fiduciary obligations, if they refused to satisfy their obligations, Atlantic would be required to bring a claim against them to enforce Atlantic’s indemnification rights. Accordingly, although such agreements are legally binding obligations on the part of Atlantic’s initial shareholders, Atlantic may have difficulty enforcing its rights under such agreements. Therefore, the actual per-share liquidation price could be less than $10.20, due to claims of creditors.

Atlantic’s public shareholders will be entitled to receive funds from the trust account only in the event of the expiration of its existence and its automatic dissolution and subsequent liquidation or if they properly redeem their respective common stock for cash upon consummation of the Business Combination. In no other circumstances will a shareholder have any right or interest of any kind to or in the trust account.

Additionally, in any liquidation proceedings of the company, the funds held in its trust account may be included in its estate and subject to the claims of third parties with priority over the claims of its shareholders. To the extent any such claims deplete the trust account, Atlantic cannot assure you it will be able to return to its public shareholders the liquidation amounts payable to them. Additionally, Atlantic cannot assure you that third parties will not seek to recover from its shareholders amounts owed to them by it. Furthermore, Atlantic’s board may be viewed as having breached their fiduciary duties to its creditors and/or may have acted in bad faith, and thereby exposing itself and the company to claims for having paid public shareholders from the trust account prior to addressing the claims of creditors. Atlantic cannot assure you that claims will not be brought against it for these reasons.

If we are unable to consummate the Business Combination by the date that is 18 months from the closing of the IPO, or February 14, 2019, or by the date that is 24 months from the closing of the IPO, or August 14, 2019, if we extend the period of time to consummate a business combination, the trustee of the trust account will liquidate the investments constituting the trust account and will turn over the proceeds to Atlantic’s transfer agent for distribution to its public shareholders. Concurrently, Atlantic shall pay, or reserve for payment, from funds not held in trust, its liabilities and obligations, although it cannot assure you that there will be sufficient funds for such purpose. If there are insufficient funds held outside the trust account for such purpose, Wai Fun Cheng, Ren Hua Zheng, Richard Xu and Tom W. Su have contractually agreed that, if Atlantic liquidates prior to the consummation of a business combination, they will be liable to ensure that the proceeds in the trust account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by Atlantic for services rendered or contracted for or products sold to it, but only if such a vendor or prospective target business does not execute such a waiver. However, because Atlantic is a special purpose company, rather than an operating company, and its operations have been limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from its vendors and service providers (such as accountants, lawyers, investment bankers, etc.) and potential target businesses. As described above, pursuant to the obligation contained in its underwriting agreement, Atlantic sought to have all vendors, service providers and prospective target businesses execute agreements with it waiving any right, title, interest or claim of any kind they may have in or to any monies held in the trust account. However, not all of these parties executed a waiver (for example, Atlantic’s independent accountants). As a result, Atlantic believes the claims that could be made against it will be limited, thereby lessening the likelihood that any claim would result in any liability extending to the trust. Atlantic therefore believes that any necessary provision for creditors will be reduced and should not have a significant impact on its ability to distribute the funds in the trust account to its public shareholders. There is no guarantee that they will not seek recourse against the trust account. A court could also conclude that such agreements are not legally enforceable. As a result, if Atlantic liquidates, the per-share distribution from the trust account could be less than $10.20.

Facilities

Atlantic maintains its principal executive offices at 1250 Broadway, 36th Floor, New York, New York 10001, Telephone: 646-912-8918.

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Employees

Atlantic has three (3) executive officers. These individuals are not obligated to devote any specific number of hours to our matters and devote only as much time as they deem necessary to our affairs. The amount of time they devote in any time period will vary based on whether a target business has been selected for the business combination and the stage of the business combination process the company is in. Accordingly, once management locates a suitable target business to acquire, they will spend more time investigating such target business and negotiating and processing the business combination (and consequently spend more time to our affairs) than they would prior to locating a suitable target business. We do not intend to have any full time employees prior to the consummation of a business combination.

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DIRECTORS, EXECUTIVE OFFICERS, EXECUTIVE COMPENSATION AND CORPORATE GOVERNANCE

Current Directors and Executive Officers

Atlantic’s current directors and executive officers before the consummation of the Business Combination are as follows:

Name	Age	Position
Richard Xu	41	Chief Executive Officer and Chairman
Tom W. Su	43	President
Peiling He	38	Chief Financial Officer and Secretary
Ren Hua Zheng	47	Director
Wai Fun Cheng	66	Director

Richard Xu served as our Chief Executive Officer, Secretary and director from our inception until May 2017 and was reappointed Chairman and Chief Executive Officer in June 2017. Mr. Xu served as the Chairman and Chief Executive Officer of E-compass Acquisition Corp., a special purpose acquisition company, from September 2014 until its business combination with NYM Group Inc. in February 2017, and then served as the Vice President to iFresh, Inc. (the successor to E-compass Acquisition Corp.) until March 2017. Mr. Xu served as the President and a member of the board of directors of Sino Mercury Acquisition Corp. from its inception in March 2014 until its business combination with Wins Finance Group Ltd. in October 2015 and served as the President and a member of the board of directors of Wins Finance Holdings Inc. (the successor to Sino Mercury Acquisition Corp.) from that time until July 2016. From October 2010 to August 2014, Mr. Xu served as President of CIFCO International Group, a financial advisory firm focused on overseas investments in Chinese enterprises. From May 2009 to October 2010, Mr. Xu was a Director of the Investment Banking Division of Maxim Group, an investment banking and securities broker-dealer based in New York City, where he was responsible for the firm’s Chinese investments. From September 2005 to May 2009, Mr. Xu was a Partner of Viking Investment Co., an investment banking firm that he co-founded with responsibility for overseas restructuring, mergers and acquisitions, and financing of Chinese private companies. From 2004 to 2006, Mr. Xu served as a trader at Suisse American Securities, a subsidiary of Credit Suisse Group. Prior to that, Mr. Xu served as a Vice President at Asia power Investment PTE Ltd., a public company in Singapore. Mr. Xu’s experience in mergers and acquisitions, includes cross-border transactions involving the United States and China, over the last 10 years include more than 10 transactions, which Mr. Xu actively participated in (in a variety of capacities) from initial deal sourcing and negotiation through consummation. Mr. Xu obtained his Bachelor Degree from Tsinghua University in Beijing, and a Master’s Degree in Computer Science from the Courant Institute of New York University.

 Tom W. Su has served as our President since June 2017. Mr. Su is the Co-Founder of Chadsel LLC, an investment company in the United States, and has served as its Director focusing on fundraising and market development, since March 2012. Mr. Su has also served as Vice Chairman of American Fujianese Business Association Inc. for operation supervision since December 2009 and worked as founder of United States New York Asian Association, a New York Asian association since September 1999. From September 2016 to February 2017, Mr. Su was Vice President of E-compass Acquisition Corp. focusing on finance and investor relationships, and from July 2015 to August 2016, Mr. Su was Founder and Director of Ivy Tiger Capital LLC supervising strategy implementation, business operation and performance valuation of executives. Mr. Su has experience and connections to investments and businesses operated by ethnic minorities which we believe will be a source of potential targets for us. Mr. Su studied for art design in Xiamen Academy of Arts and Design, Fuzhou University in China from September 1991 to March 1994.

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Peiling He served as our Chief Financial Officer and Treasurer from our inception until May 2017, and was reappointed Chief Financial Officer and Secretary in June 2017. Ms. He served as the Chief Financial Officer of E-compass Acquisition Corp., a special purpose acquisition company, from October 2014 until February 2017, and then served as the Chief Financial Officer to iFresh, Inc., the successor to E-compass Acquisition Corp. until May 2017. Ms. He served as the Chief Financial Officer of Sino Mercury Acquisition Corp. from its inception in March 2014 until its business combination with Wins Finance Group Ltd. in October 2015 and served as the Chief Financial Officer of Wins Finance Holdings Inc. from that time to August 2016. From May 2012 to August 2014, Ms. He served as Chief Financial Officer of Deyu Agriculture Corp. (formerly, Eco Building International Inc.), an agriculture company operated in China. She also served as Deyu Agriculture Corp.’s Acting Chief Financial Officer from February 2012 to May 2012 and its Financial Controller from October 2011 to February 2012. Ms. He served as an audit manager for Deloitte Touche Tohmatsu CPA Ltd. in China from July 2005 through September 2011, where she worked for multinational corporations and Chinese corporate clients, including private companies and publicly listed companies in the United States. Ms. He’s experience in mergers and acquisitions includes conducting target sourcing, financial due diligence and deal negotiation as financial expert, including several transactions in financial, consumer products, retail and manufacturing industries. Ms. He earned a Master’s Degree in Management from the Chinese Academy of Sciences and a Bachelor’s Degree in Accounting from Tsinghua University in China. Ms. He is also a Certified Public Accountant of China and Certified General Accountant of Canada.

 Ren Hua Zheng has served as our Independent Director since June 2017. Mr. Zheng was founder of Hope Kitchen Cabinets and Stone Supply LLC, a cabinet decoration company in the United States. and has served as Manager of since January 2006. Mr. Zheng has served as Property Manager of H&C Brother LLC, Orland Property LLC, B&J Investment LLC and 5904 5th Ave LLV since January 1999. Mr. Zheng’s experience includes strategy implementation, sale and marketing, staff training, cost analysis and financial budget supervision in enterprise operation.

 Wai Fun Cheng has served as our Independent Director since June 2017. Mr. Cheng was Founder of W.Y. Industries, Inc., a company providing products in the food packaging industries and served as its President since 1977. Mr. Cheng grew W.Y. Industries from a small plastics manufacturing company to one serving customers throughout the United States internationally. Mr. Cheng has 40 years of experience on hands-on managerial experience and business acumen, including strategy, finance, operations, sales, and marketing, and developed deep understanding of critical business drivers within the industry. Mr. Cheng obtained GED Diploma in NY State Adult Education in May 1976.

Audit Committee

Effective August 8, 2017, we established an audit committee of the board of directors, which consists of Ren Hua Zheng and Wai Fun Cheng, each of whom is an independent director under the Nasdaq’s listing standards. Ren Hua Zheng serves as chairman of the audit committee. The audit committee’s duties, which are specified in our Audit Committee Charter, include, but are not limited to:

●	reviewing and discussing with management and the independent auditor the annual audited financial statements, and recommend to the board whether the audited financial statements should be included in our Form 10-K;

●	discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements;

●	discussing with management major risk assessment and risk management policies;

●	monitoring the independence of the independent auditor;

●	verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

●	reviewing and approving all related-party transactions;

●	inquiring and discussing with management our compliance with applicable laws and regulations;

●	pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed;

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●	appointing or replacing the independent auditor;

●	determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

●	establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies; and

●	approving reimbursement of expenses incurred by our management team in identifying potential target businesses.

Financial Experts on Audit Committee

The audit committee will at all times be composed exclusively of “independent directors” who are “financially literate” as defined under the Nasdaq listing standards. The Nasdaq listing standards define “financially literate” as being able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement.

In addition, we must certify to Nasdaq that the committee has, and will continue to have, at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in the individual’s financial sophistication. The board of directors has determined that Ren Hua Zheng qualifies as an “audit committee financial expert,” as defined under rules and regulations of the SEC.

Director Nominations

We do not have a standing nominating committee, though we intend to form a corporate governance and nominating committee as and when required to do so by law or NASDAQ rules. In accordance with Rule 5605(e)(2) of the NASDAQ rules, a majority of the independent directors may recommend a director nominee for selection by the board of directors. The board of directors believes that the independent directors can satisfactorily carry out the responsibility of properly selecting or approving director nominees without the formation of a standing nominating committee. In accordance with Rule 5605(e)(1)(A) of the NASDAQ rules, all such directors are independent. As there is no standing nominating committee, we do not have a nominating committee charter in place.

The board of directors will also consider director candidates recommended for nomination by our stockholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of stockholders (or, if applicable, a special meeting of stockholders). Our stockholders that wish to nominate a director for election to the Board should follow the procedures set forth in our bylaws.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the board of directors considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders.

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Compensation Committee

Effective as of August 8, 2017, we established a compensation committee of the board of directors, which consists of Ren Hua Zheng and Wai Fun Cheng, each of whom is an independent director under Nasdaq’s listing standards. The compensation committee’s duties, which are specified in our Compensation Committee Charter, include, but are not limited to:

●	reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer’s based on such evaluation;

●	reviewing and approving the compensation of all of our other executive officers;

●	reviewing our executive compensation policies and plans;

●	implementing and administering our incentive compensation equity-based remuneration plans;

●	assisting management in complying with our proxy statement and annual report disclosure requirements;

●	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;
●	if required, producing a report on executive compensation to be included in our annual proxy statement; and

●	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The charter will also provide that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by NASDAQ and the SEC.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our officers, directors and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and ten percent stockholders are required by regulation to furnish us with copies of all Section 16(a) forms they file. We believe that, during the transition period ended December 31, 2017, all filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were complied with.

Code of Ethics

On August 8, 2017, our board of directors adopted a code of ethics that applies to our executive officers, directors and employees. The code of ethics codifies the business and ethical principles that governs aspects of our business.  We will provide a copy of our code of ethics to any person, upon request, without charge. Requests should be sent in writing to Atlantic Acquisition Corp., 1250 Broadway, 36th Floor, New York, New York 10001.

Directors and Executive Officers after the Business Combination

Atlantic’s directors and executive officers after the Business Combination will be as follows:

Name	Age	Position
Zhou Min Ni	50	Chairman and Chief Executive Officer
Chan Sin Wong	52	Director and President
Jian Ming Ni	46	Chief Financial Officer
Ren Hua Zheng	47	Independent Director
Hong Wang	59	Independent Director
Zhehui Ni	35	Independent Director

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Zhou Min Ni, together with his wife, Chan Sin Wong are founded HF Group. Mr. Ni has served as Chairman and Chief Executive Officer of HF Group for over 20 years since he founded the business in 1997. From 1997 to the present, Mr. Ni has been responsible for the supervision of HF Group’s strategy development, financing, acquisition, business expansion, inventory procurement and vendor management. Under his leadership, HF Group has developed into a well-recognized foodservice distributor operating three distribution centers serving over 3,200 Chinese/Asian restaurants in ten states in Southeastern American.

We believe Mr. Zhou Min Ni’s qualification to sit on our board of directors includes his extensive knowledge of HF Group and the foodservice distribution industry serving Chinese/Asian restaurants, his 20 years of management and leadership experience in HF Group and his connections in Chinese/Asian American business society.

Chan Sin Wong, the wife of Zhou Min Ni, co-founded HF Group in 1997. She has served as Director and President of HF Group for over 20 years since she co-founded HF Group in 1997. From 1997 to the present, Ms. Wong has been responsible for the operation and supervision of HF Group, including sales, inventory, logistics distribution, human resources, regulations and legal compliance. She also led the development of HF Group’s logistics and distribution network.

We believe Ms. Wong’s qualification to sit on our board of directors includes her knowledge of HF Group, her extensive expertise in company operations, and established relationships with service providers.

Jian Ming Ni has served as HF Group’s Chief Financial Officer since 2008. He is responsible for the financial management, reporting and financing of HF Group. He was management consultant of Han Feng Inc., one of HF Group’s subsidiaries from 2003 to 2008, leading or participating various development projects of HF Group. Before joining HF Group, Mr. Jian Ming Ni was President at East Machinery Group, a manufacturing company in the welding industry located at Ontario Canada and Managing director of C. Y. Welding Ltd., a company conducting food machinery business. Mr. Jian Ming Ni held Master’s degree of science of Accounting and is Certified Public Accountant certified in the State of North Carolina.

See Ren Hua Zheng’s biography on page 91 of this proxy statement.

Dr. Hong Wang has served as a Professor of Management Information Systems North Carolina A&T State University since 2005 and a Visiting Professor at Yunnan University of Finance and Economics in China since June, 2012, Dalian Maritime University in China since June, 2012 and Henan Polytechnic University in China since June, 2015. He has over 30 years of university teaching experience and has taught Management Sciences, Operations Research, Optimization, Business Environment, Management Concepts, Strategic Management, Engineering Economy, in addition to various Information Systems courses at both graduate and undergraduate levels. Dr. Wang is active in professional and community services. He has served, in multiple cities in the US, for several terms as a president of local Chinese Associations, Board members, principal of Chinese schools, academic conference session chairs, journal referees, etc. He also helped several Chinese universities to establish international programs collaborated with US universities. Dr. Wang received his Ph.D. in Management Information Systems/Decision Sciences from Ohio State University.

We believe Mr. Wang’s qualification to sit on our board of directors includes his knowledge of management, operations, optimization, business environment, and economic engineering.

Zhehui Ni has served as vice president of Shanghai Electric Investment Company since 2014, charged with strategic and financial investment of the Group. She worked as associate at Haixiahuifu Investment Company from 2011 to 2013 and worked as a senior consultant in Deloitte Touche Tohmatsu Shanghai Office from 2007 to 2011. Ms. Ni is experienced in equity investment, corporate finance and investment related tax structuring. Ms. Ni received a master’s degree and bachelor’s degree in international economical law from Shanghai Jiaotong University. She is certificated public accountant and certified tax accountant, and passed the bar exam in the PRC.

We believe Mr. Ni’s qualification to sit on our board of directors includes her knowledge in accounting, financial reporting, equity investment, corporate finance and investment related tax structuring.

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Compensation of Directors and Executive Officers

Compensation of Officers and Directors of Atlantic

No executive officer has received any cash compensation for services rendered to us. No compensation of any kind, including finders, consulting or other similar fees, will be paid to any of our existing shareholders, including our directors, or any of their respective affiliates, prior to, or for any services they render in order to effectuate, the consummation of a business combination. However, such individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. There is no limit on the amount of these out-of-pocket expenses and there will be no review of the reasonableness of the expenses by anyone other than our board of directors and audit committee, which includes persons who may seek reimbursement, or a court of competent jurisdiction if such reimbursement is challenged.

Compensation of Officers and Directors of HF Group

Summary Compensation Table

The following Summary Compensation Table summarizes the total compensation accrued for HF Group’s named executive officers in each of 2017 and 2016 and should be read in conjunction with the Compensation Discussion and Analysis.

	Year			Stock and Option	All Other
	Ended	Salary	Bonus	Awards	Compensation	Total
Name and Principal Position	December 31,	($)	($)	number	($)	($)
Ni, Zhou Min	2017	240,000	—	—	—	240,000
(Chairman and Chief Executive Officer)	2016	240,000	—	—	—	240,000

Wong, Chan Sin	2017	240,000	—	—	—	240,000
(Director and President)	2016	240,000	—	—	—	240,000

Jian Ming Ni	2017	70,000	—	—	—	70,000
(Chief Financial Officer)	2016	70,000	—	—	—	70,000

Grants of Plan Based Awards

None of HF Group’s named executive officers participate in or have account balances in any plan based award programs.

Employment Agreements

None of HF Group’s named executive officers have employment agreements with HF Group or the Manager.

Outstanding Equity Awards at Fiscal Year-End; Option Exercises and Stock Vested

None of HF Group’s named executive officers have ever held options to purchase interests in it or other awards with values based on the value of its interests.

Pension Benefits

None of HF Group’s named executive officers participate in or have account balances in qualified or nonqualified defined benefit plans sponsored by it.

Nonqualified Deferred Compensation

None of HF Group’s named executive officers participate in or have account balances in nonqualified defined contribution plans or other deferred compensation plans maintained by it.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT BEFORE THE BUSINESS COMBINATION

The following table sets forth information regarding the beneficial ownership of Atlantic’s common stock as of [__________], 2018 by:

●     each person known to Atlantic to be the beneficial owner of more than 5% of its outstanding common stock;

●     each of its officers and directors; and

●     all of its officers and directors as a group.

Unless otherwise indicated, Atlantic believes that all persons named in the table have sole voting and investment power with respect to all common stock beneficially owned by them.

Beneficial ownership is determined in accordance with SEC rules and includes voting or investment power with respect to securities. Except as indicated by the footnotes below, Atlantic believes, based on the information furnished to it, that the persons and entities named in the table below have sole voting and investment power with respect to all Atlantic common stock that they beneficially own, subject to applicable community property laws. All Atlantic common stock subject to options or warrants exercisable within 60 days of [_________], 2018 are deemed to be outstanding and beneficially owned by the persons holding those options or warrants for the purpose of computing the number of shares beneficially owned and the percentage ownership of that person. They are not, however, deemed to be outstanding and beneficially owned for the purpose of computing the percentage ownership of any other person.

Subject to the paragraph above, percentage ownership of outstanding shares is based on 5,872,497 common stock outstanding as of the record date. Such information does not include any shares issuable to the HF Group stockholders pursuant to the Acquisition Agreement.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership of Common Stock(2)	Approximate Percentage of Outstanding Shares of Common Stock
Richard Xu	422,587	7.2%
Tom W. Su	422,587	7.2%
Peiling He	165,937	2.8%
Ren Hua Zheng	30,531	*
Wai Fun Cheng	274,656	4.7%
Karpus Management, Inc.(3)	865,258	14.7%
Weiss Asset Management LP (4)	478,600	8.1%
BIP GP LLC (4)	296,732	5.1%
WAM GP LLC (4)	478,600	8.1%
Andrew M. Weiss (4)	478,600	8.1%
Bulldog Investors LLC (5)	297,750	5.1%
Philip Goldstein (5)	297,750	5.1%
Andrew Dakos (5)	297,750	5.1%
Steven Samuels (5)	297,750	5.1%
Polar Asset Management Partners Inc. (6)	700,000	11.9%
All directors, director nominees and executive officers as a group (5 individuals)	1,316,298	22.4%

*      Less than 1%.

(1)	Unless otherwise indicated, the business address of each of the individuals is c/o Atlantic Acquisition Corp., 1250 Broadway, 36th Floor New York, NY 10001.

(2)	Does not include beneficial ownership of any shares of common stock underlying outstanding rights as such shares are not issuable within 60 days of the date of this proxy statement.

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(3)	Based on a Schedule 13G dated February 28, 2018 filed by the reporting person. The address for the reporting person is 183 Sully’s Trail, Pittsford, New York 14534. Daniel Lippincott is the Senior Tax-Sensitive Manager for the reporting person.

(4)	Based on a Schedule 13G dated February 2, 2018 jointly filed by the reporting persons. The address for the reporting persons is 222 Berkeley St., 16th floor, Boston, Massachusetts 02116. Shares reported for BIP GP LLC include shares beneficially owned by a private investment partnership (the “Partnership”) of which BIP GP LLC is the sole general partner. Weiss Asset Management LP is the sole investment manager to the Partnership. WAM GP LLC is the sole general partner of Weiss Asset Management LP. Andrew M. Weiss is the managing member of WAM GP LLC and BIP GP LLC. Shares reported for WAM GP LLC, Andrew M. Weiss and Weiss Asset Management LP include shares beneficially owned by the Partnership (and reported above for BIP GP).

(5)	Based on a Schedule 13G dated December 31, 2017 jointly filed by the reporting persons. The address for the reporting persons is Park 80 West, 250 Pehle Ave. Suite 708, Saddle Brook, NJ 07663. Phillip Goldstein, Andrew Dakos and Steven Samuels own Bulldog Investors, LLC, a registered investment adviser.

(6)	Based on a Schedule 13G dated August 31, 2017 filed by the reporting person. The address for the reporting person is 401 Bay Street, Suite 1900, PO Box 19, Toronto, Ontario M5H 2Y4, Canada. Jennifer Schwartz is the VP, Legal and Compliance for the reporting person.

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Security Ownership of the Combined Company after the BUSINESS COMBINATION

The following tables sets forth information regarding the beneficial ownership of Atlantic’s common stock and preferred stock immediately after the consummation of the Business Combination by:

●     each person known to Atlantic who will be the beneficial owner of more than 5% of any class of its stock immediately after the Business Combination;

●      each of its officers and directors; and

●      all of its officers and directors as a group.

Unless otherwise indicated, Atlantic believes that all persons named in the table will have, immediately after the consummation of the Business Combination, sole voting and investment power with respect to all Atlantic securities beneficially owned by them.

Beneficial ownership is determined in accordance with SEC rules and includes voting or investment power with respect to securities. Except as indicated by the footnotes below, Atlantic believes, based on the information furnished to it, that the persons and entities named in the table below will have, immediately after the consummation of the Business Combination, sole voting and investment power with respect to all stock that they beneficially own, subject to applicable community property laws. All Atlantic stock subject to options or warrants exercisable within 60 days of the consummation of the Acquisition are deemed to be outstanding and beneficially owned by the persons holding those options or warrants for the purpose of computing the number of shares beneficially owned and the percentage ownership of that person. They are not, however, deemed to be outstanding and beneficially owned for the purpose of computing the percentage ownership of any other person.

Subject to the paragraph above, percentage ownership of outstanding shares is based on [26,318,955] shares of Atlantic common stock to be outstanding upon consummation of the Acquisition. The table below assumes that no Atlantic common stock has been redeemed.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Percent of Class
Zhou Min Ni(3)	6,689,896	25.4%
Chan Sin Wong (3)	0	0
Jian Ming Ni	199,698	*
Ren Hua Zheng	33,031	*
Hong Wang	0	0
Zhehui Ni	0	0
All directors and executive officers as a group (6 individuals)	6,922,625	26.3%
Five Percent Holders:
Irrevocable Trust for Raymond Ni(4)	5,591,553	21.2%
Irrevocable Trust for Amanda Ni(4)	798,793	3.0%
Irrevocable Trust for Ivy Ni(4)	798,793	3.0%
Irrevocable Trust for Tina Ni(4)	798,793	3.0%
HT Group Holding, L.L.C. (5)	1,897,134	7.2%
Wah Lam(6)	1,397,888	5.3%

*Less than one percent.

(1)	Unless otherwise indicated, the business address of each of the individuals is c/o HF Foods Group Inc. (formerly Atlantic Acquisition Corp.), 6001 West Market Street, Greensboro, North Carolina 27409.

(2)	Does not include beneficial ownership of any shares of common stock underlying outstanding rights as such shares are not issuable within 60 days of the date of this proxy statement.

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(3)	Consists of shares beneficially owned by Zhou Min Ni, Ms. Wong, Chan Sim’s husband.

(4)	Jian Ming Ni has voting and dispositive power over the shares owned by Irrevocable Trust for Raymond Ni, Irrevocable Trust for Amanda Ni, Irrevocable Trust for Ivy Ni and Irrevocable Trust for Tina Ni. The business address for the four trust is 810 Northern Shore point, Greensboro, NC.

(5)	Xiao Yong Zhang has voting and dispositive power over the shares owned by HT Group Holding, L.L.C. Its business address is 4417 Shenandoah St., Dallas, TX.

(6)	The business address of Wah Lam is 601 SW 33nd Ave, Ocala, FL.

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CERTAIN TRANSACTIONS

Certain Transactions of Atlantic

In June 2016, 1,150,000 shares of our common stock were sold at a price of approximately $0.02 per share for an aggregate of $25,000. In May 2017, we repurchased and canceled the initial shareholder shares and issued an additional 1,150,000 shares to Atlantic’s initial shareholders, for $25,000, or approximately $0.02 per share. In addition, simultaneously with the consummation of the IPO, we consummated the private placement (“Private Placement”) of 320,000 Units (“Private Placement Units”) at a price of $10.00 per Private Placement Unit, generating total proceeds of $3,200,000, to Atlantic’s initial shareholders and Chardan Capital Markets, LLC. Further, on August 21, 2017, simultaneously with the sale of the over-allotment units, we consummated the private sale of an additional 21,250 Private Placement Units. On August 22, 2017, the underwriters canceled the remainder of the over-allotment option. In connection with the cancellation of the remainder of the over-allotment option, we canceled an aggregate of 43,753 shares of common stock issued to our initial shareholders prior to the IPO and Private Placement. The Private Placement Units are identical to the Units sold in the IPO.

The private units are identical to the units sold in the IPO. However, the holders have agreed (A) to vote their private shares and any public shares acquired in favor of any proposed business combination, (B) not to propose, or vote in favor of, an amendment to our certificate of incorporation that would affect the substance or timing of our obligation to redeem 100% of our public shares if we do not complete our initial business combination by the date that is 18 months from the closing of the IPO, or February 14, 2019, or by the date that is 24 months from the closing of the IPO, or August 14, 2019, if we extend the period of time to consummate a business combination, unless we provide our public stockholders with the opportunity to redeem their shares of common stock upon approval of any such amendment at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our franchise and income taxes, divided by the number of then outstanding public shares, (C) not to convert any shares (including the private shares) into the right to receive cash from the trust account in connection with a stockholder vote to approve our proposed initial business combination (or sell any shares they hold to us in a tender offer in connection with a proposed initial business combination) or a vote to amend the provisions of our certificate of incorporation relating to the substance or timing of our obligation to redeem 100% of our public shares if we do not complete our initial business combination within 18 months from the closing of the IPO (or 24 months, as applicable) and (D) that the private shares shall not be entitled to be redeemed for a pro rata portion of the funds held in the trust account if a business combination is not consummated. Additionally, our insiders (and/or their designees) have agreed not to transfer, assign or sell any of the private units or underlying securities (except to transferees that agree to the same terms and restrictions agreed to by the insiders) until the completion of our initial business combination.

In order to meet our working capital needs, our insiders, officers and directors may, but are not obligated to, loan us funds, from time to time or at any time, in whatever amount they deem reasonable in their sole discretion. Each loan would be evidenced by a promissory note. The notes would either be paid upon consummation of our initial business combination, without interest, or, at the lender’s discretion, up to $500,000 of the notes may be converted upon consummation of our business combination into additional private units at a price of $10.00 per unit. Our stockholders have approved the issuance of the private units upon conversion of such notes, to the extent the holder wishes to so convert such notes at the time of the consummation of our initial business combination. If we do not complete a business combination, any outstanding loans from our insiders, officers and directors or their affiliates, will be repaid only from amounts remaining outside our trust account, if any.

The holders of our insider shares issued and outstanding on the date of this proxy statement, as well as the holders of the private units (and underlying securities) and any shares our insiders, officers, directors or their affiliates may be issued in payment of working capital loans made to us, will be entitled to registration rights pursuant to an agreement signed by them in connection with the IPO. The holders of a majority of these securities are entitled to make up to two demands that we register such securities. Pursuant to an agreement with HF Group, The holders of the majority of the insider shares can elect to exercise these registration rights at any time commencing three months after the closing of the Business Combination. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to our consummation of the Business Combination. We will bear the expenses incurred in connection with the filing of any such registration statements.

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As of December 31, 2017, Ren Hua Zheng, had loaned to us $175,000 to repay the then outstanding $175,000 loan, which had been used to cover expenses related to the IPO and was repaid on June 1, 2017. The loan was repaid without interest on the consummation of the IPO.

No compensation or fees of any kind, including finder’s fees, consulting fees or other similar compensation, will be paid to our insiders or any of the members of our management team, for services rendered to us prior to, or in connection with the consummation of our initial business combination (regardless of the type of transaction that it is). However, such individuals will receive reimbursement for any out-of-pocket expenses incurred by them in connection with activities on our behalf, such as identifying potential target businesses, performing business due diligence on suitable target businesses and business combinations as well as traveling to and from the offices, plants or similar locations of prospective target businesses to examine their operations. There is no limit on the amount of out-of-pocket expenses reimbursable by us; provided, however, that to the extent such expenses exceed the available proceeds not deposited in the trust account and the interest income earned on the amounts held in the trust account, such expenses would not be reimbursed by us unless we consummate an initial business combination.

After our initial business combination, members of our management team who remain with us may be paid consulting, board, management or other fees from the combined company with any and all amounts being fully disclosed to stockholders, to the extent then known, in the proxy solicitation materials furnished to our stockholders. It is unlikely the amount of such compensation will be known at the time of a stockholder meeting held to consider our initial business combination, as it will be up to the directors of the post-combination business to determine executive and director compensation. In this event, such compensation will be publicly disclosed at the time of its determination in a Current Report on Form 8-K, as required by the SEC.

All ongoing and future transactions between us and any of our officers and directors or their respective affiliates will be on terms believed by us to be no less favorable to us than are available from unaffiliated third parties. Such transactions will require prior approval by our audit committee and a majority of our uninterested independent directors, in either case who had access, at our expense, to our attorneys or independent legal counsel. We will not enter into any such transaction unless our audit committee and a majority of our disinterested independent directors determine that the terms of such transaction are no less favorable to us than those that would be available to us with respect to such a transaction from unaffiliated third parties.

Related Party Policy

Our Code of Ethics, which we adopted upon consummation of our IPO, requires us to avoid, wherever possible, all related party transactions that could result in actual or potential conflicts of interests, except under guidelines approved by the board of directors (or the audit committee). Related-party transactions are defined as transactions in which (1) the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year, (2) we or any of our subsidiaries is a participant, and (3) any (a) executive officer, director or nominee for election as a director, (b) greater than 5% beneficial owner of our common stock, or (c) immediate family member, of the persons referred to in clauses (a) and (b), has or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity). A conflict of interest situation can arise when a person takes actions or has interests that may make it difficult to perform his or her work objectively and effectively. Conflicts of interest may also arise if a person, or a member of his or her family, receives improper personal benefits as a result of his or her position.

We also require each of our directors and executive officers to annually complete a directors’ and officers’ questionnaire that elicits information about related party transactions.

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Our audit committee, pursuant to its written charter, is responsible for reviewing and approving related-party transactions to the extent we enter into such transactions. All ongoing and future transactions between us and any of our officers and directors or their respective affiliates will be on terms believed by us to be no less favorable to us than are available from unaffiliated third parties. Such transactions will require prior approval by our audit committee and a majority of our uninterested “independent” directors, or the members of our board who do not have an interest in the transaction, in either case who had access, at our expense, to our attorneys or independent legal counsel. We will not enter into any such transaction unless our audit committee and a majority of our disinterested “independent” directors determine that the terms of such transaction are no less favorable to us than those that would be available to us with respect to such a transaction from unaffiliated third parties. Additionally, we require each of our directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions.

These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

To further minimize potential conflicts of interest, we have agreed not to consummate a business combination with an entity which is affiliated with any of our initial shareholders unless we obtain an opinion from an independent investment banking firm that the business combination is fair to our unaffiliated shareholders from a financial point of view. Furthermore, in no event will any of our existing officers, directors, special advisors or initial shareholders, or any entity with which they are affiliated, be paid any finder’s fee, consulting fee or other compensation prior to, or for any services they render in order to effectuate, the consummation of a business combination.

Certain Transactions of HF Group

Related party sales transactions

HF Group makes regular sales, to or purchases from, various related parties during the normal course of business. The total sales made to related parties amounted to $4,704,861 and $4,696,206 for the three months ended March 31, 2018 and 2017, respectively, and $18,449,864 and $18,576,268 for the years ended December 31, 2017 and 2016, respectively.

Below is a breakdown of sales to related parties:

		For The Three Months Ended March 31,		For The Years Ended December 31,
#	Name of Related Party	2018	2017	2017	2016
(1)	Eagle Food Service LLC	$1,711,787	$1,971,978	$7,146,894	$8,567,797
(2)	Eastern Fresh LLC	1,417,816	1,081,217	4,819,421	3,784,656
(3)	N&F Logistic Inc.	711,468	724,970	2,253,248	2,364,083
(4)	Heng Feng Food Service Inc.	444,677	439,008	1,940,294	1,919,234
(5)	Allstate Trading Company Inc.	3,000	124,955	617,495	123,417
(6)	Fortune one Foods Inc.	194,758	176,557	574,805	651,422
(7)	Enson Trading-LLC	88,349	176,628	570,235	892,966
(8)	GA-GW Seafood, Inc.	133,006	893	527,471	7,570
(9)	New Marco Food Inc.	—	—	—	134,426
(10)	New Day Top Trading Inc.	—	—	—	110,048
(11)	New ShunFeng Trading Inc	—	—	—	20,650
	Total	$4,704,861	$4,696,206	$18,449,864	$18,576,268

(1)	Tina Ni, the daughter of Mr. Zhou Min Ni (CEO), owns a 50% equity interest in Eagle Food Service LLC;

(2)	Mr. Zhou Min Ni owns a 30% equity interest in Eastern Fresh LLC;

(3)	Mr. Zhou Min Ni owns a 25% equity interest in N&F Logistic, Inc.;

(4)	Mr. Zhou Min Ni owns a 45% equity interest in Hengfeng Food Service Inc.;

(5)	Mr. Zhou Min Ni owns a 40% equity interest in Allstate Trading Company Inc.;

(6)	N&F Logistic, Inc., one of HF Group’s related parties owns a 70% equity interest in Fortune one Foods Inc.;

(7)	Mr. Zhou Min Ni owns a 25% equity interest in Enson Trading LLC;

(8)	Mr. Zhou Min Ni owns a 100% equity interest in GA-GW Seafood, Inc.;

(9)	Mr. Zhou Min Ni owns a 30% equity interest in New Marco Food Inc.;

(10)	Amanda Ni, the daughter of Mr. Zhou Min Ni (CEO), owns a 19% equity interest in New Day Top Trading Inc.;

(11)	Mr. Zhou Min Ni owns a 30% equity interest in New ShunFeng Trading Inc., which was dissolved in 2016;

HF Group had a total accounts receivable balance of $1,535,647, $1,586,420 and $2,851,441 due from its related parties in the above sales transactions as of March 31, 2018, and December 31, 2017 and 2016, respectively. All these accounts receivables due from related parties occurred in the ordinary course of business are current and are considered fully collectible.

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Below is a breakdown of accounts receivable with related parties:

Name of Related Party	As of March 31, 2018	As of December 31, 2017	As of December 31, 2016
Allstate Trading Company Inc.	$52,120	$176,660	$51,120
GA-GW Seafood, Inc.	78,000	87,814	—
Eagle Food Service LLC	—	656,799	1,186,900
Fortune One Foods Inc.	—	154,904	122,931
Eastern Fresh LLC	921,898	340,114	1,019,894
New Marco Food Inc.	—	170,129	232,439
New Day Top Trading Inc.	—	—	4,037
Enson Trading LLC	—	—	133,075
N&F Logistic, Inc.	—	—	101,045
Revolution Automotive, LLC	483,628	—	—
Total	$1,535,646	$1,586,420	$2,851,441

The Company also periodically receives advances from its related parties for sales transactions. These advances are interest free and due upon demand. The balances for advances from customers involving its related parties in the above sales transactions amounted to $154,143, $1,350,296 and $975,766 as of March 31, 2018, and December 31, 2017 and 2016, respectively.

Below is a breakdown of advances from related parties:

Name of Related Party	As of March 31, 2018	As of December 31, 2017	As of December 31, 2016
Enson Trading LLC	$154,143	$242,492	$—
N&F Logistic, Inc.	—	322,333	—
Hengfeng Food Service Inc.	—	785,471	975,766
Total	$154,143	$1,350,296	$975,766

Related party purchase transactions

HF Group makes regular purchases from various related parties during the normal course of business. The total purchases made from related parties were $7,134,760 and $6,428,930 for the three months ended March 31, 2018 and 2017, respectively, and $32,221,005 and $31,714,247 for the years ended December 31, 2017 and 2016, respectively.

Below is a breakdown of purchases from related parties:

		For The Three Months Ended March 31,		For The Years Ended December 31,
#	Name of Related Party	2018	2017	2017	2016
(1)	Golden Poultry, LLC	$1,586,141	$1,571,446	$7,065,901	$5,487,046
(2)	Eastern Fresh LLC	1,971,993	1,858,322	6,486,180	6,780,803
(3)	Fujian RongFeng Plastic Co., Ltd.	—	—	4,644,437	4,586,154
(4)	NC Good Taste Noodle Inc.	1,013,159	1,102,969	4,060,177	4,145,914
(5)	Fuzhou (Hanfeng ) Information Tec.	—	—	2,832,933	2,604,934
(6)	Fortune one Foods Inc.	8,700	527,240	1,318,459	1,711,889
(7)	N&F Logistic, Inc.	288,776	340,618	1,273,190	1,047,520
(8)	Collegepoint Distribution, LLC	—	366,700	1,100,100	366,700
(9)	GA-GW Seafood, Inc.	1,171,404	—	926,427	18,409
(10)	New Day Top Trading Inc.	—	247,430	761,020	2,075,045
(11)	Enson Trading LLC (Eternal Food Service Inc.	96,287	46,910	616,639	554,693
(12)	Ocean Pacific Seafood Group	147,027	126,946	524,722	538,284
(13)	Allstate Trading Company Inc.	—	188,377	327,821	317,195
(14)	Eagle Food Service LLC	78,483	31,159	149,714	143,831
(15)	NSG International Inc.	54,000	20,813	86,092	1,334,918
(16)	Great Wall Seafood Florida Inc.	—	—	23,542	—
(17)	UGO USA INC.	163,640	—	19,151	913
(18)	iUnited Services	—	—	4,500	—
(19)	Revolution Automotive, LLC	555,150	—	—	—
	Total	$7,134,760	$6,428,930	$32,221,005	$31,714,247

(1)	Mr. Zhou Min Ni owns a 40% equity interest in Golden Poultry, LLC;

(2)	Mr. Zhou Min Ni owns a 30% equity interest in Eastern Fresh LLC;

(3)	Mr. Zhou Min Ni is the legal representative in Fujian RongFeng Plastic Co., Ltd.;

(4)	Mr. Jian Ming Ni owns a 66.6% equity interest in NC Good Taste Noodle Inc.;

(5)	Mr. Zhou Min Ni owns a 100% equity interest in Fuzhou (Hanfeng) Information Tec.;

(6)	N&F Logistic, Inc., one of HF Group’s related parties, owns a 70% equity interest in Fortune one Foods Inc.;

(7)	Mr. Zhou Min Ni owns a 25% equity interest in N&F Logistic, Inc.;

(8)	Mr. Zhou Min Ni owns a 33.3% equity interest in Collegepoint Distribution, LLC;

(9)	Mr. Zhou Min Ni owns a 100% equity interest in GA-GW Seafood, Inc.;

(10)	Amanda Ni, the daughter of Mr. Zhou Min Ni (CEO), owns a 19% equity interest in New Day Top Trading Inc.;

(11)	Mr. Zhou Min Ni owns a 25% equity interest in Enson Trading LLC;

(12)	Mr. Zhou Min Ni owns a 25% equity interest in Ocean Pacific Seafood Group;

(13)	Mr. Zhou Min Ni owns a 40% equity interest in Allstate Trading Company Inc.;

(14)	Tina Ni, the daughter of Mr. Zhou Min Ni (CEO), owns a 50% equity interest in Eagle Food Service LLC;

(15)	Mr. Zhou Min Ni owns a 30% equity interest in NSG International Inc.;

(16)	Mr. Zhou Min Ni owns a 30% equity interest in Great Wall Seafood Florida Inc., which was dissolved in 2016;

(17)	Mr. Zhou Min Ni owns a 30% equity interest in UGO USA Inc.;

(18)	Mr. Zhou Min Ni owns a 37% equity interest in iUnited Services;

(19)	Mr. Zhou Min Ni owns a 51% equity interest in Revolution Automotive, LLC.

As of March 31, 2018, and December 31, 2017 and 2016, the Company had a total accounts payable balance of $3,158,647, $4,075,927 and $4,041,928, respectively, due to various related parties derived from the above purchase transactions. All these accounts payable to related parties occurred in the ordinary course of business and are payable upon demand without interest.

Below is a breakdown of accounts payable with related parties:

Name of Related Party	As of March 31, 2018	As of December 31, 2017	As of December 31, 2016
Fujian RongFeng Plastic Co.,Ltd	$1,461,003	$1,371,297	$785,646
NC Good Taste Noodle Inc.	911,312	901,410	933,053
Golden Poultry, LLC	472,100	531,281	585,483
Eastern Fresh LLC	—	328,844	—
Fortune one Foods Inc.	8,700	288,997	940,225
New Day Top Trading Inc.	154,933	286,105	—
Fuzhou (Hanfeng ) Information Tec.	—	174,598	191,773
N&F Logistic, Inc.	150,599	131,647	80,840
Enson Trading LLC	—	41,684	276,237
UGO USA INC.	—	20,064	913
Han Feng Information Tech. Jinhua Inc.	—	—	152,942
NSG International Inc	—	—	94,816
Total	$3,158,647	$4,075,927	$4,041,928

HF Group periodically provides purchase advances to various vendors, including the related party suppliers. These advances are made in the normal course of business and are considered fully realizable. The balances for advances to suppliers involving its related parties in the above purchase transactions amounted to $2,377,471, $3,248,309 and $733,531 as of March 31, 2018, and December 31, 2017 and 2016, respectively.

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 Below is a breakdown of advances to related party suppliers:

Name of Related Party	As of March 31, 2018	As of December 31, 2017	As of December 31, 2016
Enson Seafood GA Inc (formerly “GA-GW Seafood, Inc.”)	$1,843,130	$2,978,161	$31
Ocean Pacific Seafood Group	200,000	145,888	155,078
Eastern Fresh LLC	—	—	141,488
Han Feng Information Tech. Jinhua Inc.	—	5,167	—
NSG International Inc.	—	119,093	—
New Day Top Trading Inc.	—	—	436,934
Revolution Industry LLC	334,341	—
Total	$2,377,471	$3,248,309	$733,531

Long-term notes receivables - related parties

The Company had previously made advances or loans to certain entities that are either owned by the controlling shareholders of the Company or family members of the controlling shareholders.

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As of March 31, 2018, December 31, 2017 and 2016, the outstanding loans to various related parties consist of the following:

Name of Related Party	As of March 31, 2018	As of December 31, 2017	As of December 31, 2016
Enson Seafood GA Inc (formerly “GA-GW Seafood, Inc.”)	$550,000	$550,000	$—
NSG International Inc. (“NSG”)	6,068,472	5,993,552	4,364,555.00
Eastern Fresh LLC (“Eastern”)	—	316,504	—
Total	$6,618,472	$6,860,056	$4,364,555.00

Mr. Zhou Min Ni, HF Group’s Chairman and CEO owns 45% equity interest of this entity of GW Seafood, and 30% of its equity interest of NSG and Eastern.

On January 1, 2018, the Company signed separate promissory note agreements (“Agreement”) with NSG and GW Seafood. Pursuant to the Agreement, the outstanding balances of $5,993,552 due from NSG and $550,000 from GW Seafood as of December 31, 2017 were converted into promissory notes bearing annual interest of 5%. The interest commenced accruing on January 1, 2018. The principal plus interest shall be paid off no later than December 31, 2019. Interest is computed on the outstanding balance on the basis of the actual number of days elapsed in a year of 360 days.

The promissory note with Eastern in the original amount of $1,000,000 was signed on May 31, 2017 bearing annual interest rate of 5%. The balance was paid off as of March 31, 2018.

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DESCRIPTION OF Atlantic’S SECURITIES

General

Atlantic’s Amended and Restated Certificate of Incorporation authorizes it to issue 30,000,000 shares of common stock, par value $0.0001, and 1,000,000 preferred shares, par value $0.0001. As of the date of this proxy statement, 5,872,497 common stock are outstanding, held by [●] shareholders of record. Each of the units, Shares and Rights are registered pursuant to Section 12 of the Exchange Act.

Units

Each unit consists of one share of common stock and one right.

Shares of Common Stock

Our shareholders of record are entitled to one vote for each share held on all matters to be voted on by shareholders. In connection with any vote held to approve our initial business combination, all of our initial shareholders, as well as all of our officers and directors, have agreed to vote their respective common stock owned by them in favor of the proposed business combination.

We will proceed with the business combination only if we have net tangible assets of at least $5,000,001 upon consummation of such business combination and a majority of the common stock voted are voted in favor of the business combination.

Our board of directors is divided into three classes, each of which will generally serve for a term of three years with only one class of directors being elected in each year. There is no cumulative voting with respect to the election of directors, with the result that the holders of more than 50% of the shares eligible to vote for the election of directors can elect all of the directors.

Pursuant to our amended and restated certificate of incorporation, if we do not consummate a business combination by 18 months (or 24 months from the closing of the IPO if we extend the period of time to consummate a business combination, as described in more detail elsewhere in this proxy statement) from the consummation of the IPO, it will trigger our automatic winding up, dissolution and liquidation. Our initial shareholders have agreed to waive their rights to share in any distribution from the trust account with respect to their insider shares upon our winding up, dissolution and liquidation.

Our shareholders have no conversion, preemptive or other subscription rights and there are no sinking fund or redemption provisions applicable to the common stock, except that public shareholders have the right to have their common stock converted to cash equal to their pro rata share of the trust account if they vote on the proposed business combination and the business combination is completed.

Preferred Shares

Our amended and restated certificate of incorporation authorizes the issuance of 1,000,000 preferred shares with such designation, rights and preferences as may be determined from time to time by our board of directors. No preferred shares are issued or outstanding. Accordingly, our board of directors is empowered, without shareholder approval, to issue preferred shares with dividend, liquidation, redemption, voting or other rights which could adversely affect the voting power or other rights of the holders of common stock. However, the underwriting agreement prohibits us, prior to a business combination, from issuing preferred shares which participate in any manner in the proceeds of the trust account, or which votes as a class with the common stock on a business combination. We may issue some or all of the preferred shares to effect a business combination. In addition, the preferred shares could be utilized as a method of discouraging, delaying or preventing a change in control of us. Although we do not currently intend to issue any preferred shares, we cannot assure you that we will not do so in the future.

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Rights

Each holder of a right will receive one-tenth (1/10) of a share of common stock upon consummation of our initial business combination. Therefore, you must have ten rights in order to receive one share. If you own rights in a multiple of less than ten, such rights will be cancelled without compensation as we will not issue fractional shares. Holders of rights shall be entitled to receive shares upon conversion of the rights even if the holder of such rights converted all common stock held by him, her or it in connection with the initial business combination or an amendment to our amended and restated certificate of incorporation with respect to our pre-business combination activities. No additional consideration will be required to be paid by a holder of rights in order to receive his, her or its additional shares upon consummation of an initial business combination as the consideration related thereto has been included in the unit purchase price paid for by investors in the IPO. The shares issuable upon exchange of the rights will be freely tradable (except to the extent held by affiliates of ours).

If we enter into a definitive agreement for a business combination in which we will not be the surviving entity, the definitive agreement will provide for the holders of rights to receive the same per share consideration the holders of the common stock will receive in the transaction on an as-converted into common share basis. In the event we will not be the surviving company upon completion of our initial business combination, each holder of a right will be required to affirmatively convert his, her or its rights in order to receive the one-tenth (1/10) of a share underlying each right (without paying any additional consideration) upon consummation of the business combination. Under the proposed Business Combination, Atlantic will be the surviving entity.

If we are unable to complete an initial business combination within the required time period and we liquidate the funds held in the trust account, holders of rights will not receive any of such funds with respect to their rights, nor will they receive any distribution from our assets held outside of the trust account with respect to such rights, and the rights will expire worthless. Further, there are no contractual penalties for failure to deliver securities to the holders of the rights upon consummation of an initial business combination. Additionally, in no event will we be required to net cash settle the rights. Accordingly, the rights may expire worthless.

The rights will be issued in registered form under a rights agreement between American Stock Transfer & Trust Company, LLC, as rights agent, and us. The rights agreement provides that the terms of the rights may be amended without the consent of any holder to cure any ambiguity or correct any defective provision, but requires the approval, by written consent or vote, of the holders of a majority of the then outstanding public rights for any other amendment.

Purchase Option

Chardan Capital Markets, LLC, the underwriter for the IPO, and its affiliates, hold options to purchase an aggregate of 250,000 units at $10.50 per unit. The options are exercisable until August 8, 2022. The units issuable upon exercise of this option are identical to those described above.

Dividends

Atlantic has not paid any cash dividends on its common stock to date and does not intend to pay cash dividends prior to the completion of a business combination. The payment of cash dividends in the future will be dependent upon Atlantic’s revenues and earnings, if any, capital requirements and general financial condition subsequent to completion of a business combination. The payment of any dividends subsequent to a business combination will be within the discretion of its then board of directors. It is the present intention of Atlantic’s board of directors to retain all earnings, if any, for use in its business operations and, accordingly, Atlantic’s board does not anticipate declaring any dividends in the foreseeable future.

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Amended and Restated Certificate of Incorporation

Our amended and restated certificate of incorporation contains certain requirements and restrictions that will apply to us until the consummation of our initial business combination. If we hold a stockholder vote to amend any provisions of our certificate of incorporation relating to stockholder’s rights or pre-business combination activity (including the substance or timing within which we have to complete a business combination), we will provide our public stockholders with the opportunity to redeem their shares of common stock upon approval of any such amendment at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our franchise and income taxes, divided by the number of then outstanding public shares, in connection with any such vote. Our insiders have agreed to waive any conversion rights with respect to any insider shares, private shares and any public shares they may hold in connection with any vote to amend our certificate of incorporation. Specifically, our certificate of incorporation provides, among other things, that:

●	prior to the consummation of our initial business combination, we shall either (1) seek stockholder approval of our initial business combination at a meeting called for such purpose at which public stockholders may seek to convert their shares of common stock, regardless of whether they vote for or against the proposed business combination, into a portion of the aggregate amount then on deposit in the trust account, or (2) provide our stockholders with the opportunity to sell their shares to us by means of a tender offer (and thereby avoid the need for a stockholder vote) for an amount equal to their pro rata share of the aggregate amount then on deposit in the trust account, in each case subject to the limitations described herein;

●	we will consummate our initial business combination only if public stockholders do not exercise conversion rights in an amount that would cause our net tangible assets to be less than $5,000,001 and a majority of the outstanding shares of common stock voted are voted in favor of the business combination;

●	if our initial business combination is not consummated within 18 months of the closing of the IPO (or 24 months from the closing of the IPO if we extend the period of time to consummate a business combination, as described in more detail elsewhere in this proxy statement), then our existence will terminate and we will distribute all amounts in the trust account to all of our public holders of shares of common stock;

●	upon the consummation of the IPO, $45,135,000 was placed into the trust account;

●	we may not consummate any other business combination, merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar transaction prior to our initial business combination; and

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●	prior to our initial business combination, we may not issue additional shares of capital stock that would entitle the holders thereof to (i) receive funds from the trust account or (ii) vote on any initial business combination.

Atlantic’s Transfer Agent

The transfer agent for Atlantic’s securities is American Stock Transfer & Trust Company, LLC.

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EXPERTS

The audited consolidated financial statements of HF Group and its subsidiaries as of December 31, 2017 and 2016 and for each of the years in the two-year period ended December 31, 2017 have been included in this proxy statement in reliance on the report of Friedman LLP, an independent registered public accounting firm, appearing elsewhere in this proxy statement upon the authority of the said firm as experts in accounting and auditing.

The audited financial statements of Atlantic as of December 31, 2017 and 2016 and for the year ended December 31, 2017, and for the period from May 19, 2016 (inception) through December 31, 2016 have been included in this proxy statement in reliance on the report of Friedman LLP, an independent registered public accounting firm, appearing elsewhere in this proxy statement upon the authority of the said firm as experts in accounting and auditing.

SHAREHOLDER PROPOSALS AND OTHER MATTERS

Management of Atlantic knows of no other matters which may be brought before the Atlantic special meeting. If any matter other than the proposed Business Combination or related matters should properly come before the special meeting, however, the persons named in the enclosed proxies will vote proxies in accordance with their judgment on those matters.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

Atlantic is subject to the informational requirements of the Securities Exchange Act, and is required to file reports, any proxy statements and other information with the Securities and Exchange Commission. Any reports, statements or other information that Atlantic files with the Securities and Exchange Commission, including this proxy statement may be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Copies of this material can also be obtained upon written request from the Public Reference Section of the Securities and Exchange Commission at its principal office in Washington, D.C. 20549, at prescribed rates or from its website on the Internet at www.sec.gov, free of charge. Please call the Securities and Exchange Commission at 1-800-SEC-0330 for further information on public reference rooms.

Neither Atlantic nor HF Group has authorized anyone to provide you with information that differs from that contained in this proxy statement. You should not assume that the information contained in this proxy statement is accurate as on any date other than the date of this proxy statement, and neither the mailing of this proxy statement to Atlantic shareholders nor the consummation of the Business Combination shall create any implication to the contrary.

This proxy statement does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, or the solicitation of a proxy, in any jurisdiction to or from any person to whom it is not lawful to make any such offer or solicitation in such jurisdiction.

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Index to Financial Statements

Financial Statements
Consolidated Financial Statements of HF Group Holding Corporation and Subsidiaries	F-2
Financial Statements of Atlantic Acquisition Corp.	F-53

HF GROUP HOLDING CORPORATION AND SUBSIDIARIES

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

As of and for the three months ended March 31, 2018 and 2017

As of and for the years ended December 31, 2017 and 2016

HF GROUP HOLDING CORPORATION AND SUBSIDIARIES

CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

FOR THE THREE MONTHS ENDED MARCH 31, 2018 AND 2017

HF GROUP HOLDING CORPORATION AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(UNAUDITED)

	As of
	March 31	December 31
	2018	2017

ASSETS
CURRENT ASSETS:
Cash	$5,864,289	$6,086,044
Accounts receivable, net	15,373,300	14,700,854
Accounts receivable - related parties, net	1,535,647	1,586,420
Inventories, net	22,411,921	22,669,225
Advances to suppliers, net	495,118	1,042,554
Advances to suppliers - related parties, net	2,377,471	3,248,309
Other current assets	383,671	554,865
TOTAL CURRENT ASSETS	48,441,417	49,888,271

Property and equipment, net	22,563,065	21,709,467
Long-term notes receivable	2,112,477	764,493
Long-term notes receivable - related parties	6,618,472	6,860,056
Other long-term assets	80,395	1,435,613
TOTAL ASSETS	$79,815,826	$80,657,900

CURRENT LIABILITIES:
Lines of credit	$11,194,146	$11,894,146
Accounts payable	18,504,323	17,275,485
Accounts payable - related parties	3,158,647	4,075,927
Advance from customers	42,221	49,677
Advance from customers - related parties	154,143	1,350,296
Current portion of long-term debt, net	1,330,746	1,372,125
Current portion of obligations under capital leases	434,003	434,003
Income tax payable	1,019,293	512,415
Shareholder distribution payable	958,174	1,000,000
Accrued expenses	515,937	991,388
TOTAL CURRENT LIABILITIES	37,311,633	38,955,462

Long-term debt, net	14,041,019	14,249,579
Obligations under capital leases, non-current	15,771	118,535
Deferred tax liabilities	432,816	436,212
TOTAL LIABILITIES	51,801,239	53,759,788

Commitments and contingencies

EQUITY:
Common stock, no par value, 200,000,000 shares authorized; 100,000 shares issued and outstanding as of March 31, 2018 and December 31, 2017, respectively	—	—
Additional paid-in capital	21,551,700	21,551,700
Retained earnings	5,423,074	4,255,213
Total shareholders’ equity	26,974,774	25,806,913
Noncontrolling interest	1,039,813	1,091,199
TOTAL EQUITY	28,014,587	26,898,112
TOTAL LIABILITIES AND EQUITY	$79,815,826	$80,657,900

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements

HF GROUP HOLDING CORPORATION AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(UNAUDITED)

	For the three months Ended March 31,
	2018	2017

Net revenue - third parties	$69,875,910	$67,015,908
Net revenue - related parties	4,704,861	4,696,206
TOTAL NET REVENUE	74,580,771	71,712,114

Cost of revenue - third parties	57,866,544	56,884,122
Cost of revenue - related parties	4,610,161	4,528,741
TOTAL COST OF REVENUE	62,476,705	61,412,863

GROSS PROFIT	12,104,066	10,299,251

DISTRIBUTION, SELLING AND ADMINISTRATIVE EXPENSES	10,072,612	7,504,532

INCOME FROM OPERATIONS	2,031,454	2,794,719

Other Income (Expense)
Interest income	6,875	—
Interest expense and bank charges	(405,563)	(306,099)
Other income	257,190	89,685
Total Other Income (Expenses), net	(141,498)	(216,414)

INCOME BEFORE INCOME TAX PROVISION	1,889,956	2,578,305

PROVISION FOR INCOME TAXES	503,481	83,356

NET INCOME	1,386,475	2,494,949

Less: net income attributable to noncontrolling interest	38,525	86,301

NET INCOME ATTRIBUTABLE TO HF GROUP HOLDING CORPORATION	$1,347,950	$2,408,648

NET INCOME	1,386,475	2,494,949
Pro forma adjustment to reflect income tax expenses if taxed under C Corporation	—	(866,412)
Net income attributable to noncontrolling interest	(38,525)	(86,301)
Net income used to compute pro forma net earnings per share	1,347,950	1,542,236

Earnings per common share - basic and diluted	$13.48	$24.09
Pro Forma earnings per common share - basic and diluted	$13.48	$15.42
Weighted average shares - basic and diluted	100,000	100,000

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements

HF GROUP HOLDING CORPORATION AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(UNAUDITED)

	For the three months Ended March 31,
	2018	2017

Cash flows from operating activities:
Net Income	$1,386,475	$2,494,949

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization expense	496,095	445,305
Provision of doubtful accounts	105,323	31,320
Deferred tax benefit	(3,396)	(7,219)
Changes in operating assets and liabilities:
Accounts receivable, net	(777,769)	(1,542,731)
Accounts receivable - related parties, net	50,773	(6,060,719)
Inventories	257,304	732,550
Advances to suppliers	547,436	(471,932)
Advances to suppliers - related parties, net	870,838	733,531
Other current assets	171,193	3,023,191
Other long-term assets	1,355,218	352,807
Accounts payable	1,243,088	(2,215,694))
Accounts payable - related parties	(917,280)	2,666,948
Advance from customers	(7,456)	(2,161)
Advance from customers - related parties	(1,196,153)	(975,765)
Income tax payable	506,878	86,695
Accrued expenses	(489,700)	(266,608)
Net cash provided by (used in) operating activities	3,598,867	(975,533)

Cash flows from investing activities:
Purchase of property and equipment	(1,349,693)	(773,091)
Payments made for long-term notes receivable	(1,347,984)	—
Proceeds from long-term notes receivable to related parties	241,584	2,548,209
Net cash provided by (used in) investing activities	(2,456,093)	1,775,118

Cash flows from financing activities:
Proceeds from lines of credit	600,000	200,000
Repayment of lines of credit	(1,300,000)	(200,000)
Proceeds from long-term debt, net	907,422	89,909
Repayment of long-term debt, net	(1,260,125)	(370,927)
Cash distribution to shareholders	(311,826)	(1,244,905)
Net cash used in financing activities	(1,364,529)	(1,525,923)

Net increase in cash	(221,755)	(726,338)
Cash at beginning of period	6,086,044	5,956,145
Cash at end of period	$5,864,289	$5,229,807

Supplemental cash flow information
Cash paid for interest	$333,170	$275,167
Cash paid for income taxes	$—	$—

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements

HF GROUP HOLDING CORPORATION AND SUBSIDIARIES

NOTES TO UNAUDITED CONDESED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION AND BUSINESS DESCRIPTION

HF Group Holding Corporation (“HF Holding”) was incorporated in the State of North Carolina on October 11, 2017. Effective January 1, 2018, HF Holding entered into a Contribution Agreement (the “Agreement”) whereby the controlling shareholders of the following 12 entities contributed their respective stocks to HF Holding in exchange for all of HF Holding’s outstanding shares. Upon completion of the share exchanges, these entities became either wholly-owned or majority-owned subsidiaries of HF Holding (hereafter collectively referred to as “Han Feng Group”, or the “Company”).

●	Han Feng, Inc. (“Han Feng”)

●	Truse Trucking, Inc. (“TT”)

●	Morning First Delivery (“MFD”)

●	R&N Holdings, LLC (“R&N Holdings”)

●	R&N Lexington, LLC (“R&N Lexington”)

●	Kirnsway Manufacturing Inc. (“Kirnsway”)

●	Chinesetg, Inc. (“Chinesetg”)

●	New Southern Food Distributors, Inc. (“NSF”)

●	B&B Trucking Services, Inc. (“BB”)

●	Kirnland Food Distribution, Inc. (“Kirnland”)

●	HG Realty LLC (“HG Realty”)

HF GROUP HOLDING CORPORATION AND SUBSIDIARIES

NOTES TO UNAUDITED CONDESED CONSOLIDATED FINANCIAL STATEMENTS

In accordance with Accounting Standards Codification (“ASC”) 805-50-25, the transaction consummated through the Agreement has been accounted for as a transaction among entities under common control since the same shareholders control all these 12 entities prior to the execution of the Agreement. The consolidated financial statements of the Company have been prepared to report results of operations for the period in which the transfer occurred as though the transfer of net assets or exchange of equity interests had occurred at the beginning of the period presented, in this case January 1, 2016, except HG Realty. One of the controlling shareholders of the Company owned 45% equity interest of HG Realty since its establishment in 2012 and did not have control in HG Realty until September 2017, when this controlling shareholder entered into an equity purchase agreement with the other shareholders of the remaining 55% interest of HG Realty and owns 100% equity interest of HG Realty thereafter. Results of operations for the period presented comprise those of the previously separate entities combined from the beginning of the period to the end of the period. By eliminating the effects of intra-entity transactions in determining the results of operations for the period before the combination, those results will be on substantially the same basis as the results of operations for the period after the date of combination. The effects of intra-entity transactions on current assets, current liabilities, revenue, and cost of sales for periods presented and on retained earnings at the beginning of the periods presented are eliminated to the extent possible. Furthermore, ASC 805-50-45-5 indicates that the financial statements and financial information presented for prior years also shall be retrospectively adjusted to furnish comparative information.

HF GROUP HOLDING CORPORATION AND SUBSIDIARIES

NOTES TO UNAUDITED CONDESED CONSOLIDATED FINANCIAL STATEMENTS

In accordance with ASC 805-50-30-5, when accounting for a transfer of assets or exchange of shares between entities under common control, the entity that receives the net assets or the equity interests should initially recognize the assets and liabilities transferred at their carrying amounts in the accounts of the transferring entity at the date of the transfer. If the carrying amounts of the assets and liabilities transferred differ from the historical cost of the parent of the entities under common control, then the financial statements of the receiving entity should reflect the transferred assets and liabilities at the historical cost of the parent of the entities under common control. Accordingly, the Company has recorded the assets and liabilities transferred from the above entities at their carrying amount.

The following table summarizes the entities under Han Feng Group after the above-mentioned reorganization:

Name	Date of incorporation	Place of incorporation	Percentage of legal ownership by Han Feng Holding	Principal activities
Parent:
HF Holding	October 11, 2017	North Carolina, USA	—	Holding Company
Subsidiaries:
Han Feng	January 14, 1997	North Carolina, USA	100%	Distributing food and related products
TT	August 6, 2002	North Carolina, USA	100%	Trucking service
MFD	April 15, 1999	North Carolina, USA	100%	Trucking service
R&N Holdings	November 21, 2002	North Carolina, USA	100%	Real estate holding
R&N Lexington	May 27, 2010	North Carolina, USA	100%	Real estate holding
Kirnsway	May 24, 2006	North Carolina, USA	100%	Design and printing services
Chinesetg	July 12, 2011	North Carolina, USA	100%	Design and printing services
NSF	December 17, 2008	Florida, USA	100%	Distributing food and related products
BB	September 12, 2001	Florida, USA	100%	Trucking service
Kirnland	April 11, 2006	Georgia, USA	66.7%	Distributing food and related products
HG Realty	May 11, 2012	Georgia, USA	100%	Real estate holding

HF GROUP HOLDING CORPORATION AND SUBSIDIARIES

NOTES TO UNAUDITED CONDESED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION AND BUSINESS DESCRIPTION (Continued)

The Company markets and distributes fresh produces, frozen and dry food, and non-food products to primarily Asian/Chinese restaurants and other foodservice customers throughout the Southeast region of the United States of America (“USA”).

NOTE 2- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation and Principles of Consolidation

The Company’s unaudited condensed consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The unaudited condensed consolidated financial statements include the financial statements of HF Holding and its subsidiaries. All material intercompany accounts and transactions have been eliminated in consolidation.

The unaudited interim condensed consolidated financial information as of March 31, 2018 and for the three months ended March 31, 2018 and 2017 have been prepared, pursuant to the rules and regulations of the Securities and Exchange Commission (the “SEC”). Certain information and footnote disclosures, which are normally included in annual financial statements prepared in accordance with U.S. GAAP, have been omitted pursuant to those rules and regulations. The unaudited interim condensed consolidated financial information should be read in conjunction with the audited consolidated financial statements and the notes thereto for the fiscal years ended December 31, 2017 and 2016.

In the opinion of management, all adjustments (which include normal recurring adjustments) necessary to present a fair presentation of the Company’s financial position as of March 31, 2018, its results of operations and its cash flows for the three months ended March 31, 2018 and 2017, as applicable, have been made. The unaudited interim results of operations are not necessarily indicative of the operating results for the full fiscal year or any future periods.

Noncontrolling interests

U.S. GAAP requires that noncontrolling interests in subsidiaries and affiliates be reported in the equity section of a company’s balance sheet. In addition, the amounts attributable to the net income (loss) of those subsidiaries are reported separately in the consolidated statements of income and comprehensive income.

Uses of estimates

The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenue and expenses during each reporting period. Actual results could differ from those estimates. Significant accounting estimates reflected in the Company’s consolidated financial statements include the allowances for doubtful accounts, estimated useful lives and fair value in connection with the impairment of property and equipment. Actual results could differ from these estimates.

HF GROUP HOLDING CORPORATION AND SUBSIDIARIES

NOTES TO UNAUDITED CONDESED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Cash and Cash Equivalents

The Company considers all highly liquid investments purchased with a maturity of three or fewer months to be cash equivalents. As of March 31, 2018 and December 31, 2017, the Company had no cash equivalents.

Accounts Receivable

Accounts receivable represent amounts due from customers in the ordinary course of business and are recorded at the invoiced amount and do not bear interest. Receivables are presented net of the allowance for doubtful accounts in the accompanying unaudited condensed consolidated balance sheets. The Company evaluates the collectability of its accounts receivable and determines the appropriate allowance for doubtful accounts based on a combination of factors. When the Company is aware of a customer’s inability to meet its financial obligation, a specific allowance for doubtful accounts is recorded, reducing the receivable to the net amount the Company reasonably expects to collect. In addition, allowances are recorded for all other receivables based on historic collection trends, write-offs and the aging of receivables. The Company uses specific criteria to determine uncollectible receivables to be written off, including bankruptcy, accounts referred to outside parties for collection, and accounts past due over specified periods. As of March 31, 2018 and December 31, 2017, the allowances for doubtful accounts were $672,431 and $567,108, respectively.

Inventories

The Company’s inventories, consisting mainly of food and other food service-related products, are primarily considered finished goods. Inventory costs, including the purchase price of the product and freight charges to deliver it to the Company’s warehouses, are net of certain cash or non-cash consideration received from vendors. The Company assesses the need for valuation allowances for slow-moving, excess and obsolete inventories by estimating the net recoverable value of such goods based upon inventory category, inventory age, specifically identified items, and overall economic conditions. Inventories are stated at the lower of cost or net realizable value using the first-in, first-out (FIFO) method.

Property and Equipment

Property and equipment are stated at cost, less accumulated depreciation and amortization. Depreciation is calculated using the straight-line method over the estimated useful lives of the assets. Following are the estimated useful lives of the Company’s property and equipment:

Estimated useful lives
Buildings and improvements	7-39 years
Machinery and equipment	3-7 years
Motor vehicles	5 years

Repair and maintenance costs are charged to expense as incurred, whereas the cost of renewals and betterment that extends the useful lives of property, plant and equipment are capitalized as additions to the related assets. Retirements, sales and disposals of assets are recorded by removing the cost and accumulated depreciation from the asset and accumulated depreciation accounts with any resulting gain or loss reflected in the consolidated statements of income and comprehensive income in other income or expenses.

HF GROUP HOLDING CORPORATION AND SUBSIDIARIES

NOTES TO UNAUDITED CONDESED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Impairment of Long-lived Assets

The Company assesses its long-lived assets such as property and equipment for impairment whenever events or changes in circumstances indicate the carrying amount of an asset may not be recoverable. Factors which may indicate potential impairment include a significant underperformance related to the historical or projected future operating results or a significant negative industry or economic trend. Recoverability of these assets is measured by comparison of their carrying amounts to future undiscounted cash flows the assets are expected to generate. If property and equipment are considered to be impaired, the impairment to be recognized equals the amount by which the carrying value of the assets exceeds their fair value. The Company did not record any impairment loss on its long-lived assets as of March 31, 2018 and December 31, 2017.

Revenue recognition

On January 1, 2018 we adopted Accounting Standards Update (“ASU”) 2014-09 Revenue from Contracts with Customers (FASB ASC Topic 606) using the modified retrospective method for contracts that were not completed as of January 1, 2018. The results of applying Topic 606 using the modified retrospective approach were insignificant and did not have a material impact on our consolidated financial condition, results of operations, cash flows, business process, controls or systems. We expect the impact of the adoption of the new standard to be immaterial to our net income on an ongoing basis.

The Company recognizes revenue from the sale of product when title and risk of loss passes and the customer accepts the goods, which generally occurs at delivery. Sales taxes invoiced to customers and remitted to governmental authorities are excluded from net sales.

The core principle underlying the revenue recognition ASU is that the Company will recognize revenue to represent the transfer of goods and services to customers in an amount that reflects the consideration to which the Company expects to be entitled in such exchange. This will require the Company to identify contractual performance obligations and determine whether revenue should be recognized at a point in time or over time, based on when control of goods and services transfers to a customer. The majority of our contracts have one single performance obligation as the promise to transfer the individual goods is not separately identifiable from other promises in the contracts and is, therefore, not distinct. The Company’s revenue streams are recognized at a point in time.

The contract assets and contract liabilities are recorded on the Condensed Consolidated Balance Sheet as accounts receivable and advance payment from customers as of March 31, 2018 and December 31, 2017. For the three months ended March 31, 2018, revenue recognized from performance obligations related to prior periods was insignificant.

Revenue expected to be recognized in any future periods related to remaining performance obligations is insignificant.

The following table summarizes disaggregated revenue from contracts with customers by geographic locations:

	For the Three Months Ended
	March 31, 2018	March 31, 2017
North Carolina	$34,997,667	$33,533,385
Florida	23,153,538	21,210,761
Georgia	16,429,566	16,967,968
Total	$74,580,771	$71,712,114

Shipping and handling costs

Shipping and handling costs, which include costs related to the selection of products and their delivery to customers, are presented in distribution, selling and administrative expenses. Shipping and handling costs were $1,073,793 and $866,660 for the three months ended March 31, 2018 and 2017, respectively.

HF GROUP HOLDING CORPORATION AND SUBSIDIARIES

NOTES TO UNAUDITED CONDESED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Income taxes

The Company accounts for income taxes under the asset and liability method, which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements. Under this method, we determine deferred tax assets and liabilities on the basis of the differences between the financial statement and tax bases of assets and liabilities by using enacted tax rates in effect for the year in which the differences are expected to reverse. The effect of a change in tax rates on deferred tax assets and liabilities is recognized in income in the period that includes the enactment date.

The Company recognizes deferred tax assets to the extent that we believe that these assets are more likely than not to be realized. In making such a determination, we consider all available positive and negative evidence, including future reversals of existing taxable temporary differences, projected future taxable income, tax-planning strategies, and results of recent operations. If we determine that we would be able to realize our deferred tax assets in the future in excess of their net recorded amount, we would make an adjustment to the deferred tax asset valuation allowance, which would reduce the provision for income taxes.

The Company records uncertain tax positions in accordance with ASC 740 on the basis of a two-step process in which (1) we determine whether it is more likely than not that the tax positions will be sustained on the basis of the technical merits of the position and (2) for those tax positions that meet the more-likely-than-not recognition threshold, we recognize the largest amount of tax benefit that is more than 50 percent likely to be realized upon ultimate settlement with the related tax authority. The Company does not believe that there was any uncertain tax positions at March 31, 2018 and December 31, 2017.

Capital lease obligations

The Company has recorded capital lease obligations for equipment leases at both March 31, 2018 and December 31, 2017. In each case, the Company was deemed to be the owner under lease accounting guidance. Further, each lease contains provisions indicating continuing involvement with the equipment at the end of the lease period. As a result, in accordance with applicable accounting guidance, related assets subject to the leases are reflected on the Company’s unaudited condensed consolidated balance sheets and depreciated over the lesser of the lease term or their remaining useful lives. The present value of the lease payments associated with the equipment is recorded as capital lease obligations.

Earnings per Share

The Company computes earnings per share (“EPS”) in accordance with ASC 260, “Earnings per Share” (“ASC 260”). ASC 260 requires companies with complex capital structures to present basic and diluted EPS. Basic EPS is measured as net income divided by the weighted average common shares outstanding for the period. Diluted EPS is similar to basic EPS but presents the dilutive effect on a per share basis of potential common shares (e.g., convertible securities, options and warrants) as if they had been converted at the beginning of the periods presented, or issuance date, if later. Potential common shares that have an anti-dilutive effect (i.e., those that increase income per share or decrease loss per share) are excluded from the calculation of diluted EPS. There is no anti-dilutive effect for the three months ended March 31, 2018 and 2017.

HF GROUP HOLDING CORPORATION AND SUBSIDIARIES

NOTES TO UNAUDITED CONDESED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Fair value of financial instruments

The Company follows the provisions of FASB ASC 820, Fair Value Measurements and Disclosures. ASC 820 clarifies the definition of fair value, prescribes methods for measuring fair value, and establishes a fair value hierarchy to classify the inputs used in measuring fair value as follows:

Level 1 - Inputs are unadjusted quoted prices in active markets for identical assets or liabilities available at the measurement date.

Level 2 - Inputs are unadjusted quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in markets that are not active, inputs other than quoted prices that are observable, and inputs derived from or corroborated by observable market data.

Level 3 - Inputs are unobservable inputs which reflect the reporting entity’s own assumptions on what assumptions the market participants would use in pricing the asset or liability based on the best available information.

The carrying amounts reported in the balance sheets for cash, accounts receivable, advances to suppliers, other current assets, accounts payable, income tax payable, advance from customers, accrued and other liabilities approximate their fair value based on the short-term maturity of these instruments.

HF GROUP HOLDING CORPORATION AND SUBSIDIARIES

NOTES TO UNAUDITED CONDESED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Concentrations and credit risk

Credit risk

Accounts receivable are typically unsecured and derived from revenue earned from customers, thereby exposed to credit risk. The risk is mitigated by the Company’s assessment of its customers’ creditworthiness and its ongoing monitoring of outstanding balances.

Concentration risk

There were no receivables from any one customer representing more than 10% of our consolidated gross accounts receivable at March 31, 2018 and December 31, 2017.

For the three months ended March 31, 2018, no supplier accounted for more than 10% of the total cost of revenue. For the three months ended March 31, 2017, one supplier accounted for 13% of the total cost of revenue As of March 31, 2018, three suppliers accounted for 52%, 19% and 19% of total advance payments, respectively. One of these suppliers accounted for 77% of advance payments to related parties. As of December 31, 2017, one supplier accounted for 69% of total advance payments outstanding and this supplier accounted for 92% of advance payments to related parties.

Recent accounting pronouncements

In February 2016, the FASB issued ASU No. 2016-02, “Leases” to increase transparency and comparability among organizations by recognizing lease assets and lease liabilities on the balance sheet with a corresponding liability and disclosing key information about leasing arrangements. For public business entities, the amendments in this ASU are effective for fiscal years beginning after December 15, 2018, including interim reporting periods within those fiscal years. For all other entities, the amendments in this ASU are effective for fiscal years beginning after December 15, 2019, and interim reporting periods within fiscal years beginning after December 15, 2020. Early adoption is permitted. The Company is evaluating the impact of the adoption of this revised guidance on its consolidated financial statements.

In October 2016, the FASB issued ASU No. 2016-17, “Consolidation (Topic 810): Interests Held through Related Parties That Are under Common Control”. The amendments affect reporting entities that are required to evaluate whether they should consolidate a variable interest entity in certain situations involving entities under common control. Specifically, the amendments change the evaluation of whether a reporting entity is the primary beneficiary of a variable interest entity by changing how a reporting entity that is a single decision maker of a variable interest entity treats indirect interests in the entity held through related parties that are under common control with the reporting entity. The amendments are effective for public business entities for fiscal years beginning after December 15, 2016, including interim periods within those fiscal years. For all other entities, the amendments are effective for fiscal years beginning after December 15, 2016, and interim reporting periods within fiscal years beginning after December 15, 2017. Early adoption is permitted. The Company does not expect that adoption of this guidance will have a material impact on its consolidated financial statements and related disclosures.

In November 2016, the FASB issued ASU No. 2016-18, “Statement of Cash Flows (Topic 230): Restricted Cash”, which requires that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. Therefore, amounts generally described as restricted cash and restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. The amendments in this ASU apply to all entities that have restricted cash or restricted cash equivalents and are required to present a statement of cash flows under Topic 230. The amendments are effective for public business entities for fiscal years beginning after December 15, 2017, and interim periods within those fiscal years. For all other entities, the amendments are effective for fiscal years beginning after December 15, 2018, and interim periods within fiscal years beginning after December 15, 2019. Early adoption is permitted. The amendments should be applied using a retrospective transition method to each period presented. The adoption of this guidance will increase cash and cash equivalents by the amount of the restricted cash on the Company’s consolidated statement of cash flows.

HF GROUP HOLDING CORPORATION AND SUBSIDIARIES

NOTES TO UNAUDITED CONDESED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

In July 2017, the FASB issued ASU No. 2017-11, Earnings Per Share (Topic 260), Distinguishing Liabilities from Equity (Topic 480), and Derivatives and Hedging (Topic 815). The guidance of Part I is to clarify accounting for certain financial instruments with down round feature in a financial instrument that reduces the strike price of an issued financial instrument if the issuer sells shares of its stock for an amount less than the currently stated strike price of the issued financial instrument or issues an equity-linked financial instrument with a strike price below the currently stated strike price of the issued financial instrument. For freestanding equity classified financial instruments, the amendments require entities that present earnings per share (EPS) in accordance with Topic 260 to recognize the effect of the down round feature when it is triggered. That effect is treated as a dividend and as a reduction of income available to common shareholders in basic EPS. Convertible instruments with embedded conversion options that have down round features are now subject to the specialized guidance for contingent beneficial conversion features. The amendments also re-characterize the indefinite deferral of certain provisions of Topic 480 that now are presented as pending content in the Codification, to a scope exception. Those amendments do not have an accounting effect. The amendments in Part I of ASU No. 2017-11 are effective for fiscal years beginning after December 15, 2019, and interim periods within fiscal years beginning after December 15, 2020. Early adoption is permitted for all entities, including adoption in an interim period. The amendments in Part II of this Update do not require any transition guidance because those amendments do not have an accounting effect. The Company has not early adopted this update and it will become effective on July 1, 2020. The Company is currently evaluating the impact of our pending adoption of ASU 2017-11 on its consolidated financial statements.

In February 2018, the FASB issued ASU No. 2018-02, “Income Statement—Reporting Comprehensive Income (Topic 220): Reclassification of Certain Tax Effects from Accumulated Other Comprehensive Income”. The amendments eliminate the stranded tax effects resulting from the United States Tax Cuts and Jobs Act (the “Act”) and will improve the usefulness of information reported to financial statement users. ASU No. 2018-02 is effective for all entities for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. The Company has not early adopted this update and it will become effective on July 1, 2019. The Company does not expect that the adoption of this guidance will have a material impact on its consolidated financial statements.

HF GROUP HOLDING CORPORATION AND SUBSIDIARIES

NOTES TO UNAUDITED CONDESED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 3 - ACCOUNTS RECEIVABLE, NET

Accounts receivable consisted of the following:

	As of March 31, 2018	As of December 31, 2017
Accounts receivable	$16,045,731	$15,267,962
Less: allowance for doubtful accounts	(672,431)	(567,108)
Accounts receivable, net	$15,373,300	$14,700,854

Movement of allowance for doubtful accounts is as follows:

	For the Three Months Ended
	March 31, 2018	March 31, 2017
Beginning balance	$567,108	$670,280
Provision for doubtful accounts	118,045	55,268
Less: write off/recovery	(12,722)	(23,948)
Ending balance	$672,431	$701,600

NOTE 4 - PROPERTY AND EQUIPMENT, NET

Property and equipment, net consisted of the following:

	As of March 31, 2018	As of December 31, 2017
Land	$1,608,647	$1,608,647
Buildings and improvements	18,589,496	18,589,496
Machinery and equipment	9,872,492	9,430,221
Motor vehicles	9,024,247	8,288,868
Subtotal	39,094,882	37,917,232
Less: accumulated depreciation	(16,531,817)	(16,207,765)
Property and equipment, net	$22,563,065	$21,709,467

Depreciation expense was $496,095 and $445,305 for the three months ended March 31, 2018 and 2017, respectively.

HF GROUP HOLDING CORPORATION AND SUBSIDIARIES

NOTES TO UNAUDITED CONDESED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 5 - LINES OF CREDIT

On July 1, 2016, Han Feng, the Company’s main operating entity, entered into a line of credit agreement with East West Bank. The line of credit agreement provided for a revolving credit of $14,500,000. The line of credit is secured by virtually all assets of Han Feng, a real property and an adjoining undeveloped parcel of land owned by R&N Holding, and a real property owned by R&N Lexington. The principal and all accrued unpaid interest are due in May 2018. Interest is based on the prime rate less 0.15%, but in no event less than 3.25% per annum, and is payable monthly (4.35% at March 31, 2018). The outstanding balance on the line of credit as at March 31, 2018 and December 31, 2017 was $8,344,000 and $9,344,000, respectively. The line of credit agreement contains certain financial covenants which, among other things, require Han Feng to maintain certain financial ratios. At March 31, 2018 and December 31, 2017, Han Feng was in compliance with the covenants under the line of credit agreement. The line of credit was guaranteed by the two shareholders of the Company, as well as four subsidiaries of the Company, TT, MFD, R&N Holding and R&N Lexington.

On November 14, 2012, NSF, the Company’s another operating entity, entered into a line of credit agreement with Bank of America. The line of credit agreement provided for a revolving credit of $4,000,000. The line of credit is secured by three real properties owned by NSF, and guaranteed by the two shareholders of the Company, as well as BB, a subsidiary of the Company. The maximum borrowings are determined by certain percentages of eligible accounts receivable and inventories. The principal and all accrued unpaid interest were due in January 2018 (See Note 11). The loan was renewed upon maturity and is now due in February 2020. Interest is based on the LIBOR rate plus 2.75% (4.5266% at March 31, 2018). The outstanding balance on the line of credit as at March 31, 2018 and December 31, 2017 was $2,850,146 and $2,550,146, respectively. The line of credit agreement contains certain financial covenants which, among other things, require NSF to maintain certain financial ratios. At March 31, 2018 and December 31, 2017, NSF was in compliance with the covenants under the line of credit agreement.

NOTE 6 - LONG-TERM DEBT

Long-term debt at March 31, 2018 and December 31, 2017 is as follows:

Bank name	Maturity	Interest rate at December 31, 2017	As of March 31, 2018	As of December 31, 2017
East West Bank – (b)	June 2022 - August 2027	4.25% - 4.75%	$5,178,326	$5,220,809
Capital Bank – (c)	October 2027	3.85%	5,274,180	5,333,677
Bank of America – (d)	February 2023	4.2095%	2,241,321	2,262,500
Bank of Montreal – (a)	April 2022 - June 2023	5.99% - 6.87%	1,258,750	1,071,398
GE Capital – (a)	October 2019	5.94%	—	36,359
Other finance companies – (e)	September 2018 - December 2023	3.99% - 6.69%	1,419,188	1,696,961
Total debt			15,371,765	15,621,704
Less: current portion			(1,330,746)	(1,372,125)
Long-term debt			$14,041,019	$14,249,579

HF GROUP HOLDING CORPORATION AND SUBSIDIARIES

NOTES TO UNAUDITED CONDESED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 6 - LONG-TERM DEBT (Continued)

The terms of the various loan agreements relating to long-term bank borrowings contain certain restrictive financial covenants which, among other things, require the Company to maintain specified levels of debt to tangible net worth and debt service coverage. As of March 31, 2018 and December 31, 2017, the Company was in compliance with such covenants.

The loans outstanding were guaranteed by the following properties, entities or individuals:

(a)	Not collateralized or guaranteed.

(b)	Guaranteed by two shareholders of the Company, as well as five subsidiaries of the Company, Han Feng, TT, MFD, R&N Holding and R&N Lexington. Also secured by assets of Han Feng and R&N Lexington and R&N Holding, two real properties of R&N Holding, and a real property of R&N Lexington. Balloon payment of these long-term debts is $3,642,215.

(c)	Guaranteed by two shareholders, as well as Han Feng, one subsidiary of the Company. Also secured by a real property owned by HG Realty. Balloon payment of this debt is $3,116,687.

(d)	Guaranteed by two shareholders, as well as two subsidiaries of the Company, NSF and BB. Secured by a real property, equipment and fixtures, inventories, receivables and all other personal property owned by NSF. Balloon payment of this long-term debt is $1,684,898. The loan agreement has been renewed on February 26, 2018 (See Note 11).

(e)	Secured by vehicles.

The future maturities of long-term debt at March 31,2018 are as follows:

Twelve months ending March 31
2019	$1,330,745
2020	1,098,976
2021	905,224
2022	834,195
2023	759,131
Thereafter	10,443,494
Total	$15,371,765

HF GROUP HOLDING CORPORATION AND SUBSIDIARIES

NOTES TO UNAUDITED CONDESED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 7 - LEASES

Capital Lease Obligations

The Company leases vehicles or delivery trucks under capital leases with various expiration dates through 2021. At March 31, 2018 and December 31, 2017, the cost of assets acquired under capital leases is $1,297,900 and $1,297,900, respectively, the related accumulated amortization is $600,485 and $535,590, respectively, and the net book value is $696,515 and $762,310, respectively. Amortization expense related to these assets for the three months ended March 31, 2018 and 2017 were $64,895 and $64,895, respectively.

Capital lease obligations consisted of the following:

	As of March 31, 2018	As of December 31, 2017
Vehicles due in monthly installments of $40,470 inclusive of interest at 14.38%, due in March 2019	$449,774	$552,538
Less: current portion	(434,003)	(434,003)
Obligations under capitalized leases payable after one year	$15,771	$118,535

Operating lease commitments

The Company’s operating leases mainly include forklifts and housing units. These leases had an average remaining lease term of approximately 5 years as of March 31, 2018. Rental expense charged to expenses under operating leases for the three months ended March 31, 2018 and 2017 amounted to $146,913 and $160,682, respectively.

Future minimum lease obligations for operating leases with initial terms in excess of one year at December 31, 2017 are as follows:

Twelve months ended December 31,
2018	$225,645
2019	57,173
2020	32,616
2021	5,479
2022	—
Total	$320,913

A subsidiary of the Company, RN Holding, leases a facility to a related party under an operating lease agreement expiring in 2019. The cost of the leased building is $400,000 at March 31, 2018 and December 31, 2017, and the accumulated depreciation of the leased building is $92,307 and $89,743 at March 31, 2018 and December 31, 2017, respectively. Rental income for the three months ended March 31, 2018 and 2017 amounted to $11,400 and $11,400, respectively.

In 2017, a subsidiary of the Company, HG Realty, leases a warehouse to a related party under an operating lease agreement expiring on September 21, 2027. The cost of the leased building is $3,223,745 as at March 31, 2018 and December 31, 2017, and the accumulated depreciation of the leased building is $71,971 and $351,306 as at March 31, 2018 and December 31, 2017, respectively. Rental income for the three months ended March 31, 2018 was $120,000. There was no rental income recorded for the three months ended March 31, 2017 since HG Realty only became a subsidiary of the Company in 2017.

HF GROUP HOLDING CORPORATION AND SUBSIDIARIES

NOTES TO UNAUDITED CONDESED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 8 - TAXES

A.	Corporate Income Taxes (“CIT”)

Prior to January 1, 2018, Han Feng, TT, MFD, Kirnsway, Chinesetg, NSF and BB have been elected under the Internal Revenue Code to be S corporations. R&N Holdings, R&N Lexington and HG realty are formed as partnerships. An S corporation or partnership is considered a flow-through entity and is generally not subject to federal or state income tax on corporate level. In lieu of corporate income taxes, the stockholders and members of these entities are taxed on their proportionate share of the entities’ taxable income. Kirnland did not elect to be treated as S corporation and is the only entity that is subject to corporate income taxes under this report.

Effective January 1, 2018, all of the above-listed S corporation and partnership entities have been converted to C corporations and will be taxed at corporate level going forward. Accordingly, the Company shall account for income taxes of all these entities under ASC 740. The Company has recognized the impact on deferred income tax assets and liabilities from the future conversion of the above-mentioned S corporations and partnership entities to C corporations in the consolidated financial statements as of December 31, 2017.

On December 22, 2017, the U.S. enacted the Tax Cuts and Jobs Act (the “Act”), which significantly changed U.S. tax law. The Act lowered the Company’s U.S. statutory federal income tax rate from 35% to 21% effective January 1, 2018, while also imposing a deemed repatriation tax on deferred foreign income. The Act also created a new minimum tax on certain future foreign earnings. The Company expects the new federal income tax rate will significantly lower the Company’s income tax expenses going forward. The Company does not expect the repatriation tax and new minimum tax on certain future foreign earnings to have any impact on the Company’s operations since it currently has no foreign income and does not expect to generate any foreign income in the future.

(i)	The Income tax provision (benefit) of the Company for the three months ended March 31, 2018 and 2017consists of the following:

	For the Three Months Ended
	March 31, 2018	March 31, 2017
Current:
Federal	$420,018	$76,465
State	86,860	14,110
Current income tax provision	506,878	90,575
Deferred:
Federal	(3,972)	(7,983)
State	575	764
Deferred income tax benefit	(3,397)	(7,219)
Total income tax provision	$503,481	$83,356

HF GROUP HOLDING CORPORATION AND SUBSIDIARIES

NOTES TO UNAUDITED CONDESED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 8 - TAXES (Continued)

(ii) Temporary differences and carryforwards of the Company that created significant deferred tax assets and liabilities are as follows:

	As of March 31, 2018	As of December31, 2017
Deferred tax assets:
Allowance for doubtful accounts	$150,024	$139,947
Inventories	95,475	1,750
Section 481(a) adjustment	144,137	140,310
Other accrued expenses	159,044	237,550
Total deferred tax assets	548,680	519,557
Deferred tax liabilities:
Property and equipment	(981,496)	(955,769)
Total deferred tax liabilities	(981,496)	(955,769)
Net deferred tax liability	$(432,816)	$(436,212)

The above-disclosed deferred income assets and liabilities as of December 31, 2017 included deferred tax assets in the amount of $398,699 and deferred tax liabilities in the amount of $934,529 derived from the effect of future conversion of the above-mentioned S corporations and partnership entities to C corporations.

(iii) Reconciliations of the statutory income tax rate to the effective income tax rate are as follows:

	For the Three Months Ended
	March 31, 2018	March 31, 2017
Federal statutory tax rate	21.0%	34.0%
State statutory tax rate	4.6%	3.9%
U.S. permanent difference	1.0%	2.0%
Effect of flow-through entities	—	(36.7)%
Effective tax rate	26.6%	3.2%

B.	Pro forma Income Taxes information

As mentioned before, prior to January 1, 2018, Han Feng, TT, MFD, Kirnsway, Chinesetg, NSF and BB have elected under the Internal Revenue Code to be S corporations. R&N Holdings, R&N Lexington, and HG realty are formed as partnerships. Starting January 1, 2018, all of the above-mentioned entities have been converted to C corporations and will be subject to regular corporate income tax rate going forward.

HF GROUP HOLDING CORPORATION AND SUBSIDIARIES

NOTES TO UNAUDITED CONDESED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 8 - TAXES (Continued)

The following pro forma financial information presents the income tax expenses and EPS for the three months ended March 31, 2017, as if all of these S corporation and partnership entities had been converted to C corporations as of the beginning of each period presented:

(i) The Pro forma Income tax provision (benefit) of the Company for the three months ended March 31, 2017 consists of the following:

For the Three Months ended March 31, 2017
(Unaudited)
Current:
Federal	$861,507
State	99,659
Current income tax provision	961,166
Deferred:
Federal	(12,845)
State	1,447
Deferred income benefit	(11,398)
Total income tax provision	$949,768

(iii) The Pro forma earnings per share:

For the Three Months ended March 31, 2017
(Unaudited)

Pro Forma Net Income	$1,628,537
Less: net income attributable to noncontrolling interest	86,301
Pro Forma Net Income Attributable to HF Group Holding Corporation	1,542,236
Pro Forma Earnings per common share - basic and diluted	$15.42
Pro Forma Weighted average shares - basic and diluted	100,000

HF GROUP HOLDING CORPORATION AND SUBSIDIARIES

NOTES TO UNAUDITED CONDESED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 9 – RELATED PARTY TRANSACTIONS

The Company records transactions with various related parties. These related party transactions as of March 31, 2018 and December 31, 2017 and for the three months ended March 31, 2018 and, 2017 are identified as follows:

Related party balances:

a.	Accounts receivable - related parties, net

Below is a summary of accounts receivable with related parties as of March 31, 2018 and December 31, 2017, respectively:

Name of Related Party	As of March 31, 2018	As of December 31, 2017
(a) Allstate Trading Company Inc.	$52,120	$176,660
(b) Enson Seafood GA Inc (formerly “GA-GW Seafood, Inc.”)	78,000	87,814
(c) Eagle Food Service LLC	—	656,799
(d) Fortune One Foods Inc.	—	154,904
(e) Eastern Fresh LLC	921,898	340,114
(f) New Marco Food Inc.	—	170,129
(g) Revolution Automotive, LLC	483,628	—
Total	$1,535,646	$1,586,420

(a)	Mr. Zhoumin Ni, the Chairman and Chief Executive Officer of the Company, owns 40% equity interest of this entity;

(b)	Mr. Zhoumin Ni owns 45% equity interest of this entity;

(c)	Tina Ni, one of Mr. Zhoumin Ni’s family member owns 50% equity interest of this entity;

(d)	Mr. Zhoumin Ni owns 17.5% equity interest of this entity;

(e)	Mr. Zhoumin Ni owns 30% equity interest of this entity;

(f)	Mr. Zhoumin Ni owns 30% equity interest of this entity.

(g)	Mr. Zhoumin Ni owns 51% equity interest of this entity.

All accounts receivable from these related parties are current and considered fully collectible. No allowance is deemed necessary.

HF GROUP HOLDING CORPORATION AND SUBSIDIARIES

NOTES TO UNAUDITED CONDESED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 9 – RELATED PARTY TRANSACTIONS -Continued

b.	Advances to suppliers - related parties, net

The Company periodically provides purchase advances to various vendors, including the related party suppliers. These advances are made in the normal course of business and are considered fully realizable.

Below is a summary of advances to related party suppliers as of March 31, 2018 and December 31, 2017, respectively:

Name of Related Party	As of March 31, 2018	As of December 31, 2017
(1) Enson Seafood GA Inc (formerly “GA-GW Seafood, Inc.”)	$1,843,130	$2,978,161
(2) Ocean Pacific Seafood Group	200,000	145,888
(3) Revolution Industry LLC	334,341	—
(4) Han Feng Information Tech. Jinhua Inc.	—	5,167
(5) NSG International Inc. (“NSG”)	—	119,093
Total	$2,377,471	$3,248,309

(1)	Mr. Zhoumin Ni owns 45% equity interest of this entity. The large advances to GW Seafood made in 2018 and 2017 was a result of the Company’s decision to take advantage of the large refrigerated facilities owned by GW Seafood. The Company made these advances to GW Seafood for the purchases of large quantities of frozen foods. GW Seafood takes possession of these frozen goods until they are shipped based on the Company’s sales orders. The Company did not include these advanced purchases in its inventory since the title and risk of these goods remained with GW Seafood;

(2)	Mr. Zhoumin Ni owns 25% equity interest of this entity;

(3)	Mr. Zhoumin Ni owns 51% equity interest of this entity;

(4)	Mr. Zhoumin Ni owns 37% of its equity interest;

(5)	Mr. Zhoumin Ni owns 30% of its equity interest.

c.	Long-term notes receivables - related parties

The Company had previously made advances or loans to certain entities that are either owned by the controlling shareholders of the Company or family members of the controlling shareholders.

As of March 31, 2018 and December 31, 2017, the outstanding loans to various related parties consist of the following:

Name of Related Party	As of March 31, 2018	As of December 31, 2017
Enson Seafood GA Inc (formerly “GA-GW Seafood, Inc.”)	$550,000	$550,000
NSG International Inc. (“NSG”)	6,068,472	5,993,552
Eastern Fresh LLC (“Eastern”)	—	316,504
Total	$6,618,472	$6,860,056

HF GROUP HOLDING CORPORATION AND SUBSIDIARIES

NOTES TO UNAUDITED CONDESED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 9 – RELATED PARTY TRANSACTIONS -Continued

On January 1, 2018, the Company signed separate promissory note agreements (“Agreement”) with NSG and GW Seafood. Pursuant to the Agreement, the outstanding balances of $5,993,552 due from NSG and $550,000 from GW Seafood as of December 31, 2017 were converted into promissory notes bearing annual interest of 5%. The interest shall be accrued starting January 1, 2018. The principal plus interest shall be paid off no later than December 31, 2019. Interest is computed on the outstanding balance on the basis of the actual number of days elapsed in a year of 360 days.

The promissory note with Eastern in the original amount of $1,000,000 was signed on May 31, 2017 bearing annual interest rate of 5%. This note has been repaid in full as of March 31, 2018.

d.	Accounts payable - related parties

As of March 31 and December 31, 2017, the Company had a total accounts payable balance of $3,158,647 and $ 4,075,927 due to various related parties, respectively. All these accounts payable to related parties occurred in the ordinary course of business and are payable upon demand without interest.

e.	Advance from customers - related parties

The Company also periodically receives advances from its related parties for business purposes. These advances are interest free and due upon demand. The balances for advance from customers involving related parties amounted to $154,143 and $1,350,296 as of March 31, 2018 and December 31, 2017, respectively.

Related party sales and purchases transactions:

The Company also makes regular sales to or purchases from various related parties during the normal course of business. The total sales made to related parties amounted to $4,704,861 and $4,696,206 for the three months ended March 31, 2018 and 2017, respectively. The total purchases made from related parties were $7,134,760 and $6,428,930 for the three months ended March 31, 2018 and 2017, respectively.

HF GROUP HOLDING CORPORATION AND SUBSIDIARIES

NOTES TO UNAUDITED CONDESED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 10 - EQUITY

HF Holding had authority to issue a total of 100,000,000 shares of voting common stocks and 100,000,000 shares of non-voting common stocks both with no par value when incorporated in the State of North Carolina on October 11, 2017. On February 27, 2018, 100,000 voting shares were issued to the shareholders at no par value. The issuance of these 100,000 shares is considered as a part of the reorganization of the Company, which was retroactively applied as if the transaction occurred at the beginning of the period presented. As a result, the Company had 200,000,000 authorized common shares at no par value, of which 100,000 voting shares were issued and outstanding as of March 31 2018 and December 31, 2017.

The Company has converted the accumulated undistributed retaining earnings in the total amount of $5,250,000 as of December 31, 2017 into additional paid-in capital as shareholder contribution to the capital of the Company.

NOTE 11 - SEGMENT REPORTING

ASC 280, “Segment Reporting,” establishes standards for reporting information about operating segments on a basis consistent with the Company’s internal organizational structure as well as information about geographical areas, business segments and major customers in financial statements for details on the Company’s business segments. The Company uses the “management approach” in determining reportable operating segments. The management approach considers the internal organization and reporting used by the Company’s chief operating decision maker for making operating decisions and assessing performance as the source for determining the Company’s reportable segments. Management, including the chief operating decision maker, reviews operation results by the revenue of different products. Based on management’s assessment, the Company has determined that it has two operating segments: sales to independent restaurants and wholesale.

The following table presents net sales by segment for the three months ended March 31, 2018 and 2017, respectively:

	For the Three Months Ended
	March 31, 2018	March 31, 2017

Sales to independent restaurants	$69,875,910	$67,015,908
Wholesale	4,704,861	4,696,206
Total	$74,580,771	$71,712,114

All the Company’s revenue was generated from its business operation in the U.S.

HF GROUP HOLDING CORPORATION AND SUBSIDIARIES

NOTES TO UNAUDITED CONDESED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 11 - SEGMENT REPORTING - Continued

	For the Three Months Ended March 31, 2018
	Sales to independent restaurants	Wholesale	Total
Revenue	$69,875,910	$4,704,861	$74,580,771
Cost of revenue	57,866,544	4,610,161	62,476,705
Gross profit	$12,009,366	$94,700	$12,104,066
Depreciation and amortization	$463,283	$32,812	$496,095
Total capital expenditures	$1,260,424	$89,269	$1,349,693

	For the Three Months Ended March 31, 2017
	Sales to independent restaurants	Wholesale	Total
Revenue	$67,015,908	$4,696,206	$71,712,114
Cost of revenue	56,884,122	4,528,741	61,412,863
Gross profit	$10,131,786	$167,465	$10,299,251
Depreciation and amortization	$415,228	$30,077	$445,305
Total capital expenditures	$720,875	$52,216	$773,091

	As of March 31, 2018	As of December 31, 2017
Total assets:
Sales to independent restaurants	$74,637,556	$75,180,924
Wholesale	5,178,270	5,476,976
Total Assets	$79,815,826	$80,657,900

NOTE 12 – SUBSEQUENT EVENTS

The Company’s management reviewed all material events that have occurred after the balance sheet date through the date which these financial statements were issued. Based upon this review, the Company did not identify any subsequent events that would have required adjustment or disclosure in the financial statements.

  REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the shareholders and the board of directors of

HF Group Holding Corporation and Subsidiaries

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of HF Group Holding Corporation and its subsidiaries (collectively, the “Company”) as of December 31, 2017 and 2016, and the related consolidated statements of income, changes in shareholders’ equity, and cash flows for each of the years in the two-year period ended December 31, 2017, and the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2017 and 2016, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statement. We believe that our audits provide a reasonable basis for our opinion.

/s/ Friedman LLP

We have served as the Company’s auditor since 2017.

New York, New York

March 14, 2018 , except for Note 8, as to which the date is May 24, 2018

HF GROUP HOLDING CORPORATION AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

	As of
	December 31,	December 31,
	2017	2016

ASSETS
CURRENT ASSETS:
Cash	$6,086,044	$5,956,145
Accounts receivable, net	14,700,854	14,119,696
Accounts receivable - related parties, net	1,586,420	2,851,441
Inventories, net	22,669,225	23,519,598
Advances to suppliers, net	1,042,554	1,127,276
Advances to suppliers - related parties, net	3,248,309	733,531
Other current assets	554,865	3,234,254
TOTAL CURRENT ASSETS	49,888,271	51,541,941

Property and equipment, net	21,709,467	14,999,424
Long-term notes receivable	764,493	—
Long-term notes receivable - related parties	6,860,056	4,364,555
Other long-term assets	1,435,613	1,710,198
TOTAL ASSETS	$80,657,900	$72,616,118

CURRENT LIABILITIES:
Lines of credit	$11,894,146	$13,694,146
Accounts payable	17,275,485	17,057,903
Accounts payable - related parties	4,075,927	4,041,928
Advance from customers	49,677	58,077
Advance from customers - related parties	1,350,296	975,766
Current portion of long-term debt, net	1,372,125	1,132,547
Current portion of obligations under capital leases	434,003	376,218
Income tax payable	512,415	97,295
Shareholder distribution payable	1,000,000	—
Accrued expenses	991,388	908,584
TOTAL CURRENT LIABILITIES	38,955,462	38,342,464

Long-term debt, net	14,249,579	9,336,659
Obligations under capital leases, non-current	118,535	552,539
Deferred tax liabilities	436,212	26,236
TOTAL LIABILITIES	53,759,788	48,257,898

Commitments and contingencies

SHAREHOLDERS’ EQUITY:
Common stock, no par value, 100,000,000 voting common shares and 100,000,000 non-voting common shares authorized; 100,000 voting shares issued and outstanding as of December 31, 2017 and 2016, respectively; no non-voting common shares issued and outstanding as of December 31, 2017 and 2016	—	—
Additional paid-in capital	21,551,700	13,719,119
Retained earnings	4,255,213	9,979,901
Total shareholders’ equity	25,806,913	23,699,020
Noncontrolling interest	1,091,199	659,200
TOTAL SHAREHOLDERS’ EQUITY	26,898,112	24,358,220
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$80,657,900	$72,616,118

The accompanying notes are an integral part of these consolidated financial statements

HF GROUP HOLDING CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

	For the Years Ended December 31,
	2017	2016

Net revenue - third parties	$277,100,116	$260,923,967
Net revenue - related parties	18,449,864	18,576,268
TOTAL NET REVENUE	295,549,980	279,500,235

Cost of revenue - third parties	234,421,287	225,788,934
Cost of revenue - related parties	17,193,726	17,404,178
COST OF REVENUE	251,615,013	243,193,112

GROSS PROFIT	43,934,967	36,307,123

DISTRIBUTION, SELLING AND ADMINISTRATIVE EXPENSES	32,924,877	30,578,840

INCOME FROM OPERATIONS	11,010,090	5,728,283

Other Income (Expense)
Interest income	21,105	1,634
Interest expense and bank charges	(1,339,897)	(1,076,088)
Other income	1,010,038	369,379
Total other income (expenses), net	(308,754)	(705,075)

INCOME BEFORE INCOME TAX PROVISION	10,701,336	5,023,208

PROVISION FOR INCOME TAXES	623,266	191,922

NET INCOME	10,078,070	4,831,286

Less: net income attributable to noncontrolling interest	431,999	116,122

NET INCOME ATTRIBUTABLE TO HF GROUP HOLDING CORPORATION	$9,646,071	$4,715,164

NET INCOME	10,078,070	4,831,286
Pro forma adjustment to reflect income tax expenses if taxed under C Corporation	(3,439,857)	(2,243,859)
Net income attributable to noncontrolling interest	(431,999)	(116,122)
Net income used to compute pro forma net earnings per share	6,206,214	2,471,305

Earnings per common share - basic and diluted	$96.46	$47.15
Pro Forma earnings per common share - basic and diluted	$62.06	$24.71
Weighted average shares - basic and diluted	100,000	100,000

The accompanying notes are an integral part of these consolidated financial statements

HF GROUP HOLDING CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY

	Ordinary Shares		Additional		Shareholders’	Non-controlling	Total
	Shares	Amount	Paid-in Capital	Retained Earnings	Equity	Interest	Equity

Balance at December 31, 2015	100,000	$—	$13,719,119	$10,651,857	$24,370,976	$543,078	$24,914,054

Net income	—	—	—	4,715,164	4,715,164	116,122	4,831,286

Distribution to shareholders	—	—	—	(5,387,120)	(5,387,120)	—	(5,387,120)
Balance at December 31, 2016	100,000	$—	$13,719,119	$9,979,901	$23,699,020	$659,200	$24,358,220

Net income		—	—	9,646,071	9,646,071	431,999	10,078,070

Net assets transferred from business combination with HG Realty	—	—	2,582,581	—	2,582,581	—	2,582,581

Capital contribution by shareholders through converting retained earnings to additional paid-in capital	—	—	5,250,000	(5,250,000)	—	—	—

Effect of the conversion of S corporations and partnership entities to C corporations	—	—	—	(535,830)	(535,830)	—	(535,830)

Distribution to shareholders	—	—	—	(9,584,929)	(9,584,929)	—	(9,584,929)
Balance at December 31, 2017	100,000	$—	$21,551,700	$4,255,213	$25,806,913	$1,091,199	$26,898,112

The accompanying notes are an integral part of these consolidated financial statements

HF GROUP HOLDING CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the Years Ended December 31,
	2017	2016

Cash flows from operating activities:
Net Income	$10,078,070	$4,831,286
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization expense	2,004,374	1,885,597
Loss (gain) from disposal of equipment	(25,000)	79,956
Provision of doubtful accounts	220,986	62,458
Deferred tax benefit	(125,854)	(33,122)
Changes in operating assets and liabilities:
Accounts receivable, net	(802,144)	294,173
Accounts receivable - related parties, net	1,265,021	3,366,321
Inventories	850,373	(20,082)
Advances to suppliers	84,722	429,492
Advances to suppliers - related parties, net	(2,514,778)	(936)
Other current assets	2,679,389	(2,829,299)
Other long-term assets	456,068	(579,498)
Accounts payable	217,582	(498,123)
Accounts payable - related parties	33,999	(2,472,822)
Advance from customers	(2,148,648)	177,272
Advance from customers - related parties	2,514,778	936
Income tax payable	415,120	(103,298)
Accrued expenses	82,804	(36,031)
Net cash provided by operating activities	15,286,862	4,554,280

Cash flows from investing activities:
Cash received from business combination of HG Realty	31,070	—
Purchase of property and equipment	(2,264,680)	(2,776,103)
Proceeds from disposal of equipment	25,000	—
Payments made for long-term notes receivable	(764,493)	—
Payments made for long-term notes receivable to related parties	(2,495,501)	2,346,978
Net cash used in investing activities	(5,468,604)	(429,125)

Cash flows from financing activities:
Proceeds from lines of credit	2,600,000	5,000,000
Repayment of lines of credit	(4,400,000)	(3,056,000)
Proceeds from long-term debt, net	2,580,889	2,857,965
Repayment of long-term debt, net	(1,884,319)	(1,873,437)
Cash distribution to shareholders	(8,584,929)	(5,387,120)
Net cash used in financing activities	(9,688,359)	(2,458,592)

Net increase in cash	129,899	1,666,563
Cash at beginning of year	5,956,145	4,289,582
Cash at end of year	$6,086,044	$5,956,145

Supplemental cash flow information
Cash paid for interest	$1,268,953	$1,059,262
Cash paid for income taxes	$288,909	$279,290

Non-cash investing and financing activities:
Fixed assets transferred from business combination of HG Realty	$6,530,696	$—
Long-term debt transferred from business combination of HG Realty	$4,079,709	$—

The accompanying notes are an integral part of these consolidated financial statements

HF GROUP HOLDING CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION AND BUSINESS DESCRIPTION

HF Group Holding Corporation (“HF Holding”) was incorporated in the State of North Carolina on October 11, 2017. Effective January 1, 2018, HF Holding entered into a Contribution Agreement (the “Agreement”) whereby the controlling shareholders of the following 12 entities contributed their respective stocks to HF Holding in exchange for all of HF Holding’s outstanding shares. Upon completion of the share exchanges, these entities became either wholly-owned or majority-owned subsidiaries of HF Holding (hereafter collectively referred to as “Han Feng Group”, or the “Company”).

●	Han Feng, Inc. (“Han Feng”)

●	Truse Trucking, Inc. (“TT”)

●	Morning First Delivery (“MFD”)

●	R&N Holdings, LLC (“R&N Holdings”)

●	R&N Lexington, LLC (“R&N Lexington”)

●	Kirnsway Manufacturing Inc. (“Kirnsway”)

●	Chinesetg, Inc. (“Chinesetg”)

●	New Southern Food Distributors, Inc. (“NSF”)

●	B&B Trucking Services, Inc. (“BB”)

●	Kirnland Food Distribution, Inc. (“Kirnland”)

●	HG Realty LLC (“HG Realty”)

In accordance with Accounting Standards Codification (“ASC”) 805-50-25, the transaction consummated through the Agreement has been accounted for as a transaction among entities under common control since the same shareholders control all these 12 entities prior to the execution of the Agreement. The consolidated financial statements of the Company have been prepared to report results of operations for the period in which the transfer occurred as though the transfer of net assets or exchange of equity interests had occurred at the beginning of the period presented, in this case January 1, 2016, except HG Realty. One of the controlling shareholders of the Company owned 45% equity interest of HG Realty since its establishment in 2012 and did not have control in HG Realty until September 2017, when this controlling shareholder entered into an equity purchase agreement with the other shareholders of the remaining 55% interest of HG Realty and owns 100% equity interest of HG Realty thereafter. Results of operations for the period presented comprise those of the previously separate entities combined from the beginning of the period to the end of the period. By eliminating the effects of intra-entity transactions in determining the results of operations for the period before the combination, those results will be on substantially the same basis as the results of operations for the period after the date of combination. The effects of intra-entity transactions on current assets, current liabilities, revenue, and cost of sales for periods presented and on retained earnings at the beginning of the periods presented are eliminated to the extent possible. Furthermore, ASC 805-50-45-5 indicates that the financial statements and financial information presented for prior years also shall be retrospectively adjusted to furnish comparative information.

HF GROUP HOLDING CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

In accordance with ASC 805-50-30-5, when accounting for a transfer of assets or exchange of shares between entities under common control, the entity that receives the net assets or the equity interests should initially recognize the assets and liabilities transferred at their carrying amounts in the accounts of the transferring entity at the date of the transfer. If the carrying amounts of the assets and liabilities transferred differ from the historical cost of the parent of the entities under common control, then the financial statements of the receiving entity should reflect the transferred assets and liabilities at the historical cost of the parent of the entities under common control. Accordingly, the Company has recorded the assets and liabilities transferred from the above entities at their carrying amount.

The following table summarizes the entities under Han Feng Group after the above-mentioned reorganization:

Name	Date of incorporation	Place of incorporation	Percentage of legal ownership by Han Feng Holding	Principal activities
Parent:
HF Holding	October 11, 2017	North Carolina, USA	—	Holding Company
Subsidiaries:
Han Feng	January 14, 1997	North Carolina, USA	100%	Distributing food and related products
TT	August 6, 2002	North Carolina, USA	100%	Trucking service
MFD	April 15, 1999	North Carolina, USA	100%	Trucking service
R&N Holdings	November 21, 2002	North Carolina, USA	100%	Real estate holding
R&N Lexington	May 27, 2010	North Carolina, USA	100%	Real estate holding
Kirnsway	May 24, 2006	North Carolina, USA	100%	Design and printing services
Chinesetg	July 12, 2011	North Carolina, USA	100%	Design and printing services
NSF	December 17, 2008	Florida, USA	100%	Distributing food and related products
BB	September 12, 2001	Florida, USA	100%	Trucking service
Kirnland	April 11, 2006	Georgia, USA	66.7%	Distributing food and related products
HG Realty	May 11, 2012	Georgia, USA	100%	Real estate holding

The Company markets and distributes fresh produces, frozen and dry food, and non-food products to primarily Asian/Chinese restaurants and other foodservice customers throughout the Southeast region of the United States of America (“USA”).

HF GROUP HOLDING CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation and Principles of Consolidation

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The consolidated financial statements include the financial statements of HF Holding and its subsidiaries. All inter-company balances and transactions have been eliminated upon consolidation.

Noncontrolling interests

U.S. GAAP requires that noncontrolling interests in subsidiaries and affiliates be reported in the equity section of a company’s balance sheet. In addition, the amounts attributable to the net income (loss) of those subsidiaries are reported separately in the consolidated statements of income and comprehensive income.

Uses of estimates

The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenue and expenses during each reporting period. Actual results could differ from those estimates. Significant accounting estimates reflected in the Company’s consolidated financial statements include the allowances for doubtful accounts, estimated useful lives and fair value in connection with the impairment of property and equipment. Actual results could differ from these estimates.

Cash

The Company considers all highly liquid investments purchased with a maturity of three or fewer months to be cash equivalents. As of December 31, 2017, and 2016, the Company had no cash equivalents.

Accounts Receivable

Accounts receivable represent amounts due from customers in the ordinary course of business and are recorded at the invoiced amount and do not bear interest. Receivables are presented net of the allowance for doubtful accounts in the accompanying Consolidated Balance Sheets. The Company evaluates the collectability of its accounts receivable and determines the appropriate allowance for doubtful accounts based on a combination of factors. When the Company is aware of a customer’s inability to meet its financial obligation, a specific allowance for doubtful accounts is recorded, reducing the receivable to the net amount the Company reasonably expects to collect. In addition, allowances are recorded for all other receivables based on historic collection trends, write-offs and the aging of receivables. The Company uses specific criteria to determine uncollectible receivables to be written off, including bankruptcy, accounts referred to outside parties for collection, and accounts past due over specified periods. As of December 31, 2017, and 2016, the allowances for doubtful accounts were $567,108 and $670,280, respectively.

HF GROUP HOLDING CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Inventories

The Company’s inventories, consisting mainly of food and other food service-related products, are primarily considered finished goods. Inventory costs, including the purchase price of the product and freight charges to deliver it to the Company’s warehouses, are net of certain cash or non-cash consideration received from vendors. The Company assesses the need for valuation allowances for slow-moving, excess and obsolete inventories by estimating the net recoverable value of such goods based upon inventory category, inventory age, specifically identified items, and overall economic conditions. Inventories are stated at the lower of cost or net realizable value using the first-in, first-out (FIFO) method.

Property and Equipment

Property and equipment are stated at cost, less accumulated depreciation and amortization. Depreciation is calculated using the straight-line method over the estimated useful lives of the assets. Following are the estimated useful lives of the Company’s property and equipment:

Estimated useful lives
Buildings and improvements	7-39 years
Machinery and equipment	3-7 years
Motor vehicles	5 years

Repair and maintenance costs are charged to expense as incurred, whereas the cost of renewals and betterment that extends the useful lives of property, plant and equipment are capitalized as additions to the related assets. Retirements, sales and disposals of assets are recorded by removing the cost and accumulated depreciation from the asset and accumulated depreciation accounts with any resulting gain or loss reflected in the consolidated statements of income and comprehensive income in other income or expenses.

Impairment of Long-lived Assets

The Company assesses its long-lived assets such as property and equipment for impairment whenever events or changes in circumstances indicate the carrying amount of an asset may not be recoverable. Factors which may indicate potential impairment include a significant underperformance related to the historical or projected future operating results or a significant negative industry or economic trend. Recoverability of these assets is measured by comparison of their carrying amounts to future undiscounted cash flows the assets are expected to generate. If property and equipment are considered to be impaired, the impairment to be recognized equals the amount by which the carrying value of the assets exceeds their fair value. The Company did not record any impairment loss on its long-lived assets as of December 31, 2017 and 2016.

HF GROUP HOLDING CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Revenue recognition

The Company recognizes revenues under FAS Codification Topic 605 (“ASC 605”). Revenue is recognized when all of the following have occurred: (i) persuasive evidence of an arrangement exists, (ii) delivery has occurred or services have been rendered, (iii) the price is fixed or determinable, and (iv) the ability to collect is reasonably assured.

The Company recognizes revenue from the sale of product when title and risk of loss passes and the customer accepts the goods, which generally occurs at delivery.

Sales taxes invoiced to customers and remitted to governmental authorities are excluded from net sales.

Shipping and handling costs

Shipping and handling costs, which include costs related to the selection of products and their delivery to customers, are presented in distribution, selling and administrative expenses. Shipping and handling costs were $4,763,185 and $4,117,800 for the years ended December 31, 2017 and 2016, respectively.

Income taxes

The Company accounts for income taxes under the asset and liability method, which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements. Under this method, we determine deferred tax assets and liabilities on the basis of the differences between the financial statement and tax bases of assets and liabilities by using enacted tax rates in effect for the year in which the differences are expected to reverse. The effect of a change in tax rates on deferred tax assets and liabilities is recognized in income in the period that includes the enactment date.

The Company recognizes deferred tax assets to the extent that we believe that these assets are more likely than not to be realized. In making such a determination, we consider all available positive and negative evidence, including future reversals of existing taxable temporary differences, projected future taxable income, tax-planning strategies, and results of recent operations. If we determine that we would be able to realize our deferred tax assets in the future in excess of their net recorded amount, we would make an adjustment to the deferred tax asset valuation allowance, which would reduce the provision for income taxes.

The Company records uncertain tax positions in accordance with ASC 740 on the basis of a two-step process in which (1) we determine whether it is more likely than not that the tax positions will be sustained on the basis of the technical merits of the position and (2) for those tax positions that meet the more-likely-than-not recognition threshold, we recognize the largest amount of tax benefit that is more than 50 percent likely to be realized upon ultimate settlement with the related tax authority. The Company does not believe that there was any uncertain tax positions at December 31, 2017 and 2016.

HF GROUP HOLDING CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Capital lease obligations

The Company has recorded capital lease obligations for equipment leases at both December 31, 2017 and 2016. In each case, the Company was deemed to be the owner under lease accounting guidance. Further, each lease contains provisions indicating continuing involvement with the equipment at the end of the lease period. As a result, in accordance with applicable accounting guidance, related assets subject to the leases are reflected on the Company’s consolidated balance sheets and depreciated over the lesser of the lease term or their remaining useful lives. The present value of the lease payments associated with the equipment is recorded as capital lease obligations.

Earnings per Share

The Company computes earnings per share (“EPS”) in accordance with ASC 260, “Earnings per Share” (“ASC 260”). ASC 260 requires companies with complex capital structures to present basic and diluted EPS. Basic EPS is measured as net income divided by the weighted average common shares outstanding for the period. Diluted EPS is similar to basic EPS but presents the dilutive effect on a per share basis of potential common shares (e.g., convertible securities, options and warrants) as if they had been converted at the beginning of the periods presented, or issuance date, if later. Potential common shares that have an anti-dilutive effect (i.e., those that increase income per share or decrease loss per share) are excluded from the calculation of diluted EPS. There is no anti-dilutive effect for the years ended December 31, 2017 and 2016.

Fair value of financial instruments

The Company follows the provisions of FASB ASC 820, Fair Value Measurements and Disclosures. ASC 820 clarifies the definition of fair value, prescribes methods for measuring fair value, and establishes a fair value hierarchy to classify the inputs used in measuring fair value as follows:

Level 1 - Inputs are unadjusted quoted prices in active markets for identical assets or liabilities available at the measurement date.

Level 2 - Inputs are unadjusted quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in markets that are not active, inputs other than quoted prices that are observable, and inputs derived from or corroborated by observable market data.

Level 3 - Inputs are unobservable inputs which reflect the reporting entity’s own assumptions on what assumptions the market participants would use in pricing the asset or liability based on the best available information.

The carrying amounts reported in the balance sheets for cash, accounts receivable, advances to suppliers, other current assets, accounts payable, income tax payable, advance from customers, accrued and other liabilities approximate their fair value based on the short-term maturity of these instruments.

HF GROUP HOLDING CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Concentrations and credit risk

Credit risk

Accounts receivable are typically unsecured and derived from revenue earned from customers, thereby exposed to credit risk. The risk is mitigated by the Company’s assessment of its customers’ creditworthiness and its ongoing monitoring of outstanding balances.

Concentration risk

There were no receivables from any one customer representing more than 10% of our consolidated gross accounts receivable at December 31, 2017 and 2016.

For the years ended December 31, 2017 and 2016, no supplier accounted for more than 10% of the total cost of revenue. As of December 31, 2017, one supplier accounted for 69% of total advance payments outstanding and this supplier accounted for 92% of advance payments to related parties. As of December 31, 2016, four suppliers accounted for 23%, 22%, 14% and 12% of total advance payments, respectively. One of these suppliers accounted for 60% of advance payments to related parties.

Recent accounting pronouncements

In May 2014, the FASB issued Accounting Standard Update (“ASU”) No. 2014-09, “Revenue from Contracts with Customers (Topic 606)” (“ASU 2014-09”). ASU 2014-09 requires an entity to recognize the amount of revenue to which it expects to be entitled for the transfer of promised goods or services to customers. ASU 2014-09 will replace most existing revenue recognition guidance in U.S. GAAP when it becomes effective and permits the use of either the retrospective or cumulative effect transition method. The guidance also requires additional disclosure about the nature, amount, timing and uncertainty of revenue and cash flows arising from customer contracts. In August 2015, the FASB issued ASU No. 2015-14, “Deferral of the Effective Date” (“ASU 2015-14”), which defers the effective date for ASU 2014-09 by one year. For public entities, the guidance in ASU 2014-09 will be effective for annual reporting periods beginning after December 15, 2017 (including interim reporting periods within those periods), and for all other entities, ASU 2014-09 will be effective for annual reporting periods beginning after December 15, 2018, and interim reporting periods within annual reporting periods beginning after December 15, 2019. In March 2016, the FASB issued ASU No. 2016-08, “Principal versus Agent Considerations (Reporting Revenue versus Net)” (“ASU 2016-08”), which clarifies the implementation guidance on principal versus agent considerations in the new revenue recognition standard. In April 2016, the FASB issued ASU No. 2016-10, “Identifying Performance Obligations and Licensing” (“ASU 2016-10”), which reduces the complexity when applying the guidance for identifying performance obligations and improves the operability and understandability of the license implementation guidance. In May 2016, the FASB issued ASU No. 2016-12 “Narrow-Scope Improvements and Practical Expedients” (“ASU 2016-12”), which amends the guidance on transition, collectability, noncash consideration and the presentation of sales and other similar taxes. Preliminarily, the Company plans to adopt Topic 606 using the retrospective transition method, and is continuing to evaluate the impact its pending adoption of Topic 606 will have on its consolidated financial statements. The Company believes that its current revenue recognition policies are generally consistent with the new revenue recognition standards set forth in ASU 2014-09. Potential adjustments to input measures are not expected to be pervasive to the majority of the Company’s contracts The Company does not expect that adoption of this guidance will have a material impact on its consolidated financial statements and related disclosures.

HF GROUP HOLDING CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

In February 2016, the FASB issued ASU No. 2016-02, “Leases” to increase transparency and comparability among organizations by recognizing lease assets and lease liabilities on the balance sheet with a corresponding liability and disclosing key information about leasing arrangements. For public business entities, the amendments in this ASU are effective for fiscal years beginning after December 15, 2018, including interim reporting periods within those fiscal years. For all other entities, the amendments in this ASU are effective for fiscal years beginning after December 15, 2019, and interim reporting periods within fiscal years beginning after December 15, 2020. Early adoption is permitted. The Company is evaluating the impact of the adoption of this revised guidance on its consolidated financial statements.

In October 2016, the FASB issued ASU No. 2016-17, “Consolidation (Topic 810): Interests Held through Related Parties That Are under Common Control”. The amendments affect reporting entities that are required to evaluate whether they should consolidate a variable interest entity in certain situations involving entities under common control. Specifically, the amendments change the evaluation of whether a reporting entity is the primary beneficiary of a variable interest entity by changing how a reporting entity that is a single decision maker of a variable interest entity treats indirect interests in the entity held through related parties that are under common control with the reporting entity. The amendments are effective for public business entities for fiscal years beginning after December 15, 2016, including interim periods within those fiscal years. For all other entities, the amendments are effective for fiscal years beginning after December 15, 2016, and interim reporting periods within fiscal years beginning after December 15, 2017. Early adoption is permitted. The Company does not expect that adoption of this guidance will have a material impact on its consolidated financial statements and related disclosures.

In November 2016, the FASB issued ASU No. 2016-18, “Statement of Cash Flows (Topic 230): Restricted Cash”, which requires that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. Therefore, amounts generally described as restricted cash and restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. The amendments in this ASU apply to all entities that have restricted cash or restricted cash equivalents and are required to present a statement of cash flows under Topic 230. The amendments are effective for public business entities for fiscal years beginning after December 15, 2017, and interim periods within those fiscal years. For all other entities, the amendments are effective for fiscal years beginning after December 15, 2018, and interim periods within fiscal years beginning after December 15, 2019. Early adoption is permitted. The amendments should be applied using a retrospective transition method to each period presented. The adoption of this guidance will increase cash and cash equivalents by the amount of the restricted cash on the Company’s consolidated statement of cash flows.

HF GROUP HOLDING CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 3 - ACCOUNTS RECEIVABLE, NET

Accounts receivable consisted of the following:

	As of December 31, 2017	As of December 31, 2016
Accounts receivable	$15,267,962	$14,789,976
Less: allowance for doubtful accounts	(567,108)	(670,280)
Accounts receivable, net	$14,700,854	$14,119,696

Movement of allowance for doubtful accounts is as follows:

	For the Years Ended
	December 31, 2017	December 31, 2016
Beginning balance	$670,280	$613,200
Provision for doubtful accounts	220,986	62,458
Less: write off/recovery	(324,158)	(5,378)
Ending balance	$567,108	$670,280

NOTE 4 - PROPERTY AND EQUIPMENT, NET

Property and equipment, net consisted of the following:

	As of December 31, 2017	As of December 31, 2016
Land	$1,608,647	$1,608,647
Buildings and improvements	18,589,496	11,496,501
Machinery and equipment	9,430,221	8,660,948
Motor vehicles	8,288,868	7,301,465
Subtotal	37,917,232	29,067,561
Less: accumulated depreciation	(16,207,765)	(14,068,137)
Property and equipment, net	$21,709,467	$14,999,424

Depreciation expense was $2,004,374 and $1,885,597 for the years ended December 31, 2017 and 2016, respectively.

HF GROUP HOLDING CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 5 - LINES OF CREDIT

On July 1, 2016, Han Feng, the Company’s main operating entity, entered into a line of credit agreement with East West Bank. The line of credit agreement provided for a revolving credit of $14,500,000. The line of credit is secured by virtually all assets of Han Feng, a real property and an adjoining undeveloped parcel of land owned by R&N Holding, and a real property owned by R&N Lexington. The principal and all accrued unpaid interest are due in May 2018. Interest is based on the prime rate less 0.15%, but in no event less than 3.25% per annum, and is payable monthly (4.35% at December 31, 2017). The outstanding balance on the line of credit as at December 31, 2017 and 2016 was $9,344,000 and $10,744,000, respectively. The line of credit agreement contains certain financial covenants which, among other things, require Han Feng to maintain certain financial ratios. At December 31, 2017 and 2016, Han Feng was in compliance with the covenants under the line of credit agreement. The line of credit was guaranteed by the two shareholders of the Company, as well as four subsidiaries of the Company, TT, MFD, R&N Holding and R&N Lexington.

On November 14, 2012, NSF, the Company’s another operating entity, entered into a line of credit agreement with Bank of America. The line of credit agreement provided for a revolving credit of $4,000,000. The line of credit is secured by three real properties owned by NSF, and guaranteed by the two shareholders of the Company, as well as BB, a subsidiary of the Company. The maximum borrowings are determined by certain percentages of eligible accounts receivable and inventories. The principal and all accrued unpaid interest were due in February, 2020 (See Note 11). The loan was renewed and is now due in February 2018. Interest is based on the LIBOR rate plus 2.75% (4.2511% at December 31, 2017). The outstanding balance on the line of credit as at December 31, 2017 and 2016 was $2,550,146 and $2,950,146, respectively. The line of credit agreement contains certain financial covenants which, among other things, require NSF to maintain certain financial ratios. At December 31, 2017 and 2016, NSF was in compliance with the covenants under the line of credit agreement.

NOTE 6 - LONG-TERM DEBT

Long-term debt at December 31, 2017 and 2016 is as follows:

Bank name	Maturity	Interest rate at December 31, 2017	As of December 31, 2017	As of December 31, 2016
East West Bank – (b)	June 2022 - August 2027	4.25% - 4.75%	$5,220,809	$5,481,000
Capital Bank – (c)	October 2027	3.85%	5,333,677	—
Bank of America – (d)	February 2023	4.2095%	2,262,500	2,400,000
Bank of Montreal – (a)	April 2022 - June 2023	5.99% - 6.87%	1,071,398	764,707
GE Capital – (a)	October 2019	5.94%	36,359	54,587
Other finance companies – (e)	September 2018 - December 2023	3.99% - 6.69%	1,696,961	1,768,912
Total debt			15,621,704	10,469,206
Less: current portion			(1,372,125)	(1,132,547)
Long-term debt			$14,249,579	$9,336,659

HF GROUP HOLDING CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 6 - LONG-TERM DEBT -continued

The terms of the various loan agreements relating to long-term bank borrowings contain certain restrictive financial covenants which, among other things, require the Company to maintain specified levels of debt to tangible net worth and debt service coverage. As of December 31, 2017 and 2016, the Company was in compliance with such covenants.

The loans outstanding were guaranteed by the following properties, entities or individuals:

(a)	Not collateralized or guaranteed.

(b)	Guaranteed by two shareholders of the Company, as well as five subsidiaries of the Company, Han Feng, TT, MFD, R&N Holding and R&N Lexington. Also secured by assets of Han Feng and R&N Lexington and R&N Holding, two real properties of R&N Holding, and a real property of R&N Lexington. Balloon payment of these long-term debts is $3,642,215.

(c)	Guaranteed by two shareholders, as well as Han Feng, one subsidiary of the Company. Also secured by a real property owned by HG Realty. Balloon payment of this debt is $3,116,687.

(d)	Guaranteed by two shareholders, as well as two subsidiaries of the Company, NSF and BB. Secured by a real property, equipment and fixtures, inventories, receivables and all other personal property owned by NSF. Balloon payment of this long-term debt is $1,684,898. The loan agreement has been renewed on February 26, 2018 (See Note 11).

(e)	Secured by vehicles.

The future maturities of long-term debt at December 31, 2017 are as follows:

Twelve months ending December 31

2018	$1,372,125
2019	1,146,835
2020	943,885
2021	915,861
2022	2,202,284
Thereafter	9,040,714
Total	$15,621,704

HF GROUP HOLDING CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 7 - LEASES

Capital Lease Obligations

The Company leases vehicles or delivery trucks under capital leases with various expiration dates through 2021. At December 31, 2017 and 2016, the cost of assets acquired under capital leases is $1,297,900, the related accumulated amortization is $535,590 and $276,011, respectively, and the net book value is $762,310 and $1,021,889, respectively. Amortization expense related to these assets for the years ended December 31, 2017 and 2016 totaled $259,580 and $253,388, respectively.

Capital lease obligations consisted of the following:

	As of December 31, 2017	As of December 31, 2016
Vehicles due in monthly installments of $40,470 inclusive of interest at 14.38%, due in March 2019	$552,538	$928,757
Less: current portion	(434,003)	(376,218)
Obligations under capitalized leases payable after one year	$118,535	$552,539

Operating lease commitments

The Company’s operating leases mainly include forklifts and housing units. These leases had an average remaining lease term of approximately 5 years as of December 31, 2017. Rental expense charged to expenses under operating leases in the years ended December 31, 2017 and 2016 amounted to $575,693 and $574,176, respectively.

Future minimum lease obligations for operating leases with initial terms in excess of one year at December 31, 2017 are as follows:

Twelve months ended December 31,
2018	$292,790
2019	60,810
2020	42,030
2021	8,983
2022	297
Total	$404,910

A subsidiary of the Company, RN Holding, leases a facility to a related party under an operating lease agreement expiring in 2019. The cost of the leased building is $400,000 at December 31, 2017 and 2016, and the accumulated depreciation of the leased building is $89,743 and $79,487 at December 31, 2017 and 2016, respectively. Rental income for the years ended December 31, 2017 and 2016 amounted to $45,600 and $45,600, respectively.

In 2017, a subsidiary of the Company, HG Realty, leases a warehouse to a related party under an operating lease agreement expiring on September 21, 2027. The cost of the leased building is $3,223,745 as at December 31, 2017 and 2016, and the accumulated depreciation of the leased building is $351,306 and $268,645 as at December 31, 2017 and 2016, respectively. Rental income for the years ended December 31, 2017 was $490,000. There was no rental income recorded for 2016 since HG Realty only became a subsidiary of the Company in 2017.

HF GROUP HOLDING CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 8 - TAXES

A.	Corporate Income Taxes (“CIT”)

Prior to January 1, 2018, Han Feng, TT, MFD, Kirnsway, Chinesetg, NSF and BB have been elected under the Internal Revenue Code to be S corporations. R&N Holdings, R&N Lexington and HG realty are formed as partnerships. An S corporation or partnership is considered a flow-through entity and is generally not subject to federal or state income tax on corporate level. In lieu of corporate income taxes, the stockholders and members of these entities are taxed on their proportionate share of the entities’ taxable income. Kirnland did not elect to be treated as S corporation and is the only entity that is subject to corporate income taxes under this report.

Effective January 1, 2018, all of the above-listed S corporation and partnership entities have been converted to C corporations and will be taxed at corporate level going forward. Accordingly, the Company shall account for income taxes of all these entities under ASC 740. The Company has recognized the impact on deferred income tax assets and liabilities from the future conversion of the above-mentioned S corporations and partnership entities to C corporations in the consolidated financial statements as of December 31, 2017.

On December 22, 2017, the U.S. enacted the Tax Cuts and Jobs Act (the “Act”), which significantly changed U.S. tax law. The Act lowered the Company’s U.S. statutory federal income tax rate from 35% to 21% effective January 1, 2018, while also imposing a deemed repatriation tax on deferred foreign income. The Act also created a new minimum tax on certain future foreign earnings. The Company expects the new federal income tax rate will significantly lower the Company’s income tax expenses going forward. The Company does not expect the repatriation tax and new minimum tax on certain future foreign earnings to have any impact on the Company’s operations since it currently has no foreign income and does not expect to generate any foreign income in the future.

(i)	The Income tax provision (benefit) of the Company for the last two fiscal years consists of the following:

	For the Years Ended
	December 31, 2017	December 31, 2016
Current:
Federal	$631,487	$192,590
State	117,633	32,454
Current income tax provision	749,120	225,044
Deferred:
Federal	(104,771)	(29,668)
State	(21,083)	(3,454)
Deferred income tax provision (benefit)	(125,854)	(33,122)
Total income tax provision	$623,266	$191,922

HF GROUP HOLDING CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 8 – TAXES - Continued

(ii) Temporary differences and carryforwards of the Company that created significant deferred tax assets and liabilities are as follows:

	As of December 31, 2017	As of December 31, 2016
Deferred tax assets:
Allowance for doubtful accounts	$139,947	$69,808
Inventories	1,750	1,278
Section 481(a) adjustment	140,310	11,497
Other accrued expenses	237,550	(62,633)
Total deferred tax assets	519,557	19,950
Deferred tax liabilities:
Property and equipment	(955,769)	(46,186)
Total deferred tax liabilities	(955,769)	(46,186)
Net deferred tax liability	$(436,212)	$(26,236)

The above-disclosed deferred income assets and liabilities as of December 31, 2017 included deferred tax assets in the amount of $398,699 and deferred tax liabilities in the amount of $934,529 derived from the effect of future conversion of the above-mentioned S corporations and partnership entities to C corporations.

(iii) Reconciliations of the statutory income tax rate to the effective income tax rate are as follows:

	For the Years Ended
	December 31, 2017	December 31, 2016
Federal statutory tax rate	34.0%	34.0%
State statutory tax rate	6.0%	6.0%
U.S. permanent difference	(1.2)%	0.1%
Effect of flow-through entities	(33.0)%	(36.3)%
Effective tax rate	5.8%	3.8%

B.	Pro forma Income Taxes information

As mentioned before, prior to January 1, 2018, Han Feng, TT, MFD, Kirnsway, Chinesetg, NSF and BB have elected under the Internal Revenue Code to be S corporations. R&N Holdings, R&N Lexington, and HG realty are formed as partnerships. Starting January 1, 2018, all of the above-mentioned entities have been converted to C corporations and will be subject to regular corporate income tax rate going forward.

HF GROUP HOLDING CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

The following pro forma financial information presents the income tax expenses and EPS for the years ended December 31, 2017 and 2016 as well as the deferred tax assets and liabilities as of December 31, 2017 and 2016, respectively, as if all of these S corporation and partnership entities had been converted to C corporations as of the beginning of each period presented:

NOTE 8 – TAXES - Continued

(i) The Pro forma Income tax provision (benefit) of the Company for the last two fiscal years consists of the following:

	For the Years Ended
	December 31, 2017	December 31, 2016
	(Unaudited)	(Unaudited)
Current:
Federal	$3,677,489	$1,768,214
State	478,675	197,672
Current income tax provision	4,156,164	1,965,886
Deferred:
Federal	(73,805)	418,832
State	(19,236)	51,063
Deferred income (benefit) provision	(93,041)	469,895
Total income tax provision	$4,063,123	$2,435,781

(ii) The Pro forma deferred tax assets and liabilities are as follows:

	As of December 31, 2017	As of December 31, 2016
	(Unaudited)	(Unaudited)
Deferred tax assets	519,557	394,172
Deferred tax liabilities	(955,769)	(923,425)
Net deferred tax liability	$(436,212)	$(529,253)

(iii) The Pro forma earnings per share:

	For the Years Ended
	December 31, 2017	December 31, 2016
	(Unaudited)	(Unaudited)

Pro Forma Net Income	$6,638,213	$2,587,427
Less: net income attributable to noncontrolling interest	431,999	116,122
Pro Forma Net Income Attributable to HF Group Holding Corporation	6,206,214	2,471,305
Earnings per common share - basic and diluted	$62.06	$24.71
Weighted average shares - basic and diluted	100,000	100,000

HF GROUP HOLDING CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 9 – RELATED PARTY TRANSACTIONS

The Company records transactions with various related parties. These related party transactions as of and for the years ended December 31, 2017 and 2016 are identified as follows:

Related party balances:

a.	Accounts receivable - related parties, net

Below is a summary of accounts receivable with related parties as of December 31, 2017 and 2016, respectively:

Name of Related Party	As of December 31, 2017	As of December 31, 2016
(a) Allstate Trading Company Inc.	$176,660	$51,120
(b) GA-GW Seafood, Inc.	87,814	—
(c) Eagle Food Service LLC	656,799	1,186,900
(d) Fortune One Foods Inc.	154,904	122,931
(e) Eastern Fresh LLC	340,114	1,019,894
(f) New Marco Food Inc.	170,129	232,439
(g) New Day Top Trading Inc.	—	4,037
(h) Enson Trading LLC	—	133,075
(i) N&F Logistic, Inc.	—	101,045
Total	$1,586,420	$2,851,441

Mr. Zhoumin Ni, the Chairman and Chief Executive Officer of the Company, owns 40% equity interest of this entity;

(a)	Mr. Zhoumin Ni owns 45% equity interest of this entity;
(b)	Tina Ni, one of Mr. Zhoumin Ni’s family member owns 50% equity interest of this entity;
(c)	Mr. Zhoumin Ni owns 17.5% equity interest of this entity;
(d)	Mr. Zhoumin Ni owns 30% equity interest of this entity;
(e)	Mr. Zhoumin Ni owns 30% equity interest of this entity;
(f)	Amanda Ni, one of Mr. Zhoumin Ni’s family member owns 19% equity interest of this entity;
(g)	Mr. Zhoumin Ni owns 25% equity interest of this entity;
(h)	Mr. Zhoumin Ni owns 25% equity interest of this entity;

All accounts receivable from these related parties are current and considered fully collectible. No allowance is deemed necessary.

HF GROUP HOLDING CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 9 – RELATED PARTY TRANSACTIONS -Continued

b.	Advances to suppliers - related parties, net

The Company periodically provides purchase advances to various vendors, including the related party suppliers. These advances are made in the normal course of business and are considered fully realizable.

Below is a summary of advances to related party suppliers as of December 31, 2017 and 2016, respectively:

Name of Related Party	As of December 31, 2017	As of December 31, 2016
(1) GA-GW Seafood, Inc. (“GW Seafood”)	$2,978,161	$31
(2) Ocean Pacific Seafood Group	145,888	155,078
(3) Eastern Fresh LLC	—	141,488
(4) Han Feng Information Tech. Jinhua Inc.	5,167	—
(5) NSG International Inc. (“NSG”)	119,093	—
(6) New Day Top Trading Inc.	—	436,934
Total	$3,248,309	$733,531

(1)	Mr. Zhoumin Ni owns 45% equity interest of this entity. The large advances to GW Seafood made in 2017 was a result of the Company’s decision to take advantage of the large refrigerated facilities owned by GW Seafood. The Company made these advances to GW Seafood for the purchases of large quantities of frozen foods. GW Seafood takes possession of these frozen goods until they are shipped based on the Company’s sales orders. The Company did not include these advanced purchases in its inventory since the title and risk of these goods remain with GW Seafood;
(2)	Mr. Zhoumin Ni owns 25% equity interest of this entity;
(3)	Mr. Zhoumin Ni owns 30% equity interest of this entity;
(4)	Mr. Zhoumin Ni owns 37% of its equity interest;
(5)	Mr. Zhoumin Ni owns 30% of its equity interest;
(6)	Amanda Ni, one of Mr. Zhoumin Ni’s family member owns 19% equity interest of this entity;

c.	Long-term notes receivables - related parties

The Company had previously made advances or loans to certain entities that are either owned by the controlling shareholders of the Company or family members of the controlling shareholders.

HF GROUP HOLDING CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 9 – RELATED PARTY TRANSACTIONS -Continued

As of December 31, 2017 and 2016, the outstanding loans to various related parties consist of the following:

Name of Related Party	As of December 31, 2017	As of December 31, 2016
GA-GW Seafood, Inc. (“GW Seafood”)	$550,000	$—
NSG International Inc. (“NSG”)	5,993,552	4,364,555
Eastern Fresh LLC (“Eastern”)	316,504	—
Total	$6,860,056	$4,364,555

On January 1, 2018, the Company signed separate promissory note agreements (“Agreement”) with NSG and GW Seafood. Pursuant to the Agreement, the outstanding balances of $5,993,552 due from NSG and $550,000 from GW Seafood as of December 31, 2017 were converted into promissory notes bearing annual interest of 5%. The interest shall be accrued starting January 1, 2018. The principal plus interest shall be paid off no later than December 31, 2019. Interest is computed on the outstanding balance on the basis of the actual number of days elapsed in a year of 360 days.

The promissory note with Eastern in the original amount of $1,000,000 was signed on May 31, 2017 bearing annual interest rate of 5%. The unpaid principal balance plus accrued interest shall be paid off no later than May 31, 2020.

d.	Accounts payable - related parties

As of December 31, 2017 and 2016, the Company had a total accounts payable balance of $4,075,927 and $ 4,041,928 due to various related parties, respectively. All these accounts payable to related parties occurred in the ordinary course of business and are payable upon demand without interest.

e.	Advance from customers - related parties

The Company also periodically receives advances from its related parties for business purposes. These advances are interest free and due upon demand. The balances for advance from customers involving related parties amounted to $1,350,296 and $975,766 as of December 31, 2017 and 2016, respectively.

Related party sales and purchases transactions:

The Company also makes regular sales to or purchases from various related parties during the normal course of business. The total sales made to related parties amounted to $18,449,864 and $18,576,268 for the years ended December 31, 2017 and 2016, respectively. The total purchases made from related parties were $32,221,005 and $31,714,247 for the years ended December 31, 2017 and 2016, respectively.

HF GROUP HOLDING CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 10 - EQUITY

HF Holding had authority to issue a total of 100,000,000 shares of voting common stocks and 100,000,000 shares of non-voting common stocks both with no par value when incorporated in the State of North Carolina on October 11, 2017. On February 27, 2018, 100,000 voting shares were issued to the shareholders at no par value. The issuance of these 100,000 shares is considered as a part of the reorganization of the Company, which was retroactively applied as if the transaction occurred at the beginning of the period presented. As a result, the Company had 200,000,000 authorized common shares at no par value, of which 100,000 voting shares were issued and outstanding as of December 31, 2017 and 2016.

The Company has converted the accumulated undistributed retaining earnings in the total amount of $5,250,000 as of December 31, 2017 into additional paid-in capital as shareholder contribution to the capital of the Company.

NOTE 11 - SEGMENT REPORTING

ASC 280, “Segment Reporting,” establishes standards for reporting information about operating segments on a basis consistent with the Company’s internal organizational structure as well as information about geographical areas, business segments and major customers in financial statements for details on the Company’s business segments. The Company uses the “management approach” in determining reportable operating segments. The management approach considers the internal organization and reporting used by the Company’s chief operating decision maker for making operating decisions and assessing performance as the source for determining the Company’s reportable segments. Management, including the chief operating decision maker, reviews operation results by the revenue of different products. Based on management’s assessment, the Company has determined that it has two operating segments: sales to independent restaurants and wholesale.

The following table presents net sales by segment for the years ended December 31, 2017 and 2016, respectively:

	For the Years Ended
	December 31, 2017	December 31, 2016

Sales to independent restaurants	$275,481,019	$259,402,812
Wholesale	20,068,961	20,097,423
Total	$295,549,980	$279,500,235

All the Company’s revenue was generated from its business operation in the U.S.

HF GROUP HOLDING CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 11 - SEGMENT REPORTING - Continued

	For the Year Ended December 31, 2017
	Sales to independent restaurants	Wholesale	Total
Revenue	$275,481,019	$20,068,961	$295,549,980
Cost of revenue	232,914,638	18,700,375	251,615,013
Gross profit	$42,566,381	$1,368,586	$43,934,967
Depreciation and amortization	$1,868,269	$136,105	$2,004,374
Total capital expenditures	$2,110,900	$153,780	$2,264,680

	For the Year Ended December 31, 2016
	Sales to independent restaurants	Wholesale	Total
Revenue	$259,402,812	$20,097,423	$279,500,235
Cost of revenue	224,361,340	18,831,772	243,193,112
Gross profit	$35,041,472	$1,265,651	$36,307,123
Depreciation and amortization	$1,750,013	$135,584	$1,885,597
Total capital expenditures	$2,576,488	$199,615	$2,776,103

	As of December 31, 2017	As of December 31, 2016
Total assets:
Sales to independent restaurants	$75,180,924	$67,394,667
Wholesale	5,476,976	5,221,451
Total Assets	$80,657,900	$72,616,118

NOTE 12 – SUBSEQUENT EVENTS

On February 26, 2018, NSF, a subsidiary of the Company, renewed the line of credit agreement with Bank of America. The renewed line of credit agreement provided for a revolving credit of $5,000,000. The line of credit is secured by inventories and accounts receivable owned by NSF, and guaranteed by a principal shareholder of the Company, as well as BB, a subsidiary of the Company. The maximum borrowings are determined by certain percentages of eligible accounts receivable and inventories. The principal and all accrued unpaid interest were due in February 21, 2020. Interest is based on the LIBOR rate plus 2.75%.

On February 26, 2018, NSF, a subsidiary of the Company, renewed the loan agreement with Bank of America. The renewed line of credit agreement provided for a revolving credit of $5,000,000. The line of credit is secured by inventories and accounts receivable owned by NSF, and guaranteed by a principal shareholder of the Company, as well as BB, a subsidiary of the Company. The maximum borrowings are determined by certain percentages of eligible accounts receivable and inventories. The principal and all accrued unpaid interest were due in February 21, 2020. Interest is based on the LIBOR rate plus 2.75%.

These consolidated financial statements were approved by management and available for issuance on March 14, 2018. The Company evaluated subsequent events through this date.

ATLANTIC ACQUISITION CORP.

As of and for the years ended December 31, 2017 and 2016

Atlantic Acquisition Corp.

Condensed Balance Sheets

	March 31, 2018	December 31, 2017
	(Unaudited)
ASSETS

Current Assets
Cash	$444,634	$560,204
Prepaid expenses	59,833	49,583
Total Current Assets	504,467	609,787

Cash and investments held in trust account	45,418,255	45,318,185
Total Assets	$45,922,722	$45,927,972

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current Liabilities
Accounts payable	$30,034	$3,005
Accrued state franchise taxes	21,262	34,370
Deferred underwriting compensation	1,106,250	—
Total Current Liabilities	1,157,546	37,375

Deferred underwriting compensation	—	1,106,250
Total Liabilities	1,157,546	1,143,625

Commitments and Contingencies
Common stocks subject to possible conversion; 3,876,047 and 3,884,660 shares as of March 31, 2018 and December 31, 2017, respectively (at conversion value of $10.2592 and $10.2414 per share, respectively)	39,765,175	39,784,346

Stockholders’ Equity
Preferred stock, $.0001 par value, 1,000,000 shares authorized, 0 shares issued	—	—
Common Stock, $.0001 par value, 30,000,000 shares authorized, 1,996,450 and 1,987,837 common stocks issued and outstanding as of March 31, 2018 and December 31, 2017, respectively (excluding 3,876,047 and 3,884,660 shares subject to redemption as of March 31, 2018 and December 31, 2017, respectively)	200	199
Additional paid- in capital	4,964,758	4,945,588
Retained earnings	35,043	54,214
Total Stockholders’ Equity	5,000,001	5,000,001

Total Liabilities and Stockholders’ Equity	$45,922,722	$45,927,972

The accompanying notes are an integral part of the unaudited condensed financial statements.

Atlantic Acquisition Corp.

Condensed Statements of Operations

(Unaudited)

	For The Three Months Ended
	March 31, 2018	March 31, 2017

General and administrative expenses	$(132,259)	$(25)
State franchise taxes	(21,262)	—
Interest income	134,350	—
Net loss	(19,171)	(25)
Less: income attributable to common stock subject to redemption	(99,059)	—
Adjusted net loss	$(118,230)	$(25)
Basic and diluted weighted average shares outstanding (1)	1,996,450	1,000,000
Basic and diluted net loss per share	$(0.06)	$(0.00)

(1)	Excludes an aggregate of up to 3,876,047 common shares subject to redemption at March 31, 2018 and 150,000 shares of common stock that were subject to forfeiture if the over-allotment option is not exercised by the underwriter at March 31, 2017. An aggregate of 43,753 shares of common stock were cancelled after partial exercise of the over-allotment option by the underwriters.

The accompanying notes are an integral part of the unaudited condensed financial statements.

Atlantic Acquisition Corp.

Condensed Statements of Cash Flows

(Unaudited)

	For The Three Months Ended
	March 31, 2018	March 31, 2017

Cash flows from operating activities
Net loss	$(19,171)	$(25)
Adjustments to reconcile net loss to net cash used in operating activities:
Interest income earned in trust account	(134,350)	—
Change in operating assets and liabilities:
Change in prepaid expenses	(10,250)	—
Change in accounts payable	27,029	—
Change in accrued state franchise taxes	(13,108)	—
Net cash used in operating activities	(149,850)	(25)

Cash flows from investing activities
Interest withdrawal from trust account to pay franchise taxes	34,280	—
Net cash provided by investing activities	34,280	—

Cash flows from financing activities
Payment of offering costs	—	(5,888)
Net cash provided by financing activities	—	(5,888)

Net Change in Cash and Cash Equivalents	(115,570)	(5,913)
Cash at beginning of period	560,204	44,955
Cash at end of period	$444,634	$39,042

The accompanying notes are an integral part of the unaudited condensed financial statements.

Atlantic Acquisition Corp.

Notes to Unaudited Condensed Financial Statements

Note 1 — Organization and Plan of Business Operations

Organization

Atlantic Acquisition Corp. (the “Company”) was incorporated in Delaware on May 19, 2016 as a blank check company whose objective is to acquire, through a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar Business Combination, one or more businesses or entities (a “Business Combination”). The Company’s efforts to identify a prospective target business will not be limited to any particular industry or geographic region, although the Company initially intends to focus on target businesses being operated by and/or serving ethnic minorities in the United States, especially within Asian-American communities.

At March 31, 2018, the Company had not yet commenced any operations. All activities through March 31, 2018 relate to the Company’s formation, the public offering described below and seeking a target business.

Plan of Business Operations

Financing

The registration statement for the Company’s initial public offering (the “Public Offering” as described in Note 3) was declared effective by the United States Securities and Exchange Commission (“SEC”) on August 8, 2017. On August 14, 2017, the Company consummated the Public Offering of 4,000,000 units at $10.00 per unit (the “Public Units”) and sold to initial shareholders and Chardan Capital Markets, LLC 320,000 units at $10.00 per unit (the “Private Units”) in a private placement (Note 4). The Company received net proceeds of approximately $41,476,000 from the sale of the Public Units, the Private Units and the proceeds from the promissory note (See note 5).

On August 16, 2017, the underwriters exercised the over-allotment option in part. The closing of the sale of 425,000 over-allotment option Units generating gross proceeds of $4,250,000 took place on August 21, 2017. Simultaneously with the sale of the over-allotment units, the Company consummated the private sale of an additional 21,250 Private Units, generating gross proceeds of $212,500.

Trust Account

Upon the closing of the Public Offering and the private placement (including the shares sold upon exercise of the over-allotment option), an aggregate of $45,135,000 was placed in a trust account (the “Trust Account”) with American Stock Transfer & Trust LLC acting as trustee. The funds held in the Trust Account can be invested in United States government treasury bills, bonds or notes, having a maturity of 180 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act until the earlier of (i) the consummation of the Company’s initial Business Combination and (ii) the Company’s failure to consummate a Business Combination within 18 months from the closing of the Public Offering. Placing funds in the Trust Account may not protect those funds from third party claims against the Company. Although the Company will seek to have all vendors, service providers, prospective target businesses or other entities it engages, execute agreements with the Company waiving any claim of any kind in or to any monies held in the Trust Account, there is no guarantee that such persons will execute such agreements. The remaining net proceeds (not held in the Trust Account) may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses. Additionally, the interest earned on the Trust Account balance may be released to the Company to pay the Company’s tax obligations.

Business Combination

Pursuant to Nasdaq listing rules, the Company’s initial Business Combination must occur with one or more target businesses having an aggregate fair market value equal to at least 80% of the value of the funds in the Trust Account (excluding any deferred underwriter’s fees and taxes payable on the income earned on the Trust Account), which the Company refers to as the 80% test, at the time of the execution of a definitive agreement for our initial Business Combination, although the Company may structure a Business Combination with one or more target businesses whose fair market value significantly exceeds 80% of the trust account balance. If the Company is no longer listed on Nasdaq, it will not be required to satisfy the 80% test.

The Company currently anticipates structuring a Business Combination to acquire 100% of the equity interests or assets of the target business or businesses. The Company may, however, structure a Business Combination where the Company merges directly with the target business or where the Company acquires less than 100% of such interests or assets of the target business in order to meet certain objectives of the target management team or stockholders or for other reasons, but the Company will only complete such Business Combination if the post-transaction company owns 50% or more of the outstanding voting securities of the target or otherwise owns a controlling interest in the target sufficient for it not to be required to register as an investment company under the Investment Company Act. If less than 100% of the equity interests or assets of a target business or businesses are owned or acquired by the post-transaction company, the portion of such business or businesses that is owned or acquired is what will be valued for purposes of the 80% test.

The Company will either seek stockholder approval of any Business Combination at a meeting called for such purpose at which stockholders may seek to convert their shares into their pro rata share of the aggregate amount then on deposit in the Trust Account, less any taxes then due but not yet paid, or provide stockholders with the opportunity to sell their shares to the Company by means of a tender offer for an amount equal to their pro rata share of the aggregate amount then on deposit in the Trust Account, less any taxes then due but not yet paid. These shares have been recorded at redemption value and are classified as temporary equity, in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity.” The Company will proceed with a Business Combination only if it will have net tangible assets of at least $5,000,001 upon consummation of the Business Combination and, solely if stockholder approval is sought, a majority of the outstanding common shares of the Company voted are voted in favor of the Business Combination.

Notwithstanding the foregoing, a public stockholder, together with any affiliate of his or any other person with whom he is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act) will be restricted from seeking conversion rights with respect to 25% or more of the common shares sold in the Public Offering. Accordingly, all shares purchased by a holder in excess of 25% of the shares sold in the Public Offering will not be converted to cash. In connection with any stockholder vote required to approve any Business Combination, the Initial Stockholders will agree (i) to vote any of their respective shares, including the common shares sold to the Initial Stockholders in connection with the organization of the Company (the “Initial Shares”), common shares included in the Private Units to be sold in the Private Placement, and any common shares which were initially issued in connection with the Public Offering, whether acquired in or after the effective date of the Public Offering, in favor of the initial Business Combination and (ii) not to convert such respective shares into a pro rata portion of the Trust Account or seek to sell their shares in connection with any tender offer the Company engages in.

On March 28, 2018, Atlantic Acquisition Corp. (“Atlantic”) entered into a merger agreement (the “Merger Agreement”) with HF Group Merger Sub Inc., a wholly-owned subsidiary of Atlantic (the “Merger Sub”), and HF Group Holding Corporation (“HF”), a foodservice distributor operated by Chinese Americans serving Chinese/Asian restaurants, primarily Chinese takeout restaurants located in the southeastern United States. Upon the closing of the transactions contemplated in the Merger Agreement, Merger Sub will merge with and into HF, resulting in HF becoming a wholly owned subsidiary of Atlantic. The former shareholders of HF will receive 19,969,833 shares of Atlantic common stock as consideration for the merger.

Liquidation

Pursuant to the Company’s Certificate of Incorporation, if the Company is unable to complete its initial Business Combination within 18 months from the date of the Public Offering, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining holders of common stock and the Company’s board of directors, dissolve and liquidate. However, if the Company anticipates that it may not be able to consummate its initial Business Combination within 18 months, the Company may, but is not obligated to, extend the period of time to consummate a Business Combination up to two times, each by an additional three months (for a total of up to 24 months to complete a Business Combination). Pursuant to the terms of the Company’s amended and restated articles of incorporation and the trust agreement to be entered into between the Company and American Stock Transfer & Trust Company, LLC, in order to extend the time available for the Company to consummate its initial Business Combination, the Company’s insiders or their affiliates or designees, upon five days advance notice prior to the applicable deadline, must deposit into the Trust Account $800,000, or $920,000 if the underwriters’ over-allotment option is exercised in full ($0.20 per share in either case), on or prior to the date of the applicable deadline, up to an aggregate of $1,600,000 (or $1,840,000 if the underwriters’ over-allotment option is exercised in full), or $0.40 per share. The insiders will receive a non-interest bearing, unsecured promissory note equal to the amount of any such deposit that will not be repaid in the event that the Company is unable to close a Business Combination unless there are funds available outside the Trust Account to do so. Such notes would either be paid upon consummation of our initial Business Combination, or, at the lender’s discretion, converted upon consummation of our Business Combination into additional private units at a price of $10.00 per unit. The Company’s stockholders have approved the issuance of the private units upon conversion of such notes, to the extent the holder wishes to so convert such notes at the time of the consummation of our initial Business Combination. In the event that the Company receives notice from its insiders five days prior to the applicable deadline of their intent to effect an extension, the Company intends to issue a press release announcing such intention at least three days prior to the applicable deadline. In addition, the Company intends to issue a press release the day after the applicable deadline announcing whether or not the funds had been timely deposited. The Company’s insiders and their affiliates or designees are not obligated to fund the Trust Account to extend the time for the Company to complete its initial Business Combination. To the extent that some, but not all, of the Company’s insiders, decide to extend the period of time to consummate its initial Business Combination, such insiders (or their affiliates or designees) may deposit the entire amount required. If the Company is unable to consummate an initial Business Combination and is forced to redeem 100% of the outstanding public shares for a pro rata portion of the funds held in the Trust Account, each holder will receive a pro rata portion of the amount then in the Trust Account. Holders of rights will receive no proceeds in connection with the liquidation. The Initial Stockholders and the holders of Private Units will not participate in any redemption distribution with respect to their initial shares and Private Units, including the common stock included in the Private Units.

To the extent the Company is unable to consummate a Business Combination, it will pay the costs of liquidation from the remaining assets outside of the Trust Account. If such funds are insufficient, Wai Fun Cheng, Ren Hua Zheng, Richard Xu and Tom W. Su have committed to pay the funds necessary to complete such liquidation and have agreed not to seek repayment of such expenses.

Emerging Growth Company

Section 102(b)(1) of the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”) permits emerging growth companies to delay complying with new or revised financial accounting standards that do not yet apply to private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act). The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such an election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

Note 2 — Significant Accounting Policies

Basis of presentation

The accompanying unaudited condensed financial statements are presented in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”). The interim accompanying financial statements have been prepared in accordance with GAAP for interim financial statements and Article 8 of Regulation S-X. They do not include all of the information and notes required by GAAP for complete financial statements. The unaudited interim condensed financial information should be read in conjunction with the audited financial statements and the notes thereto for the fiscal year ended December 31, 2017.

In the opinion of management, all adjustments (consisting of normal recurring adjustments) have been made that are necessary to present fairly the financial position, and the results of its operations and its cash flows. Operating results as presented are not necessarily indicative of the results to be expected for a full year.

Cash and Cash Equivalents

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. There were no cash equivalents as of March 31, 2018 and December 31, 2017.

Fair value of financial instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under FASB ASC 820, “Fair Value Measurements and Disclosures,” approximates the carrying amounts represented in the balance sheet, primarily due to their short-term nature.

Loss Per Common Share

Basic loss per common share is computed by dividing net loss by the weighted-average number of common shares outstanding during the period, excluding ordinary shares subject to compulsory repurchase by the Company. Diluted loss per common share is computed by dividing net loss by the weighted average number of common shares outstanding, plus to the extent dilutive, the incremental number of common shares to settle rights and other ordinary share equivalents (currently none outstanding), as calculated using the treasury stock method. Shares of common stock subject to possible conversion at March 31, 2018, which are not currently redeemable and are not redeemable at fair value, have been excluded from the calculation of basic and diluted loss per common share since such shares, if redeemed, only participate in their pro rata share of the Trust Account earnings. The Company has not considered the effect of (1) rights sold in the Offering and private placement that convert into 476,625 shares of Class A common stock, and (2) 250,000 of Class A common stock and rights that convert into 25,000 shares of Class A common stock in the unit purchase option sold to the underwriter, in the calculation of diluted loss per share, since the conversion of the rights into shares of common stock is contingent upon the occurrence of future events. As a result and the Company’s loss position attributable to common stock, diluted loss per common share is the same as basic loss per common share for the three months ended March 31, 2018 and 2017.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

Concentration of credit risk

Financial instruments that potentially subject the Company to concentration of credit risk consist of cash accounts in a financial institution which, at times may exceed the Federal depository insurance coverage of $250,000. The Company has not experienced losses on these accounts and management believes the Company is not exposed to significant risks on such accounts.

Income Taxes

The Company accounts for income taxes under ASC 740 Income Taxes (“ASC 740”). ASC 740 requires the recognition of deferred tax assets and liabilities for both the expected impact of differences between the financial statement and tax basis of assets and liabilities and for the expected future tax benefit to be derived from tax loss and tax credit carry forwards. ASC 740 additionally requires a valuation allowance to be established when it is more likely than not that all or a portion of deferred tax assets will not be realized.

ASC 740 also clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements and prescribes a recognition threshold and measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. ASC 740 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The Company is required to file income tax returns in the United States (federal) and in various state and local jurisdictions. Based on the Company’s evaluation, it has been concluded that there are no significant uncertain tax positions requiring recognition in the Company’s financial statements.

The Company was incorporated in the State of Delaware and is required to pay franchise taxes to the State of Delaware on an annual basis.

Recent Accounting Pronouncements

Management does not believe that any recently issued, but not yet effective accounting standards, if currently adopted, would have a material effect on the accompanying financial statements.

Note 3 — Public Offering

Public Unit

On August 14, 2017, the Company sold 4,000,000 Public Units at a price of $10.00 per Public Unit in the Public Offering generating gross proceeds of $40,000,000. Each Public Unit consists of one ordinary share of the Company, $0.0001 par value per share (the “Public Shares”), and one right (the “Public Rights”). Each Public Right entitles the holder to receive one-tenth (1/10) of an ordinary share upon consummation of an initial Business Combination.

On August 16, 2017, the underwriters exercised the over-allotment option in part. The closing of the sale of 425,000 over-allotment option Units generating gross proceeds of $4,250,000 took place on August 21, 2017.

If the Company does not complete its Business Combination within the necessary time period described in Note 1, the Public Rights will expire and be worthless. Since the Company is not required to net cash settle the Rights and the Rights are convertible upon the consummation of an initial Business Combination, management determined that the Rights are classified within shareholders’ equity as “Additional paid-in capital” upon their issuance in accordance with ASC 815-40. The proceeds from the sale are allocated to Public Shares and Rights based on the relative fair value of the securities in accordance with ASC 470-20-30. The value of the Public Shares and Rights will be based on the closing price paid by investors.

At the closing of the Public Offering and over-allotment option, the Company paid an upfront underwriting discount of $1,200,000 and $127,500, 3.0% of the per unit offering price to the underwriter, respectively, with an additional fee of $1,000,000 and $106,250 (the “Deferred Discount”), 2.5% of the gross offering proceeds payable upon the Company’s completion of the Business Combination, respectively. The Deferred Discount will become payable to the underwriter from the amounts held in the Trust Account solely in the event the Company completes its Business Combination. In the event that the Company does not close a Business Combination, the underwriter has waived its right to receive the Deferred Discount. The underwriter is not entitled to any interest accrued on the Deferred Discount. Total offering costs were $1,851,217, which consist of $1,327,500 of underwriter’s commissions and $523,717 of other offering costs.

Purchase Option

On August 14, 2017, the Company sold the underwriters, for $100, a unit purchase option to purchase up to a total of 250,000 Units exercisable at $10.50 per Unit (or an aggregate exercise price of $2,625,000) commencing on the later of the consummation of a Business Combination and six months from February 8, 2018. The unit purchase option expires on August 8, 2022. The units issuable upon exercise of this option are identical to the Units being offered in the Public Offering. The Company has agreed to grant to the holders of the unit purchase option, demand and “piggy back” registration rights for periods of five and seven years, respectively, from the effective date of the Public Offering, including securities directly and indirectly issuable upon exercise of the unit purchase option.

The Company has accounted for the fair value of the unit purchase option, inclusive of the receipt of a $100 cash payment, as an expense of the Public Offering resulting in a charge directly to stockholders’ equity. The Company estimates that the fair value of this unit purchase option is $610,265 using a Black-Scholes option-pricing model adjusted for the likelihood of a completed Business Combination. The fair value of the unit purchase option to be granted to the placement agent is estimated as of the date of grant using the following assumptions: (1) expected volatility of 51.14%, (2) risk-free interest rate of 1.77%, (3) expected life of five years and (4) estimated possibility of 55% for consummation of initial Business Combination.

Note 4 — Private Placement

On August 14, 2017 (see Note 7) certain of the Company’s shareholders, and Chardan Capital Markets, LLC purchased an aggregate of 320,000 Private Units at $10.00 per Private Unit of which 17,500 units were issued for the conversion of the May 30, 2017 note payable by one of our directors (see Note5). They also purchased an additional 21,250 Private Units from the Company at a price of $10.00 per Private Unit at the closing of the sale of 425,000 Units in connection with the exercise of the over-allotment option. Chardan Capital Markets, LLC purchased 20,000 of the 320,000 Private Units issued simultaneously with the close of the Public Offering, and 2,125 of the 21,250 Private Units issued simultaneously with the exercise of over-allotment option.

The Private Units are identical to the Units sold in the Public Offering. Additionally, the holders of the Private Units have agreed (A) to vote the shares underlying their Private Units in favor of any proposed Business Combination, (B) not to propose, or vote in favor of, an amendment to the Company’s amended and restated certificate of incorporation with respect to the Company’s pre-Business Combination activities prior to the consummation of such a Business Combination unless the Company provides dissenting Public Stockholders with the opportunity to convert their public shares in connection with any such vote, (C) not to convert any shares underlying the Private Units into the right to receive cash from the Trust Account in connection with a stockholder vote to approve an initial Business Combination or a vote to amend the provisions of the Company’s amended and restated certificate of incorporation relating to shareholders’ rights or pre-Business Combination activity or sell their shares to the Company in connection with a tender offer the Company engages in and (D) that the shares underlying the Private Units shall not participate in any liquidating distribution upon winding up if a Business Combination is not consummated. The purchasers have also agreed not to transfer, assign or sell any of the Private Units or underlying securities (except to transferees that agree to the same terms and restrictions) until the completion of an initial Business Combination.

Note 5 — Related Party Transactions

On June 9, 2016, the Company issued a $175,000 principal amount unsecured promissory note to the Company’s former President and Director. On May 30, 2017, the Company issued a separate $175,000 principal amount unsecured promissory note to one of the Company’s current directors. The proceed from the Company’s current director was wired into an escrow account and used to repay the original outstanding $175,000 loan due to the Company’s former President on June 1, 2017. The new note was non-interest bearing and was payable on the consummation of the Public Offering. On August 14, 2017, a $175,000 loan from the director was converted into Private Units as part of the Private Placement at a price of $10.00 per Private Unit and 17,500 units were issued to this director.

All expenses incurred by the Company prior to an initial Business Combination may be paid only from the net proceeds of the Public Offering and related private placements not held in the Trust Account. Thus, in order to meet the Company’s working capital needs following the consummation of the Public Offering, if the funds not held in the Trust Account is not sufficient, Wai Fun Cheng, Ren Hua Zheng, Richard Xu, Tom W. Su may, but are not obligated to, loan the Company funds, from time to time or at any time, in whatever amount they deem reasonable in their sole discretion. Each loan would be evidenced by a promissory note. Up to $500,000 of the notes may, at the lender’s discretion, be converted upon consummation of an initial Business Combination into additional private units at a price of $10.00 per unit (“Working Capital Units”). If the Company does not complete an initial Business Combination, the loans will only be repaid with funds not held in the Trust Account, to the extent available.

Note 6 – Cash and Investment held in Trust Account

As of March 31, 2018, investment securities in the Company’s Trust Account consisted of $1,723 in cash and $45,416,532 in United States Treasury Bills maturity on April 5, 2018 with a cost basis of $45,195,529. The Company classifies its United States Treasury and equivalent securities as held-to-maturity in accordance with FASB ASC 320 “Investments – Debt and Equity Securities”. Held-to-maturity treasury securities are recorded at amortized cost on the accompanying balance sheet and adjusted for the amortization or accretion of premiums or discounts. The carrying value, gross unrealized holding loss and fair value of held to maturity securities on March 31, 2018 is as follows:

	Carrying Value as of March 31, 2018	Gross Unrealized / Unrecognized Holding Gain	Fair Value as of March 31, 2018

Held-to-maturity:
U.S. Treasury Securities	$45,416,532	$1,268	$45,417,800

Note 7 — Commitments

Deferred Underwriter Commission

The Company is obligated to pay the Deferred Discount of 2.5% of the gross Public Offering proceeds, in the amount of $1,106,250, to the underwriter upon the Company’s consummation of the Business Combination. The underwriter is not entitled to any interest accrued on the Deferred Discount, and has waived its right to receive the Deferred Discount if the Company does not close a Business Combination.

Registration Rights

The Initial Stockholders are entitled to registration rights with respect to their Initial Shares and the purchasers of the Private Units are entitled to registration rights with respect to the Private Units (and underlying securities), pursuant to a registration rights agreement signed on the effective date of the Public Offering. The holders of the majority of the initial shares are entitled to demand that the Company register these shares at any time commencing three months prior to the first anniversary of the consummation of a Business Combination. The holders of the Private Units (or underlying securities) are entitled to demand that the Company register these securities at any time after the Company consummates a Business Combination. In addition, the holders have certain “piggy-back” registration rights on registration statements filed after the Company’s consummation of a Business Combination.

Engagement of B. Riley & Co. LLC

The Company plans to engage B. Riley & Co. LLC (“B. Riley”) to provide certain advisory services to it. In consideration for such services, the Company’s management team has agreed to transfer 20,000 insider shares to B. Riley upon the consummation of the initial Business Combination. Such shares will be subject to the same restrictions and escrow arrangement as the other insider shares. The value of the service provided by B. Riley will be accounted at the fair value at the date of transfer as operating expenses and a credit to additional paid-in capital upon the transfer of the shares.

Note 8 — Stockholders’ Equity

Preferred Shares

The Company is authorized to issue 1,000,000 preferred shares with a par value of $0.0001 per share with such designation, rights and preferences as may be determined from time to time by the Company’s board of directors. As of March 31, 2018 and December 31, 2017, there are no preferred shares issued or outstanding.

Common Stock

The Company is authorized to issue 30,000,000 shares of common stock with a par value of $0.0001 per share.

On June 9, 2016, 1,150,000 shares of the Company’s common stock were sold at a price of approximately $0.02 per share for an aggregate of $25,000. On May 25, 2017, the Company repurchased and canceled the initial shareholder shares. On May 30, 2017, the Company issued an additional 1,150,000 shares for $25,000, or approximately $0.02 per share, which amount was wired into an escrow account and was directly used to pay for the May 25, 2017 repurchase. All of these shares were placed in escrow on the date of the closing of the Public Offering until (1) with respect to 50% of the shares, the earlier of six months after the date of the consummation of an initial Business Combination and the date on which the closing price of the Company’s common stock equals or exceeds $12.50 per share (as adjusted for share splits, share dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing after the Company’s initial Business Combination and (2) with respect to the remaining 50% of the insider shares, six months after the date of the consummation of an initial Business Combination, or earlier, in either case, if, subsequent to an initial Business Combination, the Company consummates a liquidation, merger, share exchange or other similar transaction which results in all of the Company’s stockholders having the right to exchange their shares for cash, securities or other property. The escrow share arrangement does not require the continued employment of the stockholders who received the shares or the insiders. At the closing of the Business Combination, the fair value of the escrow arrangement would be both charged and credited to additional paid-in capital.

On August 14, 2017, the Company consummated the Public Offering of 4,000,000 units at $10.00 per unit (the “Public Units”) and sold to initial shareholders and Chardan Capital Markets, LLC 320,000 units at $10.00 per unit (the “Private Units”) in a private placement (Note 4). The Company received net proceeds of approximately $41,476,000. On August 16, 2017, the underwriters exercised the over-allotment option in part. The closing of the sale of 425,000 over-allotment option Units generating gross proceeds of $4,250,000 took place on August 21, 2017. Simultaneously with the sale of the over-allotment units, the Company consummated the private sale of an additional 21,250 Private Units, generating gross proceeds of $212,500. On August 22, 2017, the underwriters canceled the remainder of the over-allotment option. In connection with the cancellation of the remainder of the over-allotment option, the Company canceled an aggregate of 43,753 shares of common stock issued to the Company’s initial stockholders.

At March 31, 2018, there were 1,996,450 shares of common stock issued and outstanding, excluding 3,876,047 shares subject to possible redemption. At December 31, 2017, there were 1,987,837 shares of common stock issued and outstanding, excluding 3,884,660 shares subject to possible redemption.

Note 9 — Reconciliation of Net Loss per Common Share

The Company’s net income (loss) is adjusted for the portion of income that is attributable to common stock subject to redemption, as these shares only participate in the income of the Trust Account and not the losses of the Company. Accordingly, basic and diluted loss per common share is:

	For The Three Months Ended

	March 31, 2018	March 31, 2017

Net loss	(19,171)	(25)
Less: income attributable to common stock subject to redemption (1)	(99,059)	—
Adjusted loss	(118,230)	(25)
Basic and diluted weighted average shares outstanding (2)	1,996,450	1,000,000
Basic and diluted loss per common share	(0.06)	(0.00)

(1)	Income attributable to common stock subject to redemption was calculated in portion of the interest income earned in trust account, which would be distributed to common stockholders at the event they choose to exercise their redemption right at the closing of Initial Business Combination.
(2)	Excludes an aggregate of up to 3,876,047 common shares subject to redemption at March 31, 2018 and 150,000 shares of common stock that were subject to forfeiture if the over-allotment option was not exercised by the underwriter at March 31, 2017. An aggregate of 43,753 shares of common stock were cancelled after partial exercise of the over-allotment option by the underwriters.

Note 10 — Subsequent Events

The Company’s management reviewed all material events that have occurred after the balance sheet date through the date which these financial statements were issued. Based upon this review, the Company did not identify any subsequent events that would have required adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the stockholders and the board of directors of

Atlantic Acquisition Corp.

Opinion on the Financial Statements

We have audited the accompanying balance sheet of Atlantic Acquisition Corp. (formerly known as Stars Acquisition Corp.) (the “Company”) as of December 31, 2017 and 2016, and the related statement of operations, changes in stockholders’ equity, and cash flows for the year ended December 31, 2017, and for the period from May 19, 2016 (inception) through December 31, 2016, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2017 and 2016, and the results of its operations and its cash flows for each of the year ended December 31, 2017, and for the period from May 19, 2016 (inception) through December 31, 2016, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audits provide a reasonable basis for our opinion.

/s/ Friedman LLP

We have served as the Company’s auditor since 2018.

New York, New York

March 29, 2018

Atlantic Acquisition Corp.

Balance Sheets

	December 31, 2017	December 31, 2016

ASSETS

Current Assets
Cash	$560,204	$44,955
Prepaid expenses	49,583	—
Deferred offering costs	—	154,820
Total Current Assets	609,787	199,775

Cash and investments held in trust account	45,318,185	—
Total Assets	$45,927,972	$199,775

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current Liabilities
Accounts payable	$3,005	$475
Accrued state franchise taxes	34,370	—
Note payable to related parties	—	175,000
Total Current Liabilities	37,375	175,475

Deferred underwriting compensation	1,106,250	—
Total Liabilities	1,143,625	175,475

Commitments and Contingencies
Common stock subject to possible conversion; 3,884,660 and -0- (at conversion value of $10.24 per share)	39,784,346	—

Stockholders’ Equity
Preferred stock, $.0001 par value, 1,000,000 shares authorized, 0 shares issued	—	—
Common Stock, $.0001 par value, 30,000,000 shares authorized , 1,987,837 and 1,150,000(1) common stocks issued and outstanding (excluding 3,884,660 and -0- shares subject to redemption)	199	115
Additional paid-in capital	4,945,588	24,885
Retained earnings (accumulated deficit)	54,214	(700)
Total Stockholders’ Equity	5,000,001	24,300

Total Liabilities and Stockholders’ Equity	$45,927,972	$199,775

(1)	This number includes an aggregate of up to 150,000 shares of common stock that were subject to forfeiture if the over-allotment option was not exercised in full by the underwriters. An aggregate of 43,753 shares of common stock were cancelled after partial exercise of the over-allotment option by the underwriters.

The accompanying notes are an integral part of the financial statements.

Atlantic Acquisition Corp.

Statements of Operations

	For The Year Ended December 31, 2017	For The Period From May 19, 2016 (Inception) Through December 31, 2016

General and administrative expenses	$(93,901)	$(700)
State franchise taxes	(34,370)	—
Interest income	183,185	—
Net income (loss)	54,914	(700)
Less: income attributable to common stock subject to redemption	(130,643)	—
Adjusted net loss	$(75,729)	$(700)
Basic and diluted weighted average shares outstanding (1)	1,368,301	1,000,000
Basic and diluted net loss per share	$(0.06)	$(0.00)

(1)	Excludes an aggregate of up to 3,884,660 common shares subject to redemption at December 31, 2017 and 150,000 shares of common stock that are subject to forfeiture if the over-allotment option is not exercised by the underwriter at December 31, 2016. An aggregate of 43,753 shares of common stock were cancelled after partial exercise of the over-allotment option by the underwriters.

The accompanying notes are an integral part of the financial statements.

Atlantic Acquisition Corp.

Statements of Changes in Stockholders’ Equity

	Common Stock(1)		Additional Paid- in Capital	Retained earnings (accumulated Deficit)	Total Stockholders’ Equity
	Shares	Amount
Balances, May 19, 2016 (Inception)	—	$—	$—	$—	$—
Issuance of common stock to Initial Stockholders	1,150,000	115	24,885	—	25,000
Net loss	—	—	—	(700)	(700)
Balances, December 31, 2016	1,150,000	115	24,885	(700)	24,300

Sale of 4,000,000 public units at $10.00 per unit during the Public Offering	4,000,000	400	39,999,600	—	40,000,000
Sale of 320,000 private units at $10.00 per unit during the Public Offering	320,000	32	3,199,968	—	3,200,000

Sale of 425,000 public units at $10.00 per unit upon partial exercise of over-allotment option	425,000	42	4,249,958	—	4,250,000

Sale of 21,250 private units at $10.00 per unit upon partial exercise of over-allotment option	21,250	2	212,498	—	212,500

Proceed from sale of underwriter’s unit purchase option	—	—	100	—	100
Underwriters’ discount	—	—	(2,433,750)	—	(2,433,750)
Offering expenses	—	—	(523,717)	—	(523,717)
Forfeiture of initial shareholders’ shares in connection with the expiration of partial over-allotment option	(43,753)	(4)	4	—	—

Common stock subject to possible redemption	(3,884,660)	(388)	(39,783,958)	—	(39,784,346)

Net income	—	—	—	54,914	54,914
Balances, December 31, 2017	1,987,837	$199	$4,945,588	$54,214	$5,000,001

The accompanying notes are an integral part of the financial statements.

Atlantic Acquisition Corp.

Statements of Cash Flows

	For The Year Ended December 31, 2017	For The Period From May 19, 2016 (Inception) Through December 31, 2016
Cash flows from operating activities
Net loss	$54,914	$(700)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Interest income earned in trust account	(183,185)	—
Change in operating assets and liabilities:
Change in prepaid expenses	(49,583)	—
Change in accounts payable	2,530	475
Change in accrued state franchise taxes	34,370	—
Net cash used in operating activities	(140,954)	(225)

Cash flows from investing activities
Proceeds from sale and dividend of investment held in trust account	(45,135,000)	—
Net cash used in investing activities	(45,135,000)	—

Cash flows from financing activities
Proceeds from sale of public units during the Public Offering	40,000,000	—
Proceeds from sale of private units concurrent with the Public Offering	3,025,000	—
Proceeds from sale of underwriter’s unit purchase option	100	—
Proceeds from sale of units upon partial exercise of over-allotment option	4,250,000	—
Proceeds from sale of private units upon partial exercise of over-allotment option	212,500	—
Payment of offering costs	(1,696,397)	(154,820)
Proceeds from note payable to related party	—	175,000
Proceeds from sale of common stock	—	25,000
Net cash provided by financing activities	45,791,203	45,180

Net Change in Cash and Cash Equivalents	515,249	44,955
Cash at beginning of period	44,955	—
Cash at end of period	$560,204	$44,955

Supplemental disclosure of non-cash financing activities
Repayment of old note payable by new note holder (Note 5)	$175,000	$—
Repayment of note payable by converting into partial price of private placement	$175,000	$—

Supplemental disclosure of non-cash investing activities
Proceeds from issuance of shares in May 2017 paid directly by new shareholders to repurchase initial shareholder shares	$25,000	$—

The accompanying notes are an integral part of the financial statements.

Atlantic Acquisition Corp.

Notes to Financial Statements

Note 1 — Organization and Plan of Business Operations

Organization

Atlantic Acquisition Corp. (the “Company”) was incorporated in Delaware on May 19, 2016 as a blank check company whose objective is to acquire, through a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar Business Combination, one or more businesses or entities (a “Business Combination”). The Company’s efforts to identify a prospective target business will not be limited to any particular industry or geographic region, although the Company initially intends to focus on target businesses being operated by and/or serving ethnic minorities in the United States, especially within Asian-American communities.

At December 31, 2017, the Company had not yet commenced any operations. All activities through December 31, 2017 relate to the Company’s formation and the public offering described below.

Plan of Business Operations

Financing

The registration statement for the Company’s initial public offering (the “Public Offering” as described in Note 3) was declared effective by the United States Securities and Exchange Commission (“SEC”) on August 8, 2017. On August 14, 2017, the Company consummated the Public Offering of 4,000,000 units at $10.00 per unit (the “Public Units”) and sold to initial shareholders and Chardan Capital Markets, LLC 320,000 units at $10.00 per unit (the “Private Units”) in a private placement (Note 4). The Company received net proceeds of approximately $41,476,000 from the sale of the Public Units, the Private Units and the proceeds from the promissory note (See note 5).

On August 16, 2017, the underwriters exercised the over-allotment option in part. The closing of the sale of 425,000 over-allotment option Units generating gross proceeds of $4,250,000 took place on August 21, 2017. Simultaneously with the sale of the over-allotment units, the Company consummated the private sale of an additional 21,250 Private Units, generating gross proceeds of $212,500.

Trust Account

Upon the closing of the Public Offering and the private placement (including the shares sold upon exercise of the over-allotment option), an aggregate of $45,135,000 was placed in a trust account (the “Trust Account”) with American Stock Transfer & Trust LLC acting as trustee. The funds held in the Trust Account can be invested in United States government treasury bills, bonds or notes, having a maturity of 180 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act until the earlier of (i) the consummation of the Company’s initial Business Combination and (ii) the Company’s failure to consummate a Business Combination within 18 months from the closing of the Public Offering. Placing funds in the Trust Account may not protect those funds from third party claims against the Company. Although the Company will seek to have all vendors, service providers, prospective target businesses or other entities it engages, execute agreements with the Company waiving any claim of any kind in or to any monies held in the Trust Account, there is no guarantee that such persons will execute such agreements. The remaining net proceeds (not held in the Trust Account) may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses. Additionally, the interest earned on the Trust Account balance may be released to the Company to pay the Company’s tax obligations.

Business Combination

Pursuant to Nasdaq listing rules, the Company’s initial Business Combination must occur with one or more target businesses having an aggregate fair market value equal to at least 80% of the value of the funds in the Trust Account (excluding any deferred underwriter’s fees and taxes payable on the income earned on the Trust Account), which the Company refers to as the 80% test, at the time of the execution of a definitive agreement for our initial Business Combination, although the Company may structure a Business Combination with one or more target businesses whose fair market value significantly exceeds 80% of the trust account balance. If the Company is no longer listed on Nasdaq, it will not be required to satisfy the 80% test.

The Company currently anticipates structuring a Business Combination to acquire 100% of the equity interests or assets of the target business or businesses. The Company may, however, structure a Business Combination where the Company merges directly with the target business or where the Company acquires less than 100% of such interests or assets of the target business in order to meet certain objectives of the target management team or stockholders or for other reasons, but the Company will only complete such Business Combination if the post-transaction company owns 50% or more of the outstanding voting securities of the target or otherwise owns a controlling interest in the target sufficient for it not to be required to register as an investment company under the Investment Company Act. If less than 100% of the equity interests or assets of a target business or businesses are owned or acquired by the post-transaction company, the portion of such business or businesses that is owned or acquired is what will be valued for purposes of the 80% test.

The Company will either seek stockholder approval of any Business Combination at a meeting called for such purpose at which stockholders may seek to convert their shares into their pro rata share of the aggregate amount then on deposit in the Trust Account, less any taxes then due but not yet paid, or provide stockholders with the opportunity to sell their shares to the Company by means of a tender offer for an amount equal to their pro rata share of the aggregate amount then on deposit in the Trust Account, less any taxes then due but not yet paid. These shares have been recorded at redemption value and are classified as temporary equity, in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity.” The Company will proceed with a Business Combination only if it will have net tangible assets of at least $5,000,001 upon consummation of the Business Combination and, solely if stockholder approval is sought, a majority of the outstanding common shares of the Company voted are voted in favor of the Business Combination.

Notwithstanding the foregoing, a public stockholder, together with any affiliate of his or any other person with whom he is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act) will be restricted from seeking conversion rights with respect to 25% or more of the common shares sold in the Public Offering. Accordingly, all shares purchased by a holder in excess of 25% of the shares sold in the Public Offering will not be converted to cash. In connection with any stockholder vote required to approve any Business Combination, the Initial Stockholders will agree (i) to vote any of their respective shares, including the common shares sold to the Initial Stockholders in connection with the organization of the Company (the “Initial Shares”), common shares included in the Private Units to be sold in the Private Placement, and any common shares which were initially issued in connection with the Public Offering, whether acquired in or after the effective date of the Public Offering, in favor of the initial Business Combination and (ii) not to convert such respective shares into a pro rata portion of the Trust Account or seek to sell their shares in connection with any tender offer the Company engages in.

Liquidation

Pursuant to the Company’s Certificate of Incorporation, if the Company is unable to complete its initial Business Combination within 18 months from the date of the Public Offering, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining holders of common stock and the Company’s board of directors, dissolve and liquidate. However, if the Company anticipates that it may not be able to consummate its initial Business Combination within 18 months, the Company may, but is not obligated to, extend the period of time to consummate a Business Combination up to two times, each by an additional three months (for a total of up to 24 months to complete a Business Combination). Pursuant to the terms of the Company’s amended and restated articles of incorporation and the trust agreement to be entered into between the Company and American Stock Transfer & Trust Company, LLC, in order to extend the time available for the Company to consummate its initial Business Combination, the Company’s insiders or their affiliates or designees, upon five days advance notice prior to the applicable deadline, must deposit into the Trust Account $800,000, or $920,000 if the underwriters’ over-allotment option is exercised in full ($0.20 per share in either case), on or prior to the date of the applicable deadline, up to an aggregate of $1,600,000 (or $1,840,000 if the underwriters’ over-allotment option is exercised in full), or $0.40 per share. The insiders will receive a non-interest bearing, unsecured promissory note equal to the amount of any such deposit that will not be repaid in the event that the Company is unable to close a Business Combination unless there are funds available outside the Trust Account to do so. Such notes would either be paid upon consummation of our initial Business Combination, or, at the lender’s discretion, converted upon consummation of our Business Combination into additional private units at a price of $10.00 per unit. The Company’s stockholders have approved the issuance of the private units upon conversion of such notes, to the extent the holder wishes to so convert such notes at the time of the consummation of our initial Business Combination. In the event that the Company receives notice from its insiders five days prior to the applicable deadline of their intent to effect an extension, the Company intends to issue a press release announcing such intention at least three days prior to the applicable deadline. In addition, the Company intends to issue a press release the day after the applicable deadline announcing whether or not the funds had been timely deposited. The Company’s insiders and their affiliates or designees are not obligated to fund the Trust Account to extend the time for the Company to complete its initial Business Combination. To the extent that some, but not all, of the Company’s insiders, decide to extend the period of time to consummate its initial Business Combination, such insiders (or their affiliates or designees) may deposit the entire amount required. If the Company is unable to consummate an initial Business Combination and is forced to redeem 100% of the outstanding public shares for a pro rata portion of the funds held in the Trust Account, each holder will receive a pro rata portion of the amount then in the Trust Account. Holders of rights will receive no proceeds in connection with the liquidation. The Initial Stockholders and the holders of Private Units will not participate in any redemption distribution with respect to their initial shares and Private Units, including the common stock included in the Private Units.

To the extent the Company is unable to consummate a Business Combination, it will pay the costs of liquidation from the remaining assets outside of the Trust Account. If such funds are insufficient, Wai Fun Cheng, Ren Hua Zheng, Richard Xu and Tom W. Su have committed to pay the funds necessary to complete such liquidation and have agreed not to seek repayment of such expenses.

Emerging Growth Company

Section 102(b)(1) of the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”) permits emerging growth companies to delay complying with new or revised financial accounting standards that do not yet apply to private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act). The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such an election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

Note 2 — Significant Accounting Policies

Basis of presentation

The accompanying financial statements are presented in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”).

Cash and Cash Equivalents

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. There were no cash equivalents as of December 31, 2017 and December 31, 2016.

Deferred Offering Costs

Offering costs consist principally of professional and registration fees incurred through the balance sheet date that were directly related to the Public Offering and that were recorded as deferred offering costs on the balance sheet and were charged to stockholders’ equity upon the completion of the Public Offering.

Fair value of financial instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under FASB ASC 820, “Fair Value Measurements and Disclosures,” approximates the carrying amounts represented in the balance sheet, primarily due to their short-term nature.

Loss Per Common Share

Basic loss per common share is computed by dividing net loss by the weighted-average number of common shares outstanding during the period, excluding ordinary shares subject to compulsory repurchase by the Company. Diluted loss per common share is computed by dividing net loss by the weighted average number of common shares outstanding, plus to the extent dilutive, the incremental number of common shares to settle rights and other ordinary share equivalents (currently none outstanding), as calculated using the treasury stock method. Shares of common stock subject to possible conversion at December 31, 2017, which are not currently redeemable and are not redeemable at fair value, have been excluded from the calculation of basic and diluted loss per common share since such shares, if redeemed, only participate in their pro rata share of the Trust Account earnings. The Company has not considered the effect of (1) rights sold in the Offering and private placement that convert into 476,625 shares of Class A common stock, and (2) 250,000 of Class A common stock and rights that convert into 25,000 shares of Class A common stock in the unit purchase option sold to the underwriter, in the calculation of diluted loss per share, since the conversion of the rights into shares of common stock is contingent upon the occurrence of future events. As a result and the Company’s loss position attributable to common stock, diluted loss per common share is the same as basic loss per common share for the year ended December 31, 2017 and for the period from May 19, 2016 (inception) through December 31, 2016.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

Concentration of credit risk

Financial instruments that potentially subject the Company to concentration of credit risk consist of cash accounts in a financial institution which, at times may exceed the Federal depository insurance coverage of $250,000. The Company has not experienced losses on these accounts and management believes the Company is not exposed to significant risks on such accounts.

Income Taxes

The Company accounts for income taxes under ASC 740 Income Taxes (“ASC 740”). ASC 740 requires the recognition of deferred tax assets and liabilities for both the expected impact of differences between the financial statement and tax basis of assets and liabilities and for the expected future tax benefit to be derived from tax loss and tax credit carry forwards. ASC 740 additionally requires a valuation allowance to be established when it is more likely than not that all or a portion of deferred tax assets will not be realized.

ASC 740 also clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements and prescribes a recognition threshold and measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. ASC 740 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The Company is required to file income tax returns in the United States (federal) and in various state and local jurisdictions. Based on the Company’s evaluation, it has been concluded that there are no significant uncertain tax positions requiring recognition in the Company’s financial statements. Since the Company was incorporated on May 19, 2016, the evaluation was performed for the 2016 tax year, which will be the only period subject to examination. The Company believes that its income tax positions and deductions would be sustained on audit and does not anticipate any adjustments that would result in a material change to its financial position.

The Company was incorporated in the State of Delaware and is required to pay franchise taxes to the State of Delaware on an annual basis.

Recent Accounting Pronouncements

Management does not believe that any recently issued, but not yet effective accounting standards, if currently adopted, would have a material effect on the accompanying financial statements.

Note 3 — Public Offering

Public Unit

On August 14, 2017, the Company sold 4,000,000 Public Units at a price of $10.00 per Public Unit in the Public Offering generating gross proceeds of $40,000,000. Each Public Unit consists of one ordinary share of the Company, $0.0001 par value per share (the “Public Shares”), and one right (the “Public Rights”). Each Public Right entitles the holder to receive one-tenth (1/10) of an ordinary share upon consummation of an initial Business Combination.

On August 16, 2017, the underwriters exercised the over-allotment option in part. The closing of the sale of 425,000 over-allotment option Units generating gross proceeds of $4,250,000 took place on August 21, 2017.

If the Company does not complete its Business Combination within the necessary time period described in Note 1, the Public Rights will expire and be worthless. Since the Company is not required to net cash settle the Rights and the Rights are convertible upon the consummation of an initial Business Combination, management determined that the Rights are classified within shareholders’ equity as “Additional paid-in capital” upon their issuance in accordance with ASC 815-40. The proceeds from the sale are allocated to Public Shares and Rights based on the relative fair value of the securities in accordance with ASC 470-20-30. The value of the Public Shares and Rights will be based on the closing price paid by investors.

At the closing of the Public Offering and over-allotment option, the Company paid an upfront underwriting discount of $1,200,000 and $127,500, 3.0% of the per unit offering price to the underwriter, respectively, with an additional fee of $1,000,000 and $106,250 (the “Deferred Discount”), 2.5% of the gross offering proceeds payable upon the Company’s completion of the Business Combination, respectively. The Deferred Discount will become payable to the underwriter from the amounts held in the Trust Account solely in the event the Company completes its Business Combination. In the event that the Company does not close a Business Combination, the underwriter has waived its right to receive the Deferred Discount. The underwriter is not entitled to any interest accrued on the Deferred Discount. Total offering costs were $1,851,217, which consist of $1,327,500 of underwriter’s commissions and $523,717 of other offering costs.

Purchase Option

On August 14, 2017, the Company sold the underwriters, for $100, a unit purchase option to purchase up to a total of 250,000 Units exercisable at $10.50 per Unit (or an aggregate exercise price of $2,625,000) commencing on the later of the consummation of a Business Combination and six months from February 8, 2018. The unit purchase option expires on August 8, 2022. The units issuable upon exercise of this option are identical to the Units being offered in the Public Offering. The Company has agreed to grant to the holders of the unit purchase option, demand and “piggy back” registration rights for periods of five and seven years, respectively, from the effective date of the Public Offering, including securities directly and indirectly issuable upon exercise of the unit purchase option.

The Company has accounted for the fair value of the unit purchase option, inclusive of the receipt of a $100 cash payment, as an expense of the Public Offering resulting in a charge directly to stockholders’ equity. The Company estimates that the fair value of this unit purchase option is $610,265 using a Black-Scholes option-pricing model adjusted for the likelihood of a completed Business Combination. The fair value of the unit purchase option to be granted to the placement agent is estimated as of the date of grant using the following assumptions: (1) expected volatility of 51.14%, (2) risk-free interest rate of 1.77%, (3) expected life of five years and (4) estimated possibility of 55% for consummation of initial Business Combination.

Note 4 — Private Placement

On August 14, 2017 (see Note 7) certain of the Company’s shareholders, and Chardan Capital Markets, LLC purchased an aggregate of 320,000 Private Units at $10.00 per Private Unit of which 17,500 units were issued for the conversion of the May 30, 2017 note payable by one of our directors (see Note5). They also purchased an additional 21,250 Private Units from the Company at a price of $10.00 per Private Unit at the closing of the sale of 425,000 Units in connection with the exercise of the over-allotment option. Chardan Capital Markets, LLC purchased 20,000 of the 320,000 Private Units issued simultaneously with the close of the Public Offering, and 2,125 of the 21,250 Private Units issued simultaneously with the exercise of over-allotment option.

The Private Units are identical to the Units sold in the Public Offering. Additionally, the holders of the Private Units have agreed (A) to vote the shares underlying their Private Units in favor of any proposed Business Combination, (B) not to propose, or vote in favor of, an amendment to the Company’s amended and restated certificate of incorporation with respect to the Company’s pre-Business Combination activities prior to the consummation of such a Business Combination unless the Company provides dissenting Public Stockholders with the opportunity to convert their public shares in connection with any such vote, (C) not to convert any shares underlying the Private Units into the right to receive cash from the Trust Account in connection with a stockholder vote to approve an initial Business Combination or a vote to amend the provisions of the Company’s amended and restated certificate of incorporation relating to shareholders’ rights or pre-Business Combination activity or sell their shares to the Company in connection with a tender offer the Company engages in and (D) that the shares underlying the Private Units shall not participate in any liquidating distribution upon winding up if a Business Combination is not consummated. The purchasers have also agreed not to transfer, assign or sell any of the Private Units or underlying securities (except to transferees that agree to the same terms and restrictions) until the completion of an initial Business Combination.

Note 5 — Related Party Transactions

On June 9, 2016, the Company issued a $175,000 principal amount unsecured promissory note to the Company’s former President and Director. On May 30, 2017, the Company issued a separate $175,000 principal amount unsecured promissory note to one of the Company’s current directors. The proceed from the Company’s current director was wired into an escrow account and used to repay the original outstanding $175,000 loan due to the Company’s former President on June 1, 2017. The new note was non-interest bearing and was payable on the consummation of the Public Offering. On August 14, 2017, a $175,000 loan from the director was converted into Private Units as part of the Private Placement at a price of $10.00 per Private Unit and 17,500 units were issued to this director.

All expenses incurred by the Company prior to an initial Business Combination may be paid only from the net proceeds of the Public Offering and related private placements not held in the Trust Account. Thus, in order to meet the Company’s working capital needs following the consummation of the Public Offering, if the funds not held in the Trust Account is not sufficient, Wai Fun Cheng, Ren Hua Zheng, Richard Xu, Tom W. Su may, but are not obligated to, loan the Company funds, from time to time or at any time, in whatever amount they deem reasonable in their sole discretion. Each loan would be evidenced by a promissory note. Up to $500,000 of the notes may, at the lender’s discretion, be converted upon consummation of an initial Business Combination into additional private units at a price of $10.00 per unit (“Working Capital Units”). If the Company does not complete an initial Business Combination, the loans will only be repaid with funds not held in the Trust Account, to the extent available.

Note 6 – Cash and Investment held in Trust Account

As of December 31, 2017, investment securities in the Company’s Trust Account consisted of $133 in cash and $45,318,052 in United States Treasury Bills maturity on April 5, 2018 with a cost basis of $45,195,529. The Company classifies its United States Treasury and equivalent securities as held-to-maturity in accordance with FASB ASC 320 “Investments – Debt and Equity Securities”. Held-to-maturity treasury securities are recorded at amortized cost on the accompanying balance sheet and adjusted for the amortization or accretion of premiums or discounts. The carrying value, gross unrealized holding loss and fair value of held to maturity securities on December 31, 2017 is as follows:

	Carrying Value as of December 31, 2017	Gross Unrealized / Unrecognized Holding Loss	Fair Value as of December 31, 2017

Held-to-maturity:
U.S. Treasury Securities	$45,318,052	$(19,821)	$45,298,231

Note 7 — Commitments

Deferred Underwriter Commission

The Company is obligated to pay the Deferred Discount of 2.5% of the gross Public Offering proceeds, in the amount of $1,106,250, to the underwriter upon the Company’s consummation of the Business Combination. The underwriter is not entitled to any interest accrued on the Deferred Discount, and has waived its right to receive the Deferred Discount if the Company does not close a Business Combination.

Registration Rights

The Initial Stockholders are entitled to registration rights with respect to their Initial Shares and the purchasers of the Private Units are entitled to registration rights with respect to the Private Units (and underlying securities), pursuant to a registration rights agreement signed on the effective date of the Public Offering. The holders of the majority of the initial shares are entitled to demand that the Company register these shares at any time commencing three months prior to the first anniversary of the consummation of a Business Combination. The holders of the Private Units (or underlying securities) are entitled to demand that the Company register these securities at any time after the Company consummates a Business Combination. In addition, the holders have certain “piggy-back” registration rights on registration statements filed after the Company’s consummation of a Business Combination.

Engagement of B. Riley & Co. LLC

The Company plans to engage B. Riley & Co. LLC (“B. Riley”) to provide certain advisory services to it. In consideration for such services, the Company’s management team has agreed to transfer 20,000 insider shares to B. Riley upon the consummation of the initial Business Combination. Such shares will be subject to the same restrictions and escrow arrangement as the other insider shares. The value of the service provided by B. Riley will be accounted at the fair value at the date of transfer as operating expenses and a credit to additional paid-in capital upon the transfer of the shares.

Note 8 — Stockholders’ Equity

Preferred Shares

The Company is authorized to issue 1,000,000 preferred shares with a par value of $0.0001 per share with such designation, rights and preferences as may be determined from time to time by the Company’s board of directors. As of December 31, 2017 and 2016, there are no preferred shares issued or outstanding.

Common Stock

The Company is authorized to issue 30,000,000 shares of common stock with a par value of $0.0001 per share.

On June 9, 2016, 1,150,000 shares of the Company’s common stock were sold at a price of approximately $0.02 per share for an aggregate of $25,000. On May 25, 2017, the Company repurchased and canceled the initial shareholder shares. On May 30, 2017, the Company issued an additional 1,150,000 shares for $25,000, or approximately $0.02 per share, which amount was wired into an escrow account and was directly used to pay for the May 25, 2017 repurchase. All of these shares were placed in escrow on the date of the closing of the Public Offering until (1) with respect to 50% of the shares, the earlier of six months after the date of the consummation of an initial Business Combination and the date on which the closing price of the Company’s common stock equals or exceeds $12.50 per share (as adjusted for share splits, share dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing after the Company’s initial Business Combination and (2) with respect to the remaining 50% of the insider shares, six months after the date of the consummation of an initial Business Combination, or earlier, in either case, if, subsequent to an initial Business Combination, the Company consummates a liquidation, merger, share exchange or other similar transaction which results in all of the Company’s stockholders having the right to exchange their shares for cash, securities or other property. The escrow share arrangement does not require the continued employment of the stockholders who received the shares or the insiders. At the closing of the Business Combination, the fair value of the escrow arrangement would be both charged and credited to additional paid-in capital.

On August 14, 2017, the Company consummated the Public Offering of 4,000,000 units at $10.00 per unit (the “Public Units’) and sold to initial shareholders and Chardan Capital Markets, LLC 320,000 units at $10.00 per unit (the “Private Units”) in a private placement (Note 4). The Company received net proceeds of approximately $41,476,000. On August 16, 2017, the underwriters exercised the over-allotment option in part. The closing of the sale of 425,000 over-allotment option Units generating gross proceeds of $4,250,000 took place on August 21, 2017. Simultaneously with the sale of the over-allotment units, the Company consummated the private sale of an additional 21,250 Private Units, generating gross proceeds of $212,500. On August 22, 2017, the underwriters canceled the remainder of the over-allotment option. In connection with the cancellation of the remainder of the over-allotment option, the Company canceled an aggregate of 43,753 shares of common stock issued to the Company’s initial stockholders.

At December 31, 2017, there were 1,987,837 shares of common stock issued and outstanding, excluding 3,884,660 shares subject to possible redemption. As of December 31, 2016, there were 1,150,000 shares of common stock issued and outstanding.

Note 9 — Reconciliation of Net Loss per Common Share

The Company’s net income (loss) is adjusted for the portion of income that is attributable to common stock subject to redemption, as these shares only participate in the income of the Trust Account and not the losses of the Company. Accordingly, basic and diluted loss per common share is:

	For The Year Ended December 31, 2017	For The Period From May 19, 2016 (Inception) Through December 31, 2016

Net income (loss)	54,914	(700)
Less: income attributable to common stock subject to redemption (1)	(130,643)	—
Adjusted loss	(75,729)	(700)
Basic and diluted weighted average shares outstanding (2)	1,368,301	1,000,000
Basic and diluted loss per common share	(0.06)	(0.00)

(1)	Income attributable to common stock subject to redemption was calculated in portion of the interest income earned in trust account, which would be distributed to common stockholders at the event they choose to exercise their redemption right at the closing of Initial Business Combination.
(2)	Excludes an aggregate of up to 3,884,660 common shares subject to redemption at December 31, 2017 and 150,000 shares of common stock that are subject to forfeiture if the over-allotment option is not exercised by the underwriter at December 31, 2016. An aggregate of 43,753 shares of common stock were cancelled after partial exercise of the over-allotment option by the underwriters.

Note 10 — Subsequent Events

The Company’s management reviewed all material events that have occurred after the balance sheet date through the date which these financial statements were issued. Based upon this review, the Company did not identify any subsequent events that would have required adjustment or disclosure in the financial statements.

Annex A

MERGER AGREEMENT

dated

March 27, 2018

by and among

Atlantic Acquisition Corp., a Delaware corporation

as the Parent and Purchaser,

HF Group Merger Sub Inc., a Delaware corporation,

as the Merger Sub,

HF Group Holding Corporation, a North Carolina corporation,

as the Company,

Stockholders of the Company, as the Stockholders

and Ni, Zhou Min,

as the Stockholders’ Representative

5.21	Intellectual Property	26
5.22	Customers and Suppliers	27
5.23	Accounts Receivable and Payable; Loans	28
5.24	Pre-payments	28
5.25	Employees	28
5.26	Employment Matters	29
5.27	Withholding	30
5.28	Employee Benefits and Compensation	30
5.29	Real Property	32
5.30	Accounts	33
5.31	Tax Matters	34
5.32	Environmental Laws	35
5.33	Finders’ Fees	36
5.34	Powers of Attorney and Suretyships	36
5.35	Directors and Officers	36
5.36	Other Information	36
5.37	Certain Business Practices	36
5.38	Money Laundering Laws	37
5.39	OFAC	37
5.40	Not an Investment Company	37
5.41	Unanimous Approval	37
ARTICLE VI REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB		37
6.1	Corporate Existence and Power	37
6.2	Corporate Authorization	37
6.3	Governmental Authorization	38
6.4	Non-Contravention	38
6.5	Finders’ Fees	38
6.6	Issuance of Shares	38
6.7	Capitalization	38
6.8	Information Supplied	39
6.9	Trust Fund	39
6.10	Listing	39
6.11	Board Approval	39
6.12	Parent SEC Documents and Purchaser Financial Statements	40
6.13	Money Laundering Laws	40
6.14	OFAC	40
6.15	Litigation	41
ARTICLE VII COVENANTS OF THE COMPANY PENDING CLOSING		41
7.1	Conduct of the Business	41
7.2	Access to Information	43
7.3	Notices of Certain Events	43
7.4	Annual and Interim Financial Statements	44
7.5	SEC Filings.	44
7.6	Financial Information	45

7.7	Trust Account	45
7.8	Employees of the Company and the Manager	45
7.9	Application for Permits	45
ARTICLE VIII COVENANTS OF THE COMPANY		45
8.1	Reporting and Compliance with Laws	45
8.2	Best Efforts to Obtain Consents	45
8.3	Proxy Statement	46
8.4	Registration Rights Agreement	46
ARTICLE IX COVENANTS OF ALL PARTIES HERETO		46
9.1	Best Efforts; Further Assurances	46
9.2	Tax Matters	46
9.3	Settlement of Purchaser Liabilities	47
9.4	Compliance with SPAC Agreements	47
9.5	Registration Statement	47
9.6	Confidentiality	48
9.7	D&O Insurance	48
ARTICLE X CONDITIONS TO CLOSING		48
10.1	Condition to the Obligations of the Parties	48
10.2	Conditions to Obligations of Parent and Purchaser	48
10.3	Conditions to Obligations of the Company	50
ARTICLE XI INDEMNIFICATION		50
11.1	Indemnification of Purchaser	50
11.2	Procedure	51
11.3	Escrow of Escrow Shares by Stockholder	53
11.4	Periodic Payments	53
11.5	Right of Set Off	54
11.6	Payment of Indemnification	54
11.7	Insurance	54
11.8	Survival of Indemnification Rights	54
ARTICLE XII DISPUTE RESOLUTION		54
12.1	Arbitration	54
12.2	Waiver of Jury Trial; Exemplary Damages	55
ARTICLE XIII TERMINATION		56
13.1	Termination Without Default	56
13.2	Termination Upon Default	56
13.3	No Other Termination	56
13.4	Survival	56
ARTICLE XIV MISCELLANEOUS		57
14.1	Notices	57
14.2	Amendments; No Waivers; Remedies	58

14.3	Arm’s length bargaining; no presumption against drafter	58
14.4	Publicity	59
14.5	Expenses	59
14.6	No Assignment or Delegation	59
14.7	Governing Law	59
14.8	Counterparts; facsimile signatures	59
14.9	Entire Agreement	59
14.10	Severability	59
14.11	Construction of certain terms and references; captions	59
14.12	Further Assurances	60
14.13	Third Party Beneficiaries	60
14.14	Waiver	60
14.15	Stockholders’ Representative	61

MERGER AGREEMENT

This MERGER AGREEMENT (the “Agreement”), dated as of March 27, 2018, by and among Atlantic Acquisition Corp., a Delaware corporation (the “Parent” or the “Purchaser”), HF Group Merger Sub Inc., a Delaware corporation and wholly-owned subsidiary of Purchaser (the “Merger Sub”), HF Group Holding Corporation, a North Carolina corporation (the “Company”), the stockholders of the Company (each, a “Stockholder” and collectively the “Stockholders”), and Ni, Zhou Min, an individual, as the representative of the Stockholders (the “Stockholders’ Representative”).

W I T N E S S E T H :

A.	The Company is in the business of operating a foodservice distributor serving Chinese restaurants and other businesses in the Southeastern region of the United States (the “Business”);

B.	Parent is a blank check company formed for the sole purpose of entering into a share exchange, asset acquisition, share purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities;

C.	The parties desire that Merger Sub merge with and into the Company, upon the terms and subject to the conditions set forth herein and in accordance with the North Carolina Business Corporation Act and the Delaware General Corporation Law (the “Merger”), and that the shares of Company Common Stock (excluding any shares held in the treasury of the Company) be converted upon the Merger into the right to receive the Applicable Per Share Merger Consideration, as is provided herein (the Company following the Merger is sometimes hereinafter referred to as the “Surviving Corporation”).

The parties accordingly agree as follows:

ARTICLE I
DEFINITIONS

The following terms, as used herein, have the following meanings:

1.1           “Action” means any legal action, suit, claim, investigation, hearing or proceeding, including any audit, claim or assessment for Taxes or otherwise.

1.2           “Additional Agreements” means the Registration Rights Agreement, the Escrow Agreement, the Employment Agreements and the Lock-Up Agreements.

1.3          “Affiliate” means, with respect to any Person, any other Person directly or indirectly Controlling, Controlled by, or under common Control with such Person. For avoidance of any doubt, (a) with respect to all periods prior to the Closing, the Principal Stockholder is an Affiliate of the Company, and (ii) with respect to all periods subsequent to the Closing, Purchaser is an Affiliate of the Company.

1.4           “Authority” means any governmental, regulatory or administrative body, agency or authority, any court or judicial authority, any arbitrator, or any public, private or industry regulatory authority, whether international, national, Federal, state, or local.

1.5           “Books and Records” means all books and records, ledgers, employee records, customer lists, files, correspondence, and other records of every kind (whether written, electronic, or otherwise embodied) owned or used by a Person or in which a Person’s assets, the business or its transactions are otherwise reflected, other than stock books and minute books.

1.6           “Business Day” means any day other than a Saturday, Sunday or a legal holiday on which commercial banking institutions in New York are authorized to close for business.

1.7           “Closing Payment Shares” means stock certificates representing, in the aggregate, 19,969,833 shares of Parent Common Stock payable to the Stockholders and in such amounts set forth opposite each Stockholder’s name on Schedule 1.7, with a deemed price per share of no less than $10.00.

1.8           “COBRA” means collectively, the requirements of Sections 601 through 606 of ERISA and Section 4980B of the Code.

1.9           “Code” means the Internal Revenue Code of 1986, as amended.

1.10         “Company Stock Rights” means all options, warrants or other rights to purchase, convert or exchange into Company Common Stock.

1.11         “Contracts” means the Leases and all contracts, agreements, leases (including equipment leases, car leases and capital leases), licenses, commitments, client contracts, statements of work (SOWs), sales and purchase orders and similar instruments, oral or written, to which the Company is a party or by which any of its respective assets are bound, including any entered into by the Company in compliance with Section 7.1 after the date hereof and prior to the Closing, and all rights and benefits thereunder, including all rights and benefits thereunder with respect to all cash and other property of third parties under the Company’s dominion or control.

1.12         “Control” of a Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract, or otherwise. “Controlled”, “Controlling” and “under common Control with” have correlative meanings. Without limiting the foregoing, a Person (the “Controlled Person”) shall be deemed Controlled by (a) any other Person (the “10% Owner”) (i) owning beneficially, as meant in Rule 13d-3 under the Exchange Act, securities entitling such Person to cast 10% or more of the votes for election of directors or equivalent governing authority of the Controlled Person or (ii) entitled to be allocated or receive 10% or more of the profits, losses, or distributions of the Controlled Person; (b) an officer, director, general partner, partner (other than a limited partner), manager, or member (other than a member having no management authority that is not a 10% Owner) of the Controlled Person; or (c) a spouse, parent, lineal descendant, sibling, aunt, uncle, niece, nephew, mother-in-law, father-in-law, sister-in-law, or brother-in-law of an Affiliate of the Controlled Person or a trust for the benefit of an Affiliate of the Controlled Person or of which an Affiliate of the Controlled Person is a trustee.

1.13         “Deferred Underwriting Amount” means the portion of the underwriting discounts and commissions held in the Trust Account, which the underwriters of the IPO are entitled to receive upon the Closing in accordance with the Trust Agreement.

1.14         “Dissenting Shares” means any shares of Company Common Stock held by Stockholders who are entitled to appraisal rights under North Carolina Law, and who have properly exercised, perfected and not subsequently withdrawn or lost or waived their rights to demand payment with respect to their shares in accordance with North Carolina Law.

1.15         “Environmental Laws” shall mean all Laws that prohibit, regulate or control any Hazardous Material or any Hazardous Material Activity, including, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, the Resource Recovery and Conservation Act of 1976, the Federal Water Pollution Control Act, the Clean Air Act, the Hazardous Materials Transportation Act and the Clean Water Act.

1.16         “ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the regulations thereunder.

1.17         “Escrow Agreement” means the agreement in the form attached hereto as Exhibit A governing the Escrow Shares.

1.18         “Employment Agreements” means the separate employment agreements in the forms attached hereto as Exhibit B, between the Surviving Corporation and each of Ni, Zou Min, Wong, Chan Sin and Jonathan Ni.

1.19         “Escrow Shares” means shares of Parent Common Stock representing 15% of the aggregate amount of Closing Payment Shares.

1.20         “Exchange Act” means the Securities Exchange Act of 1934, as amended.

1.21         “Hazardous Material” shall mean any material, emission, chemical, substance or waste that has been designated by any Governmental Authority to be radioactive, toxic, hazardous, a pollutant or a contaminant.

1.22         “Hazardous Materials Activity” shall mean the transportation, transfer, recycling, storage, use, treatment, manufacture, removal, remediation, release, exposure of others to, sale, labeling, or distribution of any Hazardous Material or any product or waste containing a Hazardous Material, or product manufactured with ozone depleting substances, including, without limitation, any required labeling, payment of waste fees or charges (including so-called e-waste fees) and compliance with any recycling, product take-back or product content requirements.

1.23         “HF Internal Reorganization” means the acquisition by the Company of the minority equity interests of the several entities as described on Schedule 5.5 annexed hereto.

1.24         “IPO” means the initial public offering of Parent pursuant to a prospectus dated August 8, 2017.

1.25         “Indebtedness” means with respect to any Person, (a) all obligations of such Person for borrowed money, or with respect to deposits or advances of any kind (including amounts by reason of overdrafts and amounts owed by reason of letter of credit reimbursement agreements) including with respect thereto, all interests, fees and costs, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person under conditional sale or other title retention agreements relating to property purchased by such Person, (d) all obligations of such Person issued or assumed as the deferred purchase price of property or services (other than accounts payable to creditors for goods and services incurred in the ordinary course of business), (e) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any lien or security interest on property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, (f) all obligations of such Person under leases required to be accounted for as capital leases under U.S. GAAP, (g) all guarantees by such Person and (h) any agreement to incur any of the same.

1.26         “Intellectual Property Right” means any trademark, service mark, registration thereof or application for registration therefor, trade name, license, invention, patent, patent application, trade secret, trade dress, know-how, copyright, copyrightable materials, copyright registration, application for copyright registration, software programs, data bases, u.r.l.s., and any other type of proprietary intellectual property right, and all embodiments and fixations thereof and related documentation, registrations and franchises and all additions, improvements and accessions thereto, and with respect to each of the forgoing items in this definition, which is owned or licensed or filed by the Company, or used or held for use in the Business, whether registered or unregistered or domestic or foreign.

1.27         “Inventory” is defined in the UCC.

1.28         “Law” means any domestic or foreign, federal, state, municipality or local law, statute, ordinance, code, rule, or regulation.

1.29         “Leases” means the leases with respect to the stores, warehouses and parking lots leased by the Company at the locations as set forth on Schedule 1.27 attached hereto, together with all fixtures and improvements erected on the premises leased thereby.

1.30         “Lien” means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset, and any conditional sale or voting agreement or proxy, including any agreement to give any of the foregoing.

1.31        “Lock-Up Agreements” means the Lock-Up Agreements between Purchaser and each of the Stockholders, pursuant to which the Parent Common Stock of each Stockholder will be locked up for one (1) year, each such Lock-Up Agreement in the form attached hereto as Exhibit C.

1.32         “Majority Stockholders” means Ni, Zhou Min, Ni, Jian Ming, and Chan Sin Wong.

1.33         “Material Adverse Effect” or “Material Adverse Change” means a material adverse change or a material adverse effect, individually or in the aggregate, upon on the assets, liabilities, condition (financial or otherwise), prospects, net worth, management, earnings, cash flows, business, operations or properties of the Company and the Business, taken as a whole, whether or not arising from transactions in the ordinary course of business.

1.34         “Order” means any decree, order, judgment, writ, award, injunction, rule or consent of or by an Authority.

1.35         “Parent Common Stock” means the shares of common stock, par value $0.0001 per share, of Parent.

1.36         “Parent Rights” means the right to receive one-tenth (1/10) of a share of Parent Common Stock.

1.37         “Parent Securities” means the Parent Common Stock, Parent Rights, Parent Units and Parent UPO, collectively.

1.38        “Parent Stock Compensation Plan” means the 2018 Omnibus Equity Incentive Plan providing for Parent Common Stock based awards to employees, directors, consultants and other eligible persons as determined under such plan and including a reserve of 10% of the issued and outstanding shares of Common Stock as of the Closing Date, and otherwise in the form of Exhibit D annexed hereto.

1.39         “Parent UPO” means the option issued to Chardan Capital Markets, LLC (and/or its designees), to purchase up to an aggregate of 250,000 Parent Units at a price of $10.00 per Parent Unit.

1.40         “Parent Unit” means one share of Parent Common Stock and one Parent Right.

1.41         “Permitted Liens” means (i) all defects, exceptions, restrictions, easements, rights of way and encumbrances disclosed in policies of title insurance which have been made available to Purchaser; and (ii) mechanics’, carriers’, workers’, repairers’ and similar statutory Liens arising or incurred in the ordinary course of business for amounts (A) that are not delinquent, (B) that are not material to the business, operations and financial condition of the Company so encumbered, either individually or in the aggregate, (C) not resulting from a breach, default or violation by the Company of any Contract or Law, and (D) the Liens set forth on Schedule 5.15(c).

1.42         “Person” means an individual, corporation, partnership (including a general partnership, limited partnership or limited liability partnership), limited liability company, association, trust or other entity or organization, including a government, domestic or foreign, or political subdivision thereof, or an agency or instrumentality thereof.

1.43         “Pre-Closing Period” means any period that ends on or before the Closing Date or with respect to a period that includes but does not end on the Closing Date, the portion of such period through and including the day of the Closing.

1.44         “Principal Stockholder” means Ni, Zhou Min.

1.45         “Real Property” means, collectively, all real properties and interests therein (including the right to use), together with all buildings, fixtures, trade fixtures, plant and other improvements located thereon or attached thereto; all rights arising out of use thereof (including air, water, oil and mineral rights); and all subleases, franchises, licenses, permits, easements and rights-of-way which are appurtenant thereto.

1.46         “Registration Rights Agreement” means the agreement to be executed between the Purchaser and the Stockholders substantially in the form attached hereto as Exhibit E governing the registration by the Parent under the Securities Act and the resale of the Closing Payment Shares.

1.47         “Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002, as amended.

1.48         “SEC” means the Securities and Exchange Commission.

1.49         “Securities Act” means the Securities Act of 1933, as amended.

1.50         “Subsidiary” means each entity of which at least fifty percent (50%) of the capital stock or other equity or voting securities are Controlled or owned, directly or indirectly, by the Company.

1.51         “Tangible Personal Property” means all tangible personal property and interests therein, including machinery, computers and accessories, furniture, office equipment, communications equipment, automobiles, trucks, forklifts and other vehicles owned or leased by the Company and other tangible property, including the items listed on Schedule 5.15(b).

1.52         “Tax(es)” means any federal, state, local or foreign tax, charge, fee, levy, custom, duty, deficiency, or other assessment of any kind or nature imposed by any Taxing Authority (including any income (net or gross), gross receipts, profits, windfall profit, sales, use, goods and services, ad valorem, franchise, license, withholding, employment, social security, workers compensation, unemployment compensation, employment, payroll, transfer, excise, import, real property, personal property, intangible property, occupancy, recording, minimum, alternative minimum, environmental or estimated tax), including any liability therefor as a transferee (including under Section 6901 of the Code or similar provision of applicable Law) or successor, as a result of Treasury Regulation Section 1.1502-6 or similar provision of applicable Law or as a result of any Tax sharing, indemnification or similar agreement, together with any interest, penalty, additions to tax or additional amount imposed with respect thereto.

1.53        “Taxing Authority” means the Internal Revenue Service and any other Authority responsible for the collection, assessment or imposition of any Tax or the administration of any Law relating to any Tax.

1.54         “Tax Return” means any return, information return, declaration, claim for refund or credit, report or any similar statement, and any amendment thereto, including any attached schedule and supporting information, whether on a separate, consolidated, combined, unitary or other basis, that is filed or required to be filed with any Taxing Authority in connection with the determination, assessment, collection or payment of a Tax or the administration of any Law relating to any Tax.

1.55        “UCC” means the Uniform Commercial Code of the State of New York, or any corresponding or succeeding provisions of Laws of the State of New York, or any corresponding or succeeding provisions of Laws, in each case as the same may have been and hereafter may be adopted, supplemented, modified, amended, restated or replaced from time to time.

1.56         “U.S. GAAP” means U.S. generally accepted accounting principles, consistently applied.

ARTICLE II

Intentionally Omitted.

ARTICLE III
THE MERGER

3.1        The Merger. Upon the terms and subject to the conditions set forth in this Agreement, on the Closing Date, pursuant to an appropriate certificate of merger (the “Certificate of Merger”) and in accordance with the applicable provisions of the North Carolina Business Corporation Act (“North Carolina Law”) and the Delaware General Corporation Law (“Delaware Law”), respectively, Merger Sub shall be merged with and into the Company. Following the Merger, the separate corporate existence of Merger Sub shall cease, and the Company shall continue as the surviving corporation in the Merger (the “Surviving Corporation”).

3.2           Closing; Effective Time. Unless this Agreement is earlier terminated in accordance with Article XIII, the closing of the Merger (the “Closing”) shall take place electronically or at the offices of Loeb & Loeb LLP, 345 Park Avenue, New York, New York, at 10:00 a.m. local time, on or before September 30, 2018, subject to the satisfaction or waiver (to the extent permitted by applicable law) of the conditions set forth in Article X. The parties may participate in the Closing via electronic means. The date on which the Closing actually occurs is hereinafter referred to as the “Closing Date”. At the Closing, the parties hereto shall cause a Certificate of Merger to be filed with each of the Department of the Secretary of State of the State of North Carolina and the Secretary of State of the State of Delaware, in such form as is required by, and executed in accordance with, the relevant provisions of North Carolina Law and Delaware Law, as applicable, and, as soon as practicable on or after the Closing Date, shall make any and all other filings or recordings required under North Carolina Law and Delaware Law. The Merger shall become effective at such date and time as a Certificate of Merger is duly filed with each of the Department of the Secretary of State of the State of North Carolina and the Secretary of State of the State of Delaware or at such other date and time as Merger Sub and the Company shall agree in writing and shall specify in the Certificate of Merger (the date and time the Merger becomes effective being the “Effective Time”).

3.3        Board of Directors. Immediately after the Closing, the Surviving Corporation’s board of directors will consist of not less than five (5) directors nor more than seven (7) directors. The Company shall designate all such directors, at least three (3) of whom shall qualify as independent directors under the Securities Act and the rules of any applicable securities exchange.

3.4           Effects of the Merger. The Merger shall have the effects set forth in this Agreement, the Certificate of Merger and in the relevant provisions of North Carolina Law and Delaware Law.

3.5           Articles of Incorporation; Bylaws.

(a)          At the Effective Time, the amended articles of incorporation of the Company shall become the articles of incorporation of the Surviving Corporation until thereafter amended in accordance with their terms and as provided by Law.

(b)          At the Effective Time, and without any further action on the part of the Company or Merger Sub, the bylaws of the Company shall be amended so that they read in their entirety as set forth attached hereto as Exhibit F, and, as so amended, shall be the bylaws of the Surviving Corporation until thereafter amended in accordance with their terms, the articles of incorporation of the Surviving Corporation and as provided by Law.

3.6           No Further Ownership Rights in Company Capital Stock. At the Effective Time, the stock transfer books of the Company shall be closed and thereafter there shall be no further registration of transfers of shares of Company Capital Stock (as defined in Section 5.5) on the records of the Company. From and after the Effective Time, the holders of certificates evidencing ownership of shares of Company Capital Stock outstanding immediately prior to the Effective Time shall cease to have any rights with respect to such shares of Company Capital Stock, except as otherwise provided for herein or by Law.

3.7           Withholding Rights. Notwithstanding anything to the contrary contained in this Agreement, Purchaser, the Company or the Stockholders’ Representative shall be entitled to deduct and withhold from the cash otherwise deliverable under this Agreement, and from any other payments otherwise required pursuant to this Agreement or any Additional Agreement, such amounts as Purchaser, the Company or the Stockholders’ Representative, as the case may be, are required to withhold and pay over to the applicable Authority with respect to any such deliveries and payments under the Code or any provision of state, local, provincial or foreign Tax Law. To the extent that amounts are so withheld and paid over, such withheld amounts shall be treated for all purposes of this Agreement as having been delivered and paid to such Person in respect of which such deduction and withholding was made.

3.8           Rights Not Transferable. The rights of the holders of Company Capital Stock as of immediately prior to the Effective Time are personal to each such holder and shall not be assignable or otherwise transferable for any reason (except by will or by the operation of the laws of descent after the death of a natural holder thereof). Any attempted transfer of such right by any holder thereof (otherwise than as permitted by the immediately preceding sentence) shall be null and void.

3.9           Taking of Necessary Action; Further Action. If, at any time after the Effective Time, any further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Corporation with full right, title and interest in, to and under, and/or possession of, all assets, property, rights, privileges, powers and franchises of the Company, the officers and directors of the Surviving Corporation are fully authorized in the name and on behalf of the Company, to take all lawful action necessary or desirable to accomplish such purpose or acts, so long as such action is not inconsistent with this Agreement.

3.10         Section 368 Reorganization. For U.S. federal income tax purposes, the Merger is intended to constitute a “reorganization” within the meaning of Section 368(a) of the Code. The parties to this Agreement hereby (i) adopt this Agreement insofar as it relates to the Merger as a “plan of reorganization” within the meaning of Section 1.368-2(g) of the United States Treasury regulations, (ii) agree to file and retain such information as shall be required under Section 1.368-3 of the United States Treasury regulations, and (iii) agree to file all Tax and other informational returns on a basis consistent with such characterization. Notwithstanding the foregoing or anything else to the contrary contained in this Agreement, the parties acknowledge and agree that no party is making any representation or warranty as to the qualification of the Merger as a reorganization under Section 368 of the Code or as to the effect, if any, that any transaction consummated on, after or prior to the Effective Time has or may have on any such reorganization status. Each of the parties acknowledge and agree that each such party and each of the stockholders of the Company (i) has had the opportunity to obtain independent legal and tax advice with respect to the transactions contemplated by this Agreement, and (ii) is responsible for paying its own Taxes, including any adverse Tax consequences that may result if the Merger is determined not to qualify as a reorganization under Section 368 of the Code.

ARTICLE IV
CONVERSION OF SHARES; CLOSING MERGER CONSIDERATION

4.1           Conversion of Capital Stock.

(a)          Conversion of Common Stock. At the Effective Time, by virtue of the Merger and without any action on the part of Purchaser, Merger Sub, the Company or the Stockholders, each share of Company Common Stock issued and outstanding immediately prior to the Effective Time shall be canceled and automatically converted into the right to receive, without interest, the applicable portion of the Closing Payment Shares for such share of Company Common Stock (the “Applicable Per Share Merger Consideration”) as specified on Schedule 1.7 hereto. All fractional shares of Company Common Stock held by Stockholders shall be entitled to receive the Applicable Per Share Merger Consideration with respect to such fractional shares.

(b)         Capital Stock of Merger Sub. Each share of capital stock of Merger Sub that is issued and outstanding immediately prior to the Effective Time will, by virtue of the Merger and without further action on the part of the sole stockholder of Merger Sub, be converted into and become one share of common stock of the Surviving Corporation (and the shares of Surviving Corporation into which the shares of Merger Sub capital stock are so converted shall be the only shares of the Surviving Corporation’s capital stock that are issued and outstanding immediately after the Effective Time). Each certificate evidencing ownership of shares of Merger Sub common stock will, as of the Effective Time, evidence ownership of such share of common stock of the Surviving Corporation.

(c)          Treatment of Company Capital Stock Owned by the Company. At the Effective Time, all shares of Company Capital Stock that are owned by the Company as treasury stock immediately prior to the Effective Time shall be canceled and extinguished without any conversion thereof.

(d)          No Liability. Notwithstanding anything to the contrary in this Section 4.1, none of Surviving Corporation or any party hereto shall be liable to any person for any amount properly paid to a public official pursuant to any applicable abandoned property, escheat or similar law.

(e)          Surrender of Certificates. All shares of Parent Common Stock issued upon the surrender of shares of the Company Common Stock in accordance with the terms hereof, shall be deemed to have been issued in full satisfaction of all rights pertaining to such securities, other than any additional rights pursuant to this Agreement, provided that any restrictions on the sale and transfer of such shares shall also apply to the Parent Common Stock so issued in exchange.

(f)           Lost, Stolen or Destroyed Certificates. In the event any certificates for any Company Common Stock shall have been lost, stolen or destroyed, Purchaser shall cause to be issued in exchange for such lost, stolen or destroyed certificates and for each such share, upon the making of an affidavit of that fact by the holder thereof, the Applicable Per Share Merger Consideration; provided, however, that Purchaser may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificates to deliver a bond in such sum as it may reasonably direct as indemnity against any claim that may be made against Purchaser with respect to the certificates alleged to have been lost, stolen or destroyed.

4.2           Payment of Merger Consideration.

(a)          No certificates or scrip representing fractional shares of Parent Common Stock will be issued pursuant to the Merger, and such fractional share interests will not entitle the owner thereof to vote or to any rights of a stockholder of Purchaser.

(b)         Legend. Each certificate issued pursuant to the Merger to any holder of Company Common Stock shall bear the legend set forth below, or legend substantially equivalent thereto, together with any other legends that may be required by any securities laws at the time of the issuance of the Parent Common Stock:

THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL (I) SUCH OFFER, SALE, TRANSFER, PLEDGE OR HYPOTHECATION HAS BEEN REGISTERED UNDER THE ACT OR (II) THE ISSUER OF THE ORDINARY SHARES HAS RECEIVED AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER THAT SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE WITH THE ACT.

ARTICLE V
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company and the Majority Stockholders, jointly and severally, hereby represents and warrants to Purchaser that each of the following representations and warranties is true, correct and complete as of the date of this Agreement and as of the Closing Date.

5.1           Corporate Existence and Power. The Company is a corporation duly organized, validly existing and in good standing under the Laws of the State of North Carolina. The Company has all power and authority, corporate and otherwise, and all governmental licenses, franchises, Permits, authorizations, consents and approvals required to own and operate its properties and assets and to carry on the Business as presently conducted and as proposed to be conducted. The Company is not qualified to do business as a foreign entity in any jurisdiction, except as set forth on Schedule 5.1, and there is no other jurisdiction in which the character of the property owned or leased by the Company or the nature of its activities make qualification of the Company in any such jurisdiction necessary. The Company has offices located only at the addresses set forth on Schedule 5.1. The Company has not taken any action, adopted any plan, or made any agreement or commitment in respect of any merger, consolidation, sale of all or substantially all of its assets, reorganization, recapitalization, dissolution or liquidation.

5.2           Authorization. The execution, delivery and performance by the Company of this Agreement and the Additional Agreements and the consummation by the Company of the transactions contemplated hereby and thereby are within the corporate powers of the Company and have been duly authorized by all necessary action on the part of the Company, including the unanimous approval of the stockholders of the Company. This Agreement constitutes, and, upon their execution and delivery, each of the Additional Agreements will constitute, a valid and legally binding agreement of the Company enforceable against the Company in accordance with their respective terms.

5.3           Governmental Authorization. Other than as contemplated by the Proxy Statement (as defined in Section 7.5 hereof), neither the execution, delivery nor performance by the Company of this Agreement or any Additional Agreements requires any consent, approval, license or other action by or in respect of, or registration, declaration or filing with, any Authority requiring a consent, approval, authorization, order or other action of or filing with any Authority as a result of the execution, delivery and performance of this Agreement or any of the Additional Agreements or the consummation of the transactions contemplated hereby or thereby (each of the foregoing, a “Governmental Approval”).

5.4           Non-Contravention. None of the execution, delivery or performance by the Company of this Agreement or any Additional Agreements does or will (a) contravene or conflict with the organizational or constitutive documents of the Company, (b) contravene or conflict with or constitute a violation of any provision of any Law or Order binding upon or applicable to the Company, (c) except for the Contracts listed on Schedule 5.11 requiring Company Consents (but only as to the need to obtain such Company Consents), constitute a default under or breach of (with or without the giving of notice or the passage of time or both) or violate or give rise to any right of termination, cancellation, amendment or acceleration of any right or obligation of the Company or require any payment or reimbursement or to a loss of any material benefit relating to the Business to which the Company is entitled under any provision of any Permit, Contract or other instrument or obligations binding upon the Company or by which any of the Company Capital Stock or any of the Company’s assets is or may be bound or any Permit, (d) result in the creation or imposition of any Lien on any of the Company Capital Stock or any of the Company’s assets, or (e) cause a loss of any material benefit relating to the Business to which the Company is entitled under any provision of any Permit or Contract binding upon the Company.

5.5           Capitalization. The Company has an authorized capitalization consisting of 200,000,000 shares of common stock, no par value per share, divided into 100,000,000 shares of voting common stock and 100,000,000 shares of non-voting common stock (collectively, the “Company Common Stock”), and together with the Company Stock Rights, the “Company Capital Stock”) of which [_________] shares of Company Common Stock are issued and outstanding as of the date hereof. The Company does not have any shares of preferred stock authorized or issued and outstanding. No Company Capital Stock is held in its treasury. All of the issued and outstanding Company Capital Stock has been duly authorized and validly issued, is fully paid and non-assessable and has not been issued in violation of any preemptive or similar rights of any Person. All of the issued and outstanding Company Capital Stock is owned (and always has been owned) of record and beneficially by the Persons set forth on Schedule 1.17. The only shares of Company Common Stock that will be outstanding immediately after the Closing will be the Company Capital Stock owned by Purchaser. No other class of capital stock of the Company is authorized or outstanding. Other than as set forth on Schedule 5.5 to provide for the issuance of shares of Common Stock effective at the Closing in connection with the HF Internal Reorganization, there are no: (a) outstanding subscriptions, options, warrants, rights (including “phantom stock rights”), calls, commitments, understandings, conversion rights, rights of exchange, plans or other agreements of any kind providing for the purchase, issuance or sale of any shares of the capital stock of the Company, or (b) to the knowledge of the Company, agreements with respect to any of the Company Capital Stock, including any voting trust, other voting agreement or proxy with respect thereto.

5.6           Articles of Incorporation and Bylaws. Copies of (a) the amended articles of incorporation of the Company, as certified by the North Carolina Department of the Secretary of State, and (b) the bylaws of the Company, as certified by the secretary of the Company, have heretofore been made available to Purchaser, and such copies are each true and complete copies of such instruments in effect on the date hereof. The Company has not taken any action in violation or derogation of its articles of incorporation or bylaws.

5.7           Corporate Records. All proceedings occurring since December 31, 2016 of the board of directors, including committees thereof, and all consents to actions taken thereby, are accurately reflected in the minutes and records contained in the corporate minute books of the Company. The stock ledgers and stock transfer books of the Company are complete and accurate. The stock ledgers and stock transfer books and minute book records of the Company relating to all issuances and transfers of stock by the Company, and all proceedings of the board of directors, including committees thereof, and stockholders of the Company since December 31, 2016 have been made available to Purchaser, and are the original stock ledgers and stock transfer books and minute book records of the Company or true, correct and complete copies thereof.

5.8           Third Parties. Other than the Principal Stockholder, the Company is not Controlled by any Person and, other than the Persons listed on Schedule 5.8, the Company is not in Control of any other Person. Except as set forth on Schedule 5.8, to the Company’s knowledge, no Key Personnel (as defined in Section 7.8) (a) engage in any business, except through the Company, or are employees of or provide any service for compensation to, any other business concern. Schedule 5.8 lists each Contract to which the Company, on the one hand, and any Stockholder beneficially owning more than 10% of the common stock of the Company, or any affiliate of such a Stockholder (collectively, a “10% Stockholder”), on the other hand, is a party. No Stockholder or any Affiliate of a Stockholder (i) owns, directly or indirectly, in whole or in part, any tangible or intangible property (including Intellectual Property Rights) that the Company uses or the use of which is necessary for the conduct of the Business or the ownership or operation of the Company’s assets, or (ii) have engaged in any transactions with the Company. Schedule 5.8 sets forth a complete and accurate list of the Affiliates of the Company and the ownership interests in the Affiliate of the Company and each Stockholder.

5.9           Assumed Names. Schedule 5.9 is a complete and correct list of all assumed or “doing business as” names currently or, within five (5) years of the date of this Agreement, used by the Company, including names on any websites. Since December 31, 2016, the Company has not used any name other than the names listed on Schedule 5.9 to conduct the Business. The Company has filed appropriate “doing business as” certificates in all applicable jurisdictions with respect to itself, except where the failure to file would not have a Material Adverse Effect.

5.10         Subsidiaries.

(a)          Except as set forth on Schedule 5.10, the Company does not currently own and within the past five (5) years has not owned directly or indirectly, securities or other ownership interests in any other entity. The Company owns 100% of the issued and outstanding capital stock and securities of each Person listed on Schedule 5.10. None of the Company or any of its Subsidiaries is a party to any agreement relating to the formation of any joint venture, association or other entity.

(b)          Each Subsidiary is a corporation duly organized, validly existing and in good standing under and by virtue of the Laws of the jurisdiction of its formation set forth by its name on Schedule 5.10. Each Subsidiary has all power and authority, corporate and otherwise, and all governmental licenses, franchises, Permits, authorizations, consents and approvals required to own and operate its properties and assets and to carry on the Business as presently conducted and as proposed to be conducted. No Subsidiary is qualified to do business as a foreign entity in any jurisdiction, except as set forth by its name on Schedule 5.10, and there is no other jurisdiction in which the character of the property owned or leased by any Subsidiary or the nature of its activities make qualification of such Subsidiary in any such jurisdiction necessary. Each Subsidiary has offices located only at the addresses set forth by its name on Schedule 5.10. No Subsidiary has taken any action, adopted any plan, or made any agreement or commitment in respect of any merger, consolidation, sale of all or substantially all of its assets, reorganization, recapitalization, dissolution or liquidation.

5.11        Consents. The Contracts listed on Schedule 5.11 are the only Contracts binding upon the Company or by which any of the Company Capital Stock or any of the Company’s assets are bound, requiring a consent, approval, authorization, order or other action of or filing with any Person as a result of the execution, delivery and performance of this Agreement or any of the Additional Agreements or the consummation of the transactions contemplated hereby or thereby (each of the foregoing, a “Company Consent”).

5.12         Financial Statements.

(a)          Schedule 5.12 includes (i) the audited consolidated financial statements of the Company as of and for the fiscal years ended December 31, 2017 and 2016, consisting of the audited consolidated balance sheets as of such dates, the audited consolidated income statements for the twelve (12) month periods ended on such dates, and the audited consolidated cash flow statements for the twelve (12) month periods ended on such dates (collectively, the “Financial Statements” and the audited consolidated balance sheets as of December 31, 2017 and 2016 included therein, collectively, the “Balance Sheet”)).

(b)          The Financial Statements are complete and accurate and fairly present, in conformity with U.S. GAAP applied on a consistent basis, the financial position of the Company as of the dates thereof and the results of operations of the Company for the periods reflected therein. The Financial Statements (i) were prepared from the Books and Records of the Company; (ii) were prepared on an accrual basis in accordance with U.S. GAAP consistently applied; (iii) contain and reflect all necessary adjustments and accruals for a fair presentation of the Company’s financial condition as of their dates including for all warranty, maintenance, service and indemnification obligations; and (iv) contain and reflect adequate provisions for all liabilities for all material Taxes applicable to the Company with respect to the periods then ended. The Company has delivered to Purchaser complete and accurate copies of all “management letters” received by it from its accountants and all responses during the last five (5) years by lawyers engaged by the Company to inquiries from its accountant or any predecessor accountants.

(c)          Except as specifically disclosed, reflected or fully reserved against on the Balance Sheet, and for liabilities and obligations of a similar nature and in similar amounts incurred in the ordinary course of business since the date of the Balance Sheet, there are no liabilities, debts or obligations of any nature (whether accrued, fixed or contingent, liquidated or unliquidated, asserted or unasserted or otherwise) relating to the Company. All debts and liabilities, fixed or contingent, which should be included under U.S. GAAP on the Balance Sheet are included therein.

(d)          The Balance Sheet included in the Financial Statements accurately reflects the outstanding Indebtedness of the Company as of the date thereof. Except as set forth on Schedule 5.12, the Company does not have any Indebtedness.

(e)          All financial projections delivered by or on behalf of the Company to Purchaser with respect to the Business were prepared in good faith using assumptions that the Company believes to be reasonable and the Company is not aware of the existence of any fact or occurrence of any circumstances that is reasonably likely to have an Material Adverse Effect.

5.13         Books and Records. The Company shall make all Books and Records of the Company available to Purchaser for its inspection and shall deliver to Purchaser complete and accurate copies of all documents referred to in the Schedules to this Agreement or that Purchaser otherwise has requested within thirty (30) days from the date hereof. All Contracts, documents, and other papers or copies thereof delivered to Purchaser by or on behalf of the Company are accurate, complete, and authentic.

(a)       The Books and Records accurately and fairly, in reasonable detail, reflect the transactions and dispositions of assets of and the providing of services by the Company. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that:

(i)          transactions are executed only in accordance with the respective management’s authorization;

(ii)         all income and expense items are promptly and properly recorded for the relevant periods in accordance with the revenue recognition and expense policies maintained by the Company, as permitted by U.S. GAAP;

(iii)        access to assets is permitted only in accordance with the respective management’s authorization; and

(iv)        recorded assets are compared with existing assets at reasonable intervals, and appropriate action is taken with respect to any differences.

(b)       All accounts, books and ledgers of the Company have been properly and accurately kept and completed in all material respects, and there are no material inaccuracies or discrepancies of any kind contained or reflected therein. The Company does not have any records, systems controls, data or information recorded, stored, maintained, operated or otherwise wholly or partly dependent on or held by any means (including any mechanical, electronic or photographic process, whether computerized or not) which (including all means of access thereto and therefrom) are not under the exclusive ownership (excluding licensed software programs) and direct control of the Company and which is not located at the relevant office.

5.14         Absence of Certain Changes. Except as disclosed on Schedule 5.14, since the date of the Balance Sheet (the “Balance Sheet Date”), the Company has conducted the Business in the ordinary course consistent with past practices. Without limiting the generality of the foregoing, since the Balance Sheet Date, there has not been:

(a)       any Material Adverse Effect or any material diminishment in the value to Purchaser of the transactions contemplated hereby;

(b)       any transaction, Contract or other instrument entered into, or commitment made, by the Company relating to the Business, or any of the Company’s assets (including the acquisition or disposition of any assets) or any relinquishment by the Company of any Contract or other right, in either case other than transactions and commitments in the ordinary course of business consistent in all respects, including kind and amount, with past practices and those contemplated by this Agreement;

(c)       (i) any redemption of, declaration, setting aside or payment of any dividend or other distribution with respect to any capital stock or other equity interests in the Company; (ii) any issuance by the Company of shares of capital stock or other equity interests in the Company, or (iii) any repurchase, redemption or other acquisition, or any amendment of any term, by the Company of any outstanding shares of capital stock or other equity interests;

(d)       (i) any creation or other incurrence of any Lien other than Permitted Liens on the Company Capital Stock or any of the Company’s assets, and (ii) any making of any loan, advance or capital contributions to or investment in any Person by the Company;

(e)       any material personal property damage, destruction or casualty loss or personal injury loss (whether or not covered by insurance) affecting the business or assets of the Company;

(f)        increased benefits payable under any existing severance or termination pay policies or employment agreements; entered into any employment, deferred compensation or other similar agreement (or amended any such existing agreement) with any director, officer, manager or employee of the Company; established, adopted or amended (except as required by law) any bonus, profit-sharing, thrift, pension, retirement, deferred compensation, compensation, stock option, restricted stock or other benefit plan or arrangement covering any director, officer, manager or employee of the Company; or increased any compensation, bonus or other benefits payable to any director, officer, manager or employee of the Company, other than increases to non-officer employees in the ordinary course of business consistent with past practices;

(g)       any material labor dispute, other than routine individual grievances, or any activity or proceeding by a labor union or representative thereof to organize any employees of the Company, which employees were not subject to a collective bargaining agreement at the Balance Sheet Date, or any lockouts, strikes, slowdowns, work stoppages or threats thereof by or with respect to any employees of the Company;

(h)       any sale, transfer, lease to others or otherwise disposition of any of its assets by the Company except for inventory sold in the ordinary course of business consistent with past practices or immaterial amounts of other Tangible Personal Property not required by its business;

(i)        (i) any amendment to or termination of any Material Contract, (ii) any amendment to any material license or material permit from any Authority held by the Company, (iii) any receipt of any notice of termination of any of the items referenced in (i) and (ii); and (iv) a material default by the Company under any Material Contract, or any material license or material permit from any Authority held by the Company;

(j)        any capital expenditure by the Company in excess in any fiscal month of an aggregate of $1,000,000 or entering into any lease of capital equipment or property under which the annual lease charges exceed $500,000 in the aggregate by the Company;

(k)       any institution of litigation, settlement or agreement to settle any litigation, action, proceeding or investigation before any court or governmental body relating to the Company or its property or the suffering of any actual or, to the Company’s knowledge, threatened, litigation, action, proceeding or investigation before any court or governmental body relating to the Company or its property;

(l)        any loan of any monies to any Person or guarantee of any obligations of any Person by the Company;

(m)      except as required by GAAP, any change in the accounting methods or practices (including, without limitation, any change in depreciation or amortization policies or rates) of the Company or any revaluation of any of the assets of the Company;

(n)       other than as contemplated herein, any amendment to the Company’s organizational documents, or any engagement by the Company in any merger, consolidation, reorganization, reclassification, liquidation, dissolution or similar transaction;

(o)       any acquisition of assets (other than acquisitions of inventory in the ordinary course of business consistent with past practice) or business of any Person;

(p)       any material Tax election made by the Company outside of the ordinary course of business consistent with past practice, or any material Tax election changed or revoked by the Company; any material claim, notice, audit report or assessment in respect of Taxes settled or compromised by the Company; any annual Tax accounting period changed by the Company; any Tax allocation agreement, Tax sharing agreement, Tax indemnity agreement or closing agreement relating to any Tax entered into by the Company; or any right to claim a material Tax refund surrendered by the Company; or

(q)       any commitment or agreement to do any of the foregoing.

Since the Balance Sheet Date through and including the date hereof, the Company has not taken any action nor has any event occurred which would have violated the covenants of the Company set forth in Section 8.1 herein if such action had been taken or such event had occurred between the date hereof and the Closing Date.

5.15         Properties; Title to the Company’s Assets.

(a)       The items of Tangible Personal Property have no defects, are in good operating condition and repair and function in accordance with their intended uses (ordinary wear and tear excepted) and have been properly maintained, and are suitable for their present uses and meet all specifications and warranty requirements with respect thereto.

(b)       Schedule 5.15(b) sets forth a description and location of each item of the Tangible Personal Property, as of a date within five days of the date of this Agreement. All of the Tangible Personal Property is located at the offices of the Company or a Subsidiary.

(c)       The Company has good, valid and marketable title in and to, or in the case of the Leases and the assets which are leased or licensed pursuant to Contracts, a valid leasehold interest or license in or a right to use, all of their assets reflected on the Balance Sheet or acquired after December 31, 2017. No such asset is subject to any Liens other than Permitted Liens. The Company’s assets constitute all of the assets of any kind or description whatsoever, including goodwill, for the Company to operate the Business immediately after the Closing in the same manner as the Business is currently being conducted.

5.16         Litigation. There is no Action (or any basis therefore) pending against, or to the best knowledge of the Company threatened against or affecting, the Company, any of its officers or directors, the Business, or any Company Capital Stock or any of the Company’s assets or any Contract before any court, Authority or official or which in any manner challenges or seeks to prevent, enjoin, alter or delay the transactions contemplated hereby or by the Additional Agreements. Except as set forth on Schedule 5.16, there are no outstanding judgments against the Company. Except as set forth on Schedule 5.16, the Company is not, and has not been in the past five (5) years, subject to any proceeding with any Authority.

5.17         Contracts.

(a)       Schedule 5.17(a) lists all material Contracts, oral or written (collectively, “Material Contracts”) to which the Company is a party and which are currently in effect and constitute the following:

(i)          all Contracts that require annual payments or expenses by, or annual payments or income to, the Company of $1,000,000 or more (other than standard purchase and sale orders entered into in the ordinary course of business consistent with past practice);

(ii)         all sales, advertising, agency, lobbying, broker, sales promotion, market research, marketing or similar contracts and agreements, in each case requiring the payment of any commissions by the Company in excess of $1,000,000 annually;

(iii)        all employment Contracts, employee leasing Contracts, and consultant and sales representatives Contracts with any current or former officer, director, employee or consultant of the Company or other Person, under which the Company (A) has continuing obligations for payment of annual compensation of at least $200,000 (other than oral arrangements for at-will employment), (B) has severance or post termination obligations to such Person (other than COBRA obligations), or (C) has an obligation to make a payment upon consummation of the transactions contemplated hereby or as a result of a change of control of the Company;

(iv)       all Contracts creating a joint venture, strategic alliance, limited liability company and partnership agreements to which the Company is a party;

(v)        all Contracts relating to any acquisitions or dispositions of assets by the Company where the Company is obligated to pay consideration in excess of $500,000;

(vi)       all Contracts for material licensing agreements, including Contracts licensing Intellectual Property Rights, other than “shrink wrap” licenses;

(vii)      all Contracts relating to secrecy, confidentiality and nondisclosure agreements restricting the conduct of the Company or substantially limiting the freedom of the Company to compete in any line of business or with any Person or in any geographic area;

(viii)     all Contracts relating to patents, trademarks, service marks, trade names, brands, copyrights, trade secrets and other Intellectual Property Rights of the Company;

(ix)        all Contracts providing for guarantees, indemnification arrangements and other hold harmless arrangements made or provided by the Company, including all ongoing agreements for repair, warranty, maintenance, service, indemnification or similar obligations;

(x)         all Contracts with or pertaining to the Company to which any 10% Stockholder is a party;

(xi)        all Contracts relating to property or assets (whether real or personal, tangible or intangible) in which the Company holds a leasehold interest (including the Leases) and which involve payments to the lessor thereunder in excess of $100,000 per month;

(xii)       all Contracts relating to outstanding Indebtedness, including financial instruments of indenture or security instruments (typically interest-bearing) such as notes, mortgages, loans and lines of credit;

(xiii)     any Contract relating to the voting or control of the equity interests of the Company or the election of directors of the Company (other than the Organizational Documents of the Company);

(xiv)      any Contract not cancellable by the Company with no more than 60 days’ notice if the effect of such cancellation would result in monetary penalty to the Company in excess of $500,000 per the terms of such contract;

(xv)      any Contract that can be terminated, or the provisions of which are altered, as a result of the consummation of the transactions contemplated by this Agreement or any of the Additional Agreements to which the Company is a party; and

(xvi)      any Contract for which any of the benefits, compensation or payments (or the vesting thereof) will be increased or accelerated by the consummation of the transactions contemplated hereby or the amount or value thereof will be calculated on the basis of any of the transactions contemplated by this Agreement.

(b)       Each Contract is a valid and binding agreement, and is in full force and effect, and neither the Company nor, to the Company’s best knowledge, any other party thereto, is in breach or default (whether with or without the passage of time or the giving of notice or both) under the terms of any such Material Contract. The Company has not assigned, delegated, or otherwise transferred any of its rights or obligations with respect to any Material Contracts, or granted any power of attorney with respect thereto or to any of the Company’s assets. No Contract (i) requires the Company to post a bond or deliver any other form of security or payment to secure its obligations thereunder or (ii) imposes any non-competition covenants that may be binding on, or restrict the Business or require any payments by or with respect to Purchaser or any of its Affiliates. The Company has, prior to the date hereof, provided to Purchaser true and correct (A) fully executed copies of each written Material Contract and (B) written summaries of each oral Material Contract.

(c)       None of the execution, delivery or performance by the Company of this Agreement or Additional Agreements to which the Company is a party or the consummation by the Company of the transactions contemplated hereby or thereby constitutes a default under or gives rise to any right of termination, cancellation or acceleration of any obligation of the Company or to a loss of any material benefit to which the Company is entitled under any provision of any Material Contract.

(d)       The Company is in material compliance with all covenants, including all financial covenants, in all notes, indentures, bonds and other instruments or agreements evidencing any Indebtedness, except where the failure would not result on a right to declare a default or breach by the third party to any note, indenture, bond or other instrument or agreement, or cause a Material Adverse Effect.

5.18        Insurance. Schedule 5.18 contains a true, complete and correct list (including the names and addresses of the insurers, the names of the Persons if other than the Company to whom such insurance policies have been issued, the expiration dates thereof, the annual premiums and payment terms thereof, whether it is a “claims made” or an “occurrence” policy and a brief identification of the nature of the policy) of all liability, property, workers’ compensation and other insurance policies currently in effect that insure the property, assets or business of the Company or its employees (other than self-obtained insurance policies by such employees). Each such insurance policy is valid and binding and in full force and effect, all premiums due thereunder have been paid and the Company has not received any notice of cancellation or termination in respect of any such policy or default thereunder. The Company believes such insurance policies, in light of the nature of the Company’s business, assets and properties, are in amounts and have coverage that are reasonable and customary for Persons engaged in such business and having such assets and properties. Neither the Company, nor, to the knowledge of the Company, the Person to whom such policy has been issued, has received notice that any insurer under any policy referred to in this Section 5.18 is denying liability with respect to a claim thereunder or defending under a reservation of rights clause. Within the last two (2) years the Company has not filed for any claims exceeding $1,000,000 against any of its insurance policies, exclusive of automobile and health insurance policies. The Company has not received written notice from any of its insurance carriers or brokers that any premiums will be materially increased in the future, and does not have any reason to believe that any insurance coverage listed on Schedule 5.18 will not be available in the future on substantially the same terms as now in effect.

5.19         Licenses and Permits. Schedule 5.19 correctly lists each license, franchise, permit, order or approval or other similar authorization affecting, or relating in any way to, the Business, together with the name of the Authority issuing the same (the “Permits”). Except as indicated on Schedule 5.19, such Permits are valid and in full force and effect, and none of the Permits will, assuming the related third party consents have been obtained or waived prior to the Closing Date, be terminated or impaired or become terminable as a result of the transactions contemplated hereby. The Company has all Permits necessary to operate the Business.

5.20         Compliance with Laws. The Company is not in violation of, has not violated, and to the Company’s best knowledge, is neither under investigation with respect to nor has been threatened to be charged with or given notice of any violation or alleged violation of, any Law, or judgment, order or decree entered by any court, arbitrator or Authority, domestic or foreign, other than where such violation would not have a Material Adverse Effect, nor, to the Company’s knowledge, except as disclosed on Schedule 5.20, is there any basis for any such charge, and within the last 24 months the Company has not received any subpoenas by any Authority.

(a)       Without limiting the foregoing paragraph, the Company is not in violation of, has not violated, and to the Company’s best knowledge is not under investigation with respect to nor has been threatened or charged with or given notice of any violation of any provisions of:

(i)          any Law applicable due to the specific nature of the Business;

(ii)         the Foreign Corrupt Practices Act of 1977 (§§ 78dd-1 et seq.), as amended (the “Foreign Corrupt Practices Act”);

(iii)        any comparable or similar Law of any jurisdiction; or

(iv)       any Law regulating or covering conduct in, or the nature of, the workplace, including regarding sexual harassment or, on any impermissible basis, a hostile work environment.

No permit, license or registration is required by the Company in the conduct of the Business under any of the Laws described in this Section 5.20.

5.21         Intellectual Property.

(a)          Schedule 5.21 sets forth a true, correct and complete list of all Intellectual Property Rights, specifying as to each, as applicable: (i) the nature of such Intellectual Property Right; (ii) the owner of such Intellectual Property Right; (iii) the jurisdictions by or in which such Intellectual Property Right has been issued or registered or in which an application for such issuance or registration has been filed; and (iv) all licenses, sublicenses and other agreements pursuant to which any Person is authorized to use such Intellectual Property Right.

(b)          Within the past two (2) years (or prior thereto if the same is still pending or subject to appeal or reinstatement) the Company has not been sued or charged in writing with or been a defendant in any Action that involves a claim of infringement of any Intellectual Property Rights, and the Company has no knowledge of any other claim of infringement by the Company, and no knowledge of any continuing infringement by any other Person of any Intellectual Property Rights of the Company.

(c)          The current use by the Company of the Intellectual Property Rights does not infringe, and the use by the Company of the Intellectual Property Rights after the closing will not infringe, the rights of any other Person. Any Intellectual Property Rights used by the Company in the performance of any services under any Contract is, and upon the performance of such Contract remains, owned by the Company and no client, customer or other third-party has any claim of ownership on the Intellectual Property Rights.

(d)          All employees, agents, consultants or contractors who have contributed to or participated in the creation or development of any copyrightable, patentable or trade secret material on behalf of the Company or any predecessor in interest thereto either: (i) is a party to a “work-for-hire” agreement under which the Company is deemed to be the original owner/author of all property rights therein; or (ii) has executed an assignment or an agreement to assign in favor of the Company (or such predecessor in interest, as applicable) all right, title and interest in such material.

(e)          None of the execution, delivery or performance by the Company of this Agreement or any of the Additional Agreements to which the Company is a party or the consummation by the Company of the transactions contemplated hereby or thereby will cause any material item of Intellectual Property Rights owned, licensed, used or held for use by the Company immediately prior to the Closing to not be owned, licensed or available for use by the Company on substantially the same terms and conditions immediately following the Closing.

(f)           The Company has taken reasonable measures to safeguard and maintain the confidentiality and value of all trade secrets and other items of Company Intellectual Property that are confidential and all other confidential information, data and materials licensed by the Company or otherwise used in the operation of the Business.

5.22         Customers and Suppliers.

(a)       Schedule 5.22(a) sets forth a list of the Company’s ten (10) largest customers and the ten (10) largest suppliers as measured by the dollar amount of purchases therefrom or thereby, for the Company’s December 31, 2017 and 2016 fiscal years, showing the approximate total sales by the Company to each such customer and the approximate total purchases by the Company from each such supplier, during each such period.

(b)       No supplier listed on Schedule 5.22(a) and, to the actual knowledge of the Company, no customer listed on Schedule 5.22(a), has (i) terminated its relationship with the Company, (ii) materially reduced its business with the Company or materially and adversely modified its relationship with the Company, (iii) notified the Company in writing of its intention to take any such action, or (iv) to the Knowledge of the Company, become insolvent or subject to bankruptcy proceedings.

5.23         Accounts Receivable and Payable; Loans.

(a)       All accounts receivable and notes of the Company reflected on the Financial Statements, and all accounts receivable and notes arising subsequent to the date thereof, represent valid obligations arising from services actually performed or goods actually sold by the Company in the ordinary course of business consistent with past practice. The accounts payable of the Company reflected on the Financial Statements, and all accounts payable arising subsequent to the date thereof, arose from bona fide transactions in the ordinary course consistent with past practice.

(b)       To the best of the Company’s knowledge, there is no contest, claim, or right of setoff in any agreement with any maker of an account receivable or note relating to the amount or validity of such account, receivables or note that could reasonably result in a Material Adverse Effect. To the best of the Company’s knowledge, all accounts, receivables or notes are good and collectible in the ordinary course of business.

(c)       The information set forth on Schedule 5.23(c) separately identifies any and all accounts, receivables or notes of the Company which are owed by any Affiliate of the Company. Except as set forth on Schedule 5.23(c), the Company is not indebted to any of its Affiliates and no Affiliates are indebted to the Company.

5.24         Pre-payments. The Company has not received any payments with respect to any services to be rendered or goods to be provided after the Closing except in the ordinary course of business.

5.25         Employees.

(a)       Schedule 5.25(a) sets forth a true, correct and complete list of the ten (10) highest paid employees and independent contractors of the Company as of December 31, 2017, including the name, department, title, employment or engagement commencement date, current salary or compensation rate for each such person and total compensation (including bonuses) paid to each such person for the fiscal year ended December 31, 2017. Unless indicated in such list, no salaried employee or independent contractor included in such list (i) is currently on leave, (ii) has given written notice of his or her intent to terminate his or her relationship with the Company, or (iii) has received written notice of such termination from the Company. To the actual knowledge of the Company, no salaried employee or independent contractor (but specifically excluding all account executives) of the Company that earned an aggregate amount of compensation in excess of $100,000 in the December 31, 2017 fiscal year intends to terminate his or her relationship with the Company within six (6) months following the Closing Date. Schedule 5.25(a) sets forth all proceedings, governmental investigations or administrative proceedings of any kind against the Company of which the Company has been notified regarding its employees or employment practices, or operations as they pertain to conditions of employment within two (2) years preceding the date of this Agreement.

(b)       The Company is not a party to or subject to any employment contract, consulting agreement, collective bargaining agreement, confidentiality agreement restricting the activities of the Company, non-competition agreement restricting the activities of the Company, or any similar agreement, and there is not presently, to the Company’s knowledge, any activity or proceeding by a labor union or representative thereof to organize any employees of the Company.

(c)          There are no pending or, to the knowledge of the Company, threatened claims or proceedings against the Company under any worker’s compensation policy or long-term disability policy.

(d)          Except as would not have a Material Adverse Effect, the Company has properly classified all of its employees as exempt or non-exempt.

5.26         Employment Matters.

(a)          Schedule 5.26(a) sets forth a true and complete list of every employment agreement, commission agreement, employee group or executive medical, life, or disability insurance plan, and each incentive, bonus, profit sharing, retirement, deferred compensation, equity, phantom stock, stock option, stock purchase, stock appreciation right or severance plan of the Company now in effect or under which the Company has or might have any obligation, or any understanding between the Company and any employee concerning the terms of such employee’s employment that does not apply to the Company’s employees generally (collectively, “Labor Agreements”). The Company has previously delivered to Purchaser true and complete copies of each such Labor Agreement, any employee handbook or policy statement of the Company, and complete and correct information concerning the Company’s employees, including with respect to the (i) name, residence address, and social security number; (ii) position; (iii) compensation; (iv) vacation and other fringe benefits; (v) claims under any benefit plan; and (vii) resident alien status (if applicable). Schedule 5.26(a) sets forth a true and complete list of the names, addresses and titles of the directors, officers and managers of the Company.

(b)          Except as disclosed on Schedule 5.26(b):

(i)         all employees of the Company are employees at will, and the employment of each employee by the Company may be terminated immediately by the Company, as applicable, without any cost or liability except severance in accordance with the Company’s standard severance practice as disclosed on Schedule 5.26(b);

(ii)         to the best knowledge of the Company, no employee of the Company has any plan to terminate his or her employment now or in the near future, whether as a result of the transactions contemplated hereby or otherwise;

(iii)       to the best knowledge of the Company, no employee of the Company, in the ordinary course of his or her duties, has breached or will breach any obligation to a former employer in respect of any covenant against competition or soliciting clients or employees or servicing clients or confidentiality or any proprietary right of such former employer; and

(iv)       the Company is not a party to any collective bargaining agreement, does not have any material labor relations problems, and there is no pending representation question or union organizing activity respecting employees of the Company.

(c)          The Company has complied in all material respects with all Labor Agreements and all applicable laws relating to employment or labor. There is no legal prohibition with respect to the permanent residence of any employee of the Company in the United States or his or her permanent employment by the Company. To its knowledge, no present or former employee, officer, director or manager of the Company has, or will have at the Closing Date, any claim against the Company for any matter including for wages, salary, or vacation or sick pay, or otherwise under any Labor Agreement. All accrued obligations of the Company applicable to its employees, whether arising by operation of Law, by Contract, by past custom or otherwise, for payments by the Company to any trust or other fund or to any Authority, with respect to unemployment or disability compensation benefits, social security benefits, under ERISA or otherwise, have been paid or adequate accruals therefor have been made.

5.27         Withholding. All material obligations of the Company applicable to its employees, whether arising by operation of Law, by contract, by past custom or otherwise, or attributable to payments by the Company to trusts or other funds or to any governmental agency, with respect to unemployment compensation benefits, social security benefits or any other benefits for its employees with respect to the employment of said employees through the date hereof have been paid or adequate accruals therefor have been made on the Financial Statements. All reasonably anticipated obligations of the Company with respect to such employees (except for those related to wages during the pay period immediately prior to the Closing Date and arising in the ordinary course of business), whether arising by operation of Law, by contract, by past custom, or otherwise, for salaries and holiday pay, bonuses and other forms of compensation payable to such employees in respect of the services rendered by any of them prior to the date hereof have been or will be paid by the Company prior to the Closing Date.

5.28         Employee Benefits and Compensation.

(a)          Schedule 5.28 sets forth a true and complete list of each “employee benefit plan” (as defined in Section 3(3) of ERISA), bonus, deferred compensation, equity-based or non-equity-based incentive, severance or other plan or written agreement relating to employee or director benefits or employee or director compensation or fringe benefits, maintained or contributed to by the Company at any time during the 7-calendar year period immediately preceding the date hereof and/or with respect to which the Company could incur or could have incurred any direct or indirect, fixed or contingent liability (each a “Plan” and collectively, the “Plans”). Each Plan is and has been maintained in substantial compliance with all applicable laws, including but not limited to ERISA, and has been administered and operated in all material respects in accordance with its terms.

(b)          Each Plan which is intended to be “qualified” within the meaning of Section 401(a) of the Code, has received a favorable determination letter from the Internal Revenue Service and, to the knowledge of the Company, no event has occurred and no condition exists which could reasonably be expected to result in the revocation of any such determination. No event which constitutes a “reportable event” (as defined in Section 4043(c) of ERISA) for which the 30-day notice requirement has not been waived by the Pension Benefit Guaranty Corporation (the “PBGC”) has occurred with respect to any Plan. No Plan subject to Title IV of ERISA has been terminated or is or has been the subject of termination proceedings pursuant to Title IV of ERISA. Full payment has been made of all amounts which the Company was required under the terms of the Plans to have paid as contributions to such Plans on or prior to the date hereof (excluding any amounts not yet due) and no Plan which is subject to Part 3 of Subtitle B of Title I of ERISA has incurred an “accumulated funding deficiency” (within the meaning of Section 302 of ERISA or Section 412 of the Code), whether or not waived.

(c)          Neither the Company nor to the knowledge of the Company, any other “disqualified person” or “party in interest” (as defined in Section 4975(e)(2) of the Code and Section 3(14) of ERISA, respectively), has engaged in any transaction in connection with any Plan that could reasonably be expected to result in the imposition of a penalty pursuant to Section 502(i) of ERISA, damages pursuant to Section 409 of ERISA or a tax pursuant to Section 4975(a) of the Code. The Company has not maintained any Plan (other than a Plan which is intended to be “qualified” within the meaning of Section 401(a) of the Code) which provides benefits with respect to current or former employees or directors following their termination of service with the Company (other than as required pursuant to COBRA). Each Plan subject to the requirements of COBRA has been operated in substantial compliance therewith.

(d)          No individual will accrue or receive additional benefits, service or accelerated rights to payment of benefits as a direct result of the transactions contemplated hereby. No material liability, claim, investigation, audit, action or litigation has been incurred, made, commenced or, to the knowledge of the Company, threatened, by or against any Plan or the Company with respect to any Plan (other than for benefits payable in the ordinary course and PBGC insurance premiums). No Plan or related trust owns any securities in violation of Section 407 of ERISA. With respect to each Plan which is an “employee pension benefit plan” (as defined in Section 3(2) of ERISA) as of the most recent actuarial valuation report prepared for each such Plan, the aggregate present value of the accrued liabilities thereof (determined in accordance with Statement of Financial Accounting Standards No. 35) did not exceed the aggregate fair market value of the assets allocable thereto.

(e)          No Plan is a “multiemployer plan” (as defined in Section 4001(a)(3) of ERISA) and the Company has not been obligated to contribute to any multiemployer plan. No material liability has been, or could reasonably be expected to be, incurred under Title IV of ERISA (other than for PBGC insurance premiums payable in the ordinary course) or Section 412(f) or (n) of the Code, by the Company or any entity required to be aggregated with the Company pursuant to Section 4001(b) of ERISA and/or Section 414 (b), (c), (m) or (o) of the Code with respect to any “employee pension benefit plan” (as defined in Section 3(2) of ERISA).

(f)           There is no unfunded non-tax-qualified Plan which provides a pension or retirement benefit.

(g)          The Company has not made any commitment to create or cause to exist any employee benefit plan which is not listed on Schedule 5.28, or to modify, change or terminate any Plan (other than as may be necessary for compliance with applicable law).

(h)          The Company does not have any plan, arrangement or agreement providing for “deferred compensation” that is subject to Section 409A(a) of the Code, or any plan, arrangement or agreement that is subject to Section 409A(b) of the Code.

(i)           With respect to each Plan, the Company has delivered or caused to be delivered to Purchaser and its counsel true and complete copies of the following documents, as applicable, for each respective Plan: (i) all Plan documents, with all amendments thereto; (ii) the current summary plan description with any applicable summaries of material modifications thereto as well as any other material employee or government communications; (iii) all current trust agreements and/or other documents establishing Plan funding arrangements; (iv) the most recent IRS determination letter and, if a request for such a letter has been filed and is currently pending with the IRS, a copy of such filing; (v) the three most recently prepared IRS Forms 5500; (vi) the three most recently prepared financial statements; and (vii) all material related contracts, including without limitation, insurance contracts, service provider agreements and investment management and investment advisory agreements.

5.29         Real Property.

(a)          Except as set forth on Schedule 5.29, the Company does not own, or otherwise have an interest in, any Real Property, including under any Real Property lease, sublease, space sharing, license or other occupancy agreement. The Company has good, valid and subsisting title to its respective leasehold estates in the offices described on Schedule 5.29, free and clear of all Liens. The Company has not breached or violated any local zoning ordinance, and no notice from any Person has been received by the Company or served upon the Company claiming any violation of any local zoning ordinance.

(b)          With respect to the Leases: (i) they are valid, binding and in full force and effect; (ii) all rents and additional rents and other sums, expenses and charges due thereunder have been paid; (iii) the lessees have been in peaceable possession since the commencement of the original term thereof; (iv) no waiver, indulgence or postponement of the lessees’ obligations thereunder have been granted by the lessors; (v) there exists no default or event of default thereunder by the Company or, to the Company’s knowledge, by any other party thereto; (vi) there exists no occurrence, condition or act which, with the giving of notice, the lapse of time or the happening of any further event or condition, would become a default or event of default by the Company thereunder; and (vii) there are no outstanding claims of breach or indemnification or notice of default or termination thereunder. The Company holds the leasehold estate on the Leases free and clear of all Liens, except for Liens of mortgagees of the Real Property in which such leasehold estate is located. The Real Property leased by the Company is in a state of maintenance and repair in all material respects adequate and suitable for the purposes for which it is presently being used, and there are no material repair or restoration works likely to be required in connection with any of the leased Real Property. The Company is in physical possession and actual and exclusive occupation of the whole of the leased properties, none of which are subleased or assigned to another Person. The Leases lease all useable square footage of the premises located at the leased Real Property locations. The Company does not owe any brokerage commission with respect to any Real Property.

5.30         Accounts. Schedule 5.30 sets forth a true, complete and correct list of the checking accounts, deposit accounts, safe deposit boxes, and brokerage, commodity and similar accounts of the Company, including the account number and name, the name of each depositary or financial institution and the address where such account is located and the authorized signatories thereto.

5.31         Tax Matters.

(a)          (i) The Company has duly and timely filed all Tax Returns which are required to be filed by or with respect to it, and has paid all Taxes which have become due; (ii) all such Tax Returns are true, correct and complete and accurate and disclose all Taxes required to be paid; (iii) all such Tax Returns have been examined by the relevant Taxing Authority or the period for assessment for Taxes in respect of such Tax Returns has expired; (iv) there is no Action, pending or proposed or, to the best knowledge of the Company, threatened, with respect to Taxes of the Company or for which a Lien may be imposed upon any of the Company’s assets and, to the best of the Company’s knowledge, no basis exists therefor; (v) no statute of limitations in respect of the assessment or collection of any Taxes of the Company for which a Lien may be imposed on any of the Company’s assets has been waived or extended, which waiver or extension is in effect; (vi) the Company has complied in all material respects with all applicable Laws relating to the reporting, payment, collection and withholding of Taxes and has duly and timely withheld or collected, paid over to the applicable Taxing Authority and reported all Taxes (including income, social, security and other payroll Taxes) required to be withheld or collected by the Company; (vii) the transactions contemplated hereby are not subject to withholding under Section 1445 of the Code; (viii) no stock transfer Tax, sales Tax, use Tax, real estate transfer Tax or other similar Tax will be imposed with respect to or as a result of any transaction contemplated by this Agreement; (ix) none of the assets of the Company is required to be treated as owned by another Person for income Tax purposes pursuant to Section 168(f)(8) of the Code (as in effect prior to its amendment by the Tax Reform Act of 1986) or otherwise; (x) none of the assets of the Company is “tax-exempt use property” within the meaning of Section 168(h) of the Code, “tax-exempt bond financed property” within the meaning of Section 168(g)(5) of the Code, or subject to a “TRAC lease” under Section 7701(h) of the Code (or any predecessor provision); (xi) there is no Lien for Taxes upon any of the assets of the Company; (xii) there is no outstanding request for a ruling from any Taxing Authority, request for a consent by a Taxing Authority for a change in a method of accounting, subpoena or request for information by any Taxing Authority, or closing agreement (within the meaning of Section 7121 of the Code or any analogous provision of applicable Law), with respect to the Company; (xiii) no claim has ever been made by a Taxing Authority in a jurisdiction where the Company has not paid any Tax or filed Tax Returns, asserting that the Company is or may be subject to Tax in such jurisdiction; (xiv) the Company has provided to Purchaser true, complete and correct copies of all Tax Returns relating to, and all audit reports and correspondence relating to each proposed adjustment, if any, made by any Taxing Authority with respect to, any taxable period ending after December 31, 2010; (xv) there is no outstanding power of attorney from the Company authorizing anyone to act on behalf of the Company in connection with any Tax, Tax Return or Action relating to any Tax or Tax Return of the Company; (xvi) the Company is not, and has ever been, a party to any Tax sharing or Tax allocation Contract; (xvii) the Company is and has never been included in any consolidated, combined or unitary Tax Return; (xviii) to the knowledge of the Company, no issue has been raised by a Taxing Authority in any prior Action relating to the Company with respect to any Tax for any period which, by application of the same or similar principles, could reasonably be expected to result in a proposed Tax deficiency of the Company for any other period; (xix) the Company has not requested any extension of time within which to file any Tax Return, which Tax Return has since not been filed; (xx) the Company is not a party to any Contract for services that would result, individually or in the aggregate, in the payment of any amount that would not be deductible by the Company by reason of Section 162 or 404 of the Code; (xxi) the Company is not a party to a Contract that requires or would upon the occurrence of certain events require the Company to make a payment which would not be fully deductible under Section 280G of the Code without regard to whether such payment is reasonable compensation for services rendered and without regard to any exception that requires future action by any Person; (xxii) the Company is not a “consenting corporation” within the meaning of Section 341(f) of the Code (as in effect prior to the repeal of such provision); (xxiii) the Company has never made or been required to make an election under Section 336 or 338 of the Code; (xxiv) during the last two years, the Company has not engaged in any exchange under which gain realized on the exchange was not recognized under Section 1031 of the Code; (xxv) the Company was not a “distributing corporation” or a “controlled corporation” under Section 355 of the Code in any transaction within the last two years or pursuant to a plan or series of related transactions (within the meaning of Section 355(e) of the Code) with any transaction contemplated by this Agreement; (xxvi) the Company is not, and has never been, a “personal holding company” (within the meaning of Section 542 of the Code), a stockholder in a “controlled foreign corporation” (within the meaning of Section 957 of the Code), a “foreign personal holding company” (within the meaning of Section 552 of the Code as in effect prior to the repeal of such section), or a “passive foreign investment company” (within the meaning of Section 1297 of the Code), or, an owner in any entity treated as a partnership or disregarded entity for U.S. federal income tax purposes; (xxvii) none of the outstanding indebtedness of the Company constitutes indebtedness to which any interest deduction may be limited or disallowed under Section 163(i), (j) or (l), 265 or 279 of the Code (or any comparable provision of applicable Law); (xxviii) the Company is not and has not been a “United States real property holding corporation” (within the meaning of Code Section 897(c)(2)) at any time during the period specified in Section 897(c)(l)(A)(ii) of the Code; (xxix) the Company is not and has not been treated as a foreign corporation for U.S. federal income tax purposes, and (xxx) the Company is not an “investment company” for purposes of Sections 351(e) or 368 of the Code and the Treasury Regulations promulgated thereunder.

(b)          The Company has not entered into a “reportable transaction” (within the meaning of Section 6707A of the Code or Treasury Regulations §1.6011-4 or any predecessor thereof) and has not participated in any “nondisclosed noneconomic substance transaction” within the meaning of Section 6662(i)(2) of the Code. In the case of any transaction that could result in a “substantial understatement of income tax” (within the meaning of Section 6662(d) of the Code) of the Company if the claimed Tax treatment were disallowed, the Company has “substantial authority” (within the meaning of Section 6662(d) of the Code) for the claimed treatment, or in the case of a transaction other than a “tax shelter” (within the meaning of Section 6662(d)(2)(C)(ii) of the Code), has “adequately disclosed” (within the meaning of Section 6662(d) of the Code) on its applicable income Tax Return the relevant facts affecting the Tax treatment and there is a reasonable basis for such Tax treatment. The Company has not been a party to a transaction that does not have economic substance within the meaning of Section 7701(a) of the Code or that fails to meet the requirements of any similar rule of law as used in Section 6662(b)(6) of the Code.

(c)          The Company is not required to include any adjustment under Section 481 or 482 of the Code (or any corresponding provision of applicable Law) in income for any period ending after the Balance Sheet Date. The Company will not be required to include any item of income or exclude any item of deduction for any taxable period ending after the Closing Date as a result of: (i) any intercompany transaction or excess loss account described in Treasury Regulations under Section 1502 of the Code (or any corresponding provision of applicable Law); (ii) an election under Section 108(i) of the Code; or (iii) use of an installment sale, open transaction, income forecast or completed contract method of accounting with respect to any transaction that occurred on or before the Closing Date.

(d)          The unpaid Taxes of the Company (i) did not, as of the most recent fiscal month end, exceed the reserve for Tax liability (rather than any reserve for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the Balance Sheet and (ii) will not exceed that reserve as adjusted for the passage of time through the Closing Date in accordance with the past custom and practice of the Company in filing its Tax Return.

(e)          The Stockholders acknowledge that following the Closing, any FIRPTA Certificate or IRS Forms W-9 or applicable W-8 delivered to Purchaser pursuant to Section 10.2(p) will be retained by Purchaser, and will be made available to the Taxing Authorities upon request.

5.32         Environmental Laws.

(a)          The Company has not (i) received any written notice of any alleged claim, violation of or liability under any Environmental Law which has not heretofore been cured or for which there is any remaining liability; (ii) disposed of, emitted, discharged, handled, stored, transported, used or released any Hazardous Materials, arranged for the disposal, discharge, storage or release of any Hazardous Materials, or exposed any employee or other individual to any Hazardous Materials so as to give rise to any liability or corrective or remedial obligation under any Environmental Laws; or (iii) entered into any agreement that may require it to guarantee, reimburse, pledge, defend, hold harmless or indemnify any other Person with respect to liabilities arising out of Environmental Laws or the Hazardous Materials Activities of the Company, except in each case as would not, individually or in the aggregate, have a Material Adverse Effect.

(b)         The Company has delivered to Purchaser all material records in its possession concerning the Hazardous Materials Activities of the Company and all environmental audits and environmental assessments in the possession or control of the Company of any facility currently owned, leased or used by the Company which identifies the potential for any violations of Environmental Law or the presence of Hazardous Materials on any property currently owned, leased or used by the Company.

(c)          There are no Hazardous Materials in, on, or under any properties owned, leased or used at any time by the Company such as could give rise to any material liability or corrective or remedial obligation of the Company under any Environmental Laws.

5.33         Finders’ Fees. There is no investment banker, broker, finder or other intermediary which has been retained by or is authorized to act on behalf of the Company or any of Affiliates who might be entitled to any fee or commission from Purchaser or any of its Affiliates (including the Company following the Closing) upon consummation of the transactions contemplated by this Agreement.

5.34         Powers of Attorney and Suretyships. The Company does not have any general or special powers of attorney outstanding (whether as grantor or grantee thereof) or any obligation or liability (whether actual, accrued, accruing, contingent, or otherwise) as guarantor, surety, co-signer, endorser, co-maker, indemnitor or otherwise in respect of the obligation of any Person.

5.35         Directors and Officers. Schedule 5.35 sets forth a true, correct and complete list of all directors and officers of the Company.

5.36         Other Information. Neither this Agreement nor any of the documents or other information made available to Purchaser or its Affiliates, attorneys, accountants, agents or representatives pursuant hereto or in connection with Purchaser’s due diligence review of the Business, the Company Capital Stock, the Company’s assets or the transactions contemplated by this Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements contained therein not misleading. The Company has provided Purchaser with all requested material information regarding the Business.

5.37         Certain Business Practices. Neither the Company, nor any director, officer, agent or employee of the Company (in their capacities as such) has (i) used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees, to foreign or domestic political parties or campaigns or violated any provision of the Foreign Corrupt Practices Act of 1977 or (iii) made any other unlawful payment. Neither the Company, nor any director, officer, agent or employee of the Company (nor any Person acting on behalf of any of the foregoing, but solely in his or her capacity as a director, officer, employee or agent of the Company) has, since December 30, 2014, directly or indirectly, given or agreed to give any gift or similar benefit in any material amount to any customer, supplier, governmental employee or other Person who is or may be in a position to help or hinder the Company or assist the Company in connection with any actual or proposed transaction, which, if not given could reasonably be expected to have had a Material Adverse Effect on the Company, or which, if not continued in the future, could reasonably be expected to adversely affect the business or prospects of the Company or that could reasonably be expected to subject the Company to suit or penalty in any private or governmental litigation or proceeding.

5.38         Money Laundering Laws. The operations of the Company are and have been conducted at all times in compliance with laundering statutes in all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental authority (collectively, the “Money Laundering Laws”), and no Action involving the Company with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

5.39         OFAC. Neither the Company, nor any director or officer of the Company (nor, to the knowledge of the Company, any agent, employee, affiliate or Person acting on behalf of the Company) is currently identified on the specially designated nationals or other blocked person list or otherwise currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company has not, directly or indirectly, used any funds, or loaned, contributed or otherwise made available such funds to any subsidiary, joint venture partner or other Person, in connection with any sales or operations in Cuba, Iran, Syria, Sudan, Myanmar or any other country sanctioned by OFAC or for the purpose of financing the activities of any Person currently subject to, or otherwise in violation of, any U.S. sanctions administered by OFAC in the last five (5) fiscal years.

5.40         Not an Investment Company. The Company is not an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

5.41         Unanimous Approval. The Stockholders have unanimously approved this Agreement and the transactions contemplated hereby. Accordingly, there are no Dissenting Shares.

ARTICLE VI
REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

Parent and Merger Sub (the “Purchaser Parties”), jointly and severally, hereby represent and warrant to the Company that, as of the date hereof and except as otherwise stated, as of the Closing, except as set forth in the Parent SEC Documents:

6.1           Corporate Existence and Power. Parent is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Merger Sub is a company duly organized, validly existing and in good standing under the laws of the State of Delaware. Each of the Purchaser Parties has all power and authority, corporate and otherwise, and all governmental licenses, franchises, Permits, authorizations, consents and approvals required to own and operate its properties and assets and to carry on its business as presently conducted and as proposed to be conducted. None of the Purchaser Parties has entered into any definitive agreements with respect to any merger, consolidation, sale of all or substantially all of its assets, reorganization, recapitalization, dissolution or liquidation.

6.2           Corporate Authorization. The execution, delivery and performance by the Purchaser Parties of this Agreement and the Additional Agreements and the consummation by the Purchaser Parties of the transactions contemplated hereby and thereby are within the corporate powers of the Purchaser Parties and have been duly authorized by all necessary corporate action on the part of the Purchaser Parties, including each of the Purchaser Parties’ board of directors and shareholders (excluding the Parent’s) to the extent required by the their organizational documents, applicable Law or any contract to which the Company or any of its shareholders is a party or by which or its securities are bound. This Agreement has been duly executed and delivered by each Purchaser Party and it constitutes, and upon their execution and delivery, the Additional Agreements will constitute, a valid and legally binding agreement of each Purchaser Party, enforceable against them in accordance with its terms.

6.3           Governmental Authorization. Other than as required under North Carolina Law or Delaware Law, or as otherwise set forth on Schedule 6.3, neither the execution, delivery nor performance of this Agreement requires any consent, approval, license or other action by or in respect of, or registration, declaration or filing with any Authority.

6.4           Non-Contravention. The execution, delivery and performance by the Purchaser Parties of this Agreement do not and will not, (i) provided that holders of fewer than the number of Parent Common Stock specified in the Parent’s organizational documents exercise their redemption rights with respect to such transaction, contravene or conflict with the organizational or constitutive documents of Parent, or (ii) contravene or conflict with or constitute a violation of any provision of any Law, judgment, injunction, order, writ, or decree binding upon the Purchaser Parties.

6.5          Finders’ Fees. Except for the Deferred Underwriting Amount, there is no investment banker, broker, finder or other intermediary which has been retained by or is authorized to act on behalf of any Purchaser Party or its Affiliates who might be entitled to any fee or commission from the Company or any of its Affiliates upon consummation of the transactions contemplated by this Agreement or any of the Additional Agreements.

6.6           Issuance of Shares. The Closing Payment Shares, when issued in accordance with this Agreement, will be duly authorized and validly issued, and will be fully paid and nonassessable.

6.7           Capitalization.

(a)          The authorized share capital of Parent consists of 30,000,000 shares of Parent Common Stock, and 1,000,000 preferred shares, par value $0.0001 per share, of which 5,872,497 Parent Common Stock are issued and outstanding as of the date hereof and 0 preferred shares are issued and outstanding. 275,000 shares of Parent Common Stock are reserved for issuance upon the exercise of the Parent Units underlying the Parent UPO and 476,625 shares of Parent Common Stock are reserved for issuance upon the exercise of the Parent Rights. All outstanding Parent Common Stock are duly authorized, validly issued, fully paid and nonassessable and not subject to or issued in violation of any purchase option, right of first refusal, preemptive right, subscription right or any similar right under any provision of Delaware Law, the Parent’s organizational documents or any contract to which Parent is a party or by which Parent is bound. Except as set forth in the Parent’s organizational documents and the Parent SEC Documents, there are no outstanding contractual obligations of Parent to repurchase, redeem or otherwise acquire any Parent Common Stock or any capital equity of Parent. There are no outstanding contractual obligations of Parent to provide funds to, or make any investment (in the form of a loan, capital contribution or otherwise) in, any other Person.

(b)          The authorized capital stock of Merger Sub consists of 1,000 shares of common stock, par value $0.001 per share (“Merger Sub Common Stock”) of which 100 shares of Merger Sub Common Stock are issued and outstanding as of the date hereof. No other shares of capital stock or other voting securities of Merger Sub are issued, reserved for issuance or outstanding. All issued and outstanding shares of Merger Sub Common Stock are duly authorized, validly issued, fully paid and nonassessable and not subject to or issued in violation of any purchase option, right of first refusal, preemptive right, subscription right or any similar right under any provision of Delaware Law, the Merger Sub’s organizational documents or any contract to which Merger Sub is a party or by which Merger Sub is bound. Except as set forth in the Merger Sub’s organizational documents, there are no outstanding contractual obligations of Merger Sub to repurchase, redeem or otherwise acquire any shares of Merger Sub Common Stock or any capital equity of Merger Sub. There are no outstanding contractual obligations of Merger Sub to provide funds to, or make any investment (in the form of a loan, capital contribution or otherwise) in, any other Person.

6.8           Information Supplied. None of the information supplied or to be supplied by any Purchaser Party expressly for inclusion or incorporation by reference in the filings with the SEC and mailings to Parent’s stockholders with respect to the solicitation of proxies to approve the transactions contemplated by this Agreement will, at the date of filing and/ or mailing, as the case may be, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading (subject to the qualifications and limitations set forth in the materials provided by Parent or that is included in the Parent SEC Documents).

6.9           Trust Fund. As of the date of this Agreement, Purchaser has at least $45,135,000 in the trust fund established by Parent for the benefit of its public stockholders (the “Trust Fund”) in a trust account at JP Morgan Chase & Co. (the “Trust Account”), and such monies are invested in “government securities” (as such term is defined in the Investment Company Act of 1940, as amended) and held in trust by American Stock Transfer & Trust Company, LLC (the “Trustee”) pursuant to the Investment Management Trust Agreement, dated as of August 8, 2017, between the Parent and the Trustee (the “Trust Agreement”).

6.10         Listing. The Parent Units are listed on the NASDAQ Capital Market, with trading tickets ATACU, ATAC and ATACR.

6.11         Board Approval. Each of the Parent Board, Purchaser Board and Merger Sub Board (including any required committee or subgroup of such boards) has, as of the date of this Agreement, unanimously (i) declared the advisability of the transactions contemplated by this Agreement, (ii) determined that the transactions contemplated hereby are in the best interests of the stockholders of Parent, Purchaser and Merger Sub, as applicable, and (iii) determined that the transactions contemplated hereby constitutes an “Acquisition Transaction” as such term is defined in Purchaser’s amended and restated articles of incorporation and bylaws.

6.12        Parent SEC Documents and Purchaser Financial Statements. Parent has filed all forms, reports, schedules, statements and other documents, including any exhibits thereto, required to be filed or furnished by Parent with the SEC since Parent’s formation under the Exchange Act or the Securities Act, together with any amendments, restatements or supplements thereto, and will file all such forms, reports, schedules, statements and other documents required to be filed subsequent to the date of this Agreement (the “Additional Parent SEC Documents”). Parent has made available to the Company copies in the form filed with the SEC of all of the following, except to the extent available in full without redaction on the SEC’s website through EDGAR for at least two (2) days prior to the date of this Agreement: (i) Parent’s Annual Reports on Form 10-K for each fiscal year of Parent beginning with the first year Parent was required to file such a form, (ii) all proxy statements relating to Parent’s meetings of stockholders (whether annual or special) held, and all information statements relating to stockholder consents, since the beginning of the first fiscal year referred to in clause (i) above, (iii) its Quarterly Reports on Form 10-Q filed since the beginning of the first fiscal year referred to in clause (i) above, (iv) its Current Reports on Form 8-K filed since the beginning of the first fiscal year referred to in clause (i) above, and (v) all other forms, reports, registration statements and other documents (other than preliminary materials if the corresponding definitive materials have been provided to the Company pursuant to this Section 6.12) filed by Parent with the SEC since Parent’s formation (the forms, reports, registration statements and other documents referred to in clauses (i), (ii), (iii), (iv) and (v) above, whether or not available through EDGAR, are, collectively, the (“Parent SEC Documents”). The Parent SEC Documents were, and the Additional Parent SEC Documents will be, prepared in all material respects in accordance with the requirements of the Securities Act, the Exchange Act, and the Sarbanes-Oxley Act, as the case may be, and the rules and regulations thereunder. The Parent SEC Documents did not, and the Additional Parent SEC Documents will not, at the time they were or are filed, as the case may be, with the SEC (except to the extent that information contained in any Parent SEC Document or Additional Parent SEC Document has been or is revised or superseded by a later filed Parent SEC Document or Additional Parent SEC Document, then on the date of such filing) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. As used in this Section 6.12, the term “file” shall be broadly construed to include any manner in which a document or information is furnished, supplied or otherwise made available to the SEC.

6.13        Money Laundering Laws. The operations of the Parent are and have been conducted at all times in compliance with the Money Laundering Laws, and no Action involving the Parent with respect to the Money Laundering Laws is pending or, to the knowledge of the Parent, threatened.

6.14         OFAC. Neither the Parent, nor any director or officer of the Company (nor, to the knowledge of the Parent, any agent, employee, affiliate or Person acting on behalf of the Parent) is currently identified on the specially designated nationals or other blocked person list or otherwise currently subject to any U.S. sanctions administered by the OFAC; and the Parent has not, directly or indirectly, used any funds, or loaned, contributed or otherwise made available such funds to any subsidiary, joint venture partner or other Person, in connection with any sales or operations in Cuba, Iran, Syria, Sudan, Myanmar or any other country sanctioned by OFAC or for the purpose of financing the activities of any Person currently subject to, or otherwise in violation of, any U.S. sanctions administered by OFAC in the last five (5) fiscal years.

6.16         Litigation. There is no Action (or any basis therefore) pending against, or to the best knowledge of the Parent threatened against or affecting, the Parent, any of its officers or directors, the business of the Parent, or any Parent Securities or any of the Parent’s assets or any material contract of the Parent before any court, Authority or official or which in any manner challenges or seeks to prevent, enjoin, alter or delay the transactions contemplated hereby or by the Additional Agreements. There are no outstanding judgments against the Parent. The Parent is not, and has not been in the past five (5) years, subject to any proceeding with any Authority.

ARTICLE VII
COVENANTS OF THE COMPANY PENDING CLOSING

The Company and the Stockholders covenant and agree that:

7.1          Conduct of the Business. (a) From the date hereof through the Closing Date, the Company shall conduct the Business only in the ordinary course, (including the payment of accounts payable and the collection of accounts receivable), consistent with past practices, and shall not enter into any material transactions without the prior written consent of Purchaser, and shall use its best efforts to preserve intact its business relationships with employees, clients, suppliers and other third parties. Without limiting the generality of the foregoing, from the date hereof until and including the Closing Date, other than as contemplated by the HF Internal Reorganization, without Purchaser’s prior written consent (which shall not be unreasonably withheld), the Company shall not:

(i)         amend, modify or supplement its articles of incorporation and bylaws or other organizational or governing documents;

(ii)        amend, waive any provision of, terminate prior to its scheduled expiration date, or otherwise compromise in any way, any Contract (including Contracts described in Section 7.1(a)(iii)) below), or any other right or asset of the Company;

(iii)       modify, amend or enter into any contract, agreement, lease, license or commitment, which (A) is with respect to Real Property, (B) extends for a term of one year or more or (C) obligates the payment of more than $750,000 (individually or in the aggregate);

(iv)       make any capital expenditures in excess of $2,000,000 (individually or in the aggregate);

(v)       sell, lease, license or otherwise dispose of any of the Company’s assets or assets covered by any Contract except (i) pursuant to existing contracts or commitments disclosed herein, (ii) sales of Inventory in the ordinary course consistent with past practice or (iii) do not or would not involve assets with a value of more than $1,000,000 (individually or in the aggregate);

(vi)       accept returns of products sold from Inventory except in the ordinary course, consistent with past practice;

(vii)      except as provided in Schedule 7.1(vii), pay, declare or promise to pay any dividends or other distributions with respect to its capital stock, or pay, declare or promise to pay any other payments to any stockholder of the Company (other than, in the case of any stockholder that is an employee of the Company, payments of salary accrued in said period at the current salary rate set forth on Schedule 5.25(a)) or any Affiliate of the Company;

(viii)    authorize any salary increase of more than 10% for any employee of the Company making an annual salary equal to or greater than $200,000 or in excess of $500,000 in the aggregate on an annual basis or change the bonus or profit sharing policies of the Company;

(ix)       obtain or incur any loan or other Indebtedness;

(x)        suffer or incur any Lien, except for Permitted Liens, on the Company’s assets;

(xi)       suffer any damage, destruction or loss of property related to any of the Company’s assets, whether or not covered by insurance which would result in damages or loss in excess of $500,000 for any singular event;

(xii)      delay, accelerate or cancel any receivables or Indebtedness owed to the Company or write off or make further reserves against the same;

(xiii)     merge or consolidate with or acquire any other Person or be acquired by any other Person;

(xiv)     suffer any insurance policy protecting any of the Company’s assets to lapse;

(xv)      amend any of its plans set forth in Section 5.28(a) or fail to continue to make timely contributions thereto in accordance with the terms thereof;

(xvi)     make any change in its accounting principles or methods or write down the value of any Inventory or assets;

(xvii)    change the place of business or jurisdiction of organization of the Company;

(xviii)   extend any loans other than travel or other expense advances to employees in the ordinary course of business not to exceed $1,000 individually or $10,000 in the aggregate;

(xix)      issue, redeem or repurchase any capital stock, membership interests or other securities, or issue any securities exchangeable for or convertible into any shares of its capital stock;

(xx)       effect or agree to any change in any practices or terms, including payment terms, with respect to customers or suppliers;

(xxi)      make or change any material Tax election or change any annual Tax accounting periods; or

(xxii)     agree to do any of the foregoing.

(b)          The Company shall not (i) take or agree to take any action that might make any representation or warranty of the Company inaccurate or misleading in any respect at, or as of any time prior to, the Closing Date or (ii) omit to take, or agree to omit to take, any action necessary to prevent any such representation or warranty from being inaccurate or misleading in any respect at any such time.

7.2           Access to Information.

(a)          From the date hereof until and including the Closing Date, the Company shall, to the best of its ability, (a) continue to give the Parent, its legal counsel and other representatives full access to the offices, properties and Books and Records, (b) furnish to the Parent, its legal counsel and other representatives such information relating to the Business as such Persons may request and (c) cause the employees, legal counsel, accountants and representatives of the Company to cooperate with Parent in its investigation of the Business; provided that no investigation pursuant to this Section (or any investigation prior to the date hereof) shall affect any representation or warranty given by the Company and, provided further, that any investigation pursuant to this Section shall be conducted in such manner as not to interfere unreasonably with the conduct of the Business of the Company.

(b)          If requested by the Purchaser, the Company shall arrange for representatives of Purchaser to meet with or speak to the representatives of the ten (10) largest suppliers of the Company.

7.3           Notices of Certain Events. The Company shall promptly notify Purchaser of:

(a)          any notice or other communication from any Person alleging or raising the possibility that the consent of such Person is or may be required in connection with the transactions contemplated by this Agreement or that the transactions contemplated by this Agreement might give rise to any Action or other rights by or on behalf of such Person or result in the loss of any rights or privileges of the Company (or Purchaser, post-Closing) to any such Person or create any Lien on any Company Capital Stock or any of the Company’s assets;

(b)          any notice or other communication from any Authority in connection with the transactions contemplated by this Agreement or the Additional Agreements;

(c)          any Actions commenced or threatened against, relating to or involving or otherwise affecting the Company, any stockholder of the Company, Company Capital Stock or the Company’s assets or the Business or that relate to the consummation of the transactions contemplated by this Agreement or the Additional Agreements;

(d)         the occurrence of any fact or circumstance which constitutes or results, or might reasonably be expected to constitute or result, in a Material Adverse Change; and

(e)          the occurrence of any fact or circumstance which results, or might reasonably be expected to result, in any representation made hereunder by the Company to be false or misleading in any respect or to omit or fail to state a material fact.

7.4           Annual and Interim Financial Statements. As promptly as practicable following the execution of this Agreement, the Company shall provide the Parent with audited consolidated financial statements of the Company and each of its Subsidiaries for at least its two most recent fiscal years (“Audited Financial Statements”). Thereafter, the Company shall provide the Parent with consolidated interim financial information of the Company and each of its Subsidiaries no later than forty-five (45) calendar days following the end of each three-month quarterly period. If the Company does not deliver the Audited Financial Statements and quarterly financial statements for each three-month quarterly period as required by this Section 7.4, the Parent shall have the right to terminate this Agreement in accordance with Section 13.2(a) hereof. The Audited Financial Statements and the quarterly financial statements shall be accompanied by a certificate of the Chief Financial Officer of the Company to the effect that all such financial statements fairly present the financial position and results of operations of the Company as of the date or for the periods indicated, in accordance with U.S. GAAP, except as otherwise indicated in such statements and subject to year-end audit adjustments. Such certificate shall also state that except as noted, from the balance sheet date through the end of the previous quarterly period there has been no Material Adverse Effect.

7.5           SEC Filings.

(a)          The Company acknowledges that:

(i)         the Parent’s stockholders must approve the transactions contemplated by this Agreement prior to the transactions contemplated hereby being consummated and that, in connection with such approval, the Parent must call a special meeting of its stockholders requiring Parent to prepare and file with the SEC a proxy statement and proxy card (the “Proxy Statement”), which will be included in the Registration Statement;

(ii)         the Parent will be required to file Quarterly and Annual reports that may be required to contain information about the transactions contemplated by this Agreement; and

(iii)        the Parent will be required to file Current Reports on Form 8-K to announce the transactions contemplated hereby and other significant events that may occur in connection with such transactions.

(b)          In connection with any filing the Parent makes with the SEC that requires information about the transactions contemplated by this Agreement to be included, the Company will, and will use its best efforts to cause its Affiliates, in connection with the disclosure included in any such filing or the responses provided to the SEC in connection with the SEC’s comments to a filing, to use their best efforts to (i) cooperate with the Parent, (ii) respond to questions about the Company required in any filing or requested by the SEC in a timely fashion, and (iii) promptly provide any information requested by Parent or Parent’s representatives in connection with any filing with the SEC.

7.6           Financial Information. The Company will promptly provide additional financial information requested by the Parent for inclusion in any filings to be made by the Parent with the SEC. If requested by the Parent, such information must be reviewed or audited by the Company’s auditors.

7.7           Trust Account. The Company acknowledges that the Parent shall make appropriate arrangements to cause the funds in the Trust Account to be disbursed in accordance with the Trust Agreement and for the payment of (i) all amounts payable to stockholders of Parent holding Parent Common Stock who shall have validly redeemed their Parent Common Stock upon acceptance by the Parent of such Parent Common Stock, (ii) the expenses owed to third parties in an amount not to exceed $500,000, (iii) the Deferred Underwriting Amount to the underwriter in the IPO and (iv) the remaining monies in the Trust Account to Parent.

7.8           Employees of the Company and the Manager. Schedule 7.8 lists those employees designated by the Company as key personnel of the Company (the “Key Personnel”). The Key Personnel shall, as a condition to their continued employment with the Company, execute and deliver to the Company non-solicitation, non-service and confidentiality agreements in form and substance satisfactory to Purchaser (the “Confidentiality and Non-Solicitation Agreements”).

7.9           Application for Permits. The Company shall apply for all Permits listed on Schedule 5.19 as not being valid and in full force and effect (the “Outstanding Permits”), and shall use its best efforts to obtain each Outstanding Permit and ensure that the same are valid and in full force and effect as promptly as practicable hereafter, but in any event no later than the Closing Date.

ARTICLE VIII
COVENANTS OF THE COMPANY AND PURCHASER

The Company and the Purchaser acknowledge and agree that:

8.1           Reporting and Compliance with Laws. From the date hereof through the Closing Date, the Company shall duly and timely file all Tax Returns required to be filed with the applicable Taxing Authorities, pay any and all Taxes required by any Taxing Authority and duly observe and conform in all material respects, to all applicable Laws and Orders.

8.2           Best Efforts to Obtain Consents. The Company shall use its best efforts to obtain each third party consent required under this Agreement as promptly as practicable hereafter.

8.3           Proxy Statement. The Parent shall use its commercially reasonable efforts to file the Proxy Statement and other SEC filings in accordance with the terms of Section 7.5(a) hereof, including such information as is required under the Exchange Act and the rules and regulations of the Securities and Exchange Commission to obtain its shareholder approval for the Merger and the Parent Stock Compensation Plan.

8.4           Registration Rights Agreement. Subject to the letter agreement referred to in Section 10.3(b), the Company agrees to comply with all of the terms of the Registration Rights Agreement dated August 8, 2017 between the Parent and the parties named therein.

ARTICLE IX
COVENANTS OF ALL PARTIES HERETO

The parties hereto covenant and agree that:

9.1           Best Efforts; Further Assurances. Subject to the terms and conditions of this Agreement, each party shall use its best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary or desirable under applicable Laws, and in the case of the Company, as reasonably requested by Purchaser, to consummate and implement expeditiously each of the transactions contemplated by this Agreement. The parties hereto shall execute and deliver, or cause to be executed and delivered, such other documents, certificates, agreements and other writings and take such other actions as may be necessary or desirable in order to consummate or implement expeditiously each of the transactions contemplated by this Agreement.

9.2           Tax Matters.

(a)          The Stockholders’ Representative shall prepare (or cause to be prepared) and file (or cause to be filed) on a timely basis (taking into account valid extensions of time to file) all Tax Returns of the Company required to be filed by the Company after the Closing Date for taxable periods ending on or before the Closing Date. Such Tax Returns shall be true, correct and complete, shall be prepared on a basis consistent with the similar Tax Returns for the immediately preceding taxable period, and shall not make, amend, revoke or terminate any Tax election or change any accounting practice or procedure without the prior written consent of the Purchaser. The cost of preparing such Tax Returns shall be borne by the Company. The Stockholders’ Representative shall give a copy of each such Tax Return to the Purchaser with sufficient time prior to filing for its review and comment. The Stockholders’ Representative (prior to the Closing) and the Purchaser (following the Closing) shall cause the Company to cooperate in connection with the preparation and filing of such Tax Returns, to timely pay the Tax shown to be due thereon, and to furnish the Purchaser proof of such payment.

(b)          Purchaser shall prepare (or cause to be prepared) and file (or cause to be filed) on a timely basis (taking into account valid extensions of time to file) all Tax Returns of the Company for taxable periods ending after the Closing Date. Any such Tax Returns for a period that includes the Closing Date shall be true, correct and complete in all material respects, shall be prepared on a basis consistent with the similar Tax Returns for the immediately preceding taxable period, and shall not make, amend, revoke or terminate and tax election or change any accounting practice or procedure without the prior consent of the Stockholders’ Representative, which consent shall not unreasonably be withheld, delayed or conditioned.

(c)          Following the Closing, the Stockholders’ Representative may amend any Tax Return of the Company for any taxable period ending on or before the Closing with the consent of Purchaser, which consent shall not unreasonably be withheld, delayed or conditioned. Purchaser shall cause the Company to cooperate with the Stockholders’ Representative in connection with the preparation and filing of such amended Tax Returns and any Tax proceeding in connection therewith. The cost of preparing and filing such amended Tax Returns or participating in any such Tax proceeding shall be borne by the Company.

(d)          Following the Closing, the Purchaser may amend any Tax Return of the Company for any taxable period ending on or before the Closing to correct any errors, with the consent of the Stockholders’ Representative, which consent shall not unreasonably be withheld, delayed or conditioned. The cost of preparing and filing such amended Tax Returns shall be borne by the Company.

(e)          Purchaser shall retain (or cause the Company to retain) all Books and Records with respect to Tax matters of the Company for Pre-Closing Periods for at least seven (7) years following the Closing Date and shall abide by all record retention agreements entered into by or with respect to the Company with any Taxing Authority.

9.3           Settlement of Purchaser Liabilities. Concurrently with the Closing, all outstanding liabilities of the Purchaser, as set forth on Schedule 9.3, shall be settled and paid in full, including reimbursement of out-of-pocket expenses reasonably incurred by Purchaser’s officers, directors, or any of their respective Affiliates, in connection with identifying, investigating and consummating a business combination.

9.4           Compliance with SPAC Agreements. The Company and Parent shall comply with each of the agreements entered into in connection with the IPO, including without limitation that certain registration rights agreement, dated as of August 8, 2017, by and between Parent and the investors named therein.

9.5           Proxy Statement. As promptly as reasonably practicable after the date hereof, Parent shall prepare and file the Proxy Statement with the SEC for the purposes of (i) providing the Parent’s stockholders with the opportunity to redeem their securities in connection with the Merger, (ii) soliciting proxies from the Parent’s stockholders to obtain the requisite approval of the Merger, (iii) changing the name of the Parent to “HF Foods Group Inc.”, (iv) adopting the Parent Stock Compensation Plan and (v) any other matters to be voted on at a meeting of the Parent stockholders to be called and held for such purpose. The Proxy Statement and any other SEC filings so filed shall be in a form mutually agreed upon by Parent and Company.

9.6           Confidentiality. Except as necessary to complete the Proxy Statement and Registration Statement, the Company and the Stockholders, on the one hand, and the Parent, the Purchaser, and Merger Sub, on the other hand, shall hold and shall cause their respective representatives to hold in strict confidence, unless compelled to disclose by judicial or administrative process or by other requirements of Law, all documents and information concerning the other party furnished to it by such other party or its representatives in connection with the transactions contemplated by this Agreement (except to the extent that such information can be shown to have been (a) previously known by the party to which it was furnished, (b) in the public domain through no fault of such party or (c) later lawfully acquired from other sources, which source is not the agent of the other party, by the party to which it was furnished), and each party shall not release or disclose such information to any other person, except its representatives in connection with this Agreement. In the event that any party believes that it is required to disclose any such confidential information pursuant to applicable Laws, such party shall give timely written notice to the other parties so that such parties may have an opportunity to obtain a protective order or other appropriate relief. Each party shall be deemed to have satisfied its obligations to hold confidential information concerning or supplied by the other parties if it exercises the same care as it takes to preserve confidentiality for its own similar information. The parties acknowledge that some previously confidential information will be required to be disclosed in the Proxy Statement.

9.7           D&O Insurance. The Parent shall have obtained a D&O tail insurance policy for all of the officers and directors of Parent as of immediately prior to the Merger, on terms and conditions satisfactory to Parent, which policy shall remain in effect for a period of six years following the Closing.

ARTICLE X
CONDITIONS TO CLOSING

10.1         Condition to the Obligations of the Parties. The obligations of all of the parties to consummate the Closing are subject to the satisfaction of all the following conditions:

(a)          No provisions of any applicable Law, and no Order shall prohibit or impose any condition on the consummation of the Closing;

(b)          There shall not be any Action brought by a third-party non-Affiliate to enjoin or otherwise restrict the consummation of the Closing; and

(c)          The Additional Agreements shall have been executed and delivered by parties thereto.

10.2          Conditions to Obligations of Purchaser. The obligation of Purchaser to consummate the Closing is subject to the satisfaction, or the waiver at Purchaser’s sole and absolute discretion, of all the following further conditions:

(a)          The Company shall have duly performed all of its obligations hereunder required to be performed by it at or prior to the Closing Date.

(b)          All of the representations and warranties of the Company contained in this Agreement, the Additional Agreements and in any certificate delivered by the Company pursuant hereto, disregarding all qualifications and exceptions contained therein relating to materiality or Material Adverse Effect, regardless of whether it involved a known risk, shall: (i) be true, correct and complete at and as of the date of this Agreement (except as provided in the disclosure schedules or as provided for in Article V), or, (ii) if otherwise specified, when made or when deemed to have been made, and (iii) be true, correct and complete as of the Closing Date, in the case of (i) and (ii) with only such exceptions as could not in the aggregate reasonably be expected to have a Material Adverse Effect.

(c)          There shall have been no event, change or occurrence which individually or together with any other event, change or occurrence, could reasonably be expected to have a Material Adverse Effect, regardless of whether it involved a known risk.

(d)          Purchaser shall have received a certificate signed by the Chief Executive Officer and Chief Financial Officer of the Company to the effect set forth in clauses (a) through (c) of this Section 10.2.

(e)          No court, arbitrator or other Authority shall have issued any judgment, injunction, decree or order, or have pending before it a proceeding for the issuance of any thereof, and there shall not be any provision of any applicable Law restraining or prohibiting the consummation of the Closing, the ownership by Purchaser of any of the Company Capital Stock or the effective operation of the Business by the Company after the Closing Date.

(f)           Purchaser shall have received copies of all required third party consents (including the consents of the landlords under the Leases), in form and substance reasonably satisfactory to Purchaser, and no such third party consents shall have been revoked.

(g)          Purchaser shall have received copies of all Governmental Approvals, in form and substance reasonably satisfactory to Purchaser, and no such Governmental Approval shall have been revoked.

(h)          Counsel to the Company shall have delivered an opinion in form and substance satisfactory to Purchaser’s counsel.

(i)           Parent shall have received Schedules updated as of the Closing Date, which shall not be materially different than the Schedules provided as of the date hereof.

(j)           The requisite majority of Parent’s shareholders shall have approved the transactions contemplated by this Agreement and the Parent Stock Compensation Plan in accordance with the provisions of Parent’s organizational documents, Delaware Law and the Exchange Act.

(k)          All Company Stock Rights shall have been converted into Company Common Stock or cancelled.

(l)           Purchaser shall have at least $5,000,001 of net tangible assets on the Closing Date as detailed in the final prospectus from the IPO.

(m)         Purchaser shall have completed its due diligence investigation of the Company.

10.3         Conditions to Obligations of the Company. The obligations of the Company to consummate the Closing is subject to the satisfaction, or the waiver at the Company’s discretion, of all of the following further conditions:

(a)          (i)  The Parent shall have performed in all material respects all of its respective obligations hereunder required to be performed by it at or prior to the Closing Date, (ii) the representations and warranties of Parent contained in this Agreement, and in any certificate or other writing delivered by Parent or the Purchaser pursuant hereto, disregarding all qualifications and exceptions contained therein relating to materiality shall be true and correct in all material respects at and as of the Closing Date, as if made at and as of such date, (iii) the Company shall have received a certificate signed by an authorized officer of Parent and the Purchaser to the foregoing effect, including satisfaction of the conditions set forth in Sections 10.2(j) and 10.2(l), and (iv) an opinion of counsel to the Parent addressing (i) the due authorization of this Agreement, the Merger and the transactions contemplated hereunder, and (ii) the valid issuance of the Parent Common Stock to the Stockholders.

(b)          Each of the initial parties to that certain Registration Rights Agreement, dated August 8, 2017, by and among the Parent and the initial stockholders of the Parent named therein, shall have executed and delivered a letter agreement to the Company pursuant to which such parties shall agree to delay the exercise of any registration rights granted to them for a period of three (3) months following the Closing Date.

ARTICLE XI
INDEMNIFICATION

11.1         Indemnification of Purchaser. The Company (solely with respect to claims made under this Section 11.1 prior to the Closing), and the Majority Stockholders, agree to indemnify and hold harmless Purchaser, each of its Affiliates and each of its and their respective members, managers, partners, directors, officers, employees, stockholders, attorneys and agents and permitted assignees (the “Purchaser Indemnitees”), against and in respect of any and all out-of-pocket loss, cost, payment, demand, penalty, forfeiture, expense, liability, judgment, deficiency or damage, and diminution in value or claim (including actual costs of investigation and attorneys’ fees and other costs and expenses) (all of the foregoing collectively, “Losses”) incurred or sustained by any Purchaser Indemnitee as a result of or in connection with (a) any breach, inaccuracy or nonfulfillment or the alleged breach, inaccuracy or nonfulfillment of any of the representations, warranties and covenants of the Company or the Stockholders contained herein or in any of the Additional Agreements or any certificate or other writing delivered pursuant hereto, (b) any actions by any third parties with respect to the Business (including breach of contract claims, violations of warranties, trademark infringement, privacy violations, torts or consumer complaints) for any period on or prior to the Closing Date (c) the violation of any Laws in connection with or with respect to the operation of the Business on prior to the Closing Date, (d) any claims by any employee of the Company or any of its Subsidiaries with respect to any period or event occurring on or prior to the Closing Date, or relating to the termination of employee’s employment status in connection with the transactions contemplated by this Agreement, or the termination, amendment or curtailment of any employee benefit plans, (e) the failure of the Company or any of its Subsidiaries to pay any Taxes to any Taxing Authority or to file any Tax Return with any Taxing Authority with respect to any Pre-Closing Period, or (f) any sales, use, transfer or similar Tax imposed on Purchaser or its Affiliates as a result of any transaction contemplated by this Agreement. The total payments made by the Stockholders to the Purchaser Indemnitees with respect to Losses shall not exceed $39,939,665 (the “Indemnifiable Loss Limit”), except that the Indemnifiable Loss Limit shall not apply with respect to any Losses relating to or arising under or in connection with breaches of Sections 5.15 (Properties; Title to the Company’s Assets), 5.25 (Employees), 5.26 (Employment Matters), 5.27 (Withholding), 5.28 (Employee Benefits and Compensation), 5.29 (Real Property), Section 5.31 (Tax Matters). Notwithstanding anything set forth in this Section 11.1, any Losses incurred by any Purchaser Indemnitee arising out of the failure of any Stockholder to perform any covenant or obligation to be performed by it at or after the Closing Date, shall not, in any such case, be subject to or applied against the Indemnifiable Loss Limit. Any liability incurred by the Stockholders pursuant to the terms of this Article XI shall be paid solely by the return for cancellation of the Escrow Shares in accordance with the terms of the Escrow Agreement.

11.2         Procedure. The following shall apply with respect to all claims by any Purchaser Indemnitee (an “Indemnified Party”) for indemnification:

(a)         An Indemnified Party shall give the Stockholders’ Representative prompt notice (an “Indemnification Notice”) of any third-party action with respect to which such Indemnified Party seeks indemnification pursuant to Section 11.1 (a “Third-Party Claim”), which shall describe in reasonable detail the Loss that has been or may be suffered by the Indemnified Party. The failure to give the Indemnification Notice shall not impair any of the rights or benefits of such Indemnified Party under Section 11.1, except to the extent such failure materially and adversely affects the ability of the Stockholders or the Purchaser, as applicable (any of such parties, “Indemnifying Parties”) to defend such claim or increases the amount of such liability.

(b)        In the case of any Third-Party Claims as to which indemnification is sought by any Indemnified Party, such Indemnified Party shall be entitled, at the sole expense and liability of the Indemnifying Parties, to exercise full control of the defense, compromise or settlement of any Third-Party Claim unless the Indemnifying Parties, within a reasonable time after the giving of an Indemnification Notice by the Indemnified Party (but in any event within ten (10) days thereafter), shall (i) deliver a written confirmation to such Indemnified Party that the indemnification provisions of Section 11.1 are applicable to such action and the Indemnifying Parties will indemnify such Indemnified Party in respect of such action pursuant to the terms of Section 11.1 and, notwithstanding anything to the contrary, shall do so without asserting any challenge, defense, limitation on the Indemnifying Parties’ liability for Losses, counterclaim or offset, (ii) notify such Indemnified Party in writing of the intention of the Indemnifying Parties to assume the defense thereof, and (iii) retain legal counsel reasonably satisfactory to such Indemnified Party to conduct the defense of such Third-Party Claim.

(c)         If the Indemnifying Parties assume the defense of any such Third-Party Claim pursuant to Section 11.2(b), then the Indemnified Party shall cooperate with the Indemnifying Parties in any manner reasonably requested in connection with the defense, and the Indemnified Party shall have the right to be kept fully informed by the Indemnifying Parties and their legal counsel with respect to the status of any legal proceedings, to the extent not inconsistent with the preservation of attorney-client or work product privilege. If the Indemnifying Parties so assume the defense of any such Third-Party Claim, the Indemnified Party shall have the right to employ separate counsel and to participate in (but not control) the defense, compromise, or settlement thereof, but the fees and expenses of such counsel employed by the Indemnified Party shall be at the expense of such Indemnified Party unless (i) the Indemnifying Parties have agreed to pay such fees and expenses, or (ii) the named parties to any such Third-Party Claim (including any impleaded parties) include an Indemnified Party and an Indemnifying Party and such Indemnified Party shall have been advised by its counsel that there may be a conflict of interest between such Indemnified Party and the Indemnifying Parties in the conduct of the defense thereof, and in any such case the reasonable fees and expenses of such separate counsel shall be borne by the Indemnifying Parties.

(d)         If the Indemnifying Parties elect to assume the defense of any Third-Party Claim pursuant to Section 11.2(b), the Indemnified Party shall not pay, or permit to be paid, any part of any claim or demand arising from such asserted liability unless the Indemnifying Parties withdraw from or fail to vigorously prosecute the defense of such asserted liability, or unless a judgment is entered against the Indemnified Party for such liability. If the Indemnifying Parties do not elect to defend, or if, after commencing or undertaking any such defense, the Indemnifying Parties fail to adequately prosecute or withdraw such defense, the Indemnified Party shall have the right to undertake the defense or settlement thereof, at the Indemnifying Parties’ expense. Notwithstanding anything to the contrary, the Indemnifying Parties shall not be entitled to control, but may participate in, and the Indemnified Party (at the expense of the Indemnifying Parties) shall be entitled to have sole control over, the defense or settlement of (x) that part of any Third-Party Claim (i) that seeks a temporary restraining order, a preliminary or permanent injunction or specific performance against the Indemnified Party, or (ii) to the extent such Third-Party Claim involves criminal allegations against the Indemnified Party or (y) the entire Third-Party Claim if such Third-Party Claim would impose liability on the part of the Indemnified Party in an amount which is greater than the amount as to which the Indemnified Party is entitled to indemnification under this Agreement. In the event the Indemnified Party retains control of the Third-Party Claim, the Indemnified Party will not settle the subject claim without the prior written consent of the Indemnifying Party, which consent will not be unreasonably withheld or delayed.

(e)         If the Indemnifying Parties undertake the defense of any such Third-Party Claim pursuant to Section 11.1 and propose to settle the same prior to a final judgment thereon or to forgo appeal with respect thereto, then the Indemnified Party shall give the Indemnifying Parties prompt written notice thereof and the Indemnifying Parties shall have the right to participate in the settlement, assume or reassume the defense thereof or prosecute such appeal, in each case at the Indemnifying Parties’ expense. The Indemnifying Parties shall not, without the prior written consent of such Indemnified Party settle or compromise or consent to entry of any judgment with respect to any such Third-Party Claim (i) in which any relief other than the payment of money damages is or may be sought against such Indemnified Party, (ii) in which such Third-Party Claim could be reasonably expected to impose or create a monetary liability on the part of the Indemnified Party (such as an increase in the Indemnified Party’s income Tax) other than the monetary claim of the third party in such Third-Party Claim being paid pursuant to such settlement or judgment, or (iii) which does not include as an unconditional term thereof the giving by the claimant, person conducting such investigation or initiating such hearing, plaintiff or petitioner to such Indemnified Party of a release from all liability with respect to such Third-Party Claim and all other actions (known or unknown) arising or which might arise out of the same facts.

11.3        Escrow of Escrow Shares by Stockholders. The Company and the Stockholders hereby authorize Purchaser to deliver the Escrow Shares into escrow (the “Escrow Fund”) pursuant to the Escrow Agreement. For purposes of this Article XI, the Escrow Shares are valued at $10.00 per share.

(a)         Escrow Shares. Payment of Dividends; Voting. Any dividends, interest payments, or other distributions of any kind made in respect of the Escrow Shares will be delivered promptly to the Escrow Agent to be held in escrow. The Stockholders shall be entitled to vote the Escrow Shares on any matters to come before the stockholders of Purchaser while such shares are being held in Escrow.

(b)         Distribution of Escrow Shares. At the times provided for in Section 11.3(d), the Escrow Shares and any paid or accrued dividends thereon shall be released to the Stockholders’ Representative for distribution to the Stockholders. Purchaser will take such action as may be necessary to cause such certificates to be issued in the names of the appropriate persons. Certificates representing Escrow Shares so issued that are subject to resale restrictions under applicable securities laws will bear a legend to that effect. No fractional shares shall be released and delivered from the Escrow Fund to the Stockholders’ Representative and all fractional shares shall be rounded to the nearest whole share.

(c)        Assignability. No Escrow Shares or any beneficial interest therein may be pledged, sold, assigned or transferred, including by operation of law, by the Stockholders or be taken or reached by any legal or equitable process in satisfaction of any debt or other liability of the Stockholders, prior to the delivery to such Stockholders by the Stockholders’ Representative of the Escrow Shares by the Escrow Agent as provided herein.

(d)         Release from Escrow Fund. Within five (5) business days following expiration of the Survival Period (the “Release Date”), the remaining Escrow Shares will be released from escrow to the Stockholders’ Representative less the number or amount of Escrow Shares (at an assumed value of $10.00 per Escrow Share) equal to the amount of any potential Losses set forth in any Indemnification Notice from Purchaser with respect to any pending but unresolved claim for indemnification. Prior to the Release Date, the Stockholders’ Representative shall issue to the Escrow Agent a certificate executed by it instructing the Escrow Agent to release such number of Escrow Shares determined in accordance with this Section 11.3(d). Any Escrow Shares retained in escrow as a result of the immediately preceding sentence shall be released to the Stockholders’ Representative promptly upon resolution of the related claim for indemnification in accordance with the provisions of this Article XI.

11.4        Periodic Payments. Any indemnification required by Section 11.1 for costs, disbursements or expenses of any Indemnified Party in connection with investigating, preparing to defend or defending any Action shall be made by periodic payments by the Indemnifying Parties to each Indemnified Party during the course of the investigation or defense, as and when bills are received or costs, disbursements or expenses are incurred and in no event later than 45 days from the date of when bills are received.

11.5         Intentionally Omitted.

11.6        Payment of Indemnification. In the event that Purchaser is entitled to any indemnification pursuant to this Article XI and Purchaser is unable to set off such indemnification pursuant to Section 11.5, the Stockholders shall jointly and severally pay the amount of the indemnification (subject to the limitation set forth in Section 11.1) in shares of Parent Common Stock at $10.00 per share. Any payments by the Stockholders to a Purchaser Indemnitee will be treated as an adjustment to the Purchase Price.

11.7         Insurance. Any indemnification payments hereunder shall take into account any insurance proceeds or other third party reimbursement actually received.

11.8        Survival of Indemnification Rights. The representations and warranties of the Company and the Stockholders shall survive until 18 months (the “Survival Period”) following the Closing. The indemnification to which any Indemnified Party is entitled from the Indemnifying Parties pursuant to Section 11.1 for Losses shall be effective so long as it is asserted prior to expiration of the Survival Period.

ARTICLE XII
DISPUTE RESOLUTION

12.1         Arbitration.

(a)          The parties shall promptly submit any dispute, claim, or controversy arising out of or relating to this Agreement, or any Additional Agreement (including with respect to the meaning, effect, validity, termination, interpretation, performance, or enforcement of this Agreement or any Additional Agreement) or any alleged breach thereof (including any action in tort, contract, equity, or otherwise), to binding arbitration before one arbitrator (the “Arbitrator”). Binding arbitration shall be the sole means of resolving any dispute, claim, or controversy arising out of or relating to this Agreement or any Additional Agreement (including with respect to the meaning, effect, validity, termination, interpretation, performance or enforcement of this Agreement or any Additional Agreement) or any alleged breach thereof (including any claim in tort, contract, equity, or otherwise).

(b)         If the parties cannot agree upon the Arbitrator, the Arbitrator shall be selected by the New York, New York chapter head of the American Arbitration Association upon the written request of either side. The Arbitrator shall be selected within thirty (30) days of such written request.

(c)          The laws of the State of New York shall apply to any arbitration hereunder. In any arbitration hereunder, this Agreement and any agreement contemplated hereby shall be governed by the laws of the State of New York applicable to a contract negotiated, signed, and wholly to be performed in the State of New York, which laws the Arbitrator shall apply in rendering his decision. The Arbitrator shall issue a written decision, setting forth findings of fact and conclusions of law, within sixty (60) days after he shall have been selected. The Arbitrator shall have no authority to award punitive or other exemplary damages.

(d)         The arbitration shall be held in New York, New York in accordance with and under the then-current provisions of the rules of the American Arbitration Association, except as otherwise provided herein.

(e)          On application to the Arbitrator, any party shall have rights to discovery to the same extent as would be provided under the Federal Rules of Civil Procedure, and the Federal Rules of Evidence shall apply to any arbitration under this Agreement; provided, however, that the Arbitrator shall limit any discovery or evidence such that his decision shall be rendered within the period referred to in Section 12.1(c).

(f)          The Arbitrator may, at his discretion and at the expense of the party who will bear the cost of the arbitration, employ experts to assist him in his determinations.

(g)          The costs of the arbitration proceeding and any proceeding in court to confirm any arbitration award or to obtain relief (including actual attorneys’ fees and costs) shall be borne by the unsuccessful party and shall be awarded as part of the Arbitrator’s decision, unless the Arbitrator shall otherwise allocate such costs in such decision. Neither party shall be entitled to special or punitive damages. The determination of the Arbitrator shall be final and binding upon the parties and not subject to appeal.

(h)          Any judgment upon any award rendered by the Arbitrator may be entered in and enforced by any court of competent jurisdiction. The parties expressly consent to the non-exclusive jurisdiction of the courts (Federal and state) in New York, New York to enforce any award of the Arbitrator or to render any provisional, temporary, or injunctive relief in connection with or in aid of the Arbitration. The parties expressly consent to the personal and subject matter jurisdiction of the Arbitrator to arbitrate any and all matters to be submitted to arbitration hereunder. None of the parties hereto shall challenge any arbitration hereunder on the grounds that any party necessary to such arbitration (including the parties hereto) shall have been absent from such arbitration for any reason, including that such party shall have been the subject of any bankruptcy, reorganization, or insolvency proceeding.

(i)           The parties shall indemnify the Arbitrator and any experts employed by the Arbitrator and hold them harmless from and against any claim or demand arising out of any arbitration under this Agreement or any agreement contemplated hereby, unless resulting from the gross negligence or willful misconduct of the person indemnified.

(j)           This arbitration section shall survive the termination of this Agreement and any agreement contemplated hereby.

12.2         Waiver of Jury Trial; Exemplary Damages.

(a)          THE PARTIES TO THIS AGREEMENT HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVE ANY RIGHT EACH SUCH PARTY MAY HAVE TO TRIAL BY JURY IN ANY ACTION OF ANY KIND OR NATURE, IN ANY COURT IN WHICH AN ACTION MAY BE COMMENCED, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY ADDITIONAL AGREEMENT, OR BY REASON OF ANY OTHER CAUSE OR DISPUTE WHATSOEVER BETWEEN OR AMONG ANY OF THE PARTIES TO THIS AGREEMENT OF ANY KIND OR NATURE. NO PARTY SHALL BE AWARDED PUNITIVE OR OTHER EXEMPLARY DAMAGES RESPECTING ANY DISPUTE ARISING UNDER THIS AGREEMENT OR ANY ADDITIONAL AGREEMENT.

(b)         Each of the parties to this Agreement acknowledge that each has been represented in connection with the signing of this waiver by independent legal counsel selected by the respective party and that such party has discussed the legal consequences and import of this waiver with legal counsel. Each of the parties to this Agreement further acknowledge that each has read and understands the meaning of this waiver and grants this waiver knowingly, voluntarily, without duress and only after consideration of the consequences of this waiver with legal counsel.

ARTICLE XIII
TERMINATION

13.1         Termination Without Default. In the event that the Closing of the transactions contemplated hereunder has not occurred by September 30, 2018 (unless extended by mutual agreement of the parties) (the “Outside Closing Date”) and no material breach of this Agreement by the party seeking to terminate this Agreement shall have occurred or have been made (as provided in Section 13.2 hereof), Parent or the Company shall have the right, at its sole option, to terminate this Agreement without liability to the other side. Such right may be exercised by Parent or the Company, as the case may be, giving written notice to the other at any time after the Outside Closing Date.

13.2         Termination Upon Default.

(a)          Parent may terminate this Agreement by giving notice to the Company on or prior to the Closing Date, without prejudice to any rights or obligations Purchaser may have, if the Company or the Stockholders shall have materially breached any representation, warranty, agreement or covenant contained herein or in any Additional Agreement to be performed on or prior to the Closing Date and such breach shall not be cured by the earlier of the Outside Closing Date and fifteen (15) days following receipt by the Company or the Stockholders’ Representative, as the case may be, of a notice describing in reasonable detail the nature of such breach.

(b)          The Company may terminate this Agreement by giving notice to Parent, without prejudice to any rights or obligations the Company may have, if Parent shall have materially breached any of its covenants, agreements, representations, and warranties contained herein to be performed on or prior to the Closing Date and such breach shall not be cured by the earlier of the Outside Closing Date and fifteen (15) days following receipt by Purchaser of a notice describing in reasonable detail the nature of such breach.

13.3         No Other Termination. Except as otherwise specified herein, neither the Purchaser nor the Company may terminate this Agreement without the prior written consent of the other party.

13.4         Survival. The provisions of Article XI through Article XIV shall survive any termination hereof.

ARTICLE XIV
MISCELLANEOUS

14.1         Notices. Any notice hereunder shall be sent in writing, addressed as specified below, and shall be deemed given: (a) if by hand or recognized courier service, by 4:00PM on a business day, addressee’s day and time, on the date of delivery, and otherwise on the first business day after such delivery; (b) if by fax or email, on the date that transmission is confirmed electronically, if by 4:00PM on a business day, addressee’s day and time, and otherwise on the first business day after the date of such confirmation; or (c) five days after mailing by certified or registered mail, return receipt requested. Notices shall be addressed to the respective parties as follows (excluding telephone numbers, which are for convenience only), or to such other address as a party shall specify to the others in accordance with these notice provisions:

if to Purchaser or the Company (following the Closing), to:

Atlantic Acquisition Corp.
1250 Broadway, 36th Floor
New York, NY
Attention: Richard Xu
Email: rxu@atlantic-acquisition.com

Fax: [________]

with a copy to (which shall not constitute notice):

Loeb & Loeb LLP
345 Park Avenue
New York, New York 10154
Attention: Giovanni Caruso, Esq.
Email: gcaruso@loeb.com

Fax: (212) 407-4866

if to the Company (prior to the Closing):

HF Group Holding Corporation

6001 West Market Street

Greensboro, North Carolina 27409

Attn: Ni, Zhou Min

Email: min@hanfenginc.com

Fax: (336) 268-2642

with a copy to (which shall not constitute notice):

Becker & Poliakoff LLP

45 Broadway, 17th Floor

New York, NY 10006

Attn: Jie Xiu, Esq.

Email: Jxiu@beckerlawyers.com

Fax: (212) 557-0295

if to the Stockholders’ Representative:

Ni, Zhou Min

Email: min@hanfenginc.com

Fax: (336) 268-2642

14.2         Amendments; No Waivers; Remedies.

(a)          This Agreement cannot be amended, except by a writing signed by each party, and cannot be terminated orally or by course of conduct. No provision hereof can be waived, except by a writing signed by the party against whom such waiver is to be enforced, and any such waiver shall apply only in the particular instance in which such waiver shall have been given.

(b)          Neither any failure or delay in exercising any right or remedy hereunder or in requiring satisfaction of any condition herein nor any course of dealing shall constitute a waiver of or prevent any party from enforcing any right or remedy or from requiring satisfaction of any condition. No notice to or demand on a party shall waive or otherwise affect any obligation of that party or impair any right of the party giving such notice or making such demand, including any right to take any action without notice or demand not otherwise required by this Agreement. No exercise of any right or remedy with respect to a breach of this Agreement shall preclude exercise of any other right or remedy, as appropriate to make the aggrieved party whole with respect to such breach, or subsequent exercise of any right or remedy with respect to any other breach.

(c)          Except as otherwise expressly provided herein, no statement herein of any right or remedy shall impair any other right or remedy stated herein or that otherwise may be available.

(d)          Notwithstanding anything else contained herein, neither shall any party seek, nor shall any party be liable for, punitive or exemplary damages, under any tort, contract, equity, or other legal theory, with respect to any breach (or alleged breach) of this Agreement or any provision hereof or any matter otherwise relating hereto or arising in connection herewith.

14.3         Arm’s length bargaining; no presumption against drafter. This Agreement has been negotiated at arm’s-length by parties of equal bargaining strength, each represented by counsel or having had but declined the opportunity to be represented by counsel and having participated in the drafting of this Agreement. This Agreement creates no fiduciary or other special relationship between the parties, and no such relationship otherwise exists. No presumption in favor of or against any party in the construction or interpretation of this Agreement or any provision hereof shall be made based upon which Person might have drafted this Agreement or such provision.

14.4         Publicity. Except as required by law and except with respect to the Parent SEC Documents, the parties agree that neither they nor their agents shall issue any press release or make any other public disclosure concerning the transactions contemplated hereunder without the prior approval of the other party hereto. If a party is required to make such a disclosure as required by law, the parties will use their best efforts to cause a mutually agreeable release or public disclosure to be issued.

14.5         Expenses. Each party shall bear its own costs and expenses in connection with this Agreement and the transactions contemplated hereby, unless otherwise specified herein.

14.6         No Assignment or Delegation. No party may assign any right or delegate any obligation hereunder, including by merger, consolidation, operation of law, or otherwise, without the written consent of the other party. Any purported assignment or delegation without such consent shall be void, in addition to constituting a material breach of this Agreement.

14.7         Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New York, without giving effect to the conflict of laws principles thereof.

14.8         Counterparts; facsimile signatures. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which shall constitute one agreement. This Agreement shall become effective upon delivery to each party of an executed counterpart or the earlier delivery to each party of original, photocopied, or electronically transmitted signature pages that together (but need not individually) bear the signatures of all other parties.

14.9         Entire Agreement. This Agreement together with the Additional Agreements, sets forth the entire agreement of the parties with respect to the subject matter hereof and thereof and supersedes all prior and contemporaneous understandings and agreements related thereto (whether written or oral), all of which are merged herein. No provision of this Agreement or any Additional Agreement may be explained or qualified by any agreement, negotiations, understanding, discussion, conduct or course of conduct or by any trade usage. Except as otherwise expressly stated herein or any Additional Agreement, there is no condition precedent to the effectiveness of any provision hereof or thereof. No party has relied on any representation from, or warranty or agreement of, any person in entering into this Agreement, prior hereto or contemporaneous herewith or any Additional Agreement, except those expressly stated herein or therein.

14.10       Severability. A determination by a court or other legal authority that any provision that is not of the essence of this Agreement is legally invalid shall not affect the validity or enforceability of any other provision hereof. The parties shall cooperate in good faith to substitute (or cause such court or other legal authority to substitute) for any provision so held to be invalid a valid provision, as alike in substance to such invalid provision as is lawful.

14.11       Construction of certain terms and references; captions. In this Agreement:

(a)         References to particular sections and subsections, schedules, and exhibits not otherwise specified are cross-references to sections and subsections, schedules, and exhibits of this Agreement.

(b)         The words “herein,” “hereof,” “hereunder,” and words of similar import refer to this Agreement as a whole and not to any particular provision of this Agreement, and, unless the context requires otherwise, “party” means a party signatory hereto.

(c)          Any use of the singular or plural, or the masculine, feminine, or neuter gender, includes the others, unless the context otherwise requires; “including” means “including without limitation;” “or” means “and/or;” “any” means “any one, more than one, or all;” and, unless otherwise specified, any financial or accounting term has the meaning of the term under United States generally accepted accounting principles as consistently applied heretofore by the Company.

(d)          Unless otherwise specified, any reference to any agreement (including this Agreement), instrument, or other document includes all schedules, exhibits, or other attachments referred to therein, and any reference to a statute or other law includes any rule, regulation, ordinance, or the like promulgated thereunder, in each case, as amended, restated, supplemented, or otherwise modified from time to time. Any reference to a numbered schedule means the same-numbered section of the disclosure schedule.

(e)          If any action is required to be taken or notice is required to be given within a specified number of days following a specific date or event, the day of such date or event is not counted in determining the last day for such action or notice. If any action is required to be taken or notice is required to be given on or before a particular day which is not a Business Day, such action or notice shall be considered timely if it is taken or given on or before the next Business Day.

(f)           Captions are not a part of this Agreement, but are included for convenience, only.

(g)          For the avoidance of any doubt, all references in this Agreement to “the knowledge or best knowledge of the Company” or similar terms shall be deemed to include the actual or constructive (e.g., implied by Law) knowledge of the Key Personnel.

14.12       Further Assurances. Each party shall execute and deliver such documents and take such action, as may reasonably be considered within the scope of such party’s obligations hereunder, necessary to effectuate the transactions contemplated by this Agreement.

14.13       Third Party Beneficiaries. Neither this Agreement nor any provision hereof confers any benefit or right upon or may be enforced by any Person not a signatory hereto.

14.14       Waiver. Reference is made to the final prospectus of the Parent, dated August 8, 2017 (the “Prospectus”). The Company has read the Prospectus and understands that the Parent has established the Trust Account for the benefit of the public stockholders of the Parent and the underwriters of the IPO pursuant to the Trust Agreement and that, except for a portion of the interest earned on the amounts held in the Trust Account, the Parent may disburse monies from the Trust Account only for the purposes set forth in the Trust Agreement. For and in consideration of the Parent agreeing to enter into this Agreement, the Company hereby agrees that it does not have any right, title, interest or claim of any kind in or to any monies in the Trust Account and hereby agrees that it will not seek recourse against the Trust Account for any claim it may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with the Purchaser.

14.15       Stockholders’ Representative. Ni, Zhou Min is hereby appointed as agent and attorney-in-fact (the “Stockholders’ Representative”) for each Stockholder, (i) to give and receive notices and communications to or by Parent and Purchaser for any purpose under this Agreement and the Additional Agreements, (ii) to agree to, negotiate, enter into settlements and compromises of and demand arbitration and comply with orders of courts and awards of arbitrators with respect to any indemnification claims (including Third-Party Claims) under Article XI or other disputes arising under or related to this Agreement, (iii) to enter into and deliver the Escrow Agreement on behalf of each of the Stockholders, (iv) to authorize or object to delivery to Parent, Purchaser and the Surviving Corporation of the Escrow Fund, or any portion thereof, in satisfaction of indemnification claims by Parent, Purchaser and the Surviving Corporation in accordance with the provisions of the Escrow Agreement, (v) to act on behalf of Stockholders in accordance with the provisions of the Agreement, the securities described herein and any other document or instrument executed in connection with the Agreement and the Merger and (vi) to take all actions necessary or appropriate in the judgment of the Stockholders’ Representative for the accomplishment of the foregoing. Such agency may be changed by the Stockholders from time to time upon no less than twenty (20) days prior written notice to the Purchaser and, if after the Effective Time, the Surviving Corporation, provided, however, that the Stockholders’ Representative may not be removed unless holders of at least 51% of all of the Company Common Stock on an as-if converted basis outstanding immediately prior to the transaction contemplated by this Agreement agrees to such removal. Any vacancy in the position of Stockholders’ Representative may be filled by approval of the holders of at least 51% of all of the Company Common Stock on an as-if converted basis outstanding immediately prior to the transaction contemplated by this Agreement. Any removal or change of the Stockholders’ Representative shall not be effective until written notice is delivered to Purchaser. No bond shall be required of the Stockholders’ Representative, and the Stockholders’ Representative shall not receive any compensation for his services. Notices or communications to or from the Stockholders’ Representative shall constitute notice to or from the Stockholders. The Stockholders’ Representative shall not be liable for any act done or omitted hereunder while acting in good faith and in the exercise of reasonable business judgment. A decision, act, consent or instruction of the Stockholders’ Representative shall, for all purposes hereunder, constitute a decision, act, consent or instruction of all of the Stockholders of the Company and shall be final, binding and conclusive upon each of the Stockholders. The Stockholders shall severally indemnify the Stockholders’ Representative and hold him harmless against any loss, liability, or expense incurred without gross negligence or bad faith on the part of the Stockholders’ Representative and arising out of or in connection with the acceptance or administration of his duties hereunder. Notwithstanding anything in this Section 14.15 to the contrary, the Stockholders’ Representative (in his capacity as such) shall have no obligation or authority with respect to any indemnification claims against a Stockholder made by a Purchaser Indemnitee under Section 11.1.

[The remainder of this page intentionally left blank; signature pages to follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

Parent and Purchaser:

ATLANTIC ACQUISITION CORP., a Delaware corporation

By:
Name: Richard Xu
Title: Chairman and CEO

Merger Sub:

HF GROUP MERGER SUB INC., a Delaware corporation

By:
Name: Richard Xu
Title: Chairman and CEO

Company:

HF GROUP HOLDING CORPORATION, a North Carolina corporation

By:
Name: Ni, Zhou Min
Title: CEO

[Stockholder signature page begins on next page]

Stockholders:

Ni, Zhou Min

Irrevocable Trust For Raymond Ni

By:
Name:
Title: Trustee

Irrevocable Trust For Amanda Ni

By:
Name:
Title: Trustee

Irrevocable Trust For Ivy Ni

By:
Name:
Title: Trustee

Irrevocable Trust For Tina Ni

By:
Name:
Title: Trustee

HT Group Holding, LLC

Wah Lam

[Stockholder signature page continues on next page]

Wei Hui Kwok

Jin Zhang

Xinsen Zheng

Jian Ming Ni

Qiao Chen

Stockholders’ Representative:

Ni, Zhou Min

FORM OF

HF FOOD GROUP INC.
2018 OMNIBUS EQUITY INCENTIVE PLAN

HF FOOD GROUP INC., formerly known as Atlantic Acquisition Corp. (the “Company”), a Delaware corporation, hereby establishes and adopts the following 2018 Omnibus Equity Incentive Plan (this “Plan”).

1.	PURPOSE OF THIS PLAN

The purpose of this Plan is to advance the interests of the Company’s stockholders and the Company by enhancing the Company’s ability to attract, retain and motivate persons who are expected to make important contributions to the Company and by providing such persons with equity ownership opportunities and performance-based incentives that are intended to align their interests with those of the Company’s stockholders.

2.	DEFINITIONS

2.1. “Affiliate” means, with respect to a Person, another Person that directly or indirectly controls, or is controlled by, or is under common control with such Person.

2.2. “Award” shall mean any Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Other Share-Based Award, Performance Award or any other right, interest or option relating to Shares or other property (including cash) granted pursuant to the provisions of this Plan.

2.3. “Award Agreement” shall mean any agreement, contract or other instrument or document evidencing any Award hereunder, including through an electronic medium.

2.4. “Board” shall mean the board of directors of the Company.

2.5. “Cause” means with respect to a Participant’s Termination of Employment or Termination of Consultancy, the following: (a) in the case where there is no employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant applicable to the Award (or where there is such an agreement but it does not define “cause” (or words of like import), termination due to: (i) a Participant’s conviction of, or plea of guilty or nolo contendere to, a felony; (ii) perpetration by a Participant of an illegal act, dishonesty, or fraud that could cause significant economic injury to the Company; (iii) a Participant’s insubordination, refusal to perform his or her duties or responsibilities for any reason other than illness or incapacity or materially unsatisfactory performance of his or her duties for the Company; (iv) continuing willful and deliberate failure by the Participant to perform the Participant’s duties in any material respect, provided that the Participant is given notice and an opportunity to effectuate a cure as determined by the Committee; (v) a Participant’s willful misconduct with regard to the Company that could have a material adverse effect on the Company; or (vi) an act of moral turpitude, whether or not resulting in a conviction by a court of law, which, in the opinion of the Board of Directors, materially and adversely affects the reputation of the Company; or (b) in the case where there is an employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award that defines “cause” (or words of like import), “cause” as defined under such agreement. With respect to a Participant’s Termination of Directorship, “cause” means an act or failure to act that constitutes cause for removal of a director under applicable North Carolina law or the Company’s Certificate of Incorporation.

2.6. “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

2.7. “Committee” shall mean the Compensation Committee of the Board or a subcommittee thereof formed by the Compensation Committee to act as the Committee hereunder, or in the event no such committee is formed, the Board of Directors. The Committee shall consist of no fewer than two Directors, each of whom is: (i) a “Non-Employee Director” within the meaning of Rule 16b-3 of the Exchange Act; (ii) an “outside director” within the meaning of Section 162(m) of the Code, to the extent the Board has members meeting such qualifications; and (iii) an “independent director” for purpose of the rules of the principal U.S. national securities exchange on which the Shares are traded, to the extent required by such rules. Anything to the contrary in this Plan notwithstanding, the Board reserves all authority to administer this Plan and to act as the Committee hereunder.

2.8. “Consultant” shall mean any consultant or advisor who provides services to the Company or any Subsidiary, so long as such person: (i) renders bona fide services that are not in connection with the offer and sale of the Company’s securities in a capital raising transaction and does not directly or indirectly promote or maintain a market for the Company’s securities; and (ii) can be covered as a consultant under the applicable rules of the Securities and Exchange Commission for registration of shares on a Form S-8 registration statement (or a successor form thereto).

2.9. “Covered Employee” shall mean an Employee of the Company or its subsidiaries who is a “covered employee” within the meaning of Section 162(m) of the Code.

2.10. “Director” shall mean a non-employee member of the Board.

2.11. “Dividend Equivalents” shall have the meaning set forth in Section 12.4.

2.12. “Effective Date” shall have the meaning set forth in Section 10.1.

2.13. “Employee” shall mean any employee or officer of the Company or any Subsidiary and any prospective employee conditioned upon, and effective not earlier than, such person becoming an employee or officer of the Company or any Subsidiary.

2.14. “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

2.15. “Fair Market Value” shall mean, with respect to Shares as of any date, the per Share closing price of the Shares: (i) if the Shares are listed on a national securities exchange, the closing sale price reported as having occurred on the principal securities exchange on which the Shares are listed and traded on such date, or, if there is no such sale on that date, then on the last preceding date on which such a sale was reported; (ii) if the Shares are not listed on any national securities exchange but is quoted in an inter-dealer quotation system on a last sale basis, the final ask price reported on such date, or, if there is no such sale on such date, then on the last preceding date on which a sale was reported; or (iii) if the Shares (A) are not listed on a national securities exchange nor quoted on an inter-dealer quotation system on a last sale basis, or (B) are listed on an inter-dealer quotation system but, in the good faith determination of the Committee, such trading is sporadic or thinly traded and not indicative of fair market value, the amount determined by the Committee to be the fair market value of the Shares as determined by the Committee in its sole discretion. The Fair Market Value of any property other than Shares shall mean the market value of such property determined by such methods or procedures as shall be established from time to time by the Committee, subject to the requirements of Section 409A of the Code.

 2.16. “Incentive Stock Option” shall mean an Option which when granted is intended to qualify as an incentive stock option for purposes of Section 422 of the Code.

 2.17. “Limitations” shall have the meaning set forth in Section 8.7.

 2.18. “Non-Qualified Stock Option” means any Stock Option awarded under the Plan that is not an Incentive Stock Option.

2.19. “Option” shall mean any right granted to a Participant under this Plan allowing such Participant to purchase Shares at such price or prices and during such period or periods as the Committee shall determine.

2.20. “Other Share-Based Award” shall have the meaning set forth in Section 9.1.

2.21. “Participant” shall mean an Employee, Consultant or Director who is selected by the Committee to receive an Award under this Plan.

2.22. “Performance Award” shall mean any Award of Performance Shares or Performance Units granted pursuant to Article 8.

2.23. “Performance Period” shall mean the period established by the Committee during which any performance goals specified by the Committee with respect to such Award are to be measured.

2.24. “Performance Share” shall mean any grant pursuant to Article 8 of a unit valued by reference to a designated number of Shares, which value will be paid to the Participant upon achievement of such performance goals as the Committee shall establish.

2.25. “Performance Unit” shall mean any grant pursuant to Article 8 of a unit valued by reference to a designated amount of cash or property other than Shares, which value will be paid to the Participant upon achievement of such performance goals during the Performance Period as the Committee shall establish.

2.26. “Restricted Stock” shall mean any Share issued with the restriction that the holder may not sell, transfer, pledge or assign such Share and with such other restrictions as the Committee, in its sole discretion, may impose (including any restriction on the right to vote such Share and the right to receive any dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

2.27. “Restricted Stock Award” shall have the meaning set forth in Section 7.1.

2.28. “Restricted Stock Unit” means an Award that is valued by reference to a Share, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including without limitation, cash or Shares, or any combination thereof, and that has such restrictions as the Committee, in its sole discretion, may impose, including without limitation, any restriction on the right to retain such Awards, to sell, transfer, pledge or assign such Awards, and/or to receive any cash Dividend Equivalents with respect to such Awards, which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

2.29. “Restricted Stock Unit Award” shall have the meaning set forth in Section 7.1.

2.30. “Services” shall mean services provided to the Company or any Subsidiary or any successor company (or a subsidiary or parent thereof), whether as an Employee, Consultant or Director, unless, in connection with the conversion, if any, of a Participant from one classification (i.e., Employee, Consultant or Director) to another, the Committee, in its sole and absolute discretion, determines that any on-going services to the Company or any Subsidiary or any successor company (or a subsidiary or parent thereof) shall not constitute “Services.”

2.31. “Shares” shall mean the shares of common stock of the Company, par value $0.001 per share.

2.32. “Stock Appreciation Right” shall mean the right granted to a Participant pursuant to Article 6.

2.33. “Subsidiary” shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the relevant time each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

2.34. “Substitute Awards” shall mean Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.

2.35. “Termination” means a Termination of Consultancy, Termination of Directorship or Termination of Employment, as applicable.

2.36. “Termination of Consultancy” means: (a) that the Consultant is no longer acting as a consultant to the Company or an Affiliate; or (b) when an entity that is retaining a Participant as a Consultant ceases to be an Affiliate unless the Participant otherwise is, or thereupon becomes, a Consultant to the Company or another Affiliate at the time the entity ceases to be an Affiliate. In the event that a Consultant becomes an Employee or a Director upon the termination of his or her consultancy, unless otherwise determined by the Committee, in its sole discretion, no Termination of Consultancy shall be deemed to occur until such time as such Consultant is no longer a Consultant, an Employee or a Director. Notwithstanding the foregoing, the Committee may, in its sole discretion, otherwise define Termination of Consultancy in the Award agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Consultancy thereafter.

2.37. “Termination of Directorship” means that the Director has ceased to be a Director of the Company; except that if a Director becomes an Employee or a Consultant upon the termination of his or her directorship, his or her ceasing to be a Director of the Company shall not be treated as a Termination of Directorship unless and until the Participant has a Termination of Employment or Termination of Consultancy, as the case may be.

2.38. “Termination of Employment” means: (a) a termination of employment of a Participant from the Company and its Affiliates; or (b) when an entity that is employing a Participant ceases to be an Affiliate, unless the Participant otherwise is, or thereupon becomes, employed by the Company or another Affiliate at the time the entity ceases to be an Affiliate. In the event that an Employee becomes a Consultant or a Director upon the termination of his or her employment, unless otherwise determined by the Committee, in its sole discretion, no Termination of Employment shall be deemed to occur until such time as such Employee is no longer an Employee, a Consultant or a Director. Notwithstanding the foregoing, the Committee may, in its sole discretion, otherwise define Termination of Employment in the Award agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Employment thereafter.

3. SHARES SUBJECT TO THIS PLAN

    3.1. Number of Shares. (a) Subject to adjustment as provided for in this Plan, as of the Effective Date, a total of 3,000,000 Shares shall be authorized for grant under this Plan. Subject at all times to Section 13.3, if: (i) any Shares subject to an Award are forfeited or expire or an Award is settled for cash (in whole or in part) pursuant to the terms of an Award Agreement, the Shares subject to such Award, to the extent of such forfeiture, expiration or cash settlement, again be available for Awards under this Plan, in accordance with this Section 3.1. Notwithstanding anything to the contrary contained herein, the following Shares shall not be added to the Shares authorized for grant under paragraph (a) of this Section: (i) Shares tendered by the Participant or withheld by the Company in payment of the purchase price of an Option; (ii) Shares tendered by the Participant or withheld by the Company to satisfy any tax withholding obligation with respect to an Award; (iii) Shares subject to a Stock Appreciation Right that are not issued in connection with the stock settlement of the Stock Appreciation Right on exercise thereof; and (iv) Shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of Options.

(b)       Substitute Awards shall not reduce the Shares authorized for grant under this Plan. Additionally, in the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under this Plan and shall not reduce the Shares authorized for grant under this Plan; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Directors prior to such acquisition or combination.

3.2. Character of Shares. Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares purchased in the open market or otherwise. No fractional shares shall be issued under the Plan and the Committee shall determine the manner in which fractional share value shall be treated.

3.3. Limitations on Grants to Individual Participants. Subject to adjustment as provided in Section 12.2, no Participant may: (i) be granted Options or Stock Appreciation Rights during any 12-month period with respect to more than 750,000 Shares; and (ii) earn more than 350,000 Shares for each twelve (12) months in the vesting period or Performance Period with respect to Restricted Stock Awards, Restricted Stock Unit Awards, Performance Awards and/or Other Share-Based Awards that are intended to comply with the performance-based exception under Code Section 162(m) and are denominated in Shares. In addition to the foregoing, the maximum dollar value that may be earned by any Participant for each twelve (12) months in a Performance Period with respect to Performance Awards that are intended to comply with the performance-based exception under Code Section 162(m) and are denominated in cash is $1,500,000. If an Award is cancelled, the cancelled Award shall continue to be counted toward the applicable limitation in this section.

4. ELIGIBILITY AND ADMINISTRATION

 4.1. Eligibility. Any Employee (inclusive of officers), Consultant or Director shall be eligible to be selected as a Participant.

 4.2. Administration. (a) This Plan shall be administered by the Committee, or in the absence of a Committee, the full Board of Directors. The Committee shall have full power and authority, subject to the provisions this Plan and subject to such orders or resolutions not inconsistent with the provisions of this Plan as may from time to time be adopted by the Board, to: (i) select the Employees, Directors and Consultants to whom Awards may from time to time be granted hereunder; (ii) determine the type or types of Awards, not inconsistent with the provisions of this Plan, to be granted to each Participant hereunder; (iii) determine the number of Shares to be covered by each Award granted hereunder; (iv) determine the terms and conditions, not inconsistent with the provisions of this Plan, of any Award granted hereunder (including, but not limited to, the exercise or purchase price (if any), any restriction or limitation, any vesting schedule or acceleration thereof, or any forfeiture restrictions or waiver thereof, regarding any Award and the Shares relating thereto, based on such factors, if any, as the Committee shall determine, in its sole discretion); (v) determine whether, to what extent and under what circumstances Awards may be settled in Shares, cash or other property; (vi) determine whether, to what extent, and under what circumstances Shares, cash or other property and other amounts payable with respect to an Award made under this Plan shall be deferred either automatically or at the election of the Participant, in any case, in a manner intended to comply with Section 409A of the Code; (vii) determine whether, to what extent and under what circumstances any Award shall be canceled or suspended; (viii) interpret and administer this Plan and any instrument or agreement entered into under or in connection with this Plan, including any Award Agreement; (ix) correct any defect, supply any omission or reconcile any inconsistency in this Plan or any Award in the manner and to the extent that the Committee shall deem desirable to carry it into effect; (x) establish such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of this Plan; (xi) determine whether any Award, other than an Option or Stock Appreciation Right, will have Dividend Equivalents; and (xii) make any other determination and take any other action that the Committee deems necessary or desirable for administration of this Plan. Decisions of the Committee shall be final, conclusive and binding on all persons or entities, including the Company, any Participant, and any Subsidiary.

(b)        Subject to the terms of this Plan, the Committee shall, in its sole discretion, have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan and perform all acts, as it shall, from time to time, deem advisable; to construe and interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan. To the extent not inconsistent with applicable law, including Section 162(m) of the Code, or the rules and regulations of the principal U.S. national securities exchange on which the Shares are traded, the Committee may delegate to: (i) a committee of one or more directors of the Company any of the authority of the Committee under this Plan, including the right to grant, cancel or suspend Awards; and (ii) to the extent permitted by law, to one or more executive officers or a committee of executive officers the right to grant Awards to Employees who are not Directors or executive officers of the Company and the authority to take action on behalf of the Committee pursuant to this Plan to cancel or suspend Awards to Employees who are not Directors or executive officers of the Company. To the extent applicable, the Plan is intended to comply with the applicable requirements of Rule 16b-3 and with respect to Awards intended to be “performance-based,” the applicable provisions of Section 162(m) of the Code, and the Plan shall be limited, construed and interpreted in a manner so as to comply therewith.

5. OPTIONS

5.1. Grant of Options. Options may be granted hereunder to Participants either alone or in addition to other Awards granted under this Plan. Any Option shall be subject to the terms and conditions of this Article and to such additional terms and conditions, not inconsistent with the provisions of this Plan, as the Committee shall deem desirable. Each Stock Option granted under the Plan shall be one of two types: (a) an Incentive Stock Option; or (b) a Non-Qualified Stock Option. The Committee shall, in its sole discretion, have the authority to grant any Consultant or Director Non-Qualified Stock Options. To the extent that any Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Option or the portion thereof that does not qualify shall constitute a separate Non-Qualified Stock Option.

5.2. Award Agreements. All Options granted pursuant to this Article shall be evidenced by a written Award Agreement in such form and containing such terms and conditions as the Committee shall determine which are not inconsistent with the provisions of this Plan. The terms of Options need not be the same with respect to each Participant. Granting an Option pursuant to this Plan shall impose no obligation on the recipient to exercise such Option. Any individual who is granted an Option pursuant to this Article may hold more than one Option granted pursuant to this Plan at the same time.

5.3. Option Price. Other than in connection with Substitute Awards, the option price per each Share purchasable under any Option granted pursuant to this Article shall not be less than 100% of the Fair Market Value of one Share on the date of grant of such Option; provided, however, that in the case of an Incentive Stock Option granted to a Participant who, at the time of the grant, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Subsidiary, the option price per share shall be no less than 110% of the Fair Market Value of one Share on the date of grant. Other than pursuant to Section 12.2, the Committee shall not without the approval of the Company’s stockholders: (a) lower the option price per Share of an Option after it is granted; (b) cancel an Option when the option price per Share exceeds the Fair Market Value of the underlying Shares in exchange for cash or another Award (other than in connection with a Change in Control or a Substitute Award); or (c) take any other action with respect to an Option that would be treated as a repricing under the rules and regulations of the principal securities exchange on which the Shares are traded.

5.4. Vesting and Term of Option. The terms of each Option shall be fixed by the Committee in its sole discretion; provided that no Option shall be exercisable after the expiration of ten (10) years from the date the Option is granted, except in the event of death or disability; provided, however, that the term of the Option shall not exceed five (5) years from the date the Option is granted in the case of an Incentive Stock Option granted to a Participant who, at the time of the grant, owns stock (not inclusive of the actual grant) representing more than 10% of the voting power of all classes of stock of the Company or any Subsidiary. Options awarded hereunder shall vest and become exercisable in whole or in part, in accordance with such vesting conditions as the Committee shall determine, which conditions shall be stated in the Award Agreement. Vested Options may be exercised in any order elected by the Participant whether or not the Participant holds any unexercised Options under this Plan or any other plan of the Company.

5.5. Exercise of Options. (a) Options granted under this Plan shall be exercised by the Participant or by a permitted assignee thereof (or by a Participant’s executors, administrators, guardian or legal representative, as may be provided in an Award Agreement) as to all or part of the Shares covered thereby which are vested at such time of exercise, by giving notice of exercise to the Company or its designated agent, specifying the number of Shares to be purchased. The notice of exercise shall be in such form, made in such manner, and in compliance with such other requirements consistent with the provisions of this Plan as the Committee may prescribe from time to time

(b) Unless otherwise provided in an Award Agreement, full payment of such purchase price shall be made at the time of exercise and shall be made: (i) in cash or cash equivalents (including certified check or bank check or wire transfer of immediately available funds); (ii) to the extent provided for in the applicable Award Agreement or approved by the Committee, in its sole discretion, by delivery (either by actual delivery or attestation) of shares of Common Stock owned by the Participant valued at their Fair Market Value as determined by the Committee, provided: (A) such method of payment is then permitted under applicable law; (B) such Common Stock, if acquired directly from the Company, was owned by the Participant for such minimum period of time, if any, as may be established by the Committee in its discretion; and (C) such Common Stock is not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements; (iii) to the extent permitted by applicable law and provided for in the applicable Award Agreement or approved by the Committee in its sole discretion, by payment of such other lawful consideration having a Fair Market Value on the exercise date equal to the total purchase price as the Committee may determine; (iv) except as may otherwise be provided in the applicable Award Agreement, by: (A) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding; or (B) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check or wire transfer of funds sufficient to pay the exercise price and any required tax withholding; (v) through any other method specified in an Award Agreement, or (vi) through any combination of any of the foregoing.

(c)       The notice of exercise, accompanied by such payment, shall be delivered to the Company at its principal business office or such other office as the Committee may from time to time direct, and shall be in such form, containing such further provisions consistent with the provisions of this Plan, as the Committee may from time to time prescribe. In no event may any Option granted hereunder be exercised for a fraction of a Share. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date of such issuance.

(d)       Notwithstanding the foregoing, an Award Agreement may provide at the time of grant, in the discretion of the Committee, that if on the last day of the term of an Option the Fair Market Value of one Share exceeds the option price per Share, the Participant has not exercised the Option (or a tandem Stock Appreciation Right, if applicable) and the Option has not expired, the Option shall be deemed to have been exercised by the Participant on such day with payment made by withholding Shares otherwise issuable in connection with the exercise of the Option; provided, however, that this feature, to the extent contained in an Option, may only be utilized to the extent that the holder of such Option is an active Employee, Director or Consultant as of the last day of the term of such Option. In such event, the Company shall deliver to the Participant the number of Shares for which the Option was deemed exercised, less the number of Shares required to be withheld for the payment of the total purchase price and required withholding taxes; provided, however, any fractional Share shall be settled in cash.

5.6. Incentive Stock Options. The Committee may grant Options intended to qualify as “incentive stock options” as defined in Section 422 of the Code, to any employee of the Company or any Subsidiary, subject to the requirements of Section 422 of the Code. To the extent that the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Employee during any calendar year under the Plan and/or any other stock option plan of the Company, any Subsidiary or any Parent exceeds $100,000 (or such other dollar amount as may be applicable from time to time under the Code) , such Options shall be treated as Non-Qualified Stock Options. Should any provision of the Plan not be necessary in order for the Stock Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may, in its sole discretion, amend the Plan accordingly, without the necessity of obtaining the approval of the stockholders of the Company. Solely for purposes of determining whether Shares are available for the grant of “incentive stock options” under this Plan, the maximum aggregate number of Shares that may be issued pursuant to “incentive stock options” granted under this Plan shall be the number of Shares set forth in the first sentence of Section 3.1(a), subject to adjustments provided in Section 12.2.

6. STOCK APPRECIATION RIGHTS

6.1. Grant and Exercise. The Committee may grant Stock Appreciation Rights: (a) in conjunction with all or part of any Option granted under this Plan or at any subsequent time during the term of such Option; (b) in conjunction with all or part of any Award (other than an Option) granted under this Plan or at any subsequent time during the term of such Award; or (c) without regard to any Option or other Award in each case upon such terms and conditions as the Committee may establish in its sole discretion.

6.2. Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of this Plan, as shall be determined from time to time by the Committee, including the following:

(a) Upon the exercise of a Stock Appreciation Right, the holder shall have the right to receive the excess of (i) the Fair Market Value of one Share on the date of exercise (or such amount less than such Fair Market Value as the Committee shall so determine at any time during a specified period before the date of exercise) over (ii) the grant price of the Stock Appreciation Right on the date of grant, which, except in the case of Substitute Awards or in connection with an adjustment provided in Section 12.2, shall not be less than the Fair Market Value of one Share on such date of grant of the Stock Appreciation Right.

(b) The Committee shall determine in its sole discretion whether payment of a Stock Appreciation Right shall be made in cash, in whole Shares or other property, or any combination thereof. The provisions of Stock Appreciation Rights need not be the same with respect to each recipient. The Committee may impose such terms and conditions on Stock Appreciation Rights granted in conjunction with any Award (other than an Option) as the Committee shall determine in its sole discretion.

(c) Stock Appreciation Rights may be exercised by delivery to the Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Board, together with any other documents required by the Board. The Committee may impose such other terms and conditions on the exercise of any Stock Appreciation Right, as it shall deem appropriate. A Stock Appreciation Right shall: (i) have a grant price per Share of not less than the Fair Market Value of one Share on the date of grant or, if applicable, on the date of grant of an Option with respect to a Stock Appreciation Right granted in exchange for or in tandem with, but subsequent to, the Option (subject to the requirements of Section 409A of the Code) except in the case of Substitute Awards or in connection with an adjustment provided in Section 12.2; and (ii) have a term not greater than ten (10) years.

(d) Without the approval of the Company’s stockholders, other than pursuant to Section 12.2, the Committee shall not: (i) reduce the grant price of any Stock Appreciation Right after the date of grant; (ii) cancel any Stock Appreciation Right when the grant price per Share exceeds the Fair Market Value of the underlying Shares in exchange for cash or another Award (other than in connection with a Change in Control or a Substitute Award)); or (iii) take any other action with respect to a Stock Appreciation Right that would be treated as a repricing under the rules and regulations of the principal securities market on which the Shares are traded.

(e)       An Award Agreement may provide at the time of grant, in the discretion of the Committee, that if on the last day of the term of a Stock Appreciation Right the Fair Market Value of one Share exceeds the grant price per Share of the Stock Appreciation Right, the Participant has not exercised the Stock Appreciation Right, and the Stock Appreciation Right has not expired, the Stock Appreciation Right shall be deemed to have been exercised by the Participant on such day; provided, however, that this feature, to the extent contained in an Stock Appreciation Right, may only be utilized to the extent that the holder of such Stock Appreciation Right is an active Employee, Director or Consultant as of the last day of the term of such Stock Appreciation Right. In such event, the Company shall make payment to the Participant in accordance with this Section, reduced by the number of Shares (or cash) required for withholding taxes; any fractional Share shall be settled in cash.

7. RESTRICTED STOCK AND RESTRICTED STOCK UNITS

7.1. Grants. Awards of Restricted Stock and of Restricted Stock Units may be issued hereunder to Participants either alone or in addition to other Awards granted under this Plan (a “Restricted Stock Award” or “Restricted Stock Unit Award” respectively), and such Restricted Stock Awards and Restricted Stock Unit Awards shall also be available as a form of payment of Performance Awards and other earned cash-based incentive compensation. A Restricted Stock Award or Restricted Stock Unit Award may be subject to vesting restrictions imposed by the Committee covering a period of time specified by the Committee. Subject to applicable law, the Committee has absolute discretion to determine whether any consideration (other than services) is to be received by the Company or any Subsidiary as a condition precedent to the issuance of Restricted Stock or Restricted Stock Units.

7.2. Award Agreements. The terms of any Restricted Stock Award or Restricted Stock Unit Award granted under this Plan may be set forth in a written Award Agreement which shall contain provisions determined by the Committee and not inconsistent with this Plan. The terms of Restricted Stock Awards and Restricted Stock Unit Awards need not be the same with respect to each Participant.

7.3. Rights of Holders of Restricted Stock and Restricted Stock Units. Unless otherwise provided in an Award Agreement, beginning on the date of grant of the Restricted Stock Award and subject to execution of an Award Agreement, if so required, the Participant shall become a stockholder of the Company with respect to all Shares subject to the Award Agreement and shall have all of the rights of a stockholder, including the right to vote such Shares and the right to receive distributions made with respect to such Shares. A Participant receiving a Restricted Stock Unit Award shall have only those rights specifically provided for by the Award Agreement, provided that in no event shall such a participant possess voting rights with respect to such Award. Except as otherwise provided in an Award Agreement any Shares or any other property (other than cash) distributed as a dividend or otherwise with respect to any Restricted Stock Award or Restricted Stock Unit Award as to which the restrictions have not yet lapsed shall be subject to the same restrictions as such Restricted Stock Award or Restricted Stock Unit Award. Notwithstanding the provisions of this Section, cash dividends, stock and any other property (other than cash) distributed as a dividend or otherwise with respect to any Restricted Stock Award or Restricted Stock Unit Award that vests based on achievement of performance goals shall either: (i) not be paid or credited; or (ii) be accumulated, shall be subject to restrictions and risk of forfeiture to the same extent as the Restricted Stock or Restricted Stock Units with respect to which such cash, stock or other property has been distributed and shall be paid at the time such restrictions and risk of forfeiture lapse.

7.4. Restrictions and Conditions.  Restricted Stock and Restricted Stock Units awarded pursuant to the Plan shall be subject to the following restrictions. The Participant shall not be permitted to Transfer shares of Restricted Stock awarded under the Plan during the period or periods set by the Committee (the “Restriction Period”) commencing on the date of such Award, as set forth in an Award Agreement and such agreement shall set forth a vesting schedule and any events that would accelerate vesting of the Award. Within these limits, based on service, attainment of performance goals and/or such other factors or criteria as the Committee may determine in its sole discretion, the Committee may condition the grant or provide for the lapse of such restrictions in installments in whole or in part, or may accelerate the vesting of all or any part of any Award and/or waive the deferral limitations for all or any part of any Award.

 7.5. Issuance of Shares. Any Restricted Stock granted under this Plan may be evidenced in such manner as the Board may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company or its designee. Such certificate or certificates shall be registered in the name of the Participant and, and shall, in addition to such legends required by applicable securities laws, bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, in such form as may be determined by the Committee.

7.6. Payment of Director Fees. Directors shall, if determined by the Board, receive awards in the form of Restricted Stock or Restricted Stock Units in lieu of all or a portion of any annual payment of fees for services. In addition, if permitted by the Board, Directors may elect to receive Restricted Stock or Restricted Stock Units in lieu of all or a portion of their annual and committee retainers and annual meeting fees or other payments for services. The Board (or if so delegated, the Committee) shall, in its absolute discretion, establish such rules and procedures as it deems appropriate for such elections and for payment in Restricted Stock or Restricted Stock Units.

8. PERFORMANCE AWARDS

8.1. Grants. Performance Awards in the form of Performance Shares or Performance Units, as determined by the Committee in its sole discretion, may be granted hereunder to Participants, for no consideration or for such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under this Plan. The performance goals to be achieved for each Performance Period shall be conclusively determined by the Committee and shall be based upon the criteria set forth in Section 8.5.

8.2. Award Agreements. The terms of any Performance Award granted under this Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee and not inconsistent with this Plan. If a Performance Award has Dividend Equivalents, provision for such shall be contained in the applicable Award Agreement. The terms of Performance Awards need not be the same with respect to each Participant.

8.3. Payment. Except as provided in Article 11 or as may be provided in an Award Agreement, Performance Awards will be distributed only after the end of the relevant Performance Period. Performance Awards may be paid in Shares, cash, other property, or any combination thereof, in the sole discretion of the Committee. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Committee, on a deferred basis subject to the requirements of Section 409A of the Code. The amount of the Award to be distributed shall be conclusively determined by the Committee.

8.4.  Terms and Conditions. The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee prior to the grant of each Performance Award and shall be subject to the following terms and conditions:

(a)  The Committee shall establish the objective performance goals for the earning of Performance Awards based on a Performance Period applicable to each Participant or class of Participants in writing prior to the beginning of the applicable Performance Period or at such later date as permitted under Section 162(m) of the Code and while the outcome of the Performance goals are substantially uncertain. Each grant may specify in respect of such performance goals a minimum acceptable level of achievement and may set forth a formula for determining the number of Performance Shares or Performance Units that will be earned if performance is at or above the minimum or threshold level or levels, or is at or above the target level or levels, but falls short of maximum achievement of the specified performance goals. At the expiration of the applicable Performance Period, the Committee shall determine the extent to which the performance goals established pursuant to Section 8.5 are achieved and the percentage of each Performance Award that has been earned.

(b) Unless otherwise determined by the Committee at the time of grant, amounts equal to any dividends declared during the Performance Period with respect to the number of shares of Common Stock covered by a Performance Share will not be paid to the Participant.

8.5. Performance Criteria. If the Committee determines that a Restricted Stock Award, a Restricted Stock Unit, a Performance Award or an Other Share-Based Award is intended to be subject to this Article 8, the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be subject to the achievement of one or more objective performance goals established by the Committee, which shall be based on the attainment of specified levels of one or any combination of the following: (a) earnings per share; (b) operating income (before or after taxes); (c) net income (before or after taxes); (d) net sales; (e) cash flow; (f) gross profit; (g) gross profit return on investment; (h) gross margin return on investment; (i) gross margin; (j) working capital; (k) earnings before interest and taxes; (l) earnings before interest, tax, depreciation and amortization; (m) return on equity; (n) return on assets; (o) return on capital; (p) return on invested capital; (q) net revenues; (r) gross revenues; (s) revenue growth or product revenue growth; (t) total shareholder return; (u) appreciation in and/or maintenance of the Company’s market capitalization; (v) cash flow or cash flow per share (before or after dividends); (w) economic value added; (x) the fair market value of the shares of the Company’s Common Stock; (y) the growth in the value of an investment in the Company’s Common Stock assuming the reinvestment of dividends; (z) reduction in expenses or improvement in or attainment of expense levels or working capital levels; (aa) financing and other capital raising transactions; (bb) debt reductions; (cc) regulatory achievements (including submitting or filing applications or other documents with regulatory authorities, having any such applications or other documents accepted for review by the applicable regulatory authority or receiving approval of any such applications or other documents); or (dd) strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property). Such performance goals also may be based solely by reference to the Company’s performance or the performance of a Subsidiary, division, business segment or business unit of the Company, or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to other companies. The Committee may also exclude charges related to an event or occurrence which the Committee determines should appropriately be excluded, including: (A) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges; (B) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management; or (C) the cumulative effects of tax or accounting changes in accordance with U.S. generally accepted accounting principles. Such performance goals shall be set by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m) of the Code, and the regulations thereunder.

8.6. Adjustment and Restrictions. Notwithstanding any provision of this Plan (other than Article 11), with respect to any Performance Award, the Committee may adjust downwards, but not upwards, the amount payable pursuant to such Award, and the Committee may not waive the achievement of the applicable performance goals, except in the case of the death or disability of the Participant or as otherwise determined by the Committee in special circumstances. The Committee shall have the power to impose such other restrictions on Awards subject to this Article as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for “performance-based compensation” within the meaning of Section 162(m) of the Code.

9.	OTHER SHARE-BASED AWARDS

9.1. Grants. The Committee, in its sole discretion, is authorized to grant to Participants, other Awards of Shares and other Awards that are valued in whole or in part by reference to, or are otherwise based on, Shares or other property (“Other Share-Based Awards”), that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Common Stock, including, but not limited to, shares of Common Stock awarded purely as a bonus and not subject to any restrictions or conditions, shares of Common Stock in payment of the amounts due under an incentive or performance plan sponsored or maintained by the Company or an Affiliate, performance units, dividend equivalent units, stock equivalent units, restricted stock units and deferred stock units. To the extent permitted by law, the Committee may, in its sole discretion, permit Participants to defer all or a portion of their cash compensation in the form of Other Share-Based Awards granted under the Plan, subject to the terms and conditions of any deferred compensation arrangement established by the Company, which shall be intended to comply with Section 409A of the Code. Other Stock-Based Awards may be granted either alone or in addition to or in tandem with other Awards granted under the Plan. Other Share-Based Awards may be subject to vesting restrictions imposed by the Committee covering a period of time specified by the Committee. The Committee has absolute discretion to determine whether any consideration (other than services) is to be received by the Company or any Subsidiary as a condition precedent to the issuance of Other Share-Based Awards.

9.2. Award Agreements. The terms of Other Share-Based Awards granted under this Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee and not inconsistent with this Plan. The terms of such Awards need not be the same with respect to each Participant. Unless otherwise determined by the Committee at the time of Award, subject to the provisions of the Award agreement and the Plan, the recipient of an Other-Share Based Award shall not be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the number of shares of Common Stock covered by the Award. Any Other Share-Based Award and any Shares covered by any such Award shall vest or be forfeited to the extent so provided in the Award Agreement, as determined by the Committee, in its sole discretion. Notwithstanding the provisions of this Section, Dividend Equivalents and any property (other than cash) distributed as a dividend or otherwise with respect to the number of Shares covered by a Other Share-Based Award that vests based on achievement of performance goals shall be subject to restrictions and risk of forfeiture to the same extent as the Shares covered by a Other Share-Based Award with respect to which such cash, Shares or other property has been distributed.

9.3. Payment. Except as may be provided in an Award Agreement, Other Share-Based Awards may be paid in cash, Shares, other property, or any combination thereof, in the sole discretion of the Committee. Other Share-Based Awards may be paid in a lump sum or in installments or, in accordance with procedures established by the Committee, on a deferred basis subject to the requirements of Section 409A of the Code.

10.	EFFECTIVENESS OF PLAN; TERMINATION OF AWARDS

10.1. Effective Date and Termination of Plan. The Plan shall be effective on the date of the approval of the Plan by the holders of the shares entitled to vote at a duly constituted meeting of the stockholders of the Company, which approval shall be obtained within 12 months of the date this Plan is approved by the Board. The Plan shall be null and void and of no effect if the foregoing condition is not fulfilled and in such event each Award shall, notwithstanding any of the preceding provisions of the Plan, be null and void and of no effect. Awards may be granted under the Plan at any time and from time to time on or prior to the tenth anniversary of the effective date of the Plan, on which date the Plan will expire except as to Awards then outstanding under the Plan. Such outstanding Awards shall remain in effect until they have been exercised or terminated, or have expired.

10.2. Termination of Awards. The Committee shall determine and set forth in each Award Agreement whether any Awards granted in such Award Agreement will continue to be exercisable, and the terms of such exercise, on and after the date that a Participant ceases to be employed by or to provide services to the Company or any Subsidiary (including as a Director or Consultant), whether by reason of death, disability, voluntary or involuntary termination of employment or services, or otherwise. The date of termination of a Participant’s employment or services will be determined by the Committee, which determination will be final. Unless otherwise determined by the Committee at the time of grant, the following provisions shall apply.

 (a)  Rules Applicable to Options and Stock Appreciation Rights.  Unless otherwise provided in an Award Agreement, as may be determined by the Committee at grant (or, if no rights of the Participant are reduced, thereafter) or under the terms of an Employment or Consulting or similar agreement with the Participant:

(i) Termination by Reason of Death, Disability or Retirement.  If a Participant’s Termination is by reason of death or Disability, all Options or Stock Appreciation Rights that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination may be exercised by the Participant (or, in the case of death, by the legal representative of the Participant’s estate) at any time within a one-year period from the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Options or Stock Appreciation Rights; provided, however, if the Participant dies within such exercise period, all unexercised Stock Options or Stock Appreciation Rights held by such Participant shall thereafter be exercisable, to the extent to which they were exercisable at the time of death, for a period of one year from the date of such death, but in no event beyond the expiration of the stated term of such Options or Stock Appreciation Rights.

(ii) Termination Without Cause. If a Participant’s Termination is a termination without Cause, all Options or Stock Appreciation Rights that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination may be exercised by the Participant at any time within a period of 90 days from the date of such Termination, but in no event beyond the expiration of the stated term of such Options or Stock Appreciation Rights.

(iii) Termination for Cause.  If a Participant’s Termination: (1) is for Cause; or (2) is a voluntary Termination by the Participant after the occurrence of an event that would be grounds for a Termination for Cause, all Options or Stock Appreciation Rights, whether vested or not vested, that are held by such Participant shall thereupon terminate and expire as of the date of such Termination.

(iv) Unvested Options and Stock Appreciation Rights.  Options or Stock Appreciation Rights that are not vested as of the date of a Participant’s Termination for any reason shall terminate and expire as of the date of such Termination.

(b)  Rules Applicable to Restricted Stock, Restricted Stock Units Performance Awards and Other Stock-Based Awards. Unless otherwise provided in an Award Agreement, as may be determined by the Committee at grant or thereafter, upon a Participant’s Termination for any reason: (i) with respect to Restricted Stock Awards or Restricted Stock Unit Awards subject to vesting, (A) in the event a Participant who is an Employee ceases to be employed with the consent of the Committee or upon the Participant’s death or Disability before the end of a vesting period subject only to continued service with the Company or a Subsidiary, the number of Shares subject to the Restricted Stock Award or Restricted Stock Unit Award that shall vest shall be determined by the Committee; and (B) in the event the Participant ceases to be employed for any other reason, all Shares subject to the Restricted Stock Award or Restricted Stock Unit Award which are still unvested shall be forfeited; and (ii) any unvested Performance Awards or Other Stock-Based Awards shall be forfeited.

10.3. Cancellation of Award; Forfeiture of Gain. Notwithstanding anything to the contrary contained herein, an Award Agreement may provide that the Award shall be canceled if the Participant, without the consent of the Company, while employed by the Company or any Subsidiary or after termination of such employment or service, violates a non-competition, non-solicitation or non-disclosure covenant or agreement or otherwise engages in activity that is in conflict with or adverse to the interest of the Company or any Subsidiary (including conduct contributing to any financial restatements or financial irregularities), as determined by the Committee in its sole discretion. The Committee may provide in an Award Agreement that if within the time period specified in the Agreement the Participant establishes a relationship with a competitor or engages in an activity referred to in the preceding sentence, the Participant will forfeit any gain realized on the vesting or exercise of the Award and must repay such gain to the Company.

11. CHANGE IN CONTROL PROVISIONS

11.1. Impact on Certain Awards. Award Agreements may provide that in the event of a Change in Control of the Company (as defined in Section 11.3): (i) Options and Stock Appreciation Rights outstanding as of the date of the Change in Control shall be cancelled and terminated without payment if the Fair Market Value of one Share as of the date of the Change in Control is less than the per Share Option exercise price or Stock Appreciation Right grant price; and (ii) all Performance Awards shall be (x) considered to be earned and payable based on achievement of performance goals or based on target performance (either in full or pro rata based on the portion of Performance Period completed as of the date of the Change in Control), and any limitations or other restrictions shall lapse and such Performance Awards shall be immediately settled or distributed or (y) converted into Restricted Stock or Restricted Stock Unit Awards based on achievement of performance goals or based on target performance (either in full or pro rata based on the portion of Performance Period completed as of the date of the Change in Control) that are subject to Section 11.2. Notwithstanding anything to the contrary in this Section 11 (including all provisions of this Section 11) in the event that the Award Agreement does not explicitly state the intended treatment or acceleration or vesting of the Award upon a Change of Control, then the Award shall vest in accordance with the terms originally stated therein and there shall be no accelerated vesting or earning of any such Award.

11.2. Assumption or Substitution of Certain Awards. (a) Unless otherwise provided in an Award Agreement, in the event of a Change in Control of the Company in which the successor company assumes or substitutes for an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Share-Based Award (or in which the Company is the ultimate parent corporation and continues the Award), if a Participant’s employment or service as a Director with such successor company (or the Company) or a subsidiary thereof terminates within 24 months following such Change in Control (or such other period set forth in the Award Agreement, including prior thereto if applicable) and under the circumstances specified in the Award Agreement: (i) Options and Stock Appreciation Rights outstanding as of the date of such termination of employment will immediately vest, become fully exercisable, and may thereafter be exercised for 24 months (or the period of time set forth in the Award Agreement), (ii) the restrictions, limitations and other conditions applicable to Restricted Stock and Restricted Stock Units outstanding as of the date of such termination of employment shall lapse and the Restricted Stock and Restricted Stock Units shall become free of all restrictions, limitations and conditions and become fully vested, and (iii) the restrictions, limitations and other conditions applicable to any Other Share-Based Awards or any other Awards shall lapse, and such Other Share-Based Awards or such other Awards shall become free of all restrictions, limitations and conditions and become fully vested and transferable to the full extent of the original grant. For the purposes of this Section 11.2, an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Share-Based Award shall be considered assumed or substituted for if following the Change in Control the Award confers the right to purchase or receive, for each Share subject to the Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Share-Based Award immediately prior to the Change in Control, the consideration (whether stock, cash or other securities or property) received in the transaction constituting a Change in Control by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the transaction constituting a Change in Control is not solely common stock of the successor company, the Committee may, with the consent of the successor company, provide that the consideration to be received upon the exercise or vesting of an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Share-Based Award, for each Share subject thereto, will be solely common stock of the successor company substantially equal in fair market value to the per Share consideration received by holders of Shares in the transaction constituting a Change in Control. The determination of such substantial equality of value of consideration shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding.

(b) Unless otherwise provided in an Award Agreement, in the event of a Change in Control of the Company to the extent the successor company does not assume or substitute for an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Share-Based Award (or in which the Company is the ultimate parent corporation and does not continue the Award), then immediately prior to the Change in Control: (i) those Options and Stock Appreciation Rights outstanding as of the date of the Change in Control that are not assumed or substituted for (or continued) shall immediately vest and become fully exercisable; (ii) restrictions, limitations and other conditions applicable to Restricted Stock and Restricted Stock Units that are not assumed or substituted for (or continued) shall lapse and the Restricted Stock and Restricted Stock Units shall become free of all restrictions, limitations and conditions and become fully vested; and (iii) the restrictions, other limitations and other conditions applicable to any Other Share-Based Awards or any other Awards that are not assumed or substituted for (or continued) shall lapse, and such Other Share-Based Awards or such other Awards shall become free of all restrictions, limitations and conditions and become fully vested and transferable to the full extent of the original grant.

(c) The Committee, in its discretion, may determine that, upon the occurrence of a Change in Control of the Company, each Option and Stock Appreciation Right outstanding shall terminate within a specified number of days after notice to the Participant, and/or that each Participant shall receive, with respect to each Share subject to such Option or Stock Appreciation Right, an amount equal to the excess of the Fair Market Value of such Share immediately prior to the occurrence of such Change in Control over the exercise price per Share of such Option and/or Stock Appreciation Right; such amount to be payable in cash, in one or more kinds of stock or property (including the stock or property, if any, payable in the transaction) or in a combination thereof, as the Committee, in its discretion, shall determine.

  11.3. Change in Control. For purposes of this Plan, unless otherwise provided in an Award Agreement, Change in Control means the occurrence of any one of the following events after the date of approval of this Plan by the Board:

(a)    Over a period of 24 consecutive months or less, there is a change in the composition of the Board such that a majority of the Board (rounded up to the next whole number, if a fraction) ceases, by reason of one or more proxy contests for the election of Board members, to be composed of individuals who either: (i) have been Board members continuously since the beginning of that period; or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in the preceding clause (i) who were still in office at the time that election or nomination was approved by the Board; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be deemed to satisfy the criteria described in the preceding clause (ii);

(b)    Any person or group of persons (within the meaning of Section 13(d)(3) of the Exchange Act) directly or indirectly acquires beneficial ownership (determined pursuant to Rule 13d-3 promulgated under the Exchange Act) of securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities, other than: (i) the Company or any corporation, partnership, limited liability company, business trust, or other entity that is an Affiliate of the Company; (ii) an employee benefit plan of the Company or an Affiliate; (iii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or an Affiliate; or (iv) an underwriter temporarily holding securities pursuant to an offering of such securities;

(c)     The consummation of a merger or consolidation of the Company with or into another person or the sale, transfer, or other disposition of all or substantially all of the Company’s assets to one or more other persons in a single transaction or series of related transactions that requires the approval of the Company’s stockholders, whether for such transaction or the issuance of securities in such transaction (a “Business Combination”), unless in connection with such Business Combination securities possessing more than 50% of the total combined voting power of the survivor’s or acquiror’s outstanding securities (or the securities of any parent thereof) are held by a person or persons who held securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities (“Voting Securities”) immediately prior to such Business Combination and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among the holders thereof immediately prior to such Business Combination; or

(d)     The stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or the consummation of a sale of all or substantially all of the Company’s assets.

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any person acquires beneficial ownership of more than 50% of the Voting Securities as a result of the acquisition of Voting Securities by the Company which reduces the number of Voting Securities outstanding; provided, that if after such acquisition by the Company such person becomes the beneficial owner of additional Voting Securities that increases the percentage of outstanding Voting Securities beneficially owned by such person, a Change in Control shall then occur.

12. PROVISIONS WITH GENERAL APPLICABILITY

12.1. Amendment and Termination of this Plan. The Board may, from time to time, alter, amend, suspend or terminate this Plan as it shall deem advisable, subject to any requirement for stockholder approval imposed by applicable law, including the rules and regulations of the principal securities market on which the Shares are traded; provided that the Board may not amend this Plan in any manner that would result in noncompliance with Rule 16b-3 of the Exchange Act; and further provided that the Board may not, without the approval of the Company’s stockholders, amend this Plan to: (a) increase the number of Shares that may be the subject of Awards under this Plan (except for adjustments pursuant to Section 12.2); (b) expand the types of awards available under this Plan; (c) materially expand the class of persons eligible to participate in this Plan; (d) amend any provision of Section 5.3 or Section 6.2(a); (e) increase the maximum permissible term of any Option or Stock Appreciation Right; (f) increase the Limitations; or (g) or otherwise materially increase the benefits accruing to Participants under this Plan. The Board may not, without the approval of the Company’s stockholders, take any other action with respect to an Option or Stock Appreciation Right that would be treated as a repricing under the rules and regulations of the principal securities exchange on which the Shares are traded, including a reduction of the exercise price of an Option or the grant price of a Stock Appreciation Right or the exchange of an Option or Stock Appreciation Right for cash or another Award. In addition, no amendments to, or termination of, this Plan shall impair the rights of a Participant in any material respect under any Award previously granted without such Participant’s consent.

12.2. Changes in Capital Structure. In the event of any: (a) any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split; (b) any merger, combination, consolidation, or other reorganization; (c) any spin-off, split-up, or similar extraordinary dividend distribution in respect of the Shares (whether in the form of securities, cash (other than regular cash dividends) or property); (d) any exchange of Shares or other securities of the Company, or any similar, unusual or extraordinary corporate transaction in respect of the Shares; or (e) a sale of all or substantially all the business or assets of the Company as an entirety, then the Committee shall, in such manner, to such extent (if any) and at such time as it deems appropriate and equitable in the circumstances in order to preserve, but not increase, the benefits or potential benefits intended to be made available under the Plan or an outstanding Award: (i) proportionately adjust any or all of: (A) the number and type of shares of Shares (or other securities) that thereafter may be made the subject of Awards (including the specific share limits, maximums and numbers of shares set forth elsewhere in this Plan); (B) the number, amount and type of shares of Shares (or other securities or property) subject to any or all outstanding Awards; (C) the grant, purchase, or exercise price of any or all outstanding Award; (D) the securities, cash or other property deliverable upon exercise or payment of any outstanding Awards, or (E) the performance standards applicable to any outstanding Awards; or (ii) make provision for a cash payment or for the assumption, substitution or exchange of any or all outstanding share-based Awards or the cash, securities or property deliverable to the holder of any or all outstanding share-based Awards, based upon the distribution or consideration payable to holders of the Shares upon or in respect of such event. Notwithstanding the foregoing, to the extent possible, all adjustments shall be made in a manner to avoid: (i) an Award that is not already subject to Section 409A of the Code from becoming subject to Section 409A of the Code; and (ii) the imposition of penalties pursuant to Section 409A of the Code. In any of such events, the Committee may take such action prior to such event to the extent that the Committee deems the action necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the underlying shares in the same manner as is or will be available to stockholders generally. In the case of any stock split or reverse stock split, if no action is taken by the Committee, the proportionate adjustments contemplated by clause (i) above shall nevertheless be made.

12.3. Transferability of Awards. Except as provided below, no Award and no Shares that have not been issued or as to which any applicable restriction, performance or deferral period has not lapsed, may be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution, and such Award may be exercised during the life of the Participant only by the Participant or the Participant’s guardian or legal representative. To the extent and under such terms and conditions as determined by the Committee, a Participant may assign or transfer an Award without consideration (each transferee thereof, a “Permitted Assignee”) to: (i) the Participant’s spouse, children or grandchildren (including any adopted and step children or grandchildren), parents, grandparents or siblings; (ii) to a trust for the benefit of one or more of the Participant or the persons referred to in clause (i); (iii) to a partnership, limited liability company or corporation in which the Participant or the persons referred to in clause (i) are the only partners, members or shareholders; or (iv) for charitable donations; provided that such Permitted Assignee shall be bound by and subject to all of the terms and conditions of this Plan and the Award Agreement relating to the transferred Award and shall execute an agreement satisfactory to the Company evidencing such obligations; and provided further that such Participant shall remain bound by the terms and conditions of this Plan. The Company shall cooperate with any Permitted Assignee and the Company’s transfer agent in effectuating any transfer permitted under this Section.

12.4. Deferral; Dividend Equivalents. The Committee shall be authorized to establish procedures pursuant to which the payment of any Award may be deferred consistent with the requirements of Section 409A of the Code. Subject to the provisions of this Plan and any Award Agreement, the recipient of an Award other than an Option or Stock Appreciation Right may, if so determined by the Committee, be entitled to receive, currently or on a deferred basis, cash, stock or other property dividends, or cash payments in amounts equivalent to cash, stock or other property dividends on Shares (“Dividend Equivalents”) with respect to the number of Shares covered by the Award, as determined by the Committee, in its sole discretion. The Committee may provide that such amounts and Dividend Equivalents (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested and may provide that such amounts and Dividend Equivalents are subject to the same vesting or performance conditions as the underlying Award. Notwithstanding the foregoing, Dividend Equivalents credited in connection with an Award that vests based on the achievement of performance goals shall be subject to restrictions and risk of forfeiture to the same extent as the Award with respect to which such Dividend Equivalents have been credited.

12.5. Privileges of Stock Ownership.   No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are restricted stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the restricted stock; provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant’s original purchase price.

12.6. Custody. To enforce any restrictions on a Participant’s Award, the Committee may require the Participant to deposit all Award Agreements or certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates.

13. COMPLIANCE MATTERS

13.1. Compliance with Section 409A of the Code. This Plan is intended to comply and shall be administered in a manner that is intended to comply with Section 409A of the Code and shall be construed and interpreted in accordance with such intent. To the extent that an Award or the payment, settlement or deferral thereof is subject to Section 409A of the Code, the Award shall be granted, paid, settled or deferred in a manner that will comply with Section 409A of the Code, including regulations or other guidance issued with respect thereto, except as otherwise determined by the Committee. Any provision of this Plan that would cause the grant of an Award or the payment, settlement or deferral thereof to fail to satisfy Section 409A of the Code shall be amended to comply with Section 409A of the Code on a timely basis, which may be made on a retroactive basis, in accordance with regulations and other guidance issued under Section 409A of the Code.

13.2. Section 16(b) of the Exchange Act.  All elections and transactions under the Plan by persons subject to Section 16 of the Exchange Act involving shares of Common Stock are intended to comply with any applicable exemptive condition under Rule 16b-3. The Committee may, in its sole discretion, establish and adopt written administrative guidelines, designed to facilitate compliance with Section 16(b) of the Exchange Act, as it may deem necessary or proper for the administration and operation of the Plan and the transaction of business thereunder.

13.3. Listing and Registration. (a) Each Award shall be subject to the requirement that if at any time the Committee shall determine, in its discretion, that the listing, registration, or qualification of such Award, or any Shares or other property subject thereto, upon any securities exchange or under any foreign, federal or state securities or other law or regulation, or the consent or approval of any governmental body or the taking of any other action to comply with or otherwise with respect to any such law or regulation, is necessary or desirable as a condition to or in connection with the granting of such Award or the issue, delivery or purchase of Shares or other property thereunder, no such Award may be exercised or paid in Shares or other property unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Committee. The holder of the Award will supply the Company with such certificates, representations and information as the Company shall request and shall otherwise cooperate with the Company in effecting or obtaining such listing, registration, qualification, consent, approval or other action. In the case of persons subject to Section 16 of the Exchange Act, the Committee may at any time impose any limitations upon the exercise, delivery or payment of any Award which, in the discretion of the Committee, are necessary or desirable in order to comply with Section 16 and the rules and regulations thereunder. If the Company, as part of an offering of securities or otherwise, finds it desirable or necessary because of foreign, federal or state legal or regulatory requirements to suspend the period during which Options or Stock Appreciation Rights may be exercised, the Committee may, in its discretion and without the holders’ consent, so suspend such period on not less than 15 days prior written notice to the holders thereof.

(b) At the option of the Committee, the obligation of the Company to issue Shares to a Participant upon the grant of any Award or exercise of an Option or other Award, may be conditioned upon obtaining appropriate representations, warranties, restrictions and agreements of the Participant. Among other representations, warranties, restrictions and agreements, the Participant may be required to represent and agree that the purchase or receipt of Shares shall be for investment, and not with a view to the public resale or distribution thereof, unless the Shares are registered under the Securities Act and the issuance and sale of the Shares complies with all other laws, rules and regulations applicable thereto.

(c) Unless the issuance of such Shares is registered under the Securities Act of 1933, as amended (the “Securities Act”) (and any similar law of a foreign jurisdiction applicable to the Participant), the Participant shall acknowledge that the Shares purchased are not registered under the Securities Act (or any such other law) and may not be sold or otherwise transferred unless the Shares have been registered under the Securities Act (or any such other law) in connection with the sale or other transfer thereof, or that counsel satisfactory to the Company has issued an opinion satisfactory to the Company that the sale or other transfer of such Shares is exempt from registration under the Securities Act (or any such other law), and unless said sale or transfer is in compliance with all other applicable laws, rules and regulations, including all applicable federal, state and foreign securities laws, rules and regulations. All certificates for Shares delivered under this Plan pursuant to any Award shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Shares are then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. Unless the Shares subject to an Award are registered under the Securities Act, the certificates representing such Shares issued shall contain the following legend in substantially the following form:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS. THESE SHARES HAVE NOT BEEN ACQUIRED WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, ASSIGNED, EXCHANGED, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR DISPOSED OF, BY GIFT OR OTHERWISE, OR IN ANY WAY ENCUMBERED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS, OR A SATISFACTORY OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT AND UNDER APPLICABLE STATE SECURITIES LAWS.

14. MISCELLANEOUS

14.1. Award Agreements. Each Award Agreement shall either be: (a) in writing in a form approved by the Committee and executed by the Company by an officer duly authorized to act on its behalf; or (b) an electronic notice in a form approved by the Committee and recorded by the Company (or its designee) in an electronic recordkeeping system used for the purpose of tracking one or more types of Awards as the Committee may provide; in each case and if required by the Committee, the Award Agreement shall be executed or otherwise electronically accepted by the recipient of the Award in such form and manner as the Committee may require. The Committee may authorize any officer of the Company to execute any or all Award Agreements on behalf of the Company. The Award Agreement shall set forth the material terms and conditions of the Award as established by the Committee consistent with the provisions of this Plan.

14.2. Tax Withholding. To the extent that the Company is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a Participant or other person under this Plan, and the amounts available to the Company for such withholding are insufficient, including amounts from any other sums or property due or to become due from the Company to the Participant, it will be a condition to the receipt of such payment or the realization of such benefit that the Participant or such other person make arrangements satisfactory to the Company for payment of the balance of such taxes required to be withheld, which arrangements (in the discretion of the Board) may include relinquishment of a portion of such benefit. If a Participant’s benefit is to be received in the form of Shares, and such Participant fails to make arrangements for the payment of tax, the Company may withhold such Shares having a value equal to the amount required to be withheld. When a Participant who is subject to Section 16 of the Exchange Act is required to pay the Company an amount required to be withheld under applicable income and employment tax laws, the Participant may elect to satisfy the obligation, in whole or in part, by electing to have withheld, from the shares required to be delivered to the Participant, Shares having a value equal to the amount required to be withheld, or by delivering to the Company other Shares held by such Participant. The Shares used for tax withholding will be valued at an amount equal to the Fair Market Value per Share of such Shares on the date the benefit is to be included in Participant’s income. In no event shall the Fair Market Value per Share of the Shares to be withheld and delivered pursuant to this Section to satisfy applicable withholding taxes in connection with the benefit exceed the minimum amount of taxes required to be withheld. Participants shall also make such arrangements as the Company may require for the payment of any withholding tax obligation that may arise in connection with the disposition of Shares acquired upon the exercise of Options.

14.3. No Right of Employment or Service and No Claims to Awards. This Plan is purely voluntary on the part of the Company, and the continuance of the Plan shall not be deemed to constitute a contract between the Company and any Participant, or to be consideration for or a condition of the employment or service of any Participant. Nothing in this Plan nor the grant of an Award hereunder shall confer upon any Employee, Director of Consultant the right to continue in the employment or service of the Company or any Subsidiary or affect any right that the Company or any Subsidiary may have to terminate the employment or service of (or to demote or to exclude from future Awards under this Plan) any such Employee, Director or Consultant at any time for any reason. No Participant shall have any right to or interest in Awards authorized hereunder prior to the award thereof to such Participant, and upon such Award the Participant shall have only such rights and interests as are expressly provided herein, subject, however, to all applicable provisions of the Company’s Certificate of Incorporation, as the same may be amended from time to time. Except as specifically provided by the Committee, the Company shall not be liable for the loss of existing or potential profit from an Award granted in the event of termination of an employment or other relationship. No Employee or Participant shall have any claim to be granted any Award under this Plan, and there is no obligation for uniformity of treatment of Employees or Participants under this Plan. In the case of any Employee on an approved leave of absence, the Committee may make such provisions with respect to continuance of Awards previously granted while on leave from the employ of the Company or a Subsidiary as it may deem equitable.

14.4. Substitute Awards. Notwithstanding any other provision of this Plan, the terms of Substitute Awards may vary from the terms set forth in this Plan to the extent the Committee deems appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are granted.

14.5. Nature of Payments. All Awards made pursuant to this Plan are in consideration of services performed or to be performed for the Company or any Subsidiary, division or business unit of the Company. Any income or gain realized pursuant to Awards under this Plan constitute a special incentive payment to the Participant and shall not be taken into account, to the extent permissible under applicable law, as compensation for purposes of any of the employee benefit plans of the Company or any Subsidiary except as may be determined by the Committee or by the Board or board of directors of the applicable Subsidiary.

14.6. Other Plans. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

14.7. Severability. If any provision of this Plan shall be held unlawful or otherwise invalid or unenforceable in whole or in part by a court of competent jurisdiction, such provision shall: (a) be deemed limited to the extent that such court of competent jurisdiction deems it lawful, valid and/or enforceable and as so limited shall remain in full force and effect; and (b) not affect any other provision of this Plan or part thereof, each of which shall remain in full force and effect. If the making of any payment or the provision of any other benefit required under this Plan shall be held unlawful or otherwise invalid or unenforceable by a court of competent jurisdiction, such unlawfulness, invalidity or unenforceability shall not prevent any other payment or benefit from being made or provided under this Plan, and if the making of any payment in full or the provision of any other benefit required under this Plan in full would be unlawful or otherwise invalid or unenforceable, then such unlawfulness, invalidity or unenforceability shall not prevent such payment or benefit from being made or provided in part, to the extent that it would not be unlawful, invalid or unenforceable, and the maximum payment or benefit that would not be unlawful, invalid or unenforceable shall be made or provided under this Plan.

14.8. Construction. As used in this Plan, the words “include” and “including” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.”

14.9. Unfunded Status of this Plan. This Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

14.10. Governing Law. This Plan and all determinations made and actions taken thereunder, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Delaware, without reference to principles of conflict of laws, and construed accordingly.

14.11. Foreign Employees. Awards may be granted to Participants who are foreign nationals or employed outside the United States, or both, on such terms and conditions different from those applicable to Awards to Employees employed in the United States as may, in the judgment of the Committee, be necessary or desirable in order to recognize differences in local law or tax policy. The Committee also may impose conditions on the exercise or vesting of Awards in order to minimize the Company’s obligation with respect to tax equalization for Employees on assignments outside their home country.

14.12. No Registration Rights; No Right to Settle in Cash. The Company has no obligation to register with any governmental body or organization (including, without limitation, the U.S. Securities and Exchange Commission “SEC”)) any of: (a) the offer or issuance of any Award; (b) any Shares issuable upon the exercise of any Award; or (c) the sale of any Shares issued upon exercise of any Award, regardless of whether the Company in fact undertakes to register any of the foregoing. In particular, in the event that any of (x) any offer or issuance of any Award, (y) any Shares issuable upon exercise of any Award, or (z) the sale of any Shares issued upon exercise of any Award are not registered with any governmental body or organization (including, without limitation, the SEC), the Company will not under any circumstance be required to settle its obligations, if any, under this Plan in cash.

14.13. Captions. The captions in this Plan are for convenience of reference only, and are not intended to narrow, limit or affect the substance or interpretation of the provisions contained herein.

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14.14. Notices. Any notice to be given to the Company pursuant to the provisions of this Plan shall be addressed to the Company in care of its Secretary (or such other person as the Company may designate from time to time) at its principal executive office, and any notice to be given to a Participant shall be delivered personally or addressed to him or her at the address given beneath his or her signature on his or her Award Agreement, or at such other address as such Participant or his or her permitted transferee (upon the permitted transfer) may hereafter designate in writing to the Company. Any such notice shall be deemed duly given on the date and at the time delivered via hand delivery, courier or recognized overnight delivery service or, if sent via telecopier, on the date and at the time telecopied with confirmation of delivery or, if mailed, on the date five (5) days after the date of the mailing (which shall be by regular, registered or certified mail). Delivery of a notice by telecopy (with confirmation) shall be permitted and shall be considered delivery of a notice notwithstanding that it is not an original that is received. It shall be the obligation of each Participant and each permitted transferee to provide the Secretary of the Company, by letter mailed as provided herein, with written notice of his or her direct mailing address.

Duly Adopted by the Board of Directors as of ______________, 2018.

Duly Adopted by Shareholders as of ______________, 2018.

HF FOOD GROUP INC.

By:
Name:
Title: Chairman

By:
Name:
Title: Secretary

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